UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10267

GPS Funds I

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2023

Date of reporting period: April 1, 2022 through September 30, 2022

Item 1. Reports to Stockholders.

(a)

GuideMark® Funds

GuidePath® Funds

Investment Advisor

AssetMark, Inc.

SEMI-ANNUAL REPORT

September 30, 2022

GUIDEMARK® LARGE CAP CORE FUND

GUIDEMARK® EMERGING MARKETS FUND

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEPATH® GROWTH ALLOCATION FUND

GUIDEPATH® CONSERVATIVE ALLOCATION FUND

GUIDEPATH® TACTICAL ALLOCATION FUND

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

GUIDEPATH® CONSERVATIVE INCOME FUND

GUIDEPATH® INCOME FUND

GUIDEPATH® GROWTH AND INCOME FUND

Dear Shareholder:

Enclosed is the Semi-Annual Report for the GuideMark and GuidePath Funds covering the period from April 1, 2022 to September 30, 2022.

Market Review

For the 6-month reporting period ending September 30, 2022, US equities returned (20.2)%1. Headlines of slowing economic growth leading to an eventual recession and tightening monetary policy intended to tame persistently high inflation have plagued markets over the last 6 months. International developed markets underperformed US equities, returning (22.3)%2 in US dollar terms for the 6-month period ending September 30, 2022. Results were impacted by the war in Ukraine, with significant reliance on Russian commodity exports by Europe driving inflation to record highs in the region. A stronger US dollar also led to lower returns in international developed markets, as losses in local currencies stood at (10.9)%3. Emerging markets also struggled for the 6-month period ending September 30, 2022, declining (21.5)%4 as China’s continued restrictive, zero tolerance COVID policy remained highly disruptive to the region’s economy and markets.

Within US equity sectors, all 11 sectors posted negative returns for the 6-month period ending September 30, 2022. Energy was the best performing among the sectors with losses of 2.9%.5 In addition, defensive sectors such as Utilities and Healthcare rounded the top three as investors sought safety amid rising uncertainty, each returning (10.8)% for the 6-month period ending September 30, 20225. The worst performing sector for the 6-month period was Communication Services, a sector that can be viewed as non-essential and dependent on cashflows in the future, which was down 30.8%6 as of September 30, 2022. For many growth style stocks, investors historically have paid a premium for distant growth in earnings and cashflows. However, in a rising interest rate environment, investors tend to favor companies with near term cashflows such as dividend paying stocks and pull back from long duration stocks.

Within equity styles, across US large-cap stocks, while posting negative absolute returns, value outperformed growth for the 6-month reporting period by 7.4%7. This was a reversal from the last decade where value style underperformed but rising interest rates and lofty valuations put pressure on the growth segments driving underperformance of growth during the most of the reporting period. Across the capitalization spectrum, small-cap stocks outperformed large-cap stocks8.

Looking at broader asset class returns for the 6-month period ending September 30, 2022, commodities fell 9.5%9 as recession concerns weighed on future demand despite supply disruptions resulting from the ongoing war in Ukraine. Gold fell by 14.9%10 hurt by a rising US dollar, despite higher equity market volatility in 2022. Real estate investment trusts (REITs) returned (23.9)%11 over the same period hurt by rising interest rates.

Within fixed income, the US bond market started 2022 with its worst performance on record since the inception of the Bloomberg US Aggregate Bond Index as interest rates rose sharply after the Federal Reserve set out on a more aggressive path of monetary tightening in an effort to tame inflation. US core bonds returned (9.2)% for the 6-month period ending September 30, 202212. Longer-term Treasuries, which have the greatest sensitivity to interest-rate changes, were the hardest hit and fell 20.4%13 for the same time period. High yield bonds (which carry less interest rate sensitivity) fell 10.4%14, surprisingly outperforming investment grade corporate bonds, despite recessionary fears hitting other risk assets. Finally, emerging market bonds struggled with weaker regional ecnomic growth and a stronger US dollar, falling 12.4%15 for the 6-month period ending September 30, 2022.

Fund Review

Looking across the fund family, six of the 15 funds performed in line with or outperformed their benchmarks over the 6-month period.

[1]	Source: Zephyr Style Advisor. US equities represented by S&P 500 Index.

[2]	Source: Zephyr Style Advisor. International developed market equities represented by MSCI EAFE Index USD.

[3]	Source: Zephyr Style Advisor. International developed market equities represented by MSCI EAFE Index LCL.

[4]	Source: Zephyr Style Advisor. Emerging market equities represented by MSCI Emerging Markets Index.

[5]	Source: Zephyr Style Advisor. Energy sector represented by S&P 500 Energy Index; Utilities sector represented by S&P 500 Utilities Index; Health care sector represented by S&P 500 Healthcare Index.

[6]	Source: Zephyr Style Advisor. Communication Services sector represented by S&P 500 Communication Services Index.

[7]	Source: Zephyr Style Advisor. Large cap growth stocks represented by S&P 500 Growth Index and large cap value stocks represented by S&P 500 Value Index.

[8]	Source: Zephyr Style Advisor. Large cap stocks represented by S&P 500 Index and small cap stocks represented by S&P 600 Index.

[9]	Source: Zephyr Style Advisor. Commodities represented by Bloomberg Commodity Index.

[10]	Source: Zephyr Style Advisor. Gold represented by Bloomberg Gold Subindex.

[11]	Source: Zephyr Style Advisor. REITs represented by FTSE NAREIT All Equity REITs Index.

[12]	Source Zephyr Style Advisor. US core bonds represented by Bloomberg US Aggregate Bond Index.

[13]	Source: Zephyr Style Advisor. Long Treasuries represented by Bloomberg US Long Treasury Index.

[14]	Source: Zephyr Style Advisor. High yield bonds represented by Bloomberg US Corporate High Yield Bond Index.

[15]	Source: Zephyr Style Advisor. Emerging market bonds represented by Bloomberg Emerging Markets Aggregate Bond Index.

Performance of the GuideMark Funds was mixed during the reporting period. The GuideMark Large Cap Core Fund outperformed its benchmark, benefitting from exposure to the momentum factor in light of trends growing stronger in value stocks in the latter part of the period as investors grew concerned over lofty valuations, rising interest rates, and inflationary pressures. The GuideMark Small/Mid Cap Fund, GuideMark World Ex-US Fund, and GuideMark Emerging Markets Fund lagged their respective benchmarks over the six month period largely due to their exposure to the quality factor. The GuideMark Core Fixed Income Fund underperformed its benchmark due its overweight allocation to corporate credit as well as agency-mortgage exposure which fell under pressure due to rising interest rates during the period.

The GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Absolute Return Allocation Fund and GuidePath Flexible Income Allocation Fund each underperformed its respective benchmark, generally as a result of broad asset class diversification, with exposure to global equities, and in particular growth-oriented equities, along with global REITs and long-term Treasuries and Treasury Inflation Protected Securities within fixed income all weighing on returns for the period. The GuidePath Tactical Allocation Fund outperformed its benchmark due to its overweight allocations to the Energy and Healthcare sectors. However, the Fund’s higher total equity positioning relative to its benchmark detracted during the period. The GuidePath Multi-Asset Income Allocation Fund outperformed its benchmark due to overweight exposures to US dividend equity, the Utilities sector, high yield bonds and mortgage backed securities during the period. The GuidePath Managed Futures Strategy Fund outperformed its benchmark for the 6-month period largely due to its strong performance in the second quarter. In particular, short positions in fixed income and long positioning in the U.S. dollar were primary contributors.

Of the three GuidePath income-focused funds, both the GuidePath Conservative Income Fund and the GuidePath Growth and Income Fund outperformed their respective benchmarks for the reporting period. The GuidePath Conservative Income Fund primarily benefited from a target allocation to cash equivalents that beat the negative returns of short-term Treasuries as the Federal Reserve signaled its willingness to continue raising interest rates. Exposure to master limited partnerships (MLPs) and energy-oriented stocks lifted returns in the GuidePath Growth and Income Fund, as did the Fund’s volatility targeting component especially during the August-September sharp market decline. The GuidePath Income Fund underperformed its benchmark for the period. The Fund’s allocation to investment grade credit within diversified bond exposures was a significant detractor from returns during the period. The Fund’s put-write strategy also detracted from returns, as the collection of the option premiums was offset by increased market volatility.

Looking Ahead

When we are so focused on the near term and current losses seen in portfolios, it’s really difficult to lean into the markets when they are ‘on sale’. Although a balanced and well diversified portfolio can help, we need to remember that market falls are part of a normal functioning market and bear markets always end. Investing into and during bear markets can be additive to investor returns as the strongest market returns historically have tended to occur after market downturns—the average 1-year return following a bear market cycle is 49.6%16. But investing into bear markets needs a long-term focus, patience, a calm-mind and a strong stomach! Remembering that investing is about the future and not the past and that today’s realities provide investment opportunities allows us to make good decisions today that can provide greater benefit to a portfolio in the longer term.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Important Information

Past performance is no guarantee of future results and it is not possible to invest directly in any index.

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

The prospectus includes additional information about the GuideMark and GuidePath Funds including investment objectives, risk factors, fees and charges as well as other important information that should be carefully read and considered before investing. You may obtain a prospectus by contacting your registered representative.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. The Principal Underwriter for the GuideMark and GuidePath Funds is AssetMark Brokerage®, LLC (AssetMark Brokerage), a member of the Financial Industry Regulatory Authority, Inc. AssetMark Brokerage is an affiliate of AssetMark, Inc. and shares its address. ©2022 AssetMark, Inc. All rights reserved.

Investment Terms

Market Capitalization or Market Cap refers to the total value of an issuer’s outstanding shares of stock. It is calculated by multiplying the price of a stock by its total number of outstanding shares.

[16]	Source: MFS, “Market Declines: A History of Recoveries.”

Small Cap stocks generally refer to shares of companies with a market cap between $300 million and $2 billion.

Mid Cap stocks generally refer to shares of companies with a market cap between $2 billion and $10 billion.

Large Cap stocks generally refer to shares of companies with a market cap of $10 billion or greater.

Investment Factors:

Value refers to how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow.

Momentum refers to whether a company’s share price is trending up or down.

Quality refers to profitability.

Volatility is a statistical measure of the dispersion of returns for a given security, market index or portfolio over a period of time. Low volatility means that the value of a security, market index or portfolio stays relatively stable. High volatility means that the value of a security, market index or portfolio experiences rapid increases and dramatic falls and may move erratically.

Inflation is the measure of average prices of a “basket” of consumer goods over time.

GuideMark Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® INDEX – The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. As of May 6, 2022, the market capitalization of the companies in the Russell 1000® Index ranged from $2.9 billion to $2.5 trillion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuideMark Large Cap Core Fund(3)
Service Shares	-18.03%	8.42%	9.91%	5.19%
Institutional Shares	-17.88%	8.94%	10.50%	9.44%
Russell 1000® Index	-17.22%	9.00%	11.60%	7.40%

(1)	Inception date is June 29, 2001 for Service Shares and April 29, 2011 for Institutional Shares.

(2)	The return shown for the Russell 1000® Index is from the inception date of the Service Shares. The Russell 1000® Index return from the inception date of the Institutional Shares is 10.82%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned (20.46)%, outperforming the Russell 1000 Index at (20.51)%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the momentum factor was the largest contributor.

•	The Fund benefitted from its investment process tilt toward stocks with smaller market capitalizations within its investment universe.

•	The Fund’s allocation to the quality factor combined with security selection within technology was a detractor.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	5.85%
2	Microsoft Corp.	4.67%
3	Vanguard S&P 500 ETF	3.69%
4	Amazon.com, Inc.	2.37%
5	Alphabet, Inc. – Class A	1.44%
6	Telsa, Inc.	1.44%
7	Alphabet, Inc. – Class C	1.31%
8	UnitedHealth Group, Inc.	1.29%
9	Johnson & Johnson	1.16%
10	Exxon Mobil Corp.	0.89%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMark Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI EMERGING MARKETS INDEX – The MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark Emerging Markets Fund(2)
Service Shares	-28.34%	-2.69%	5.28%	3.34%
MSCI Emerging Markets Index	-27.80%	-1.44%	1.42%	7.70%

(1)	Inception date is June 29, 2001.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned (22.89)%, underperforming the MSCI Emerging Markets Index at (21.46)%.

•

As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the value factor was the largest detractor due to value’s underperformance in the last quarter of the reporting period.

•	Exposure to the quality factor, which underperformed during the reporting period, detracted from the Fund’s returns.

•	Driven by the Fund’s factor investment approach, the Fund’s underweight to the Financials sector and an overweight allocation to Korean equities detracted from performance.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Taiwan Semiconductor Manufacturing Co., Ltd.	5.49%
2	iShares MSCI Saudi Arabia ETF	4.38%
3	Tencent Holdings, Ltd.	3.25%
4	Samsung Electronics Co., Ltd.	2.99%
5	iShares Core MSCI Emerging Markets ETF	2.57%
6	Alibaba Group Holdings, Ltd.	1.85%
7	Vale SA	1.03%
8	Infosys, Ltd.	1.01%
9	China Construction Bank Corp. – Series H	0.94%
10	Reliance Industries, Ltd.	0.88%

GuideMark Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. As of May 6, 2022, the market capitalization of the companies in the Russell 2500TM Index ranged from $240 million to $16.9 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark Small/Mid Cap Core Fund(2)
Service Shares	-21.15%	5.87%	9.30%	7.05%
Russell 2500TM Index	-21.11%	5.45%	9.58%	8.12%

(1)	Inception date is June 29, 2001.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned (19.82)%, underperforming the Russell 2500 Index at (19.32)%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the quality factor was the largest detractor.

•	During the reporting period, the Fund was hurt by exposure to the value factor as value underperformed relative to growth in last quarter of the reporting period.

•	As a result of the Fund’s factor investment approach, security selection within the Financials sector detracted from the Fund’s performance.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Extended Market ETF	3.29%
2	LPL Financial Holdings, Inc.	0.34%
3	Builders FirstSource, Inc.	0.30%
4	Steel Dynamics, Inc.	0.30%
5	United Therapeutics Corp.	0.28%
6	Reliance Steel & Aluminum Co.	0.26%
7	Quanta Services, Inc.	0.25%
8	BJ’s Wholesale Club Holdings, Inc.	0.25%
9	Dillard’s, Inc. – Class A	0.24%
10	APA Corp.	0.24%

GuideMark World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD EX-USA INDEX – The MSCI World ex-USA Index captures large and mid-cap representation across 22 of 23 developed markets countries excluding the U.S. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuideMark World ex-US Fund(3)
Service Shares	-26.71%	-1.59%	2.17%	1.84%
Institutional Shares(4)	-26.08%	-0.98%	2.87%	1.26%
MSCI World ex-USA Index	-23.50%	0.12%	4.14%	4.66%

(1)	Inception date is June 29, 2001 for Service Shares and April 29, 2011 for Institutional Shares.

(2)	The return shown for the MSCI World ex-USA Index is from the inception date of the Service Shares. The MSCI World ex-USA Index return from the inception date of the Institutional Shares is 2.54%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

(4)

During the period August 3, 2017 through September 5, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

GuideMark World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned (23.08)%, underperforming the MSCI World ex-USA Index at (22.24)%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the quality factor was the largest detractor.

•	Exposure to developed international equity, led by German equities, detracted from Fund returns for the period.

•	Security selection within the Industrials sector detracted from the Fund’s performance, which was driven by exposure to the quality factor.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE ETF	3.64%
2	Nestle SA	1.60%
3	Roche Holdings AG	1.56%
4	Novo Nordisk AS – Series B	1.33%
5	Shell PLC	1.17%
6	LVMH Moet Hennessy Louis Vuitton SE	1.04%
7	AstraZeneca PLC	1.04%
8	Novartis AG	0.95%
9	Royal Bank of Canada	0.85%
10	Total SA	0.79%

GuideMark Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. AGGREGATE BOND INDEX – The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark Core Fixed Income Fund(2)
Service Shares	-16.25%	-0.98%	0.10%	2.73%
Bloomberg U.S. Aggregate Bond Index	-14.60%	-0.27%	0.89%	3.52%

(1)	Inception date is June 29, 2001.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned (10.57)%, underperforming the Bloomberg US Aggregate Bond Index at (9.22)%.

•	Overweight exposure to investment grade corporate credit detracted from returns as credit spreads widened during the period.

•	Exposure to the securitized credit sector, including residential mortgage-backed securities, tempered returns as the Fed continued to raise rates in an effort to drive down inflation.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Percentages expressed exclude derivative instruments, such as futures, options written and swap contracts.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Federal National Mortgage Association, 3.000%, 10/15/2050	4.16%
2	U.S. Treasury Note, 2.875%, 06/15/2025	3.15%
3	U.S. Treasury Note, 1.875%, 02/28/2029	2.60%
4	Government National Mortgage Association, 2.500%, 10/15/2046	2.56%
5	Federal National Mortgage Association, 2.000%, 01/01/2052	2.26%
6	U.S. Treasury Note, 2.00%, 11/15/2026	2.24%
7	Federal National Mortgage Association, 2.500%, 10/15/2046	1.87%
8	Federal National Mortgage Association, 2.500%, 06/01/2052	1.81%
9	U.S. Treasury Note, 0.750%, 04/30/2026	1.74%
10	Federal National Mortgage Association, 1.500%, 10/15/2035	1.59%

GuidePath Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK AGGRESSIVE INDEX – The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuidePath Growth Allocation Fund(3)
Service Shares	-22.80%	4.03%	6.14%	4.96%
Institutional Shares	-22.86%	4.49%	6.69%	6.48%
S&P® Target Risk Aggressive Index	-18.49%	3.87%	7.16%	6.47%

(1)	Inception date is April 29, 2011 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Aggressive Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Aggressive Index average annual return from the inception date of the Institutional Shares is 6.95%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned (22.00)%, underperforming the S&P® Target Risk Aggressive Index at (18.51)%.

•

Exposure to large cap growth stocks hurt Fund returns for the reporting period, as investors favored stable companies with steady earnings. International equity exposure also detracted from performance.

•	Global REITs exposure hurt returns as central banks raised interest rates in an effort to fight persistently high inflation.

•	Exposure to U.S. small-cap stocks benefitted Fund performance during the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	17.95%
2	Vanguard FTSE Developed Markets ETF	9.77%
3	Schwab U.S. Large-Cap ETF	6.90%
4	iShares Core S&P Small-Cap ETF	6.54%
5	American Funds – The Growth Fund of America – Class F3	6.36%
6	Schwab U.S. Large-Cap Growth ETF	6.25%
7	iShares Core MSCI Emerging Markets ETF	6.20%
8	AMCAP Fund – Class F3	5.03%
9	Vanguard Russell 1000 Growth ETF	5.03%
10	American Funds – Fundamental Investors – Class F3	5.01%

GuidePath Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK CONSERVATIVE INDEX – The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuidePath Conservative Allocation Fund(3)
Service Shares	-14.78%	1.96%	3.55%	3.06%
Institutional Shares	-14.38%	2.51%	4.16%	4.02%
S&P® Target Risk Conservative Index	-15.59%	1.68%	3.30%	3.46%

(1)	Inception date is April 29, 2011 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Conservative Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Conservative Index average annual return from the inception date of the Institutional Shares is 3.24%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned (14.18)% underperforming the S&P® Target Risk Conservative Index at (12.52)%.

•	International equity exposure detracted from performance. Global REITs exposure hurt returns as central banks raised interest rates in an effort to fight persistently high inflation.

•	Long-term Treasuries dampened returns as the Federal Reserve raised interest rates. Emerging markets bonds and investment grade credit also detracted from returns during the period.

•	Exposures to short-term Treasuries, high yield bonds, and mortgage-backed securities benefitted Fund performance.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	5.97%
2	iShares 1-3 Year Treasury Bond ETF	5.43%
3	American Funds – The Income Fund of America – Class F3	4.69%
4	American Funds – Capital Income Builder – Class F3	4.63%
5	iShares Core Aggressive Allocation ETF	4.63%
6	Vanguard Mortgage-Backed Securities ETF	4.37%
7	American Funds – Multi-Sector Income Fund – Class F3	4.04%
8	American Funds – The Bond Fund of America – Class F3	4.01%
9	iShares Core U.S. Aggregate Bond ETF	4.00%
10	iShares Core Growth Allocation ETF	3.97%

GuidePath Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® DAILY RISK CONTROL 10% INDEX – The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuidePath Tactical Allocation Fund(3)
Service Shares	-3.15%	4.66%	4.85%	3.95%
Institutional Shares	-2.81%	5.21%	5.42%	5.30%
S&P 500® Daily Risk Control 10% Index	-6.31%	6.24%	8.09%	6.95%

(1)	Inception date is April 29, 2011 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the S&P 500® Daily Risk Control 10% Index is annualized from the inception date of the Service Shares. The S&P 500® Daily Risk Control 10% Index average annual return from the inception date of the Institutional Shares is 7.94%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned (8.82)%, outperforming the S&P® 500 Daily Risk Control 10% Index at (9.20)%.

•	An Energy sector overweight helped returns as it was the best performing sector for the period. Overweight positioning in the defensive Healthcare sector also proved beneficial to performance.

•	An underweight to the Technology sector was a tailwind as it was the second worst performing sector for the period.

•	Higher total equity positioning relative to the benchmark was a detractor in light of the steady decline in equity markets over the reporting period, except for a mid-July to mid-August run-up.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Aflac, Inc.	2.66%
2	Apple, Inc.	2.59%
3	Microsoft Corp.	2.54%
4	CVS Health Corp.	2.47%
5	Pfizer, Inc.	2.47%
6	Hartford Financials Services Group, Inc.	2.39%
7	Procter & Gamble Co.	2.37%
8	United Therapeutics Corp.	2.26%
9	Archer-Daniels-Midland Co.	2.24%
10	ConocoPhillips	2.22%

GuidePath Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)(2)
GuidePath Absolute Return Allocation Fund(3)
Service Shares	-12.43%	-0.56%	1.16%	1.25%
Institutional Shares	-12.11%	-0.03%	1.74%	1.75%
FTSE 3-Month Treasury Bill Index	0.63%	1.13%	0.66%	0.58%

(1)	Inception date is April 29, 2011 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the FTSE 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The FTSE 3-Month Treasury Bill Index average annual return from the inception date of the Institutional Shares is 0.66%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned (8.58)%, underperforming the FTSE 3-Month Treasury Bill Index at 0.59%.

•

Exposure to high yield bonds, emerging market government bonds, mortgage-backed securities, core fixed income and long-term Treasuries detracted from performance during the period as the Federal Reserve raised interest rates sharply.

•	Small allocations to US and developed market equities were detractors as markets grew cautious in light of tightening monetary policies.

•	Exposures to short-term Treasuries, low duration bonds and floating rate notes benefitted Fund performance during the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Intermediate-Term Corporate Bond ETF	12.87%
2	Vanguard Mortgage-Backed Securities ETF	12.39%
3	Vanguard Short-Term Corporate Bond ETF	12.17%
4	DoubleLine Total Return Bond Fund – Institutional Shares	10.31%
5	iShares 7-10 Year Treasury Bond ETF	7.46%
6	DoubleLine Low Duration Bond Fund – Institutional Shares	7.42%
7	BlackRock Low Duration Bond Portfolio – Insitutional Shares	7.37%
8	Schwab Short-Term U.S. Treasury ETF	5.12%
9	T. Rowe Price Institutional Floating Rate Fund – Investor Shares	5.06%
10	BlackRock Strategic Income Opportunities Portfolio – Institutional Shares	3.28%

GuidePath Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MORNINGSTAR MULTI-ASSET HIGH INCOME INDEX – The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Years	Ten Years	Since Inception(1)
GuidePath Multi-Asset Income Allocation Fund(2)
Service Shares	-15.42%	0.33%	2.59%	2.71%
Morningstar Multi-Asset High Income Index	-20.27%	-2.11%	1.33%	1.39%

(1)	Inception date is August 31, 2012.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned (15.47)%, outperforming the Morningstar Multi-Asset High Income Index at (16.02)%.

•

Positioning in US dividend equity benefitted Fund performance, as did positioning in preferred stock. A small exposure to the Utilities sector also benefitted relative returns, as Utilities was the second-best performing sector during the period.

•	Exposures to high yield bonds, mortgage-backed securities, and core fixed income benefitted Fund performance during the period.

•

International dividend equity exposure detracted from performance. Global REITs exposure also hurt returns as central banks raised interest rates in an effort to fight persistently high inflation. Long-term Treasuries holdings also detracted from returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard High-Yield Corporate Fund – Admiral Shares	9.14%
2	Global X US Preferred ETF	7.42%
3	Vanguard High Dividend Yield ETF	5.50%
4	iShares Emerging Markets Dividend ETF	5.15%
5	Schwab US Dividend Equity ETF	5.14%
6	Loomis Sayles Global Allocation Fund – Class Y	4.70%
7	iShares 0-5 Year High Yield Corporate Bond ETF	4.54%
8	T.Rowe Price Institutional Floating Rate Fund – Investor Shares	4.35%
9	WisdomTree U.S. Large Cap Dividend Fund	4.24%
10	iShares Select Dividend ETF	4.14%

GuidePath Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. AGGREGATE BOND INDEX – The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Years	Ten Years	Since Inception(1)(2)
GuidePath Flexible Income Allocation Fund(3)
Service Shares	-14.43%	1.19%	1.33%	1.36%
Institutional Shares	-14.14%	1.72%	1.96%	1.99%
Bloomberg U.S. Aggregate Bond Index	-14.60%	-0.27%	0.89%	0.90%

(1)	Inception date is August 31, 2012 for Service Shares and September 13, 2012 for Institutional Shares.

(2)

The return shown for the Bloomberg U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 0.94%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned (10.13)%, underperforming the Bloomberg US Aggregate Bond Index at (9.22)%.

•

Exposure to long-term Treasuries detracted from returns as the Federal Reserve continued to raise target interest rates. Exposure to Treasury Inflation Protected Securities (TIPS) also detracted from returns.

•	A small exposure to Technology sector equity detracted from performance.

•

Positioning in the US Dollar benefited returns as it rose strongly against all other major currencies during the period. Short-term Treasuries exposure also benefitted Fund performance during the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Portfolio Short Term Treasury ETF	22.70%
2	Vanguard Short-Term Treasury ETF	12.43%
3	Vanguard Long-Term Treasury ETF	7.21%
4	Vanguard Total Bond Market ETF	6.67%
5	Schwab Short-Term U.S. Treasury ETF	5.44%
6	iShares Convertible Bond ETF	4.94%
7	JP Morgan Ultra-Short Income ETF	4.10%
8	BlackRock Short Maturity Bond ETF	4.10%
9	SPDR Portfolio Mortgage Backed Bond ETF	3.36%
10	iShares Agency Bond ETF	3.33%

GuidePath Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on January 19, 2016 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

SG TREND INDEX – The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, and must exhibit significant correlation to trend following peers and the SG Trend Indicator. Currently, one of the ten managers whose performance is tracked by the SG Trend Index is AlphaSimplex Group LLC, sub-advisor to the GuidePath Managed Futures Strategy Fund.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath Managed Futures Strategy Fund(2)
Service Shares	45.82%	11.41%	6.15%
Institutional Shares	46.95%	12.08%	6.79%
FTSE 3-Month Treasury Bill Index	0.63%	1.13%	0.96%
SG Trend Index	33.87%	11.19%	5.55%

(1)	Inception date is January 19, 2016 for Service Shares and Institutional Shares.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund’s Service Shares returned 25.27%, outperforming the SG Trend Index at 15.24%.

•

Most of the Fund’s outperformance occurred during the second quarter of 2022 due to short positions to global fixed income and long positions to the US dollar. The Fund’s use of forwards and futures to implement its strategy had a positive impact on performance.

•	Long energy positions contributed positively to Fund performance, while long agriculture positions detracted within commodities.

•	Equity positioning was a detractor due to long positions to global markets.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Percentages expressed exclude derivative instruments, such as futures and forward currency contracts.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
The GuidePath Managed Futures Strategy Fund did not hold any long term investments as of September 30, 2022.

GuidePath Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. Treasury 1-3 YEAR BOND INDEX – The Bloomberg U.S. Treasury 1-3 Year Bond Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Since Inception(1)
GuidePath Conservative Income Fund(2)
Shares	-2.52%	0.15%
Bloomberg U.S. Treasury 1-3 Year Bond Index	-5.07%	0.75%

(1)	Inception date for the Fund is April 30, 2018.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund returned (1.14)%, outperforming the Bloomberg US Treasury 1-3 Year Bond Index at (2.06)%.

•	Exposure to investment grade bonds benefitted Fund returns but was off-set by bank loan exposure in April and TIPS exposure in the latter part of the period.

•

A target allocation of 50% to cash equivalents benefitted performance, outperforming the negative returns of short-term Treasuries as the Federal Reserve signaled its willingness to continue raising interest rates.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Schwab Short-Term U.S. Treasury ETF	38.41%
2	SPDR Bloomberg Investment Grade Floating Rate ETF	11.48%

GuidePath Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG U.S. AGGREGATE BOND INDEX – The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Since Inception(1)
GuidePath Income Fund(2)
Shares	-15.79%	-2.12%
Bloomberg U.S. Aggregate Bond Index	-14.60%	0.11%

(1)	Inception date for the Fund is April 30, 2018.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund returned (9.35)%, underperforming the Bloomberg US Aggregate Bond Index at (9.22)%.

•	Exposure to investment grade credit within the Fund’s diversified bond allocation detracted from returns.

•	Exposure to government bonds benefitted Fund returns during the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Total Bond Market ETF	49.06%
2	iShares Core U.S. Aggregate Bond ETF	48.62%

GuidePath Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI USA HIGH DIVIDEND YIELD INDEX – The MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Since Inception(1)
GuidePath Growth and Income Fund(2)
Shares	-7.82%	3.67%
MSCI USA High Dividend Yield Index	-7.28%	5.80%

(1)	Inception date for the Fund is April 30, 2018.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuidePath Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 30, 2022, the Fund returned (11.67)%, outperforming the MSCI USA High Dividend Yield Index at (14.43)%.

•	Exposure to MLPs and Energy sector-stocks boosted returns as energy prices gained traction, especially in May.

•	The Fund’s put-write strategy detracted from returns, as the collection of the option premiums was offset by increased market volatility.

•	The Fund’s volatility targeting component contributed to returns, especially during the August - September sharp market decline.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Percentages expressed exclude derivative instruments, such as futures and options written.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard High Dividend Yield ETF	26.79%
2	Global X MLP ETF	8.35%
3	Johnson & Johnson	1.29%
4	Procter & Gamble, Co.	1.16%
5	Home Depot, Inc.	1.16%
6	Coca-Cola Co.	1.15%
7	PepsiCo, Inc.	1.14%
8	Merck & Co., Inc.	1.06%
9	McDonald’s Corp.	0.90%
10	Pfizer, Inc.	0.90%

GuideMark Funds & GuidePath Funds

EXPENSE EXAMPLE (Unaudited)

September 30, 2022

As a shareholder of the GuideMark & GuidePath Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from April 1, 2022 to September 30, 2022, except as otherwise noted below.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Fund		Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio[1] based on the period April 1, 2022 – September 30, 2022	Expenses Paid During Period[2] April 1, 2022 – September 30, 2022
INSTITUTIONAL SHARES
GuideMark Large Cap	Actual	$1,000.00	$795.40	0.54%	$2.43
Core Fund	Hypothetical[3]	$1,000.00	$1,022.36	0.54%	$2.74
GuideMark World	Actual	$1,000.00	$774.50	0.80%	$3.56
ex-US Fund	Hypothetical[3]	$1,000.00	$1,021.16	0.80%	$4.05
GuidePath Growth	Actual	$1,000.00	$778.00	0.33%	$1.46
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.43	0.33%	$1.66
GuidePath Conservative	Actual	$1,000.00	$860.50	0.23%	$1.07
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.92	0.23%	$1.17
GuidePath Tactical	Actual	$1,000.00	$913.50	0.45%	$2.16
Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.81	0.45%	$2.28
GuidePath Absolute Return	Actual	$1,000.00	$915.90	0.29%	$1.39
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.61	0.29%	$1.47
GuidePath Flexible Income	Actual	$1,000.00	$900.40	0.23%	$1.10
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.92	0.23%	$1.17
GuidePath Managed Futures	Actual	$1,000.00	$1,260.00	1.14%	$6.46
Strategy Fund	Hypothetical[3]	$1,000.00	$1,019.35	1.14%	$5.77
[1]	The expense ratio excludes securities lending credits as applicable.

[2]

Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark Funds & GuidePath Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

September 30, 2022

Fund		Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio[1] based on the period April 1, 2022 – September 30, 2022	Expenses Paid During Period[2] April 1, 2022 – September 30, 2022
SINGLE CLASS SHARES
GuidePath Conservative	Actual	$1,000.00	$988.60	0.75%	$3.74
Income Fund	Hypothetical[3]	$1,000.00	$1,021.31	0.75%	$3.80
GuidePath Income	Actual	$1,000.00	$906.50	0.81%	$3.87
Fund	Hypothetical[3]	$1,000.00	$1,021.01	0.81%	$4.10
GuidePath Growth and	Actual	$1,000.00	$883.30	0.94%	$4.44
Income Fund	Hypothetical[3]	$1,000.00	$1,020.36	0.94%	$4.76
[1]	The expense ratio excludes securities lending credits as applicable.

[2]

Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

Fund		Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio[1] based on the period April 1, 2022 – September 30, 2022	Expenses Paid During Period[2] April 1, 2022 – September 30, 2022
SERVICE SHARES
GuideMark Large Cap	Actual	$1,000.00	$795.40	0.91%	$4.10
Core Fund	Hypothetical[3]	$1,000.00	$1,020.51	0.91%	$4.61
GuideMark Emerging	Actual	$1,000.00	$771.10	1.42%	$6.30
Markets Fund	Hypothetical[3]	$1,000.00	$1,017.95	1.42%	$7.18
GuideMark Small/Mid Cap	Actual	$1,000.00	$801.80	1.17%	$5.28
Core Fund	Hypothetical[3]	$1,000.00	$1,019.20	1.17%	$5.92
GuideMark World	Actual	$1,000.00	$769.20	1.15%	$5.10
ex-US Fund	Hypothetical[3]	$1,000.00	$1,019.30	1.15%	$5.82
GuideMark Core	Actual	$1,000.00	$894.30	0.95%	$4.51
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,020.31	0.95%	$4.81
GuidePath Growth	Actual	$1,000.00	$780.00	0.69%	$3.08
Allocation Fund	Hypothetical[3]	$1,000.00	$1,021.61	0.69%	$3.50
GuidePath Conservative	Actual	$1,000.00	$858.20	0.58%	$2.70
Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.16	0.58%	$2.94
GuidePath Tactical	Actual	$1,000.00	$911.80	0.80%	$3.83
Allocation Fund	Hypothetical[3]	$1,000.00	$1,021.06	0.80%	$4.05
GuidePath Absolute Return	Actual	$1,000.00	$914.20	0.66%	$3.17
Allocation Fund	Hypothetical[3]	$1,000.00	$1,021.76	0.66%	$3.35
GuidePath Multi-Asset Income	Actual	$1,000.00	$845.30	0.86%	$3.98
Allocation Fund	Hypothetical[3]	$1,000.00	$1,020.76	0.86%	$4.36
GuidePath Flexible Income	Actual	$1,000.00	$898.70	0.58%	$2.76
Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.16	0.58%	$2.94
GuidePath Managed Futures	Actual	$1,000.00	$1,252.70	1.50%	$8.47
Strategy Fund	Hypothetical[3]	$1,000.00	$1,017.55	1.50%	$7.59
[1]	The expense ratio excludes securities lending credits as applicable.

[2]

Expenses (net of waiver, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS - 94.29%
	Aerospace & Defense - 1.10%
1,531	Curtiss-Wright Corp. (b)	$213,054
3,438	General Dynamics Corp.	729,440
1,041	HEICO Corp.	149,883
1,562	HEICO Corp. - Class A	179,036
1,955	Hexcel Corp. (b)	101,113
5,535	Howmet Aerospace, Inc.	171,197
1,434	Huntington Ingalls Industries, Inc.	317,631
599	L3Harris Technologies, Inc.	124,490
2,079	Lockheed Martin Corp.	803,097
1,458	Northrop Grumman Corp.	685,727
9,503	Raytheon Technologies Corp.	777,916
12,739	Textron, Inc.	742,174
385	TransDigm Group, Inc.	202,056

		5,196,814

	Air Freight & Logistics - 0.31%
6,607	C.H. Robinson Worldwide, Inc. (b)	636,320
2,843	FedEx Corp.	422,100
2,528	United Parcel Service, Inc. - Class B (b)	408,373

		1,466,793

	Airlines - 0.28%
20,098	Alaska Air Group, Inc. (a)	786,837
2,526	Southwest Airlines Co. (a)	77,902
13,654	United Airlines Holdings, Inc. (a)	444,164

		1,308,903

	Automobiles - 1.99%
106,087	Ford Motor Co.	1,188,174
6,050	Harley-Davidson, Inc.	211,024
25,548	Tesla, Inc. (a)	6,776,607
17,577	Thor Industries, Inc. (b)	1,230,039

		9,405,844

	Banks - 2.29%
45,952	Bank of America Corp.	1,387,751
2,038	BOK Financial Corp.	181,097
30,702	Citigroup, Inc.	1,279,352
4,566	Citizens Financial Group, Inc.	156,888
3,429	Comerica, Inc.	243,802
3,194	Commerce Bancshares, Inc.	211,315
2,506	Cullen Frost Bankers, Inc. (b)	331,343
18,459	F.N.B. Corp.	214,124
2,358	Fifth Third Bancorp	75,362
26,246	JPMorgan Chase & Co.	2,742,707
19,749	KeyCorp	316,379
1,274	M&T Bank Corp.	224,632
25,588	PacWest Bancorp	578,289
5,790	Popular, Inc. - ADR	417,227
3,226	Prosperity Bancshares, Inc.	215,110
13,484	Regions Financial Corp.	270,624
3,283	Synovus Financial Corp.	123,145
4,605	Truist Financial Corp. (b)	200,502
2,578	U.S. Bancorp (b)	103,945
32,406	Wells Fargo & Co.	1,303,369
2,597	Wintrust Financial Corp.	211,785

		10,788,748

	Beverages - 1.46%
1,404	Boston Beer Co., Inc. - Class A (a)	454,405
3,643	Brown-Forman Corp. - Class A (b)	246,121

Number of Shares		Value
	Beverages (Continued)
4,069	Brown-Forman Corp. - Class B	$270,873
1,364	Constellation Brands, Inc. - Class A	313,283
4,090	Keurig Dr. Pepper, Inc. (b)	146,504
22,211	Molson Coors Brewing Co. - Class B (b)	1,065,906
2,844	Monster Beverage Corp. (a)	247,314
15,960	PepsiCo, Inc.	2,605,630
27,582	The Coca-Cola Co.	1,545,144

		6,895,180

	Biotechnology - 1.98%
6,735	Amgen, Inc.	1,518,069
2,039	Biogen, Inc. (a)	544,413
2,514	BioMarin Pharmaceutical, Inc. (a)(b)	213,112
32,700	Exelixis, Inc. (a)	512,736
15,632	Gilead Sciences, Inc.	964,338
7,881	Incyte Corp. (a)	525,190
3,996	Ionis Pharmaceuticals, Inc. (a)	176,743
8,186	Moderna, Inc. (a)	967,994
1,545	Regeneron Pharmaceuticals, Inc. (a)(b)	1,064,304
1,881	Sarepta Therapeutics, Inc. (a)	207,926
1,822	Seagen, Inc. (a)	249,304
4,469	United Therapeutics Corp. (a)	935,719
5,127	Vertex Pharmaceuticals, Inc. (a)	1,484,472

		9,364,320

	Building Products - 0.91%
4,380	A. O. Smith Corp.	212,780
1,402	Advanced Drainage Systems, Inc.	174,367
26,529	Builders FirstSource, Inc. (a)	1,563,089
1,202	Lennox International, Inc.	267,649
9,739	Masco Corp.	454,714
14,470	Owens Corning, Inc. (b)	1,137,487
10,532	Trex Co., Inc. (a)	462,776

		4,272,862

	Capital Markets - 1.97%
2,888	Ameriprise Financial, Inc.	727,632
4,270	Ares Management Corp. - Class A	264,526
1,104	CME Group, Inc.	195,552
6,362	Evercore, Inc. - Class A	523,275
1,722	FactSet Research Systems, Inc.	688,989
22,233	Franklin Resources, Inc. (b)	478,454
49,823	Invesco, Ltd. - ADR	682,575
21,031	Janus Henderson Group PLC - ADR	427,140
14,557	Lazard, Ltd. - Class A - ADR	463,349
3,658	LPL Financial Holdings, Inc. (b)	799,200
2,500	Moody’s Corp.	607,775
5,495	Morgan Stanley	434,160
4,372	Raymond James Financial, Inc.	432,041
2,738	SEI Investments Co.	134,299
5,051	Stifel Financial Corp. (b)	262,197
1,153	T. Rowe Price Group, Inc.	121,077
2,206	The Bank of New York Mellon Corp.	84,975
11,414	The Blackstone Group, Inc. (b)	955,352
10,982	The Carlyle Group, Inc.	283,775
8,591	The Charles Schwab Corp.	617,435
4,447	Virtu Financial, Inc. - Class A	92,364

		9,276,142

	Chemicals - 1.20%
633	Air Products & Chemicals, Inc.	147,318
1,485	Albemarle Corp.	392,693

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
1,530	Ashland Global Holdings, Inc.	$145,304
7,063	CF Industries Holdings, Inc.	679,814
8,748	Corteva, Inc.	499,948
12,363	Dow, Inc.	543,107
24,495	Huntsman Corp. (b)	601,107
1,448	Linde PLC - ADR	390,366
4,349	LyondellBasell Industries NV - Class A - ADR	327,393
10,435	Olin Corp.	447,453
2,974	RPM International, Inc.	247,764
4,012	The Chemours Co.	98,896
10,435	The Mosaic Co.	504,323
7,601	Westlake Chemical Corp. (b)	660,375

		5,685,861

	Commercial Services & Supplies - 0.58%
57,446	ADT, Inc.	430,271
2,097	Cintas Corp.	814,034
1,209	Clean Harbors, Inc. (a)	132,966
2,559	Republic Services, Inc.	348,126
16,847	Rollins, Inc.	584,254
2,600	Waste Management, Inc.	416,546

		2,726,197

	Communications Equipment - 1.34%
5,464	Arista Networks, Inc. (a)	616,831
35,419	Cisco Systems, Inc.	1,416,760
1,503	F5 Networks, Inc. (a)	217,529
6,819	Juniper Networks, Inc.	178,113
2,667	Lumentum Holdings, Inc. (a)(b)	182,876
2,030	Motorola Solutions, Inc.	454,659
4,311	Palo Alto Networks, Inc. (a)	706,099
15,706	Qualcomm, Inc.	1,774,464
2,654	Ubiquiti, Inc.	779,108

		6,326,439

	Construction & Engineering - 0.35%
10,326	AECOM	705,989
4,043	KBR, Inc.	174,738
5,246	MasTec, Inc. (a)	333,121
1,712	Quanta Services, Inc. (b)	218,092
5,370	WillScot Mobile Mini Holdings Corp. (a)	216,572

		1,648,512

	Consumer Finance - 1.17%
30,965	Ally Financial, Inc.	861,756
6,569	American Express Co.	886,224
10,462	Capital One Financial Corp.	964,283
850	Credit Acceptance Corp. (a)(b)	372,300
4,392	Discover Financial Services	399,321
27,476	OneMain Holdings, Inc. (b)	811,091
16,455	SLM Corp.	230,205
34,869	Synchrony Financial	982,957

		5,508,137

	Containers & Packaging - 0.21%
8,343	Ardagh Group SA - ADR (c)(d)(f)	67,620
9,685	Graphic Packaging Holding Co.	191,182
1,803	Sealed Air Corp.	80,251
3,529	Silgan Holdings, Inc.	148,359
16,693	WestRock Co.	515,647

		1,003,059

Number of Shares		Value
	Distributors - 0.28%
3,815	Genuine Parts Co.	$569,656
16,411	LKQ Corp.	773,778

		1,343,434

	Diversified Consumer Services - 0.29%
5,911	Grand Canyon Education, Inc. (a)	486,180
14,908	H&R Block, Inc. (b)	634,186
3,946	Service Corp. International	227,842

		1,348,208

	Diversified Financial Services - 0.43%
23,931	Equitable Holdings, Inc.	630,582
30,698	Jefferies Financial Group, Inc.	905,591
8,526	Voya Financial, Inc. (b)	515,823

		2,051,996

	Diversified Telecommunication Services - 0.49%
43,038	AT&T, Inc.	660,203
130,742	Lumen Technologies, Inc. (b)	951,802
17,961	Verizon Communications, Inc.	681,979

		2,293,984

	Electric Utilities - 1.21%
5,290	American Electric Power Co., Inc.	457,320
3,162	Constellation Energy Corp.	263,047
5,841	Duke Energy Corp.	543,330
6,501	Edison International (b)	367,827
919	Entergy Corp.	92,479
3,221	Evergy, Inc.	191,327
1,933	Eversource Energy	150,697
15,716	Exelon Corp.	588,721
9,810	FirstEnergy Corp.	362,970
3,852	Hawaiian Electric Industries, Inc.	133,510
1,190	IDACORP, Inc.	117,822
10,096	NextEra Energy, Inc.	791,627
9,054	OGE Energy Corp.	330,109
30,589	PG&E Corp. (a)	382,363
7,509	PPL Corp.	190,353
8,814	The Southern Co.	599,352
2,275	Xcel Energy, Inc.	145,600

		5,708,454

	Electrical Equipment - 0.31%
3,363	Acuity Brands, Inc.	529,572
1,318	Agilent Technologies, Inc. (b)	160,203
728	Enphase Energy, Inc. (a)	201,998
915	Hubbell, Inc.	204,045
5,392	nVent Electric PLC - ADR	170,441
3,808	Plug Power, Inc. (a)(b)	80,006
3,228	Sensata Technologies Holding PLC - ADR	120,340

		1,466,605

	Electronic Equipment, Instruments & Components - 0.33%
3,057	Amphenol Corp. - Class A	204,697
880	Arrow Electronics, Inc. (a)	81,127
2,930	Avnet, Inc.	105,831
3,844	Cognex Corp.	159,334
2,181	Dolby Laboratories, Inc. - Class A	142,092
2,344	Keysight Technologies, Inc. (a)	368,852
11,309	National Instruments Corp.	426,802
229	Zebra Technologies Corp. - Class A (a)	60,000

		1,548,735

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Energy Equipment & Services - 0.22%
7,438	Baker Hughes Co.	$155,900
14,088	Halliburton Co.	346,847
11,049	NOV, Inc.	178,773
10,332	Schlumberger Ltd. - ADR	370,919

		1,052,439

	Entertainment - 0.43%
71,740	Discovery Communications, Inc. - Series C (a)	825,010
2,752	Electronic Arts, Inc.	318,434
5,382	Liberty Media Corp. - Liberty Formula One - Class C (a)	314,847
22,547	Playtika Holding Corp. (a)(b)	211,716
1,379	Spotify Technology SA - ADR (a)	119,008
469	The Walt Disney Co. (a)	44,241
2,978	World Wrestling Entertainment, Inc. - Class A (b)	208,966

		2,042,222

	Food & Staples Retailing - 2.76%
36,075	Albertsons Cos., Inc. - Class A	896,824
3,074	BJ’s Wholesale Club Holdings, Inc. (a)	223,818
3,130	Casey’s General Stores, Inc. (b)	633,888
5,759	Costco Wholesale Corp.	2,719,803
27,332	CVS Health Corp.	2,606,653
5,397	Grocery Outlet Holding Corp. (a)	179,666
28,109	Kroger Co. (b)	1,229,769
4,989	Performance Food Group Co. (a)	214,278
12,857	SYSCO Corp.	909,118
3,306	US Foods Holding Corp. (a)	87,411
35,403	Walgreens Boots Alliance, Inc.	1,111,654
16,903	Walmart, Inc.	2,192,319

		13,005,201

	Food Products - 1.91%
15,996	Archer-Daniels-Midland Co.	1,286,878
5,225	Bunge, Ltd. - ADR	431,428
3,660	Campbell Soup Co.	172,459
5,966	ConAgra Brands, Inc.	194,671
1,855	Darling International, Inc. (a)	122,708
28,315	Flowers Foods, Inc.	699,097
10,412	General Mills, Inc.	797,663
4,373	Hormel Foods Corp.	198,709
2,570	Ingredion, Inc.	206,936
5,636	Kellogg Co.	392,604
1,894	Lamb Weston Holdings, Inc.	146,558
2,481	McCormick & Co, Inc. - Non Voting	176,821
8,527	Mondelez International, Inc. - Class A	467,535
17,271	Pilgrim’s Pride Corp. (a)	397,579
12,414	Post Holdings, Inc. (a)	1,016,831
4,385	The Hershey Co.	966,761
1,762	The J.M. Smucker Co.	242,117
14,285	The Kraft Heinz Co.	476,405
9,723	Tyson Foods, Inc. - Class A	641,037

		9,034,797

	Gas Utilities - 0.37%
1,901	Atmos Energy Corp.	193,617
10,717	EQT Corp. (b)	436,718
6,556	National Fuel Gas Co. (b)	403,522
21,910	UGI Corp.	708,350

		1,742,207

Number of Shares		Value
	Health Care Equipment & Supplies - 1.18%
1,606	ABIOMED, Inc. (a)	$394,530
1,838	Align Technology, Inc. (a)	380,668
988	Becton Dickinson and Co.	220,156
3,544	Danaher Corp.	915,380
7,617	Dentsply Sirona, Inc.	215,942
2,217	DexCom, Inc. (a)	178,557
9,508	Edwards Lifesciences Corp. (a)	785,646
2,382	Globus Medical, Inc. - Class A (a)	141,896
3,011	Hologic, Inc. (a)(b)	194,270
2,108	IDEXX Laboratories, Inc. (a)	686,786
794	Insulet Corp. (a)	182,144
670	Masimo Corp. (a)	94,577
1,026	Novocure, Ltd. - ADR (a)(b)	77,955
753	Penumbra, Inc. (a)(b)	142,769
2,512	ResMed, Inc.	548,370
910	Stryker Corp.	184,311
1,413	Tandem Diabetes Care, Inc. (a)	67,612
683	West Pharmaceutical Services, Inc.	168,073

		5,579,642

	Health Care Providers & Services - 3.77%
2,115	Acadia Healthcare Co., Inc. (a)(b)	165,351
2,825	Amedisys, Inc. (a)	273,432
2,943	AmerisourceBergen Corp.	398,276
3,247	Anthem, Inc.	1,474,917
6,469	Cardinal Health, Inc. (b)	431,353
22,522	Centene Corp. (a)	1,752,437
1,036	Chemed Corp.	452,276
7,794	Cigna Corp.	2,162,601
895	DaVita, Inc. (a)(b)	74,079
1,052	HCA Healthcare, Inc.	193,347
8,034	Henry Schein, Inc. (a)	528,396
2,066	Humana, Inc.	1,002,403
2,510	Laboratory Corp. of America Holdings	514,073
2,444	McKesson Corp.	830,642
1,074	Molina Healthcare, Inc. (a)	354,248
1,510	PerkinElmer, Inc.	181,699
3,142	Quest Diagnostics, Inc. (b)	385,492
12,029	UnitedHealth Group, Inc.	6,075,126
6,143	Universal Health Services, Inc. - Class B (b)	541,690

		17,791,838

	Health Care Technology - 0.02%
559	Veeva Systems, Inc. - Class A (a)	92,168

	Hotels, Restaurants & Leisure - 1.02%
6,085	Aramark	189,852
5,739	Boyd Gaming Corp. (b)	273,463
1,942	Domino’s Pizza, Inc.	602,409
2,541	Hyatt Hotels Corp. - Class A (a)	205,719
1,742	Marriott International, Inc. - Class A	244,124
2,279	Marriott Vacations Worldwide Corp. (b)	277,719
5,144	McDonald’s Corp.	1,186,927
11,590	MGM Resorts International	344,455
34,218	Penn National Gaming, Inc. (a)(b)	941,337
5,280	Yum! Brands, Inc.	561,475

		4,827,480

	Household Durables - 0.63%
901	Garmin Ltd. - ADR	72,359
8,482	Lennar Corp. - Class A (b)	632,333
9,292	Lennar Corp. - Class B	552,967

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Household Durables (Continued)
98	NVR, Inc. (a)	$390,734
4,925	PulteGroup, Inc. (b)	184,688
13,089	Tempur Sealy International, Inc. (b)	315,968
19,741	Toll Brothers, Inc. (b)	829,122

		2,978,171

	Household Products - 1.10%
3,675	Church & Dwight, Inc.	262,542
1,937	Clorox Co.	248,691
14,603	Colgate-Palmolive Co.	1,025,861
2,187	Kimberly-Clark Corp.	246,125
27,017	The Procter & Gamble Co.	3,410,896

		5,194,115

	Independent Power and Renewable Electricity Producers - 0.53%
50,221	NRG Energy, Inc.	1,921,958
28,773	Vistra Energy Corp.	604,233

		2,526,191

	Industrial Conglomerates - 0.28%
3,326	3M Co.	367,523
1,805	Carlisle Companies, Inc.	506,140
6,873	General Electric Co.	425,507

		1,299,170

	Insurance - 3.99%
7,483	Aflac, Inc.	420,545
227	Alleghany Corp. (a)	190,537
2,958	American Financial Group, Inc.	363,627
19,070	American International Group, Inc.	905,444
4,564	Aon PLC - Class A - ADR	1,222,559
3,982	Arch Capital Group, Ltd. - ADR (a)	181,340
3,483	Arthur J. Gallagher & Co.	596,359
1,594	Assurant, Inc.	231,560
5,740	Assured Guaranty, Ltd. - ADR	278,103
5,972	Axis Capital Holdings, Ltd. - ADR	293,524
14,307	Berkshire Hathaway, Inc. - Class B (a)	3,820,255
16,634	Brighthouse Financial, Inc. (a)	722,248
7,509	Brown & Brown, Inc.	454,144
2,644	Chubb, Ltd. - ADR	480,891
1,436	Cincinnati Financial Corp.	128,623
3,936	CNA Financial Corp.	145,238
697	Erie Indemnity Co. - Class A	154,950
397	Everest Re Group, Ltd. - ADR	104,189
17,457	Fidelity National Financial, Inc.	631,943
13,479	First American Financial Corp.	621,382
1,308	Globe Life, Inc.	130,408
3,585	Hartford Financial Services Group, Inc.	222,055
10,612	Lincoln National Corp.	465,973
2,883	Loews Corp.	143,689
7,043	Marsh & McLennan Cos., Inc.	1,051,450
11,741	MetLife, Inc.	713,618
25,640	Old Republic International Corp.	536,645
4,163	Principal Financial Group, Inc. (b)	300,360
4,067	Prudential Financial, Inc.	348,867
1,526	Reinsurance Group of America, Inc.	191,986
4,732	Ryan Specialty Holdings, Inc. (a)	192,214
1,381	The Allstate Corp.	171,976
5,485	The Progressive Corp.	637,412
1,357	The Travelers Cos., Inc.	207,892
25,098	Unum Group	973,802
6,600	W.R. Berkley Corp.	426,228
137	White Mountains Insurance Group, Ltd. - ADR	178,514

		18,840,550

Number of Shares		Value
	Interactive Media & Services - 3.90%
70,937	Alphabet, Inc. - Class A (a)	$6,785,124
64,128	Alphabet, Inc. - Class C (a)	6,165,907
8,164	Match Group, Inc. (a)	389,831
24,477	Meta Platforms, Inc. - Class A (a)	3,321,039
19,641	Pinterest, Inc. - Class A (a)	457,635
8,122	TripAdvisor, Inc. (a)	179,334
18,905	Zillow Group, Inc. - Class A (a)	541,250
19,583	Zillow Group, Inc. - Class C (a)	560,270

		18,400,390

	Internet & Direct Marketing Retail - 2.64%
98,823	Amazon.com, Inc. (a)	11,166,999
263	Booking Holdings, Inc. (a)	432,164
3,909	eBay, Inc.	143,890
3,529	Etsy, Inc. (a)(b)	353,359
10,528	Wayfair, Inc. - Class A (a)(b)	342,687

		12,439,099

	IT Services - 3.97%
7,973	Accenture PLC - Class A - ADR	2,051,453
3,022	Akamai Technologies, Inc. (a)	242,727
7,417	Amdocs, Ltd. - ADR	589,281
3,884	Automatic Data Processing, Inc.	878,522
2,513	Block, Inc. (a)	138,190
3,010	Booz Allen Hamilton Holding Corp.	277,973
3,072	CACI International, Inc. - Class A (a)	801,976
14,162	Cognizant Technology Solutions Corp. - Class A	813,465
4,398	Concentrix Corp.	490,949
71,521	DXC Technology Co. (a)	1,750,834
643	EPAM Systems, Inc. (a)	232,888
5,157	Euronet Worldwide, Inc. (a)	390,694
8,456	Fidelity National Information Services, Inc.	639,020
6,795	Fiserv, Inc. (a)	635,808
487	FleetCor Technologies, Inc. (a)	85,795
1,753	Gartner, Inc. (a)	485,038
5,124	Genpact, Ltd. - ADR	224,277
4,359	Global Payments, Inc.	470,990
2,328	GoDaddy, Inc. - Class A (a)	165,009
7,505	MasterCard, Inc. - Class A (b)	2,133,972
5,565	Paychex, Inc.	624,449
6,136	PayPal Holdings, Inc. (a)	528,126
3,623	Science Applications International Corp.	320,382
11,561	Switch, Inc. - Class A	389,490
29,697	The Western Union Co.	400,909
1,297	T-Mobile USA, Inc. (a)(b)	174,018
3,594	VeriSign, Inc. (a)	624,278
11,103	Visa, Inc. - Class A (b)	1,972,448
2,734	Wix.com, Ltd. - ADR (a)	213,881

		18,746,842

	Leisure Products - 0.25%
26,821	Mattel, Inc. (a)(b)	507,990
1,161	Pool Corp. (b)	369,442
10,585	YETI Holdings, Inc. (a)(b)	301,884

		1,179,316

	Life Sciences Tools & Services - 0.77%
5,149	10X Genomics, Inc. - Class A (a)	146,644
6,810	Avantor, Inc. (a)	133,476
162	Bio-Techne Corp.	46,008
1,077	Bruker Corp.	57,146
426	IQVIA Holdings, Inc. (a)	77,166

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Life Sciences Tools & Services (Continued)
541	Mettler-Toledo International, Inc. (a)	$586,509
13,136	Syneos Health, Inc. (a)	619,362
2,923	Thermo Fisher Scientific, Inc.	1,482,516
1,848	Waters Corp. (a)	498,091

		3,646,918

	Machinery - 1.20%
7,297	Allison Transmission Holdings, Inc.	246,347
1,013	Deere & Co.	338,231
4,671	Donaldson Co., Inc.	228,926
14,290	Esab Corp.	476,714
49,452	Gates Industrial Corp PLC - ADR (a)	482,651
4,072	Graco, Inc.	244,116
2,106	Illinois Tool Works, Inc.	380,449
3,784	Lincoln Electric Holdings, Inc.	475,724
1,111	Nordson Corp.	235,832
13,985	Oshkosh Corp.	983,006
4,720	Otis Worldwide Corp.	301,136
2,353	PACCAR, Inc.	196,923
1,042	Parker-Hannifin Corp.	252,487
816	Snap-on, Inc. (b)	164,302
2,771	The Toro Co.	239,636
585	Valmont Industries, Inc.	157,143
3,193	Wabtec Corp. (b)	259,750

		5,663,373

	Marine - 0.04%
3,493	Kirby Corp. (a)(b)	212,270

	Media - 1.41%
39,713	Comcast Corp. - Class A	1,164,782
16,294	Fox Corp. - Class A (b)	499,900
16,700	Fox Corp. - Class B	475,950
18,163	Liberty Media Corp.-Liberty SiriusXM - Class A (a)(b)	691,465
18,628	Liberty Media Corp.-Liberty SiriusXM - Class C (a)	702,462
5,043	Liberty Media Group - Class A (a)	264,858
47,972	News Corp. - Class A	724,857
46,028	News Corp. - Class B (b)	709,752
4,542	Nexstar Media Group, Inc.	757,833
84,549	Sirius XM Holdings, Inc. (b)	482,775
6,819	The New York Times Co. - Class A	196,046

		6,670,680

	Metals & Mining - 1.02%
9,173	Alcoa Corp.	308,763
43,807	Cleveland-Cliffs, Inc. (a)(b)	590,080
9,522	Nucor Corp. (b)	1,018,759
6,398	Reliance Steel & Aluminum Co.	1,115,875
13,343	Steel Dynamics, Inc. (b)	946,686
46,935	United States Steel Corp. (b)	850,462

		4,830,625

	Multiline Retail - 1.18%
3,053	Burlington Stores, Inc. (a)(b)	341,600
3,691	Dollar General Corp.	885,323
3,988	Dollar Tree, Inc. (a)	542,767
29,475	Kohl’s Corp.	741,296
101,583	Macy’s, Inc. (b)	1,591,806
31,801	Nordstrom, Inc. (b)	532,031
6,457	Target Corp.	958,154

		5,592,977

Number of Shares		Value
	Multi-Utilities - 0.70%
3,455	Ameren Corp.	$278,300
15,531	CenterPoint Energy, Inc.	437,664
3,140	CMS Energy Corp.	182,874
6,339	Consolidated Edison, Inc.	543,633
4,850	Dominion Energy, Inc.	335,183
3,096	DTE Energy Co.	356,195
13,074	NiSource, Inc.	329,334
3,105	Public Service Enterprise Group, Inc.	174,594
2,579	Sempra Energy	386,695
2,958	WEC Energy Group, Inc.	264,534

		3,289,006

	Oil, Gas & Consumable Fuels - 5.47%
20,466	Antero Midstream Corp.	187,878
12,435	Antero Resources Corp. (a)	379,640
12,469	APA Corp.	426,315
16,111	Cabot Oil & Gas Corp.	420,819
4,601	Cheniere Energy, Inc.	763,352
19,532	Chevron Corp.	2,806,162
15,411	ConocoPhillips	1,577,162
5,348	Continental Resources, Inc.	357,300
13,578	Devon Energy Corp. (b)	816,445
3,471	Diamondback Energy, Inc.	418,117
6,168	DT Midstream, Inc.	320,057
3,777	Enviva, Inc.	226,847
7,453	EOG Resources, Inc.	832,724
48,222	Exxon Mobil Corp.	4,210,263
3,058	Hess Corp. (b)	333,291
18,087	HF Sinclair Corp.	973,804
8,134	Kinder Morgan, Inc.	135,350
53,570	Marathon Oil Corp.	1,209,610
16,731	Marathon Petroleum Corp.	1,661,890
3,273	New Fortress Energy, Inc. (b)	143,063
18,607	Occidental Petroleum Corp. (b)	1,143,400
6,520	ONEOK, Inc.	334,085
12,115	OVINTIV, Inc.	557,290
6,789	PDC Energy, Inc.	392,336
15,129	Phillips 66	1,221,213
3,162	Pioneer Natural Resources Co.	684,668
11,115	Range Resources Corp. (b)	280,765
30,123	Southwestern Energy Co. (a)	184,353
11,412	Targa Resources Corp.	688,600
129	Texas Pacific Land Corp. (b)	229,263
17,509	The Williams Companies, Inc. (b)	501,283
12,955	Valero Energy Corp.	1,384,242

		25,801,587

	Paper & Forest Products - 0.16%
15,112	Louisiana-Pacific Corp. (b)	773,583

	Personal Products - 0.28%
97,419	Coty, Inc. - Class A (a)	615,688
3,254	The Estee Lauder Cos., Inc. - Class A	702,539

		1,318,227

	Pharmaceuticals - 5.34%
14,269	Abbott Laboratories	1,380,668
23,946	AbbVie, Inc.	3,213,793
34,066	Bristol-Myers Squibb Co.	2,421,752
31,144	Elanco Animal Health, Inc. (a)	386,497
10,792	Eli Lilly & Co.	3,489,593
3,875	Horizon Therapeutics PLC - ADR (a)	239,824

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
2,516	Jazz Pharmaceuticals PLC - ADR (a)	$335,358
33,424	Johnson & Johnson	5,460,145
33,602	Merck & Co., Inc.	2,893,804
69,216	Pfizer, Inc.	3,028,892
2,426	Royalty Pharma Plc - Class A - ADR	97,477
192,862	Viatris, Inc.	1,643,184
4,191	Zoetis, Inc.	621,483

		25,212,470

	Professional Services - 0.42%
2,315	FTI Consulting, Inc. (a)(b)	383,619
497	Jacobs Solutions, Inc. (b)	53,920
13,663	ManpowerGroup, Inc.	883,859
8,429	Robert Half International, Inc.	644,818

		1,966,216

	Real Estate Management & Development - 0.36%
8,333	CBRE Group, Inc. - Class A (a)	562,561
7,434	Jones Lang LaSalle, Inc. (a)	1,123,054

		1,685,615

	Road & Rail - 0.75%
5,140	CSX Corp.	136,930
1,343	J.B. Hunt Transport Services, Inc.	210,072
22,310	Knight-Swift Transportation Holdings, Inc. (b)	1,091,628
4,215	Landstar System, Inc.	608,520
922	Norfolk Southern Corp.	193,297
1,714	Old Dominion Freight Line, Inc. (b)	426,392
9,554	Schneider National, Inc. - Class B	193,946
3,445	Union Pacific Corp.	671,155

		3,531,940

	Semiconductors & Semiconductor Equipment - 3.59%
11,019	Advanced Micro Devices, Inc. (a)(b)	698,164
10,229	Allegro MicroSystems, Inc. (a)	223,504
3,197	Analog Devices, Inc.	445,470
11,588	Applied Materials, Inc.	949,405
4,662	Broadcom, Inc.	2,069,975
8,232	Cirrus Logic, Inc. (a)	566,362
32,668	Intel Corp.	841,854
2,420	KLA-Tencor Corp.	732,365
1,993	Lam Research Corp.	729,438
4,631	Lattice Semiconductor Corp. (a)	227,891
2,041	Microchip Technology, Inc.	124,562
23,179	Micron Technology, Inc.	1,161,268
3,761	MKS Instruments, Inc. (b)	310,809
1,466	Monolithic Power Systems, Inc. (b)	532,744
28,337	NVIDIA Corp.	3,439,828
17,003	ON Semiconductor Corp. (a)	1,059,797
8,289	Qorvo, Inc. (a)	658,229
1,875	Skyworks Solutions, Inc.	159,881
8,037	Teradyne, Inc. (b)	603,981
9,222	Texas Instruments, Inc.	1,427,381

		16,962,908

	Software - 8.12%
4,977	Adobe Systems, Inc. (a)	1,369,670
1,578	Alteryx, Inc. - Class A (a)	88,116
7,331	AppLovin Corp. - Class A (a)(b)	142,881
2,965	Atlassian Corp. PLC - Class A - ADR (a)	624,399
2,880	Autodesk, Inc. (a)	537,984
7,165	Cadence Design System, Inc. (a)	1,170,976

Number of Shares		Value
	Software (Continued)
2,655	Citrix Systems, Inc. (c)(d)(f)	$276,120
2,284	Datadog, Inc. - Class A (a)	202,774
9,347	DocuSign, Inc. (a)(b)	499,784
24,724	Dropbox, Inc. - Class A (a)	512,281
2,727	Elastic NV - ADR (a)	195,635
1,413	Fair Isaac Corp. (a)	582,170
18,088	Fortinet, Inc. (a)	888,664
1,649	HubSpot, Inc. (a)	445,428
5,275	Informatica, Inc. - Class A (a)	105,869
2,045	Intuit, Inc.	792,069
2,996	Jack Henry & Associates, Inc.	546,081
4,511	Manhattan Associates, Inc. (a)	600,098
94,636	Microsoft Corp.	22,040,724
4,363	New Relic, Inc. (a)	250,349
16,159	NortonLifeLock, Inc.	325,442
20,642	Nutanix, Inc. - Class A (a)(b)	429,973
6,262	Oracle Corp.	382,420
12,346	Pegasystems, Inc. (b)	396,801
9,657	RingCentral, Inc. - Class A (a)	385,894
4,895	salesforce.com, Inc. (a)	704,097
2,314	ServiceNow, Inc. (a)	873,790
10,260	Smartsheet, Inc. - Class A (a)	352,534
2,609	Splunk, Inc. (a)	196,197
9,616	SS&C Technologies Holdings, Inc.	459,164
3,074	Synopsys, Inc. (a)	939,138
2,572	VMware, Inc. - Class A	273,815
4,934	Zendesk, Inc. (a)	375,477
4,836	Zoom Video Communications, Inc. - Class A (a)(b)	355,881

		38,322,695

	Specialty Retail - 3.98%
1,688	Advance Auto Parts, Inc.	263,902
16,697	AutoNation, Inc. (a)(b)	1,700,923
642	AutoZone, Inc. (a)	1,375,119
10,200	Bath & Body Works, Inc.	332,520
8,947	Best Buy Co., Inc.	566,703
7,880	Dick’s Sporting Goods, Inc. (b)	824,563
2,505	Floor & Decor Holdings, Inc. - Class A (a)(b)	176,001
11,892	GameStop Corp. - Class A (a)(b)	298,846
17,831	Leslie’s, Inc. (a)	262,294
2,020	Lithia Motors, Inc. (b)	433,391
10,227	Lowe’s Cos., Inc.	1,920,733
1,897	O’Reilly Automotive, Inc. (a)	1,334,255
16,111	Penske Automotive Group, Inc. (b)	1,585,806
7,473	Petco Health & Wellness Co., Inc. (a)	83,399
2,275	Ross Stores, Inc.	191,714
1,884	Sherwin-Williams Co.	385,749
38,075	The Gap, Inc. (b)	312,596
11,606	The Home Depot, Inc.	3,202,560
11,871	The TJX Cos., Inc.	737,426
4,309	Tractor Supply Co.	800,957
2,472	Ulta Beauty, Inc. (a)	991,742
14,546	Victoria’s Secret & Co. (a)	423,579
4,940	Williams Sonoma, Inc. (b)	582,179

		18,786,957

	Technology Hardware, Storage & Peripherals - 7.13%
199,818	Apple, Inc.	27,614,847
80,263	Hewlett Packard Enterprise Co.	961,551
11,898	HP, Inc.	296,498

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals (Continued)
11,395	International Business Machines Corp.	$1,353,840
47,717	NCR Corp. (a)	907,100
4,802	NetApp, Inc.	297,004
21,613	Pure Storage, Inc. - Class A (a)	591,548
25,975	Teradata Corp. (a)(b)	806,783
24,974	Western Digital Corp. (a)	812,904

		33,642,075

	Textiles, Apparel & Luxury Goods - 1.43%
10,991	Capri Holdings, Ltd. - ADR (a)(b)	422,494
7,250	Carter’s, Inc. (b)	475,092
7,074	Columbia Sportswear Co.	476,080
1,749	Deckers Outdoor Corp. (a)	546,755
10,079	Hanesbrands, Inc.	70,150
2,521	lululemon athletica, Inc. (a)	704,771
9,575	NIKE, Inc. - Class B	795,874
18,415	PVH Corp.	824,992
5,399	Ralph Lauren Corp. (b)	458,537
10,632	Skechers U.S.A., Inc. - Class A (a)	337,247
16,599	Tapestry, Inc.	471,910
69,351	Under Armour, Inc. - Class A (a)(b)	461,184
70,634	Under Armour, Inc. - Class C (a)	420,979
10,118	VF Corp. (b)	302,629

		6,768,694

	Thrifts & Mortgage Finance - 0.22%
18,556	MGIC Investment Corp.	237,888
52,561	New York Community Bancorp, Inc. (b)	448,345
28,453	Rocket Cos, Inc. - Class A (b)	179,823
56,087	UWM Holdings Corp. (b)	164,335

		1,030,391

	Tobacco - 0.45%
14,228	Altria Group, Inc.	574,527
18,734	Philip Morris International, Inc.	1,555,109

		2,129,636

	Trading Companies & Distributors - 0.79%
18,710	Fastenal Co.	861,408
7,330	MSC Industrial Direct Co., Inc. - Class A	533,697
2,139	SiteOne Landscape Supply, Inc. (a)	222,756
18,930	Univar Solutions, Inc. (a)	430,468
1,961	W.W. Grainger, Inc. (b)	959,302
1,989	Watsco, Inc. (b)	512,088
1,627	WESCO International, Inc. (a)(b)	194,231

		3,713,950

	Water Utilities - 0.03%
2,931	Essential Utilities, Inc.	121,285

	Total Common Stocks (Cost $312,212,672)	445,081,143

	INVESTMENT COMPANIES - 3.69%
	Domestic Equity Funds - 3.69%
53,000	Vanguard S&P 500 ETF	17,399,900

	Total Investment Companies (Cost $15,129,651)	17,399,900

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 1.49%
	Real Estate Investment Trusts - 1.49%
13,991	Annaly Capital Management, Inc.	$240,086
5,511	Brixmor Property Group, Inc.	101,788
313	Crown Castle International Corp.	45,244
4,782	Douglas Emmett, Inc. (b)	85,741
8,317	Duke Realty Corp.	400,879
5,185	EPR Properties	185,934
2,556	Extra Space Storage, Inc.	441,447
2,516	First Industrial Realty Trust, Inc.	112,742
4,152	Gaming and Leisure Properties, Inc.	183,684
3,666	Highwoods Properties, Inc.	98,835
8,562	Host Hotels & Resorts, Inc.	135,965
52,700	Hudson Pacific Properties, Inc.	577,065
2,912	Invitation Homes, Inc.	98,338
7,387	Iron Mountain, Inc.	324,806
6,194	Kimco Realty Corp.	114,032
2,849	Life Storage, Inc.	315,555
2,425	National Retail Properties, Inc.	96,661
83,160	New Residential Investment Corp.	608,731
27,284	Park Hotels & Resorts, Inc.	307,218
5,522	Prologis, Inc.	561,035
1,750	Public Storage	512,418
6,814	Realty Income Corp.	396,575
1,480	Regency Centers Corp.	79,698
3,701	Rexford Industrial Realty, Inc.	192,452
8,649	VICI Properties, Inc.	258,173
3,002	Vornado Realty Trust	69,526
8,617	Weyerhaeuser Co.	246,102
3,513	WP Carey, Inc. (b)	245,207

	Total Real Estate Investment Trusts (Cost $8,730,724)	7,035,937

	SHORT TERM INVESTMENTS - 0.48%
	Money Market Funds - 0.48%
2,263,271	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.04% (e)	2,263,271

	Total Short Term Investments (Cost $2,263,271)	2,263,271

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 10.78%
50,893,955	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (e)	50,893,955

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $50,893,955)	50,893,955

	Total Investments (Cost $389,230,273) - 110.73%	522,674,206
	Liabilities in Excess of Other Assets - (10.73)%	(50,654,129)

	TOTAL NET ASSETS - 100.00%	$472,020,077

See notes to financial statements.

GuideMark Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	As of September 30, 2022, the Valuation Committee has fair valued this security. The value of this security was $343,740, which represents 0.07% of total net assets.
(e)	Seven-day yield as of September 30, 2022.
(f)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities was $343,740, which represents 0.07% of total net assets.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS - 90.15%
	Bermuda - 0.04%
15,969	Hopson Development Holdings, Ltd.	$16,628

	Brazil - 3.44%
12,706	Ambev SA (a)	36,627
13,497	B3 SA - Brasil Bolsa Balcao	32,902
15,847	Banco do Brasil SA	112,955
33,563	BB Seguridade Participacoes SA	165,315
9,249	Cia de Saneamento Basico do Estado de Sao Paulo	85,077
9,346	Cia Siderurgica Nacional SA	22,073
27,412	JBS SA	128,260
13,627	Natura & Co., Holding SA (a)	37,387
52,328	Petroleo Brasileiro SA	322,833
21,499	Raia Drogasil SA (a)	90,669
1,310	SUZANO SA	10,848
34,446	Vale SA	460,911
4,552	WEG SA	27,045

		1,532,902

	Cayman Islands - 6.14%
5,531	360 DigiTech, Inc. - ADR	70,907
82,803	Alibaba Group Holding, Ltd. (a)	826,319
5,462	Baidu, Inc. - Class A (a)	80,407
171,507	China Evergrande Group (a)(e)(f)(g)	29,682
84,652	China Feihe, Ltd.	59,106
64,482	China Medical System Holdings, Ltd.	76,813
12,599	China Meidong Auto Holdings, Ltd.	19,937
8,006	China Resources Land, Ltd.	31,359
55,030	China State Construction International Holdings, Ltd.	55,453
26,053	Chinasoft International, Ltd.	15,914
1,641	Daqo New Energy Corp. - ADR (a)	87,104
26,212	Dongyue Group, Ltd.	25,975
7,011	Genscript Biotech Corp. (a)	15,177
16,148	Greentown China Holdings, Ltd.	30,307
64,718	Haidilao International Holding, Ltd. (a)	125,532
8,689	JD.com, Inc. - Class A	219,208
35,061	Jiumaojiu International Holdings, Ltd.	57,017
6,861	Kuaishou Technology (a)	44,007
1,055	Li Auto, Inc. - ADR (a)	24,276
17,798	Meituan - Class B (a)	374,051
5,922	NetEase, Inc.	89,360
507	Parade Technologies, Ltd.	9,316
1,134	Pinduoduo, Inc. - ADR (a)(b)	70,966
32,449	RLX Technology, Inc. - ADR (a)	34,071
118,740	Seazen Group, Ltd. (a)	27,626
3,236	Silergy Corp.	42,204
8,701	Smoore International Holdings, Ltd.	10,322
138,091	Topsports International Holdings, Ltd.	96,531
2,820	Wuxi Biologics Cayman, Inc. (a)	16,787
17,398	Xiaomi Corp. - Class B (a)	19,701
15,353	Yadea Group Holdings, Ltd.	24,538
8,274	Zhen Ding Technology Holding, Ltd.	27,435

		2,737,408

	Chile - 0.27%
33,942	Cencosud SA	42,931
6,643	Cia Cervecerias Unidas SA	36,068
636,448	Cia Sud Americana de Vapores SA	43,850

		122,849

Number of Shares		Value
	China - 21.24%
22,900	37 Interactive Entertainment Network Technology Group Co., Ltd. - Class A	$56,030
373,865	Agricultural Bank of China, Ltd. - Series H	111,896
5,155	Aier Eye Hospital Group Co., Ltd. - Class A	20,795
14,300	Air China, Ltd. - Class A (a)	21,049
28,224	Air China, Ltd. - Series H (a)	21,466
10,867	Anhui Conch Cement Co., Ltd. - Series H	34,348
12,089	ANTA Sports Products, Ltd.	126,896
828,188	Bank of China, Ltd. - Series H	270,482
90,100	Bank of Communications Co., Ltd. - Class A	58,632
246,960	Bank of Communications Co., Ltd. - Series H	130,191
3,900	Beijing Tongrentang Co., Ltd. - Class A	24,932
1,500	Beijing United Information Technology Co., Ltd. - Class A	22,770
2,755	Beijing Wantai Biological Pharmacy Enterprise Co., Ltd. - Class A	44,311
1,600	Bloomage Biotechnology Corp, Ltd. - Class A	29,404
5,139	BYD Co., Ltd. - Series H	126,602
12,800	By-health Co., Ltd. - Class A	31,720
1,500	Changchun High & New Technology Industry Group, Inc. - Class A	35,926
5,084	Chengxin Lithium Group Co., Ltd. - Class A	33,415
569,672	China Cinda Asset Management Co., Ltd. - Series H	62,897
268,528	China CITIC Bank Corp., Ltd. - Series H	106,564
135,583	China Coal Energy Co., Ltd. - Series H	122,145
324,598	China Communications Services Corp., Ltd. - Series H	109,129
723,610	China Construction Bank Corp. - Series H	417,669
100,600	China Everbright Bank Co., Ltd. - Class A	39,928
347,000	China Everbright Bank Co., Ltd. - Series H	95,276
103,748	China Hongqiao Group, Ltd.	84,929
17,280	China Merchants Bank Co., Ltd. - Series H	79,969
19,900	China Merchants Energy Shipping Co., Ltd. - Class A	19,858
129,568	China National Building Material Co., Ltd. - Series H	98,656
5,200	China Northern Rare Earth Group High-Tech Co., Ltd. - Class A	19,384
320,832	China Petroleum & Chemical Corp. - Series H	137,004
100,382	China Power International Development, Ltd.	39,739
17,814	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. - Class A	96,205
7,500	China Shenhua Energy Co., Ltd. - Class A	33,375
27,821	China Shenhua Energy Co., Ltd. - Series H	82,786
1,648	China Tourism Group Duty Free Corp, Ltd. - Class A	45,534
81,300	China United Network Communications, Ltd. - Class A	38,330
8,400	China Yangtze Power Co., Ltd. - Class A	26,888
4,000	China Zhenhua Group Science & Technology Co., Ltd. - Class A	65,254
3,700	Chongqing Brewery Co., Ltd. - Class A	58,207
2,100	Chongqing Zhifei Biological Products Co., Ltd. - Class A	25,512
746	Contemporary Amperex Technology Co., Ltd. - Class A	42,003
22,700	COSCO SHIPPING Energy Transportation Co., Ltd. - Class A (a)	57,737
112,436	COSCO SHIPPING Holdings Co., Ltd. - Series H	130,782

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	China (Continued)
169,456	Country Garden Holdings Co., Ltd.	$39,144
160,393	CSPC Pharmaceutical Group, Ltd.	158,978
20,000	Daan Gene Co., Ltd. - Class A	46,672
11,760	DaShenLin Pharmaceutical Group Co., Ltd. - Class A	50,003
87,253	Dongfeng Motor Group Co., Ltd. - Series H	46,642
4,800	Ecovacs Robotics Co., Ltd. - Class A	44,907
57,500	Focus Media Information Technology Co., Ltd. - Class A	44,629
700	G-bits Network Technology Xiamen Co., Ltd. - Class A	24,415
33,800	GD Power Development Co., Ltd. - Class A (a)	19,329
38,114	Guanghui Energy Co., Ltd. - Class A	66,134
4,438	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. - Class A	16,187
3,000	Guangzhou Kingmed Diagnostics Group Co., Ltd. - Class A	26,676
8,000	Guangzhou Tinci Materials Technology Co., Ltd. - Class A (a)	49,455
9,000	Hangzhou Robam Appliances Co., Ltd. - Class A	29,005
3,900	Hithink RoyalFlush Information Network Co., Ltd. - Class A	42,417
3,396	Hoshine Silicon Industry Co., Ltd. - Class A	52,323
6,869	Huadong Medicine Co., Ltd. - Class A	38,756
63,100	Huaxia Bank Co., Ltd. - Class A	44,686
8,446	Hubei Xingfa Chemicals Group Co., Ltd. - Class A	39,530
2,400	Huizhou Desay Sv Automotive Co., Ltd. - Class A	46,492
5,200	Hundsun Technologies, Inc. - Class A	24,743
392,052	Industrial & Commercial Bank of China, Ltd. - Series H	183,914
49,177	Inner Mongolia BaoTou Steel Union Co., Ltd. - Class A	12,710
6,575	Inner Mongolia Yili Industrial Group Co., Ltd. - Class A	30,507
5,376	JA Solar Technology Co., Ltd. - Class A	48,395
8,800	Jafron Biomedical Co., Ltd. - Class A	60,121
8,200	Jiangsu Hengrui Medicine Co., Ltd. - Class A	40,416
11,700	Jiangxi Copper Co., Ltd. - Class A	25,018
25,097	Jiangxi Copper Co., Ltd. Series H	28,953
130,700	Jinke Properties Group Co., Ltd. (a)	38,430
2,300	JiuGui Liquor Co., Ltd. - Class A	40,629
11,771	Joincare Pharmaceutical Group Industry Co., Ltd. - Class A	17,405
200	Kweichow Moutai Co., Ltd. - Class A	52,636
140,696	Lenovo Group, Ltd.	97,319
18,519	Li Ning Co., Ltd.	140,520
1,400	Luzhou Laojiao Co., Ltd. - Class A	45,487
93,200	Metallurgical Corp of China, Ltd. - Class A	39,125
3,600	Muyuan Foods Co., Ltd. - Class A	27,641
6,400	Ninestar Corp. - Class A	38,835
5,100	Ningbo Orient Wires & Cables Co., Ltd. - Class A	49,833
5,100	Ningbo Tuopu Group Co., Ltd. - Class A	52,753
25,169	Nongfu Spring Co., Ltd. - Class H	145,559
13,903	North Industries Group Red Arrow Co., Ltd. - Class A	43,723
34,200	PetroChina Co., Ltd. - Class A	24,797
272,281	PetroChina Co., Ltd. - Series H	111,306
172,318	PICC Property & Casualty Co., Ltd. - Series H	178,191
29,743	Ping An Insurance Group Co. of China, Ltd. - Series H	148,382

Number of Shares		Value
	China (Continued)
4,180	Proya Cosmetics Co., Ltd. - Class A	$95,861
2,600	Sangfor Technologies, Inc. - Class A	36,547
11,200	Seazen Holdings Co., Ltd. - Class A (a)	27,509
1,650	SG Micro Corp. - Class A	32,663
9,200	Shaanxi Coal Industry Co., Ltd. - Class A	29,489
8,800	Shan Xi Hua Yang Group New Energy Co., Ltd. - Class A	22,536
21,100	Shandong Buchang Pharmaceuticals Co., Ltd. - Class A	51,931
75,500	Shanghai Construction Group Co., Ltd. - Class A	26,806
2,600	Shanghai International Airport Co., Ltd. - Class A (a)	21,090
2,900	Shanghai Jinjiang International Hotels Co., Ltd. - Class A	23,503
6,100	Shanghai M&G Stationery, Inc. - Class A	38,731
1,100	Shanxi Xinghuacun Fen Wine Factory Co., Ltd. - Class A	46,817
1,153	Shenzhen Kedali Industry Co., Ltd. - Class A	15,583
11,770	Shijiazhuang Yiling Pharmaceutical Co., Ltd. - Class A	35,947
35,432	Shimao Property Holdings, Ltd. (a)(e)(f)(g)	15,453
67,836	Sichuan Hebang Biotechnology Co., Ltd. - Class A	30,615
28,555	Sichuan Road & Bridge Co., Ltd. - Class A	41,033
3,200	Sichuan Swellfun Co., Ltd. - Class A	28,187
46,301	Sunac China Holdings, Ltd. (a)(e)(f)(g)	20,761
1,319	Sunny Optical Technology Group Co., Ltd.	12,535
19,186	TAL Education Group - ADR (a)	94,779
42,900	Tencent Holdings, Ltd.	1,449,004
5,590	Tibet Summit Resources Co., Ltd. - Class A (a)	17,433
66,102	Tingyi Cayman Islands Holding Corp.	113,835
11,434	Titan Wind Energy Suzhou Co., Ltd. - Class A	20,316
3,751	Tsingtao Brewery Co., Ltd. - Series H	35,364
1,041	Unigroup Guoxin Microelectronics Co., Ltd. - Class A	21,128
78,261	Uni-President China Holdings, Ltd.	65,576
16,004	Vipshop Holdings, Ltd. - ADR (a)	134,594
75,147	Want Want China Holdings, Ltd.	49,076
9,500	Wens Foodstuffs Group Co., Ltd. - Class A (a)	27,435
34,300	Xiamen C & D, Inc. - Class A	66,792
1,054	Xiamen Faratronic Co., Ltd. - Class A	23,700
6,100	Yankuang Energy Group Co., Ltd. - Class A	43,044
46,289	Yanzhou Coal Mining Co., Ltd. Series H	167,135
3,353	Yifeng Pharmacy Chain Co., Ltd. - Class A	23,438
20,942	Yihai International Holding, Ltd.	44,101
1,063	YongXing Special Materials Technology Co., Ltd. - Class A	18,507
1,772	Youngy Co., Ltd. - Class A (a)	28,011
11,400	YTO Express Group Co., Ltd. - Class A	33,255
2,665	Yum China Holdings, Inc. (b)	126,134
1,000	Yunnan Botanee Bio-Technology Group Co., Ltd. - Class A	24,231
2,380	Zhejiang Orient Gene Biotech Co., Ltd. - Class A	25,207
9,000	Zhejiang Supor Co., Ltd. - Class A	58,462
13,855	Zhejiang Weixing New Building Materials Co., Ltd. - Class A	40,107
6,700	Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd. - Class A	45,995
10,601	Zhuzhou Kibing Group Co., Ltd. - Class A	14,321

		9,474,930

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Cyprus - 0.00%
2,617	TCS Group Holding PLC (a)(d)(e)(f)(g)	$0

	Czech Republic - 0.26%
3,091	CEZ AS	105,921
467	Komercni Banka AS	11,680

		117,601

	Egypt - 0.29%
101,153	Commercial International Bank Egypt SAE	129,870

	Hong Kong - 1.54%
4,653	Beijing Enterprises Holdings, Ltd.	13,040
224,427	Bosideng International Holdings, Ltd.	110,674
28,602	China Mengniu Dairy Co., Ltd.	113,067
7,635	China Overseas Land & Investment, Ltd.	19,863
1,938	China Resources Beer Holdings Co., Ltd.	13,443
96,339	China Taiping Insurance Holdings Co., Ltd.	80,753
66,261	China Traditional Chinese Medicine Holdings Co., Ltd.	23,052
128,661	CITIC, Ltd.	121,219
26,844	Kingboard Chemical Holdings, Ltd.	75,569
3,050	Orient Overseas International, Ltd.	53,079
59,913	Sino Biopharmaceutical, Ltd.	28,077
29,505	Yuexiu Property Co., Ltd.	35,553

		687,389

	Hungary - 0.29%
18,405	MOL Hungarian Oil & Gas PLC	102,216
1,461	OTP Bank PLC	26,653

		128,869

	India - 14.92%
1,378	ACC, Ltd.	40,734
4,246	Adani Enterprises, Ltd.	179,201
1,516	Adani Green Energy, Ltd. (a)	41,724
11,182	Adani Power, Ltd. (a)	50,833
2,744	Adani Total Gas, Ltd.	111,894
3,370	Adani Transmission, Ltd. (a)	135,048
5,194	Ambuja Cements, Ltd.	32,755
1,479	Asian Paints, Ltd.	60,464
13,505	Aurobindo Pharma, Ltd.	84,305
536	Bajaj Finance, Ltd.	47,891
34,011	Bharat Electronics, Ltd.	41,941
14,995	Bharat Petroleum Corp., Ltd.	55,831
4,538	Bharti Airtel, Ltd.	44,413
1,778	Britannia Industries, Ltd.	83,665
2,073	Cholamandalam Investment and Finance Co., Ltd.	18,524
7,603	Cipla, Ltd.	103,656
17,239	Coal India, Ltd.	44,673
4,611	Colgate-Palmolive India, Ltd.	92,127
5,408	Dabur India, Ltd.	37,898
488	Divi’s Laboratories, Ltd.	22,094
1,193	Dr. Reddy’s Laboratories, Ltd.	63,149
4,407	Grasim Industries, Ltd.	90,238
12,299	HCL Technologies, Ltd.	139,681
40,659	Hindalco Industries, Ltd.	192,730
29,305	Hindustan Petroleum Corp, Ltd.	77,422
2,222	Hindustan Unilever, Ltd.	73,280
6,856	Housing Development Finance Corp., Ltd.	191,279
25,648	ICICI Bank, Ltd.	269,285
76,571	Indian Oil Corp, Ltd.	62,627
4,986	Indian Railway Catering & Tourism Corp., Ltd.	42,826

Number of Shares		Value
	India (Continued)
26,368	Infosys, Ltd.	$452,008
20,548	ITC, Ltd.	83,512
11,017	Jindal Steel & Power, Ltd.	57,419
14,098	JSW Steel, Ltd.	108,705
4,166	Jubilant Foodworks, Ltd.	31,583
2,387	Larsen & Toubro Infotech, Ltd.	129,309
5,480	Larsen & Toubro, Ltd.	123,713
4,140	Lupin, Ltd.	34,453
9,326	Mahindra & Mahindra, Ltd.	144,291
12,740	Marico, Ltd.	83,869
265	Maruti Suzuki India, Ltd.	28,606
2,442	Mindtree, Ltd.	93,567
3,222	Mphasis, Ltd.	81,705
3,914	Muthoot Finance, Ltd.	49,665
520	Nestle India, Ltd.	121,964
58,671	NTPC, Ltd.	114,588
128,778	Oil & Natural Gas Corp., Ltd.	199,484
288	Page Industries, Ltd.	178,539
1,592	Pidilite Industries, Ltd.	52,317
7,137	Power Grid Corp of India, Ltd.	18,531
13,509	Reliance Industries, Ltd.	392,059
1,322	SRF, Ltd.	40,361
16,763	State Bank of India	108,558
6,323	Sun Pharmaceutical Industries, Ltd.	73,434
8,075	Tata Consultancy Services, Ltd.	295,940
668	Tata Elxsi, Ltd.	69,532
27,719	Tata Motors, Ltd. (a)	136,381
195,360	Tata Steel, Ltd.	235,854
12,623	Tech Mahindra, Ltd.	154,942
13,560	The Tata Power Co., Ltd.	35,768
1,402	Titan Co., Ltd.	44,580
1,164	Trent, Ltd.	20,185
641	UltraTech Cement, Ltd.	49,032
71,220	Vedanta, Ltd.	233,716
9,175	Wipro, Ltd.	44,026

		6,654,384

	Indonesia - 2.51%
1,216,789	Adaro Energy Tbk PT	313,788
175,027	Astra International Tbk PT	75,743
102,700	Bank Negara Indonesia Persero Tbk PT	60,069
48,759	Bank of Mandiri Persero Tbk PT	29,940
111,277	Bank Rakyat Indonesia Persero Tbk PT	32,568
184,243	Indah Kiat Pulp & Paper Corp. Tbk PT	108,855
262,537	Indofood Sukses Makmur Tbk PT	103,734
510,158	Kalbe Farma Tbk PT	61,190
73,862	Merdeka Copper Gold Tbk PT (a)	19,013
352,514	Sumber Alfaria Trijaya Tbk PT	55,321
463,270	Telekomunikasi Indonesia Persero Tbk PT	135,018
393,038	Unilever Indonesia Tbk PT	124,322

		1,119,561

	Mexico - 1.99%
147,565	America Movil SAB de CV - Series L	121,557
4,805	Arca Continental SAB de CV	34,597
284,957	Cemex SAB de CV (a)	98,478
57,190	Grupo Bimbo SAB de CV - Series A	200,965
10,427	Grupo Financiero Banorte SAB de CV - Series O	66,794
51,303	Grupo Financiero Inbursa SAB de CV - Series O (a)	81,440
23,128	Grupo Mexico SAB de CV - Series B	78,114

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Mexico (Continued)
16,455	Orbia Advance Corp SAB de CV	$27,698
7,378	Sitios Latinoamerica SAB de CV (a)	3,359
49,475	Wal-Mart de Mexico SAB de CV	173,756

		886,758

	Peru - 0.15%
166	Credicorp, Ltd. - ADR (b)	20,385
1,024	Southern Copper Corp. (b)	45,916

		66,301

	Poland - 0.94%
2,858	Bank Polska Kasa Opieki SA	34,710
1,019	CD Projekt SA	20,406
2,379	Dino Polska SA (a)	144,098
18	LPP SA	28,080
51,462	Orange Polska SA	53,468
67,386	PGE Polska Grupa Energetyczna SA (a)	84,772
2,117	Polski Koncern Naftowy Orlen SA	22,726
6,724	Powszechna Kasa Oszczednosci Bank Polski SA	29,373

		417,633

	Qatar - 1.70%
17,004	Industries Qatar QSC	78,496
19,733	Masraf Al Rayan QSC	22,192
112,875	Ooredoo QPSC	275,082
10,659	Qatar Islamic Bank SAQ	71,947
44,056	Qatar National Bank QPSC	239,781
36,411	The Commercial Bank PQSC	70,098

		757,596

	Republic of Korea - 11.38%
925	Amorepacific Corp.	65,221
8,743	Cheil Worldwide, Inc.	137,822
1,964	CJ Corp.	94,696
791	CJ ENM Co., Ltd.	41,632
3,929	DB Insurance Co., Ltd.	150,524
1,412	Ecopro BM Co., Ltd.	85,421
872	F&F Co., Ltd.	82,704
5,210	GS Engineering & Construction Corp.	81,244
1,142	GS Holdings Corp.	33,061
3,983	Hana Financial Group, Inc.	97,803
3,378	Hankook Tire Co., Ltd.	82,452
524	Hanwha Solutions Corp. (a)	17,069
3,104	HMM Co., Ltd.	39,632
715	Hotel Shilla Co., Ltd.	35,561
2,507	Hyundai Engineering & Construction Co., Ltd.	65,020
457	Hyundai Mobis Co., Ltd.	60,326
4,746	Hyundai Steel Co.	92,190
240	Iljin Materials Co., Ltd.	8,391
14,389	Industrial Bank of Korea	95,156
4,354	KB Financial Group, Inc.	131,484
1,716	Kia Motors Corp.	85,409
2,697	Korea Aerospace Industries, Ltd.	90,895
667	Korea Investment Holdings Co., Ltd.	21,916
2,682	Korean Air Lines Co., Ltd. (a)	40,925
545	KT&G Corp.	32,907
713	Kumho Petrochemical Co., Ltd.	57,085
539	L&F Co., Ltd. (a)	65,544
107	LG Chemical, Ltd.	39,508
7,824	LG Display Co., Ltd.	64,840
1,432	LG Electronics, Inc.	77,708

Number of Shares		Value
	Republic of Korea (Continued)
208	LG Household & Health Care, Ltd.	$91,170
400	LG Innotek Co., Ltd.	75,394
15,796	LG Uplus Corp.	118,119
4,274	Meritz Financial Group, Inc.	61,656
3,890	Meritz Fire & Marine Insurance Co., Ltd.	79,631
26,396	Meritz Securities Co., Ltd.	67,154
278	NCSoft Corp.	66,497
8,278	NH Investment & Securities Co., Ltd.	51,673
481	Orion Corp.	34,398
6,150	Pan Ocean Co., Ltd.	19,167
735	Pearl Abyss Corp. (a)	23,660
72	POSCO	10,502
452	Samsung Electro-Mechanics Co., Ltd.	34,874
36,297	Samsung Electronics Co., Ltd.	1,332,799
2,697	Samsung Engineering Co., Ltd. (a)	42,456
461	Samsung Fire & Marine Insurance Co., Ltd.	58,961
15,386	Samsung Heavy Industries Co., Ltd. (a)	56,687
2,897	Samsung Securities Co., Ltd.	61,670
1,177	SD Biosensor, Inc.	21,698
3,554	Seegene, Inc.	65,918
5,446	Shinhan Financial Group Co., Ltd.	126,506
5,225	SK Hynix, Inc.	298,871
246	SKC Co., Ltd.	14,211
2,544	Woongjin Coway Co., Ltd.	95,137
12,323	Woori Financial Group Inc.	91,451

		5,074,406

	Russian Federation - 0.00%
44,711	Gazprom PJSC - ADR (a)(e)(f)(g)	0
3,704	LUKOIL PJSC - ADR (e)(f)(g)	0
1,813	Magnit PJSC (e)(f)(g)	0
2	Magnit PJSC - ADR (d)(e)(f)(g)	0
5,783	MMC Norilsk Nickel PJSC - ADR (e)(f)(g)	0
4,954	Novolipetsk Steel PJSC - ADR (e)(f)(g)	0
5,230	PhosAgro PJSC (a)(e)(f)(g)	0
33	PhosAgro PJSC - GDR (a)(d)(e)(f)(g)	0
994	Polyus PJSC - GDR - ADR (d)(e)(f)(g)	0
13,382	Rosneft Oil Co PJSC (e)(f)(g)	0
120,116	Sberbank Of Russia (a)(e)(f)(g)	0
21,281	Surgutneftegas OJSC - ADR (a)(e)(f)(g)	0
4,243	Tatneft PJSC - ADR (e)(f)(g)	0
128,418,000	VTB Bank PJSC (a)(e)(f)(g)	0
3,865	X5 Retail Group NV - ADR (d)(e)(f)(g)	0
2,515	Yandex NV - Class A - ADR (a)(e)(f)(g)	0

		0

	Singapore - 0.04%
2,567	BOC Aviation, Ltd.	18,147

	South Africa - 4.48%
13,641	Absa Group, Ltd.	132,508
2,453	African Rainbow Minerals, Ltd.	33,139
894	Anglo American Platinum, Ltd.	63,406
10,631	Aspen Pharmacare Holdings, Ltd.	78,570
5,766	Bid Corp., Ltd.	88,822
810	Capitec Bank Holdings, Ltd.	69,396
3,652	Clicks Group, Ltd.	57,597
30,263	FirstRand, Ltd.	101,026
4,916	Gold Fields, Ltd.	39,650
18,428	Harmony Gold Mining Co., Ltd.	43,436
13,423	Impala Platinum Holdings, Ltd.	124,802

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	South Africa (Continued)
4,136	Kumba Iron Ore, Ltd.	$87,737
5,550	Mr. Price Group, Ltd.	52,875
19,943	MTN Group, Ltd.	131,584
15,906	MultiChoice Group, Ltd.	101,623
12,159	Nedbank Group, Ltd.	133,778
58,167	Old Mutual, Ltd.	31,258
54,379	Pepkor Holdings, Ltd.	62,401
7,886	Sasol, Ltd.	123,350
4,548	Shoprite Holdings, Ltd.	54,297
36,031	Sibanye Stillwater, Ltd.	82,710
14,073	Standard Bank Group, Ltd.	111,173
4,392	The Bidvest Group, Ltd.	47,574
43,859	Woolworths Holdings, Ltd.	147,376

		2,000,088

	South Korea - 0.28%
2,093	Lotte Shopping Co., Ltd.	125,529

	Taiwan, Province of China - 13.86%
3,162	Accton Technology Corp.	26,970
5,147	Advantech Co., Ltd.	47,411
170,772	AU Optronics Corp. (g)	78,152
69,121	Cathay Financial Holding Co., Ltd.	86,632
6,458	Chailease Holding Co., Ltd.	36,889
44,823	Chang Hwa Commercial Bank, Ltd.	24,146
331,564	China Development Financial Holding Corp.	124,684
75,797	China Steel Corp.	63,543
19,247	Chunghwa Telecom Co., Ltd.	68,888
81,673	CTBC Financial Holding Co., Ltd.	50,809
3,456	Delta Electronics, Inc.	27,451
9,650	E Ink Holdings, Inc.	63,709
107,040	E.SUN Financial Holdings Co., Ltd.	86,610
2,098	eMemory Technology, Inc.	74,261
38,043	Eva Airways Corp.	33,632
30,495	Evergreen Marine Corp. Taiwan, Ltd.	139,040
67,203	Far Eastern New Century Corp.	68,231
25,258	Far EasTone Telecommunications Co., Ltd.	57,471
7,996	Feng TAY Enterprise Co., Ltd.	39,551
91,990	First Financial Holding Co., Ltd.	75,096
92,447	Fubon Financial Holding Co., Ltd.	144,570
32,529	Hon Hai Precision Industry Co., Ltd.	104,161
111,471	Hua Nan Financial Holdings Co., Ltd.	77,769
254,477	Innolux Corp. (g)	82,893
11,393	MediaTek, Inc.	196,602
60,181	Mega Financial Holding Co., Ltd.	58,880
9,860	Micro-Star International Co., Ltd.	33,190
1,837	momo.com, Inc.	30,656
25,095	Nan Ya Plastics Corp.	52,660
4,972	Nan Ya Printed Circuit Board Corp.	29,225
32,428	Nanya Technology Corp.	49,695
8,088	Nien Made Enterprise Co., Ltd.	63,850
12,818	Novatek Microelectronics Corp.	87,728
50,730	Pegatron Corp.	93,110
17,722	President Chain Store Corp.	157,245
8,575	Quanta Computer, Inc.	20,757
12,817	Realtek Semiconductor Corp.	108,202
41,142	Ruentex Development Co., Ltd.	66,133
290,751	Shin Kong Financial Holding Co., Ltd.	74,837
190,476	SinoPac Financial Holdings Co., Ltd.	103,351
24,831	Synnex Technology International Corp.	41,134

Number of Shares		Value
	Taiwan, Province of China (Continued)
7,095	Taishin Financial Holding Co., Ltd.	$3,050
82,531	Taiwan Cooperative Financial Holding Co., Ltd.	67,950
8,931	Taiwan Mobile Co., Ltd.	26,879
184,675	Taiwan Semiconductor Manufacturing Co., Ltd.	2,447,940
27,459	The Shanghai Commercial & Savings Bank, Ltd.	42,391
13,818	Unimicron Technology Corp.	50,584
83,949	Uni-President Enterprises Corp.	177,535
100,601	United Microelectronics Corp.	112,582
19,114	Wan Hai Lines, Ltd.	39,872
136,715	Winbond Electronics Corp.	84,419
23,098	WPG Holdings, Ltd.	33,734
46,395	Yang Ming Marine Transport Corp.	89,135
90,245	Yuanta Financial Holding Co., Ltd.	55,344

		6,181,239

	Thailand - 1.08%
6,760	Advanced Info Service PCL - NVDR	34,866
12,884	Airports of Thailand PCL - NVDR (a)	24,678
184,823	Asset World Corp PCL	28,310
14,032	Central Pattana PCL - NVDR	24,135
4,020	Delta Electronics Thailand PCL - NVDR	69,272
40,177	Gulf Energy Development PCL - NVDR	55,674
45,073	Home Product Center PCL - NVDR	16,049
28,173	JMT Network Services PCL	50,713
78,908	Krung Thai Bank PCL	34,815
11,163	Krungthai Card PCL	16,931
60,632	Osotspa PCL - NVDR	43,677
4,955	PTT Exploration & Production PCL	21,129
26,741	PTT Global Chemical PCL - NVDR	29,264
243,554	True Corp. PCL	32,497

		482,010

	Turkey - 1.66%
176,271	Akbank Turk AS	107,216
15,190	BIM Birlesik Magazalar AS	94,635
32,172	Eregli Demir ve Celik Fabrikalari TAS	50,166
19,325	Haci Omer Sabanci Holding AS	26,808
48,789	KOC Holding AS	118,756
21,566	Turk Hava Yollari AO (a)	81,885
45,392	Turkcell Iletisim Hizmetleri AS	48,239
524,336	Turkiye Is Bankasi - Series C	211,159

		738,864

	United Arab Emirates - 1.65%
48,916	Abu Dhabi Commercial Bank PJSC	119,984
35,872	Abu Dhabi Islamic Bank PJSC	88,274
63,845	Abu Dhabi National Oil Co. for Distribution PJSC	77,174
86,422	Aldar Properties PJSC	98,656
89,456	Emaar Properties PJSC	140,368
21,120	Emirates NBD Bank PJSC	73,850
7,442	Emirates Telecommunications Group Co. PJSC	47,301
18,360	First Abu Dhabi Bank PJSC	89,055

		734,662

	Total Common Stocks (Cost $42,155,658)	40,205,624

	INVESTMENT COMPANIES - 6.95%
	China - 2.57%
26,661	iShares Core MSCI Emerging Markets ETF	1,145,890

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	INVESTMENT COMPANIES (Continued)
	Saudi Arabia - 4.38%
47,643	iShares MSCI Saudi Arabia ETF (b)	$1,953,363

	Total Investment Companies (Cost $2,810,616)	3,099,253

	PREFERRED STOCKS - 2.79%
	Brazil - 2.08%
37,803	Banco Bradesco SA - Preference Shares	139,037
14,963	Braskem SA - Series A - Preference Shares	72,785
53,341	Cia Energetica de Minas Gerais - Preference Shares	106,694
22,680	Gerdau SA - Preference Shares	102,756
37,716	Itau Unibanco Holding SA - Preference Shares	195,769
55,666	Petroleo Brasileiro SA - Preference Shares	309,167

		926,208

	Chile - 0.17%
843	Sociedad Quimica y Minera de Chile SA - Class B	78,456

	Republic of Korea - 0.54%
434	LG Household & Health Care, Ltd. - Preference Shares	99,431
4,305	Samsung Electronics Co., Ltd. - Preference Shares	139,839

		239,270

	Total Preferred Stocks (Cost $1,182,722)	1,243,934

	RIGHTS - 0.00%
	China - 0.00%
142	Guangzhou Tinci Materials Technology Co., Ltd. (e)(f)	0
213	Hubei Xingfa Chemicals Group Co., Ltd. (a)(e)(f)	0

		0

	Total Rights (Cost $0)	0

	SHORT TERM INVESTMENTS - 0.26%
	Money Market Funds - 0.26%
116,460	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.04% (c)	116,460

	Total Short Term Investments (Cost $116,460)	116,460

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 4.78%
2,132,591	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (c)	$2,132,591

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $2,132,591)	2,132,591

	Total Investments (Cost $48,398,047) - 104.93%	46,797,862
	Liabilities in Excess of Other Assets - (4.93)%	(2,197,740)

	TOTAL NET ASSETS - 100.00%	$44,600,122

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of September 30, 2022.
(d)	Regulation S securities, as defined under the Securities Act of 1933. Such securities are treated as liquid according to the Fund’s liquidity guidelines. The value of these securities total $0, which represents 0.00% of total net assets.
(e)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(f)	As of September 30, 2022, the Valuation Committee has fair valued these securities. The value of these securities were $65,896, which represents 0.15% of total net assets.
(g)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $226,941, which represents 0.51% of total net assets.

Glossary of Terms

ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt

See notes to financial statements.

GuideMark Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY (Unaudited)

September 30, 2022

COMMON STOCKS
0.01%
Aerospace & Defense	0.30%
Air Freight & Logistics	0.07%
Airlines	0.45%
Auto Components	0.58%
Automobiles	1.55%
Banks	12.07%
Beverages	1.38%
Biotechnology	0.53%
Building Products	0.12%
Capital Markets	0.89%
Chemicals	1.32%
Commercial Services & Supplies	0.18%
Communications Equipment	0.21%
Construction & Engineering	1.06%
Construction Materials	1.00%
Consumer Finance	0.57%
Department Stores	0.28%
Diversified Consumer Services	0.21%
Diversified Financial Services	0.51%
Diversified Telecommunication Services	1.88%
Electric Utilities	0.85%
Electrical Equipment	0.57%
Electronic Equipment, Instruments & Components	2.17%
Entertainment	0.57%
Food & Staples Retailing	2.32%
Food Products	3.10%
Gas Utilities	0.28%
Health Care Equipment & Supplies	0.18%
Health Care Providers & Services	0.19%
Hotels, Restaurants & Leisure	0.88%
Household Durables	1.11%
Household Products	0.37%
Independent Power and Renewable Electricity Producers	0.78%
Industrial Conglomerates	1.19%
Insurance	2.69%
Interactive Media & Services	0.28%
Internet & Direct Marketing Retail	3.71%
Internet Software & Services	0.00%
IT Services	6.40%
Life Sciences Tools & Services	0.12%
Machinery	0.23%
Marine	1.24%
Media	0.64%
Metals & Mining	5.28%
Multiline Retail	0.33%
Oil, Gas & Consumable Fuels	6.03%

Paper & Forest Products	0.34%
Personal Products	1.05%
Pharmaceuticals	2.58%
Real Estate Management & Development	1.48%
Semiconductors & Semiconductor Equipment	11.29%
Software	0.44%
Specialty Retail	0.96%
Technology Hardware, Storage & Peripherals	0.79%
Textiles, Apparel & Luxury Goods	1.69%
Thrifts & Mortgage Finance	0.43%
Tobacco	0.36%
Trading Companies & Distributors	0.64%
Transportation Infrastructure	0.10%
Water Utilities	0.19%
Wireless Telecommunication Services	1.13%

TOTAL COMMON STOCKS	90.15%

INVESTMENT COMPANIES
International Equity Funds	6.95%

TOTAL INVESTMENT COMPANIES	6.95%

PREFERRED STOCKS
Banks	0.76%
Chemicals	0.34%
Electric Utilities	0.24%
Metals & Mining	0.23%
Oil, Gas & Consumable Fuels	0.69%
Personal Products	0.22%
Semiconductors & Semiconductor Equipment	0.31%

TOTAL PREFERRED STOCKS	2.79%

RIGHTS
Chemicals	0.00%

TOTAL RIGHTS	0.00%

SHORT TERM INVESTMENTS
Money Market Funds	0.26%

TOTAL SHORT TERM INVESTMENTS	0.26%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Privat Investment Funds	4.78%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	4.78%

TOTAL INVESTMENTS	104.93%
Liabilities in Excess of Other Assets	(4.93)%

TOTAL NET ASSETS	100.00%

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS - 90.72%
	Aerospace & Defense - 1.00%
1,220	AAR Corp. (a)(b)	$43,700
476	Aerojet Rocketdyne Holdings, Inc. (a)	19,035
211	AeroVironment, Inc. (a)	17,589
938	Axon Enterprise, Inc. (a)	108,574
567	Curtiss-Wright Corp. (b)	78,904
684	Ducommun, Inc. (a)	27,127
647	Hexcel Corp. (b)	33,463
3,348	Howmet Aerospace, Inc.	103,554
485	Huntington Ingalls Industries, Inc.	107,428
1,506	Maxar Technologies, Inc.	28,192
660	Moog, Inc. - Class A	46,431
908	Parsons Corp. (a)	35,594
2,897	Textron, Inc.	168,779
1,721	Triumph Group, Inc. (a)	14,783
1,164	Vectrus, Inc. (a)	41,206
2,033	Virgin Galactic Holdings, Inc. (a)	9,575

		883,934

	Air Freight & Logistics - 0.39%
981	Air Transport Services Group, Inc. (a)	23,632
930	Atlas Air Worldwide Holdings, Inc. (a)	88,880
541	Forward Air Corp.	48,831
1,186	GXO Logistics, Inc. (a)	41,581
732	Hub Group, Inc. - Class A (a)	50,493
8,035	Radiant Logistics, Inc. (a)	45,719
978	XPO Logistics, Inc. (a)(b)	43,541

		342,677

	Airlines - 0.17%
1,405	Alaska Air Group, Inc. (a)	55,006
280	Allegiant Travel Co. (a)(b)	20,434
2,027	American Airlines Group, Inc. (a)(b)	24,405
2,954	JetBlue Airways Corp. (a)	19,585
3,835	Joby Aviation, Inc. (a)(b)	16,606
750	SkyWest, Inc. (a)	12,195

		148,231

	Auto Components - 0.70%
1,357	Adient PLC - ADR (a)	37,657
3,589	American Axle & Manufacturing Holdings, Inc. (a)	24,513
2,430	BorgWarner, Inc.	76,302
807	Dana, Inc.	9,224
404	Dorman Products, Inc. (a)	33,176
381	Fox Factory Holding Corp. (a)	30,129
2,920	Gentex Corp.	69,613
464	Gentherm, Inc. (a)	23,075
4,193	Goodyear Tire & Rubber Co. (a)	42,307
425	LCI Industries	43,121
513	Lear Corp.	61,401
2,834	Modine Manufacturing Co. (a)	36,672
894	Standard Motor Products, Inc.	29,055
1,319	Stoneridge, Inc. (a)	22,357
147	Visteon Corp. (a)	15,591
1,020	XPEL, Inc. (a)	65,729

		619,922

	Automobiles - 0.17%
1,852	Harley-Davidson, Inc.	64,598
722	Thor Industries, Inc. (b)	50,526

Number of Shares		Value
	Automobiles (Continued)
674	Winnebago Industries, Inc. (b)	$35,863

		150,987

	Banks - 6.67%
624	Amerant Bancorp, Inc.	15,500
1,128	Ameris Bancorp (b)	50,433
2,420	Associated Banc-Corp.	48,594
975	Atlantic Union Bankshares Corp.	29,620
195	BancFirst Corp.	17,447
2,010	Banco Latinoamericano de Comercio Exterior SA - Class E - ADR	26,251
3,049	Bancorp, Inc. (a)	67,017
590	Bank of Hawaii Corp.	44,911
1,563	Bank OZK	61,832
1,297	BankUnited, Inc. (b)	44,318
3,152	Blue Ridge Bankshares Inc.	40,062
429	BOK Financial Corp.	38,121
993	Business First Bancshares, Inc.	21,379
943	Byline Bancorp, Inc.	19,096
2,799	Cadence Bank	71,123
261	Cambridge Bancorp	20,812
481	Camden National Corp.	20,491
1,993	Capital Bancorp, Inc.	46,038
1,616	Capstar Financial Holdings, Inc.	29,944
1,275	Cathay General Bancorp	49,036
815	Central Pacific Financial Corp.	16,862
340	City Holding Co.	30,155
933	Civista Bancshares, Inc.	19,369
1,331	CNB Financial Corp.	31,372
1,036	Coastal Financial Corp. (a)	41,171
2,369	Comerica, Inc.	168,436
1,391	Commerce Bancshares, Inc. (b)	92,029
304	Community Bank Systems, Inc. (b)	18,264
1,094	ConnectOne Bancorp, Inc.	25,228
500	Cullen Frost Bankers, Inc. (b)	66,110
2,096	Customers Bancorp, Inc. (a)	61,790
1,254	CVB Financial Corp.	31,751
988	Dime Community Bancshares, Inc.	28,929
579	Eagle Bancorp, Inc.	25,951
2,323	East West Bancorp, Inc.	155,966
1,635	Eastern Bankshares, Inc.	32,111
675	Enterprise Bancorp, Inc.	20,189
1,168	Enterprise Financial Services Corp.	51,439
1,035	Equity Bancshares, Inc. - Class A	30,667
4,067	F.N.B. Corp.	47,177
528	FB Financial Corp.	20,175
1,462	Financial Institutions, Inc.	35,190
785	First Bancorp	28,715
5,140	First Bancorp - ADR	70,315
854	First Bancshares, Inc.	25,509
2,391	First Bank	32,685
1,247	First Busey Corp.	27,409
146	First Citizens BancShares, Inc. - Class A	116,425
2,384	First Commonwealth Financial Corp.	30,611
676	First Community Bancshares, Inc.	21,652
1,512	First Financial Bancorp.	31,873
1,365	First Financial Bankshares, Inc.	57,098
792	First Financial Corp.	35,790
902	First Foundation, Inc.	16,362
1,585	First Hawaiian, Inc.	39,039

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
7,822	First Horizon National Corp.	$179,124
1,030	First Internet Bancorp	34,876
450	First Interstate BancSystem, Inc. - Class A	18,158
3,010	Fulton Financial Corp.	47,558
571	German American Bancorp, Inc.	20,390
1,277	Glacier Bancorp, Inc.	62,739
1,511	Hancock Whitney Corp.	69,219
2,112	Hanmi Financial Corp.	50,012
2,308	HarborOne Bancorp, Inc.	30,973
1,650	HBT Financial, Inc.	29,948
682	Heartland Financial U.S.A., Inc.	29,572
1,809	Hilltop Holdings, Inc.	44,954
932	Home BancShares, Inc. (b)	20,979
1,149	HomeTrust Bancshares, Inc.	25,393
3,219	Hope Bancorp, Inc.	40,688
1,337	Independent Bank Corp.	25,537
383	Independent Bank Corp.	28,545
551	Independent Bank Group, Inc.	33,826
1,211	Lakeland Bancorp, Inc.	19,388
573	Lakeland Financial Corp.	41,720
876	Live Oak Bancshares, Inc.	26,806
1,080	Mercantile Bank Corp.	32,087
1,438	Metrocity Bankshares, Inc.	28,242
348	Metropolitan Bank Holding Corp. (a)	22,397
822	Mid Penn Bancorp, Inc.	23,616
1,269	Midland States Bancorp, Inc.	29,910
1,015	MidWestOne Financial Group, Inc.	27,699
971	MVB Financial Corp.	27,023
519	National Bank Holdings Corp. - Class A	19,198
727	NBT Bancorp, Inc.	27,590
328	Nicolet Bankshares, Inc. (a)	23,104
1,437	OFG Bancorp - ADR	36,112
2,825	Old National Bancorp	46,528
1,813	Old Second Bancorp, Inc.	23,660
716	Origin Bancorp, Inc.	27,545
1,386	Orrstown Financial Services, Inc.	33,153
963	Pacific Premier Bancorp, Inc.	29,814
2,153	PacWest Bancorp	48,658
229	Park National Corp.	28,506
671	Peapack Gladstone Financial Corp.	22,579
874	Pinnacle Financial Partners, Inc.	70,881
1,178	Popular, Inc. - ADR (b)	84,887
551	Preferred Bank	35,942
738	Premier Financial Corp.	18,967
971	Prosperity Bancshares, Inc. (b)	64,746
586	QCR Holdings, Inc.	29,851
1,313	RBB Bancorp	27,284
435	Republic Bancorp, Inc. - Class A	16,661
6,556	Republic First Bancorp, Inc. (a)	18,553
1,011	S&T Bancorp, Inc.	29,632
695	Sandy Spring Bancorp, Inc.	24,506
985	ServisFirst Bancshares, Inc. (b)	78,800
842	Signature Bank	127,142
307	Silvergate Capital Corp. - Class A (a)	23,132
1,861	Simmons First National Corp. - Class A	40,551
865	SmartFinancial, Inc.	21,374
1,398	South Plains Financial, Inc.	38,529
1,043	South State Corp.	82,522
631	Southern First Bancshares, Inc. (a)	26,287

Number of Shares		Value
	Banks (Continued)
547	Southside Bancshares, Inc.	$19,342
549	Stock Yards Bancorp, Inc.	37,337
1,277	Summit Financial Group, Inc.	34,402
2,558	Synovus Financial Corp.	95,951
675	Texas Capital Bancshares, Inc. (a)(b)	39,845
1,000	The Bank of N.T. Butterfield & Son, Ltd. - ADR	32,460
1,049	TowneBank	28,145
500	Triumph Bancorp, Inc. (a)	27,175
1,050	Trustmark Corp.	32,162
669	UMB Financial Corp.	56,390
3,842	Umpqua Holdings Corp.	65,660
1,585	United Bankshares, Inc.	56,664
2,294	United Community Banks, Inc.	75,931
1,224	Univest Corp. of Pennsylvania	28,740
5,260	Valley National Bancorp	56,808
909	Veritex Holdings, Inc.	24,170
527	Washington Trust Bancorp, Inc.	24,495
1,620	Webster Financial Corp.	73,224
1,440	WesBanco, Inc.	48,053
1,329	West Bancorporation, Inc.	27,656
1,946	Western Alliance Bancorp	127,930
851	Wintrust Financial Corp.	69,399
2,824	Zions Bancorporation	143,629

		5,869,480

	Beverages - 0.55%
171	Boston Beer Co., Inc. - Class A (a)(b)	55,344
1,979	Celsius Holdings, Inc. (a)(b)	179,456
252	Coca-Cola Consolidated, Inc.	103,756
478	MGP Ingredients, Inc.	50,745
1,321	National Beverage Corp.	50,911
3,800	Primo Water Corp. - ADR	47,690

		487,902

	Biotechnology - 3.01%
3,712	ACADIA Pharmaceuticals, Inc. (a)	60,728
4,854	Achillion Pharmaceuticals, Inc. (a)(c)(e)(f)	2,233
1,181	Aduro Biotech, Inc. (a)(c)(e)(f)	0
6,592	Alector, Inc. (a)	62,360
4,144	Alkermes PLC - ADR (a)	92,536
666	Apellis Pharmaceuticals, Inc. (a)	45,488
2,128	Arcus Biosciences, Inc. (a)	55,669
2,265	BioCryst Pharmaceuticals, Inc. (a)	28,539
835	Biohaven Pharmaceutical Holding Co., Ltd. - ADR (a)(b)	126,227
1,051	CareDx, Inc. (a)	17,888
15,091	Catalyst Pharmaceuticals, Inc. (a)	193,618
4,694	Coherus Biosciences, Inc. (a)	45,109
866	Crinetics Pharmaceuticals, Inc. (a)	17,008
653	Cytokinetics, Inc. (a)(b)	31,638
5,534	Dynavax Technologies Corp. (a)(b)	57,775
3,593	Eagle Pharmaceuticals, Inc. (a)	94,927
3,690	Emergent BioSolutions, Inc. (a)	77,453
277	Enanta Pharmaceuticals, Inc. (a)	14,368
8,793	Exelixis, Inc. (a)	137,874
3,154	Foghorn Therapeutics, Inc. (a)	27,061
425	Global Blood Therapeutics, Inc. (a)	28,943
1,156	Halozyme Therapeutics, Inc. (a)(b)	45,708
749	Ionis Pharmaceuticals, Inc. (a)	33,128
6,114	Ironwood Pharmaceuticals, Inc. (a)(b)	63,341
5,381	iTeos Therapeutics, Inc. (a)	102,508

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Biotechnology (Continued)
179	Karuna Therapeutics, Inc. (a)	$40,262
7,593	Karyopharm Therapeutics, Inc. (a)	41,458
3,139	Kezar Life Sciences, Inc. (a)	27,027
7,439	MannKind Corp. (a)	22,987
12,644	MiMedx Group, Inc. (a)	36,288
1,419	Myriad Genetics, Inc. (a)	27,075
394	Natera, Inc. (a)	17,265
713	Neurocrine Biosciences, Inc. (a)	75,728
20,079	OPKO Health, Inc. (a)(b)	37,949
26,513	Organogenesis Holdings, Inc. (a)	85,902
354	Prometheus Biosciences, Inc. (a)	20,890
362	PTC Therapeutics, Inc. (a)(b)	18,172
6,802	Radius Health, Inc. (a)(c)(e)(f)	544
2,910	REGENXBIO, Inc. (a)	76,911
379	Repligen Corp. (a)	70,915
508	Sarepta Therapeutics, Inc. (a)	56,154
797	Travere Therapeutics, Inc. (a)	19,638
1,170	United Therapeutics Corp. (a)	244,975
9,018	Vanda Pharmaceuticals, Inc. (a)	89,098
2,767	Vericel Corp. (a)(b)	64,194
5,973	Vir Biotechnology, Inc. (a)(b)	115,159

		2,650,718

	Building Products - 1.91%
2,043	A. O. Smith Corp.	99,249
778	Advanced Drainage Systems, Inc.	96,760
1,101	Allegion PLC - ADR	98,738
748	American Woodmark Corp. (a)	32,807
1,160	Apogee Enterprises, Inc.	44,335
216	Armstrong World Industries, Inc.	17,114
4,524	Builders FirstSource, Inc. (a)	266,554
224	CSW Industrials, Inc.	26,835
2,034	Fortune Brands Home & Security, Inc.	109,205
1,017	Griffon Corp.	30,022
1,371	Insteel Industries, Inc.	36,373
1,681	JELD-WEN Holding, Inc. (a)(b)	14,709
473	Lennox International, Inc.	105,323
608	Masonite International Corp. - ADR (a)(b)	43,344
1,509	Owens Corning, Inc. (b)	118,622
485	Patrick Industries, Inc.	21,262
2,650	PGT Innovations, Inc. (a)	55,544
2,745	Quanex Building Products Corp.	49,849
2,310	Resideo Technologies, Inc. (a)(b)	44,029
865	Simpson Manufacturing Co., Inc.	67,816
1,851	Trex Co., Inc. (a)	81,333
1,938	UFP Industries, Inc.	139,846
12,670	View, Inc. (a)(b)	16,978
2,799	Zurn Elkay Water Solutions Corp.	68,576

		1,685,223

	Capital Markets - 3.12%
761	Affiliated Managers Group, Inc.	85,118
1,629	Artisan Partners Asset Management, Inc. - Class A (b)	43,869
903	B. Riley Financial, Inc. (b)	40,202
975	Blucora, Inc. (a)	18,856
2,549	Brightsphere Investment Group, Inc.	38,006
841	Cboe Global Markets, Inc.	98,708
1,025	Cohen & Steers, Inc.	64,196
2,109	Cowen Group, Inc. - Class A	81,492

Number of Shares		Value
	Capital Markets (Continued)
334	Diamond Hill Investment Group, Inc.	$55,110
1,980	Donnelley Financial Solutions, Inc. (a)(b)	73,201
1,019	Evercore, Inc. - Class A	83,813
521	FactSet Research Systems, Inc.	208,457
2,306	Federated Investors, Inc.	76,375
2,298	GAMCO Investors, Inc. - Class A	39,181
859	Hamilton Lane, Inc. - Class A	51,205
1,127	Houlihan Lokey, Inc.	84,953
4,225	Invesco, Ltd. - ADR	57,883
2,781	Janus Henderson Group PLC - ADR (b)	56,482
2,429	Lazard, Ltd. - Class A - ADR	77,315
1,383	LPL Financial Holdings, Inc. (b)	302,158
288	MarketAxess Holdings, Inc.	64,077
1,978	Moelis & Co. - Class A	66,876
478	Morningstar, Inc.	101,489
4,517	Open Lending Corp. - Class A (a)(b)	36,317
1,125	Oppenheimer Holdings, Inc. - Class A	34,852
574	Piper Jaffray Cos. (b)	60,121
1,011	PJT Partners, Inc. - Class A (b)	67,555
6,361	Pzena Investment Management, Inc. - Class A	60,302
3,147	Robinhood Markets, Inc. - Class A (a)(b)	31,785
1,754	SEI Investments Co.	86,034
1,047	Silvercrest Asset Management Group, Inc. - Class A	17,118
1,471	StepStone Group, Inc. - Class A	36,054
2,110	Stifel Financial Corp. (b)	109,530
828	StoneX Group, Inc. (a)	68,674
3,817	The Carlyle Group, Inc.	98,631
2,062	Valhi, Inc.	51,880
3,300	Virtu Financial, Inc. - Class A	68,541
293	Virtus Investment Partners, Inc.	46,739

		2,743,155

	Chemicals - 1.36%
1,698	AdvanSix, Inc.	54,506
2,040	American Vanguard Corp. (b)	38,148
773	Ashland Global Holdings, Inc.	73,412
1,053	Avient Corp.	31,906
2,211	Axalta Coating Systems, Ltd. - ADR (a)	46,564
229	Balchem Corp.	27,842
565	Cabot Corp.	36,098
3,196	Element Solutions, Inc.	51,999
580	H.B. Fuller Co.	34,858
948	Hawkins, Inc.	36,962
3,147	Huntsman Corp. (b)	77,227
461	Ingevity Corp. (a)	27,950
464	Innospec, Inc.	39,751
1,174	Intrepid Potash, Inc. (a)	46,455
1,084	Koppers Holdings, Inc.	22,526
2,242	Livent Corp. (a)(b)	68,717
460	Minerals Technologies, Inc.	22,729
81	NewMarket Corp.	24,367
2,726	Olin Corp. (b)	116,891
1,698	RPM International, Inc.	141,460
298	Sensient Technologies Corp.	20,663
1,979	The Chemours Co.	48,782
783	Trinseo PLC - ADR	14,345
2,871	Tronox Holdings PLC - ADR	35,170
2,407	Valvoline, Inc.	60,993

		1,200,321

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Commercial Services & Supplies - 1.13%
835	ABM Industries, Inc.	$31,922
4,135	ACCO Brands Corp.	20,261
3,855	ADT, Inc.	28,874
1,147	Avery Dennison Corp.	186,617
2,399	BrightView Holdings, Inc. (a)	19,048
422	Casella Waste Systems, Inc. - Class A (a)	32,237
1,217	Cimpress PLC - ADR (a)	29,792
670	Clean Harbors, Inc. (a)	73,687
896	Comfort Systems USA, Inc.	87,208
2,045	Deluxe Corp.	34,049
1,097	Heritage-Crystal Clean, Inc. (a)	32,438
2,274	Herman Miller, Inc.	35,474
1,519	HNI Corp.	40,269
783	IAA, Inc. (a)	24,938
3,635	Interface, Inc.	32,679
4,551	Kimball International, Inc. - Class B	28,626
290	McGrath RentCorp	24,319
476	MSA Safety, Inc.	52,017
3,990	NL Industries, Inc.	30,843
5,960	Pitney Bowes, Inc.	13,887
2,956	Steelcase, Inc. - Class A (b)	19,273
500	Stericycle, Inc. (a)(b)	21,055
500	Tetra Tech, Inc.	64,265
720	The Brinks Co. (b)	34,877

		998,655

	Communications Equipment - 1.61%
1,732	ADTRAN Holdings, Inc. (b)	33,913
922	Aviat Networks, Inc. (a)	25,244
2,860	Calix, Inc. (a)	174,860
2,972	Cambium Networks Corp. - ADR (a)	50,286
6,414	Casa Systems, Inc. (a)	20,076
2,543	Ciena Corp. (a)(b)	102,813
1,147	Clearfield, Inc. (a)	120,022
1,906	Comtech Telecommunications Corp.	19,079
1,468	Digi International, Inc. (a)	50,749
2,317	DZS, Inc. (a)	26,182
1,814	EchoStar Corp. - Class A (a)	29,877
11,381	Extreme Networks, Inc. (a)(b)	148,750
996	F5 Networks, Inc. (a)	144,151
3,420	Harmonic, Inc. (a)(b)	44,699
15,636	Inseego Corp. (a)(b)	32,367
719	InterDigital, Inc.	29,062
5,889	Juniper Networks, Inc.	153,821
850	Lumentum Holdings, Inc. (a)(b)	58,284
1,293	NETGEAR, Inc. (a)	25,912
1,833	NetScout Systems, Inc. (a)	57,410
14,036	Ribbon Communications, Inc. (a)	31,160
2,605	Viavi Solutions, Inc. (a)	33,995

		1,412,712

	Construction & Engineering - 1.38%
2,048	AECOM	140,022
614	Ameresco, Inc. - Class A (a)	40,819
2,526	API Group Corp. (a)	33,520
862	Arcosa, Inc.	49,289
504	Dycom Industries, Inc. (a)	48,147
1,010	EMCOR Group, Inc.	116,635
1,747	Fluor Corp. (a)(b)	43,483
1,189	IES Holdings, Inc. (a)	32,840

Number of Shares		Value
	Construction & Engineering (Continued)
1,792	KBR, Inc. (b)	$77,450
909	MasTec, Inc. (a)(b)	57,722
559	MYR Group, Inc. (a)	47,364
1,083	Northwest Pipe Co. (a)	30,432
500	NV5 Global, Inc. (a)	61,910
1,601	Primoris Services Corp.	26,016
1,717	Quanta Services, Inc. (b)	218,729
2,237	Sterling Infrastructure, Inc. (a)	48,028
6,243	Tutor Perini Corp. (a)	34,461
2,661	WillScot Mobile Mini Holdings Corp. (a)(b)	107,318

		1,214,185

	Construction Materials - 0.12%
526	Eagle Materials, Inc.	56,377
1,604	Summit Materials, Inc. - Class A (a)	38,432
135	United States Lime & Minerals, Inc.	13,797

		108,606

	Consumer Finance - 0.86%
2,036	Atlanticus Holdings Corp. (a)	53,404
4,512	Consumer Portfolio Services, Inc. (a)	32,802
203	Credit Acceptance Corp. (a)(b)	88,914
2,599	Enova International, Inc. (a)	76,073
3,102	EZCORP, Inc. - Class A (a)	23,916
395	FirstCash Holdings, Inc.	28,973
1,903	LendingClub Corp. (a)	21,028
6,122	Navient Corp.	89,932
651	Nelnet, Inc. - Class A	51,553
3,056	OneMain Holdings, Inc. (b)	90,213
2,131	Oportun Financial Corp. (a)	9,313
648	PRA Group, Inc. (a)	21,293
1,815	PROG Holdings, Inc. (a)	27,189
1,540	Regional Management Corp.	43,182
5,849	SLM Corp.	81,828
1,022	Upstart Holdings, Inc. (a)(b)	21,247

		760,860

	Containers & Packaging - 0.86%
456	AptarGroup, Inc.	43,334
1,281	Ardagh Group SA - ADR (c)(e)(f)	10,382
1,518	Berry Global Group, Inc. (a)	70,632
1,343	Crown Holdings, Inc.	108,823
2,258	Graphic Packaging Holding Co.	44,573
696	Greif, Inc. - Class A	41,461
436	Greif, Inc. - Class B	26,509
2,215	Myers Industries, Inc.	36,481
3,037	O-I Glass, Inc. (a)	39,329
1,166	Packaging Corp. of America (b)	130,930
2,098	Sealed Air Corp.	93,382
1,249	Silgan Holdings, Inc.	52,508
538	Sonoco Products Co.	30,521
338	UFP Technologies, Inc. (a)	29,014

		757,879

	Distributors - 0.06%
2,813	Funko, Inc. - Class A (a)(b)	56,879

	Diversified Consumer Services - 1.21%
1,613	Adtalem Global Education, Inc. (a)(b)	58,794
2,218	American Public Education, Inc. (a)	20,273
37,684	Beachbody Co., Inc. (a)	38,061
231	Bright Horizons Family Solutions, Inc. (a)	13,317

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Diversified Consumer Services (Continued)
1,319	Carriage Services, Inc.	$42,419
1,083	Franchise Group, Inc.	26,317
2,598	frontdoor, Inc. (a)	52,973
112	Graham Holdings Co. - Class B	60,254
840	Grand Canyon Education, Inc. (a)	69,090
3,807	H&R Block, Inc. (b)	161,950
1,493	Hillenbrand, Inc.	54,823
3,845	Laureate Education, Inc. (b)	40,565
1,233	Matthews International Corp. - Class A	27,632
15,467	Nerdy, Inc. (a)	32,635
8,341	Perdoceo Education Corp. (a)	85,912
1,753	Service Corp. International	101,218
523	Strategic Education, Inc.	32,117
2,317	Stride, Inc. (a)(b)	97,383
2,395	Udemy, Inc. (a)	28,956
5,579	WW International, Inc. (a)	21,925

		1,066,614

	Diversified Financial Services - 0.70%
1,609	Alerus Financial Corp.	35,559
2,868	A-Mark Precious Metals, Inc.	81,423
17,205	Douglas Elliman, Inc. (b)	70,540
1,478	Encore Capital Group, Inc. (a)(b)	67,219
2,242	Jackson Financial, Inc. - Class A	62,215
4,221	Jefferies Financial Group, Inc. (b)	124,520
1,560	Primis Financial Corp.	18,923
2,295	Voya Financial, Inc. (b)	138,848
198	World Acceptance Corp. (a)	19,170

		618,417

	Diversified Telecommunication Services - 0.28%
558	Cogent Communications Holdings, Inc.	29,105
1,181	Frontier Communications Parent, Inc. (a)(b)	27,671
3,834	IDT Corp. - Class B (a)	95,198
542	Iridium Communications, Inc. (a)	24,049
4,385	Ooma, Inc. (a)	53,935
2,059	Radius Global Infrastructure, Inc. - Class A (a)	19,396

		249,354

	Electric Utilities - 0.49%
347	ALLETE, Inc.	17,367
1,641	Hawaiian Electric Industries, Inc.	56,877
598	IDACORP, Inc.	59,208
415	MGE Energy, Inc.	27,236
1,515	OGE Energy Corp.	55,237
819	Pinnacle West Capital Corp.	52,834
635	PNM Resources, Inc.	29,039
1,233	Portland General Electric Co.	53,586
485	Unitil Corp.	22,528
8,616	Via Renewables, Inc.	59,537

		433,449

	Electrical Equipment - 1.51%
738	Acuity Brands, Inc.	116,213
1,116	Allied Motion Technologies, Inc.	31,940
1,540	Atkore International Group, Inc. (a)	119,827
865	AZZ, Inc.	31,581
4,498	Babcock & Wilcox Enterprises, Inc. (a)	28,697
1,016	Belden, Inc.	60,980
760	Bloom Energy Corp. - Class A (a)	15,192

Number of Shares		Value
	Electrical Equipment (Continued)
926	Brady Corp. - Class A	$38,642
1,769	ChargePoint Holdings, Inc. (a)(b)	26,111
1,196	Encore Wire Corp. (b)	138,186
799	Franklin Electric Co., Inc.	65,286
14,577	GrafTech International, Ltd.	62,827
582	Hubbell, Inc.	129,786
2,620	nVent Electric PLC - ADR	82,818
2,678	Plug Power, Inc. (a)(b)	56,265
910	Preformed Line Products Co.	64,747
705	Regal Beloit Corp. (b)	98,954
1,292	Sensata Technologies Holding PLC - ADR	48,166
2,001	Thermon Group Holdings, Inc. (a)	30,835
849	Vicor Corp. (a)	50,210
362	Woodward Governor Co.	29,054

		1,326,317

	Electronic Equipment, Instruments & Components - 1.79%
3,654	Arlo Technologies, Inc. (a)	16,955
1,052	Arrow Electronics, Inc. (a)	96,984
1,446	Avnet, Inc.	52,230
1,066	Benchmark Electronics, Inc.	26,416
1,908	Cognex Corp. (b)	79,087
1,583	Coherent Corp. (a)(b)	55,168
1,302	CTS Corp. (b)	54,228
1,199	Dolby Laboratories, Inc. - Class A	78,115
549	Fabrinet - ADR (a)(b)	52,402
694	FARO Technologies, Inc. (a)	19,043
2,471	Identiv, Inc. (a)	30,986
832	Insight Enterprises, Inc. (a)(b)	68,565
252	IPG Photonics Corp. (a)(b)	21,256
409	Itron, Inc. (a)	17,223
1,851	Jabil, Inc.	106,821
2,685	Knowles Corp. (a)	32,676
181	Littelfuse, Inc.	35,963
788	Methode Electronics, Inc. (b)	29,274
3,428	Napco Security Technologies, Inc. (a)	99,686
2,266	National Instruments Corp. (b)	85,519
501	Novanta, Inc. - ADR (a)	57,941
364	OSI Systems, Inc. (a)	26,230
926	PC Connection, Inc.	41,753
272	Plexus Corp. (a)	23,816
166	Rogers Corp. (a)	40,152
1,430	Sanmina Corp. (a)(b)	65,894
1,282	ScanSource, Inc. (a)	33,858
726	SYNNEX Corp. (b)	58,944
3,515	TTM Technologies, Inc. (a)	46,328
227	Universal Display Corp.	21,417
2,848	Vishay Intertechnology, Inc.	50,666
2,979	Vontier Corp. (b)	49,779

		1,575,375

	Energy Equipment & Services - 0.69%
3,136	Archrock, Inc.	20,133
1,624	Bristow Group, Inc. (a)	38,148
611	Cactus, Inc. - Class A	23,481
1,730	ChampionX Corp. (b)	33,856
10,332	Helix Energy Solutions Group, Inc. (a)	39,881
736	Helmerich & Payne, Inc.	27,210
346	Nabors Industries, Ltd. - ADR (a)	35,102
5,229	National Energy Services Reunited Corp. - ADR (a)	31,060

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Energy Equipment & Services (Continued)
11,309	Newpark Resources, Inc. (a)	$28,499
1,997	NexTier Oilfield Solutions, Inc. (a)	14,778
3,407	NOV, Inc. (b)	55,125
3,036	Oceaneering International, Inc. (a)	24,166
4,821	Oil States International, Inc. (a)	18,754
4,342	Patterson-UTI Energy, Inc.	50,714
4,112	ProPetro Holding Corp. (a)	33,102
9,166	TETRA Technologies, Inc. (a)	32,906
5,080	US Silica Holdings, Inc. (a)	55,626
406	Valaris, Ltd. - ADR (a)	19,870
822	Weatherford International PLC - ADR (a)	26,542

		608,953

	Entertainment - 0.31%
1,777	Liberty Media Corp. - Liberty Formula One - Class C (a)(b)	103,954
9,230	Playstudios, Inc. (a)	32,213
3,749	Playtika Holding Corp. (a)(b)	35,203
15,957	Skillz, Inc. (a)	16,276
2,021	The Marcus Corp.	28,072
853	World Wrestling Entertainment, Inc. - Class A (b)	59,855

		275,573

	Food & Staples Retailing - 1.76%
4,871	Albertsons Cos., Inc. - Class A	121,093
2,977	BJ’s Wholesale Club Holdings, Inc. (a)(b)	216,755
740	Casey’s General Stores, Inc. (b)	149,865
1,608	Grocery Outlet Holding Corp. (a)	53,530
4,122	HF Foods Group, Inc. (a)	15,952
1,257	Ingles Markets, Inc. - Class A	99,567
3,381	Natural Grocers by Vitamin Cottage, Inc.	36,481
3,255	Performance Food Group Co. (a)	139,802
396	PriceSmart, Inc.	22,806
6,432	Rite Aid Corp. (a)	31,839
3,427	SpartanNash Co. (b)	99,452
4,490	Sprouts Farmers Market, Inc. (a)(b)	124,598
1,011	The Andersons, Inc.	31,371
1,091	The Chefs’ Warehouse, Inc. (a)	31,606
2,843	The Fresh Market (a)(c)(e)(f)	0
3,654	United Natural Foods, Inc. (a)	125,588
4,162	US Foods Holding Corp. (a)	110,043
2,516	Village Super Market, Inc. - Class A	48,634
1,221	Weis Markets, Inc.	86,984

		1,545,966

	Food Products - 0.94%
421	Cal-Maine Foods, Inc.	23,403
1,901	Darling International, Inc. (a)	125,751
4,417	Flowers Foods, Inc.	109,056
1,120	Fresh Del Monte Produce, Inc. - ADR	26,029
2,081	Hostess Brands, Inc. (a)	48,362
813	Ingredion, Inc.	65,463
160	J&J Snack Foods Corp.	20,715
383	John B. Sanfilippo & Son, Inc.	29,005
673	Lamb Weston Holdings, Inc.	52,077
242	Lancaster Colony Corp.	36,368
1,107	Pilgrim’s Pride Corp. (a)	25,483
749	Post Holdings, Inc. (a)	61,351
912	Seneca Foods Corp. - Class A (a)	46,001

Number of Shares		Value
	Food Products (Continued)
929	Simply Good Foods Co. (a)	$29,719
1,004	The Hain Celestial Group, Inc. (a)	16,947
1,238	TreeHouse Foods, Inc. (a)	52,516
3,411	Vital Farms, Inc. (a)	40,830
3,672	Whole Earth Brands, Inc. (a)	14,100

		823,176

	Gas Utilities - 0.65%
2,005	Brookfield Infrastructure Corp. - Class A - ADR (b)	81,603
4,250	EQT Corp. (b)	173,188
785	National Fuel Gas Co. (b)	48,317
810	New Jersey Resources Corp.	31,347
388	ONE Gas, Inc.	27,311
931	South Jersey Industries, Inc. (b)	31,114
541	Southwest Gas Holdings, Inc.	37,735
344	Spire, Inc.	21,442
3,752	UGI Corp. (b)	121,302

		573,359

	Health Care Equipment & Supplies - 2.71%
3,514	Alphatec Holdings, Inc. (a)(b)	30,712
1,314	AngioDynamics, Inc. (a)	26,885
1,594	Anika Therapeutics, Inc. (a)	37,937
743	AtriCure, Inc. (a)	29,051
1,771	Avanos Medical, Inc. (a)	38,572
216	Axonics, Inc. (a)(b)	15,215
2,571	Cardiovascular Systems, Inc. (a)	35,634
7,600	Cerus Corp. (a)(b)	27,360
304	CONMED Corp.	24,372
2,317	Cutera, Inc. (a)(b)	105,655
2,183	Dentsply Sirona, Inc.	61,888
2,595	Embecta Corp.	74,710
1,120	Enovis Corp. (a)	51,599
2,291	Envista Holdings Corp. (a)(b)	75,168
6,758	Figs, Inc. - Class A (a)(b)	55,754
1,062	Globus Medical, Inc. - Class A (a)(b)	63,263
626	Haemonetics Corp. (a)	46,343
177	ICU Medical, Inc. (a)	26,656
989	Inari Medical, Inc. (a)	71,841
785	Inogen, Inc. (a)	19,060
479	Integer Holdings Corp. (a)	29,808
804	Integra LifeSciences Holdings Corp. (a)(b)	34,058
1,234	iRadimed Corp.	37,094
580	iRhythm Technologies, Inc. (a)	72,663
1,267	Lantheus Holdings, Inc. (a)	89,108
1,238	LeMaitre Vascular, Inc.	62,742
512	LivaNova PLC - ADR (a)	25,994
591	Masimo Corp.(a)	83,426
4,094	Meridian Bioscience, Inc. (a)	129,084
534	Merit Medical Systems, Inc.(a)(b)	30,176
640	Novocure, Ltd. - ADR (a)(b)	48,627
556	NuVasive, Inc. (a)	24,358
2,120	Orthofix Medical, Inc. (a)	40,513
474	Penumbra, Inc. (a)(b)	89,870
463	QuidelOrtho Corp. (a)	33,095
2,448	SeaSpine Holdings Corp. (a)	13,905
620	Shockwave Medical, Inc. (a)(b)	172,403
1,859	SI-BONE, Inc. (a)	32,458
1,248	Silk Road Medical, Inc. (a)	56,160
1,258	STAAR Surgical Co. (a)(b)	88,752

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
721	SurModics, Inc. (a)	$21,918
8,842	Tactile Systems Technology, Inc. (a)	68,879
1,260	Tandem Diabetes Care, Inc. (a)	60,291
242	Utah Medical Products, Inc.	20,645
1,893	Varex Imaging Corp. (a)	40,018
6,439	Zynex, Inc. (b)	58,402

		2,382,122

	Health Care Providers & Services - 2.61%
1,618	Acadia Healthcare Co., Inc. (a)(b)	126,495
1,889	AdaptHealth Corp. (a)	35,475
539	Addus HomeCare Corp. (a)	51,334
2,834	AirSculpt Technologies, Inc.	18,223
724	Amedisys, Inc. (a)	70,076
1,381	AMN Healthcare Services, Inc. (a)	146,331
17,348	ATI Physical Therapy, Inc. (a)	17,348
9,615	Aveanna Healthcare Holdings, Inc. (a)	14,423
258	Chemed Corp. (b)	112,633
356	CorVel Corp. (a)	49,281
2,025	Covetrus, Inc. (a)	42,282
5,262	Cross Country Healthcare, Inc. (a)	149,283
690	DaVita, Inc. (a)(b)	57,111
804	Encompass Health Corp.	36,365
1,010	Enhabit, Inc. (a)	14,180
1,980	Fulgent Genetics, Inc. (a)(b)	75,478
1,911	Hanger Orthopedic Group, Inc. (a)	35,774
553	HealthEquity, Inc. (a)(b)	37,145
2,936	Henry Schein, Inc. (a)	193,101
14,417	Innovage Holding Corp. (a)(b)	84,772
437	LHC Group, Inc. (a)	71,519
491	ModivCare, Inc. (a)	48,943
707	National HealthCare Corp.	44,781
1,573	National Research Corp.	62,605
2,400	Option Care Health, Inc. (a)	75,528
2,590	Owens & Minor, Inc. (b)	62,419
2,306	Patterson Cos., Inc.	55,390
2,348	Pediatrix Medical Group, Inc. (a)	38,766
1,110	PetIQ, Inc. (a)	7,659
1,671	Premier, Inc. - Class A	56,714
671	Progyny, Inc. (a)(b)	24,867
955	R1 RCM, Inc. (a)	17,696
730	Select Medical Holdings Corp.	16,133
926	Surgery Partners, Inc. (a)(b)	21,668
1,777	Tenet Healthcare Corp. (a)	91,658
898	The Ensign Group, Inc.	71,391
3,292	The Joint Corp. (a)	51,717
995	Universal Health Services, Inc. - Class B (b)	87,739
245	US Physical Therapy, Inc.	18,625

		2,292,928

	Health Care Technology - 0.74%
3,872	Allscripts Healthcare Solutions, Inc. (a)(b)	58,971
3,939	Change Healthcare, Inc. (a)(b)	108,283
1,866	Computer Programs & Systems, Inc. (a)	52,024
1,153	Convey Health Solutions Holdings, Inc. (a)	12,118
1,621	Evolent Health, Inc. - Class A (a)	58,242
1,709	HealthStream, Inc. (a)	36,333
477	Inspire Medical Systems, Inc. (a)	84,605
16,353	Multiplan Corp. (a)	46,770
6,097	NextGen Healthcare, Inc. (a)	107,917

Number of Shares		Value
	Health Care Technology (Continued)
419	Omnicell, Inc. (a)	$36,466
2,115	Teladoc Health, Inc. (a)(b)	53,615

		655,344

	Hotels, Restaurants & Leisure - 1.66%
1,237	Aramark	38,594
327	Biglari Holdings, Inc. - Class B (a)	37,801
731	BJ’s Restaurants, Inc. (a)	17,434
1,792	Bloomin’ Brands, Inc. (b)	32,847
1,821	Bluegreen Vacations Holding Corp.	30,083
1,258	Boyd Gaming Corp. (b)	59,944
729	Brinker International, Inc. (a)	18,210
627	Callaway Golf Co. (a)(b)	12,076
2,494	Century Casinos, Inc. (a)	16,361
478	Choice Hotels International, Inc.	52,351
203	Churchill Downs, Inc.	37,383
1,016	Chuy’s Holdings, Inc. (a)	23,551
256	Cracker Barrel Old Country Store, Inc. (b)	23,701
1,072	Dave & Buster’s Entertainment, Inc. (a)(b)	33,264
422	Dine Brands Global, Inc. (b)	26,822
2,776	El Pollo Loco Holdings, Inc. (a)	24,762
1,453	Everi Holdings, Inc. (a)	23,568
1,239	Hilton Grand Vacations, Inc. (a)	40,751
464	Hyatt Hotels Corp. - Class A (a)	37,565
3,157	Inspired Entertainment, Inc. (a)	27,876
3,100	International Game Technology PLC	48,980
564	Kura Sushi USA, Inc. - Class A (a)	41,499
1,433	Light & Wonder, Inc. (a)	61,447
597	Marriott Vacations Worldwide Corp. (b)	72,750
618	Papa John’s International, Inc.	43,266
1,832	Penn National Gaming, Inc. (a)(b)	50,398
406	Planet Fitness, Inc. - Class A (a)	23,410
623	RCI Hospitality Holdings, Inc.	40,707
710	Red Rock Resorts, Inc. - Class A	24,325
1,474	Ruth’s Hospitality Group, Inc.	24,852
777	SeaWorld Entertainment, Inc. (a)	35,361
9,220	Target Hospitality Corp. (a)	116,356
563	Texas Roadhouse, Inc.	49,127
3,028	The ONE Group Hospitality, Inc. (a)	20,106
790	Travel + Leisure Co.	26,955
226	Vail Resorts, Inc.	48,735
614	Wingstop, Inc.	77,008
689	Wyndham Hotels & Resorts Inc. (b)	42,270

		1,462,496

	Household Durables - 1.77%
10,784	Aterian, Inc. (a)(b)	13,372
1,900	Beazer Homes USA, Inc. (a)	18,373
207	Cavco Industries, Inc. (a)(b)	42,592
692	Century Communities, Inc.	29,604
2,485	Ethan Allen Interiors, Inc.	52,533
6,318	GoPro, Inc. - Class A (a)	31,148
2,156	Green Brick Partners, Inc. (a)	46,095
358	Helen of Troy, Ltd. - ADR (a)	34,526
629	Hovnanian Enterprises, Inc. - Class A (a)	22,455
549	Installed Building Products, Inc.	44,463
932	iRobot Corp. (a)	52,500
799	KB Home	20,710
5,380	Landsea Homes Corp. (a)	25,663
2,098	La-Z-Boy, Inc. (b)	47,352
716	Leggett & Platt, Inc. (b)	23,785

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Household Durables (Continued)
346	LGI Homes, Inc. (a)(b)	$28,154
3,627	Lifetime Brands, Inc.	24,555
1,726	Lovesac Co. (a)	35,176
840	M/I Homes, Inc. (a)	30,433
563	Meritage Homes Corp. (a)	39,562
686	Mohawk Industries, Inc. (a)(b)	62,556
4,029	Newell Rubbermaid, Inc. (b)	55,963
3,826	PulteGroup, Inc. (b)	143,475
4,884	Purple Innovation, Inc. (a)	19,780
1,396	Skyline Champion Corp. (a)	73,806
2,136	Snap One Holdings Corp. (a)	21,659
3,326	Sonos, Inc. (a)	46,231
2,661	Taylor Morrison Home Corp. (a)	62,055
3,862	Tempur Sealy International, Inc. (b)	93,229
1,872	Toll Brothers, Inc. (b)	78,624
452	TopBuild Corp. (a)	74,481
4,096	Traeger, Inc. (a)	11,551
3,387	TRI Pointe Group, Inc. (a)	51,178
6,168	Tupperware Brands Corp. (a)	40,400
2,153	Turtle Beach Corp. (a)	14,683
1,264	Universal Electronics, Inc. (a)	24,863
3,221	Weber, Inc. - Class A (b)	21,162

		1,558,747

	Household Products - 0.17%
537	Central Garden & Pet Co. (a)	19,354
890	Central Garden & Pet Co. - Class A (a)	30,402
649	Spectrum Brands Holdings, Inc.	25,330
438	WD-40 Co.	76,974

		152,060

	Independent Power and Renewable Electricity Producers - 0.59%
480	Brookfield Renewable Corp. - Class A - ADR	15,687
2,339	Clearway Energy, Inc. - Class A	68,065
2,378	Clearway Energy, Inc. - Class C	75,739
5,168	NRG Energy, Inc.	197,779
399	Ormat Technologies, Inc. (b)	34,394
6,074	Vistra Energy Corp.	127,554

		519,218

	Industrial Conglomerates - 0.36%
567	Carlisle Companies, Inc.	158,992
1,299	Otter Tail Corp.	79,915
8	Seaboard Corp.	27,221
343	Standex International Corp.	28,006
2,129	Tredegar Corp.	20,098

		314,232

	Insurance - 3.30%
166	Alleghany Corp. (a)	139,336
2,669	American Equity Investment Life Holding Co.	99,527
1,435	American Financial Group, Inc.	176,405
619	AMERISAFE, Inc.	28,926
619	Argo Group International Holdings, Ltd. - ADR	11,922
683	Assurant, Inc.	99,219
1,300	Assured Guaranty, Ltd. - ADR	62,985
1,392	Axis Capital Holdings, Ltd. - ADR	68,417
1,726	Brighthouse Financial, Inc. (a)	74,943
3,370	Brown & Brown, Inc.	203,818

Number of Shares		Value
	Insurance (Continued)
2,228	CNO Financial Group, Inc.	$40,037
3,215	Crawford & Co. - Class A	18,454
2,200	Donegal Group, Inc. - Class A	29,678
662	Employers Holdings, Inc.	22,832
419	Erie Indemnity Co. - Class A	93,148
545	Everest Re Group, Ltd. - ADR	143,030
2,393	First American Financial Corp.	110,317
11,950	Genworth Financial, Inc. - Class A (a)	41,825
1,159	Globe Life, Inc. (b)	115,552
3,853	Greenlight Capital RE, Ltd. - Class A - ADR (a)	28,666
852	Horace Mann Educators Corp.	30,067
249	Investors Title Co.	35,109
326	Kemper Corp.	13,451
376	Kinsale Capital Group, Inc. (b)	96,038
1,729	Lincoln National Corp.	75,920
4,760	MBIA, Inc. (a)	43,792
132	National Western Life Group, Inc. - Class A	22,546
6,325	Old Republic International Corp.	132,382
709	Primerica, Inc.	87,526
946	ProAssurance Corp.	18,457
908	Reinsurance Group of America, Inc.	114,236
354	RenaissanceRe Holdings, Ltd. - ADR	49,698
564	RLI Corp.	57,742
1,009	Ryan Specialty Holdings, Inc. (a)	40,986
338	Safety Insurance Group, Inc.	27,567
885	Selective Insurance Group, Inc. (b)	72,039
1,050	Stewart Information Services Corp.	45,822
699	The Hanover Insurance Group, Inc. (b)	89,570
4,162	Tiptree, Inc.	44,783
2,820	Trean Insurance Group, Inc. (a)	9,588
757	United Fire Group, Inc.	21,749
2,164	Universal Insurance Holdings, Inc.	21,315
3,133	Unum Group	121,560
15	White Mountains Insurance Group, Ltd. - ADR	19,545

		2,900,525

	Interactive Media & Services - 0.51%
2,647	Arena Group Holdings, Inc. (a)	34,676
3,229	Cargurus, Inc. (a)	45,755
5,388	Cars.com, Inc. (a)	61,962
5,208	DHI Group, Inc. (a)	28,019
4,765	EverQuote, Inc. - Class A (a)	32,497
1,795	MediaAlpha, Inc. - Class A (a)	15,706
1,981	QuinStreet, Inc. (a)	20,800
1,765	TripAdvisor, Inc. (a)(b)	38,971
18,058	TrueCar, Inc. (a)	27,268
2,787	Yelp, Inc. (a)(b)	94,507
1,698	Zillow Group, Inc. - Class C (a)	48,580

		448,741

	Internet & Direct Marketing Retail - 0.71%
5,674	1-800-Flowers.com, Inc. - Class A (a)	36,824
21,574	aka Brands Holding Corp. (a)	31,282
26,633	Boxed, Inc. (a)(b)	24,556
7,464	CarParts.com, Inc. (a)	38,589
20,138	ContextLogic, Inc. - Class A (a)	14,779
6,393	Duluth Holdings, Inc. - Class B (a)	45,007
4,130	Groupon, Inc. (a)(b)	32,875
3,825	Lands’ End, Inc. (a)	29,529
3,945	Lulu’s Fashion Lounge Holdings, Inc. (a)	18,384

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Internet & Direct Marketing Retail (Continued)
1,348	PetMed Express, Inc. (b)	$26,313
8,052	Quotient Technology, Inc. (a)	18,600
8,880	Qurate Retail, Inc. - Series A	17,849
1,742	Revolve Group, Inc. - Class A (a)(b)	37,784
931	Shutterstock, Inc. (b)	46,708
9,554	Stitch Fix, Inc. - Class A (a)	37,738
15,128	The RealReal, Inc. (a)	22,692
3,235	Vivid Seats, Inc. - Class A (b)	24,780
1,239	Wayfair, Inc. - Class A (a)(b)	40,330
1,336	Xometry, Inc. - Class A (a)	75,871

		620,490

	Internet Software & Services - 0.08%
6,885	Benefitfocus, Inc. (a)	43,720
1,558	Liquidity Services, Inc. (a)	25,333

		69,053

	IT Services - 3.24%
2,210	Amdocs, Ltd. - ADR	175,584
1,286	Black Knight, Inc. (a)	83,243
2,269	Booz Allen Hamilton Holding Corp.	209,542
1,847	Bread Financial Holdings, Inc.	58,088
9,511	Brightcove, Inc. (a)	59,919
529	CACI International, Inc. - Class A (a)	138,101
1,526	Cass Information Systems, Inc.	52,937
1,007	Concentrix Corp.	112,411
15,110	Conduent, Inc. (a)	50,467
21,023	Core Scientific, Inc. (a)(b)	27,330
1,962	CSG Systems International, Inc.	103,751
409	DigitalOcean Holdings, Inc. (a)(b)	14,794
4,207	DXC Technology Co. (a)	102,987
639	Euronet Worldwide, Inc. (a)	48,411
1,046	EVERTEC, Inc. - ADR	32,792
1,301	Evo Payments, Inc. - Class A (a)	43,323
745	ExlService Holdings, Inc. - Class A (a)(b)	109,783
3,389	Genpact, Ltd. - ADR	148,337
2,713	Gogo, Inc. (a)	32,882
1,738	Grid Dynamics Holdings, Inc. (a)	32,553
2,765	I3 Verticals, Inc. - Class A (a)	55,383
3,989	IBEX Holdings, Ltd. - ADR (a)	74,076
14,346	Information Services Group, Inc.	68,287
2,102	International Money Express, Inc. (a)	47,905
2,572	LiveRamp Holdings, Inc. (a)	46,708
1,551	Maximus, Inc. (b)	89,756
2,190	MoneyGram International, Inc. (a)	22,776
33,696	Paysafe, Ltd. - ADR (a)	46,500
1,704	Perficient, Inc. (a)	110,794
2,388	Priority Technology Holdings, Inc. (a)	10,770
10,940	Rackspace Technology, Inc. (a)(b)	44,635
6,220	Repay Holdings Corp. (a)	43,913
578	Science Applications International Corp.	51,113
447	Shift4 Payments, Inc. - Class A (a)	19,941
2,715	SolarWinds Corp. (a)	21,041
1,732	Squarespace, Inc. - Class A (a)(b)	36,996
8,040	StoneCo, Ltd. - Class A - ADR (a)	76,621
1,314	Switch, Inc. - Class A (b)	44,269
4,254	The Hackett Group, Inc.	75,381
4,937	The Western Union Co.	66,649
840	TTEC Holdings, Inc.	37,220
3,906	Unisys Corp. (a)	29,490

Number of Shares		Value
	IT Services (Continued)
2,139	Verra Mobility Corp. (a)	$32,876
217	WEX, Inc. (a)	27,546
420	Wix.com, Ltd. - ADR (a)	32,857

		2,850,738

	Leisure Products - 1.06%
1,131	Acushnet Holdings Corp.	49,187
1,380	Brunswick Corp.	90,321
1,230	Clarus Corp. (b)	16,568
1,750	Hayward Holdings, Inc. (a)	15,523
509	Johnson Outdoors, Inc. - Class A	26,117
2,975	Latham Group, Inc. (a)	10,680
856	Malibu Boats, Inc. - Class A (a)	41,080
2,765	Marine Products Corp.	23,392
2,894	MasterCraft Boat Holdings, Inc. (a)	54,552
6,336	Mattel, Inc. (a)(b)	120,004
1,002	Polaris Industries, Inc. (b)	95,841
611	Pool Corp. (b)	194,426
3,842	Smith & Wesson Brands, Inc.	39,842
3,865	Solo Brands, Inc. - Class A (a)	14,687
817	Sturm, Ruger & Co., Inc. (b)	41,495
2,451	Vista Outdoor, Inc. (a)(b)	59,608
1,459	YETI Holdings, Inc. (a)(b)	41,611

		934,934

	Life Sciences Tools & Services - 0.90%
936	10X Genomics, Inc. - Class A (a)	26,657
5,266	AbCellera Biologics, Inc. - ADR (a)	52,081
512	Bio-Techne Corp.	145,408
1,583	Bruker Corp.	83,994
503	Charles River Laboratories International, Inc. (a)	98,990
2,411	Inotiv, Inc. (a)	40,625
1,873	Maravai LifeSciences Holdings, Inc. - Class A (a)	47,818
517	Medpace holdings, Inc. (a)(b)	81,257
3,173	QIAGEN NV - ADR (a)	130,982
1,706	Syneos Health, Inc. (a)	80,438

		788,250

	Machinery - 3.22%
1,016	AGCO Corp.	97,709
225	Alamo Group, Inc.	27,511
409	Albany International Corp. - Class A (b)	32,242
1,469	Allison Transmission Holdings, Inc.	49,593
1,361	Altra Industrial Motion Corp.	45,757
506	Astec Industries, Inc.	15,782
525	Badger Meter, Inc.	48,505
840	Barnes Group, Inc.	24,259
260	Chart Industries, Inc. (a)(b)	47,931
1,868	CIRCOR International, Inc. (a)	30,803
1,262	Columbus McKinnon Corp.	33,014
734	Crane Holdings Co.	64,254
1,705	Donaldson Co., Inc.	83,562
2,190	Energy Recovery, Inc. (a)	47,611
547	EnPro Industries, Inc.	46,484
1,166	Esab Corp.	38,898
272	ESCO Technologies, Inc.	19,976
1,477	Evoqua Water Technologies Corp. (a)	48,844
8,956	Fathom Digital Manufacturing Corp. (a)	18,181
753	Federal Signal Corp. (b)	28,102
1,122	Flowserve Corp.	27,265

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Machinery (Continued)
3,275	Gates Industrial Corp PLC - ADR (a)	$31,964
2,320	Graco, Inc.	139,084
417	Helios Technologies, Inc.	21,100
640	ITT, Inc.	41,818
449	John Bean Technologies Corp.	38,614
293	Kadant, Inc.	48,875
1,046	Kennametal, Inc.	21,527
10,029	Lightning eMotors, Inc. (a)(b)	15,545
866	Lincoln Electric Holdings, Inc.	108,874
154	Lindsay Corp.	22,065
2,175	Mueller Industries, Inc. (b)	129,282
1,838	Mueller Water Products, Inc. - Class A	18,876
803	Nordson Corp.	170,453
577	Omega Flex, Inc.	53,442
905	Oshkosh Corp.	63,612
2,170	Pentair PLC - ADR	88,167
770	Proto Labs, Inc. (a)	28,051
143	RBC Bearings, Inc. (a)(b)	29,717
3,472	REV Group, Inc.	38,296
1,026	Snap-on, Inc. (b)	206,585
626	SPX Technologies, Inc. (a)	34,568
591	Tennant Co.	33,427
1,521	Terex Corp.	45,235
3,275	The Manitowoc Co., Inc. (a)	25,381
475	The Middleby Corp. (a)	60,881
2,159	The Shyft Group Inc (b)	44,108
859	The Timken Co.	50,715
1,609	The Toro Co. (b)	139,146
2,756	Titan International, Inc. (a)	33,458
1,035	TriMas Corp.	25,947
250	Valmont Industries, Inc.	67,155
1,200	Wabash National Corp. (b)	18,672
510	Watts Water Technologies, Inc. - Class A	64,122

		2,835,045

	Marine - 0.27%
882	Eagle Bulk Shipping, Inc. - ADR (b)	38,085
2,455	Genco Shipping & Trading, Ltd. - ADR	30,761
1,577	Golden Ocean Group, Ltd. - ADR	11,780
747	Kirby Corp. (a)(b)	45,395
1,003	Matson, Inc.	61,705
9,051	Safe Bulkers, Inc. - ADR	22,356
2,752	SFL Corp., Ltd. - ADR	25,071

		235,153

	Media - 1.08%
5,242	Advantage Solutions, Inc. (a)	11,166
954	AMC Networks, Inc. - Class A (a)	19,366
7,233	Entravision Communications Corp. - Class A	28,715
11,078	Gannett Co, Inc. (a)	16,949
2,271	Gray Television, Inc.	32,521
2,219	iHeartMedia, Inc. - Class A (a)	16,265
870	John Wiley & Sons, Inc. - Class A	32,677
4,323	Liberty Latin America, Ltd. - Class A - ADR (a)	26,759
2,759	Liberty Latin America, Ltd. - Class C - ADR (a)	16,968
393	Liberty Media Group - Class A (a)	20,640
5,686	News Corp. - Class A	85,916
2,667	News Corp. - Class B (b)	41,125
609	Nexstar Media Group, Inc. (b)	101,612
1,467	Scholastic Corp.	45,125

Number of Shares		Value
	Media (Continued)
1,227	Sinclair Broadcast Group, Inc. - Class A	$22,196
726	TechTarget, Inc. (a)	42,979
3,522	TEGNA, Inc.	72,835
2,882	The E.W. Scripps Co. - Class A (a)	32,480
5,323	The Interpublic Group of Companies, Inc.	136,269
2,099	The New York Times Co. - Class A	60,346
2,391	Thryv Holdings, Inc. (a)	54,587
688	Value Line, Inc.	30,203

		947,699

	Metals & Mining - 1.79%
2,708	Alcoa Corp.	91,151
539	Alpha Metallurgical Resources, Inc. (b)	73,757
1,212	ATI Inc. (a)(b)	32,251
8,770	Cleveland-Cliffs, Inc. (a)(b)	118,132
2,114	Commercial Metals Co.	75,005
1,797	Constellium SE - ADR (a)	18,221
503	Gibraltar Industries, Inc. (a)	20,588
693	Haynes International, Inc.	24,338
5,106	Hecla Mining Co.	20,118
262	Kaiser Aluminum Corp.	16,074
305	Materion Corp.	24,400
806	MP Materials Corp. (a)	22,004
2,390	Olympic Steel, Inc.	54,516
1,307	Reliance Steel & Aluminum Co.	227,954
271	Royal Gold, Inc.	25,425
4,713	Ryerson Holding Corp.	121,313
1,101	Schnitzer Steel Industries, Inc. - Class A	31,334
1,870	SSR Mining, Inc. - ADR	27,508
3,701	Steel Dynamics, Inc. (b)	262,586
6,980	SunCoke Energy, Inc.	40,554
4,206	TimkenSteel Corp. (a)(b)	63,048
5,843	United States Steel Corp. (b)	105,875
2,494	Warrior Met Coal, Inc.	70,929
259	Worthington Industries, Inc.	9,878

		1,576,959

	Multiline Retail - 0.60%
1,756	Big Lots, Inc.	27,411
778	Dillard’s, Inc. - Class A (b)	212,208
3,351	Kohl’s Corp. (b)	84,278
8,172	Macy’s, Inc. (b)	128,055
2,677	Nordstrom, Inc. (b)	44,786
645	Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	33,282

		530,020

	Multi-Utilities - 0.26%
740	Avista Corp.	27,417
625	Black Hills Corp.	42,332
2,372	MDU Resources Group, Inc.	64,874
3,669	NiSource, Inc.	92,422

		227,045

	Oil, Gas & Consumable Fuels - 3.80%
5,775	Alto Ingredients, Inc. (a)	21,021
692	Altus Midstream Co.	22,545
3,973	Amplify Energy Corp. (a)	26,103
2,675	Antero Midstream Corp.	24,556
4,620	Antero Resources Corp. (a)	141,049
6,201	APA Corp.	212,012
377	Arch Resources, Inc. (b)	44,712

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
1,378	Battalion Oil Corp. (a)	$16,398
4,684	Berry Corp.	35,130
1,116	Brigham Minerals, Inc. - Class A	27,532
1,483	California Resources Corp.	56,992
728	Callon Petroleum Co. (a)	25,487
839	Centrus Energy Corp. - Class A (a)	34,382
175	Chesapeake Utilities Corp.	20,193
801	Chord Energy Corp. (b)	109,553
909	Civitas Resources, Inc. (b)	52,168
2,890	CNX Resources Corp. (a)	44,882
3,364	Comstock Resources, Inc. (a)(b)	58,164
1,996	CONSOL Energy, Inc.	128,383
1,014	CVR Energy, Inc.	29,386
1,832	Delek US Holdings, Inc (b)	49,720
592	Denbury, Inc. (a)	51,066
2,527	Dorian LPG, Ltd. - ADR	34,291
661	DT Midstream, Inc.	34,299
3,214	Earthstone Energy, Inc. - Class A (a)(b)	39,596
4,962	Energy Fuels, Inc. - ADR (a)	30,367
306	Enviva, Inc.	18,378
7,781	Equitrans Midstream Corp. (b)	58,202
1,401	Frontline, Ltd. - ADR (b)	15,313
1,287	Golar LNG, Ltd. - ADR (a)	32,072
759	Green Plains, Inc. (a)	22,064
1,984	HF Sinclair Corp.	106,819
535	International Seaways, Inc. - ADR	18,795
4,521	Kosmos Energy, Ltd. (a)	23,374
584	Laredo Petroleum, Inc. (a)(b)	36,704
4,506	Magnolia Oil & Gas Corp. - Class A (b)	89,264
2,256	Matador Resources Co. (b)	110,364
2,607	Murphy Oil Corp.	91,688
832	NACCO Industries, Inc. - Class A	39,129
388	New Fortress Energy, Inc. (b)	16,959
1,224	Northern Oil and Gas, Inc. (b)	33,550
3,466	OVINTIV, Inc. (b)	159,436
2,757	PBF Energy, Inc. - Class A (a)	96,936
1,440	PDC Energy, Inc.	83,218
3,067	Peabody Energy Corp. (a)(b)	76,123
9,317	Permian Resources Corp. (a)	63,356
3,498	Range Resources Corp. (b)	88,359
1,154	Ranger Oil Corp. - Class A	36,293
11,401	Ring Energy, Inc. (a)	26,450
746	Scorpio Tankers, Inc. - ADR (b)	31,362
844	SilverBow Resources, Inc. (a)	22,687
1,245	Sitio Royalties Corp. (b)	27,527
2,769	SM Energy Co.	104,142
21,175	Southwestern Energy Co. (a)	129,591
3,722	Talos Energy, Inc. (a)	61,971
8,927	Teekay Corp. - ADR (a)	32,048
8,338	Tellurian, Inc. (a)(b)	19,928
56	Texas Pacific Land Corp.	99,525
8,983	Uranium Energy Corp. (a)	31,440
9,899	Vaalco Energy, Inc.	43,160
1,111	World Fuel Services Corp.	26,042

		3,342,256

	Paper & Forest Products - 0.46%
2,267	Boise Cascade Co.	134,796
1,153	Clearwater Paper Corp. (a)(b)	43,352

Number of Shares		Value
	Paper & Forest Products (Continued)
2,153	Glatfelter Corp.	$6,696
2,836	Louisiana-Pacific Corp. (b)	145,175
2,770	Resolute Forest Products, Inc. (a)	55,400
522	Sylvamo Corp. (b)	17,696

		403,115

	Personal Products - 0.68%
2,487	BellRing Brands, Inc. (a)	51,257
3,902	Coty, Inc. - Class A (a)(b)	24,661
994	Edgewell Personal Care Co. (b)	37,176
2,147	elf Beauty, Inc. (a)	80,770
2,463	Herbalife Nutrition, Ltd. - ADR (a)	48,989
658	Inter Parfums, Inc.	49,653
546	Medifast, Inc.	59,165
4,728	Nature’s Sunshine Products, Inc. (a)	38,959
1,975	Nu Skin Enterprises, Inc. - Class A	65,906
2,957	The Beauty Health Co. (a)	34,863
6,107	The Honest Co., Inc. (a)	21,374
7,999	Thorne HealthTech, Inc. (a)	37,835
929	USANA Health Sciences, Inc. (a)	52,070

		602,678

	Pharmaceuticals - 1.58%
2,722	Aerie Pharmaceuticals, Inc. (a)	41,184
27,825	Amneal Pharmaceuticals, Inc. (a)	56,207
3,857	Amphastar Pharmaceuticals, Inc. (a)	108,382
1,100	Arvinas, Inc. (a)	48,939
18,514	BARK, Inc. (a)	33,695
4,309	Collegium Pharmaceutical, Inc. (a)	69,030
5,510	Corcept Therapeutics, Inc. (a)(b)	141,276
1,300	Harmony Biosciences Holdings, Inc. (a)(b)	57,577
7,266	Innoviva, Inc. (a)(b)	84,358
758	Intra-Cellular Therapies, Inc. (a)	35,270
2,288	IVERIC Bio, Inc. (a)	41,047
1,114	Jazz Pharmaceuticals PLC - ADR (a)	148,485
1,460	Organon & Co. (b)	34,164
852	Pacira Pharmaceuticals, Inc. (a)(b)	45,318
2,246	Perrigo Co. PLC - ADR	80,092
1,570	Phibro Animal Health Corp. - Class A	20,865
1,992	Prestige Consumer Healthcare, Inc. (a)	99,261
14,034	SIGA Technologies, Inc.	144,550
2,950	Supernus Pharmaceuticals, Inc. (a)(b)	99,858

		1,389,558

	Professional Services - 1.60%
965	ASGN, Inc. (a)(b)	87,207
6,678	Atlas Technical Consultants, Inc. (a)(b)	44,409
1,010	CBIZ, Inc. (a)	43,208
422	CRA International, Inc.	37,448
379	Exponent, Inc.	33,227
751	Forrester Research, Inc. (a)	27,044
1,236	Franklin Covey Co. (a)	56,102
569	FTI Consulting, Inc. (a)(b)	94,289
981	Heidrick & Struggles International, Inc.	25,496
648	Huron Consulting Group, Inc. (a)	42,930
520	ICF International, Inc. (b)	56,690
705	Insperity, Inc.	71,973
1,821	Kelly Services, Inc. - Class A	24,747
1,318	Kforce, Inc.	77,301
850	Korn Ferry International	39,908
4,364	Legalzoom.com, Inc. (a)	37,400

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Professional Services (Continued)
903	ManpowerGroup, Inc.	$58,415
4,211	Nielsen Holdings PLC - ADR	116,729
1,451	Red Violet, Inc. (a)	25,131
3,696	Resources Connection, Inc.	66,787
2,408	Robert Half International, Inc.	184,212
610	TriNet Group, Inc. (a)	43,444
3,068	TrueBlue, Inc. (a)	58,537
2,231	Upwork, Inc. (a)	30,386
453	VSE Corp.	16,036
837	Willdan Group, Inc. (a)	12,396

		1,411,452

	Real Estate Management & Development - 0.51%
7,456	Anywhere Real Estate, Inc. (a)(b)	60,468
8,613	Compass, Inc. - Class A (a)	19,982
4,494	Cushman & Wakefield PLC - ADR (a)	51,456
6,875	eXp World Holdings, Inc. (b)	77,069
2,406	Forestar Group, Inc. (a)	26,923
641	Jones Lang LaSalle, Inc. (a)	96,836
2,316	Marcus & Millichap, Inc.	75,919
1,248	RE/MAX Holdings, Inc. - Class A	23,600
470	The St. Joe Co.	15,054

		447,307

	Road & Rail - 0.83%
1,081	ArcBest Corp. (b)	78,621
364	Avis Budget Group, Inc. (a)(b)	54,039
1,552	Covenant Transportation Group, Inc.	44,542
5,512	Daseke, Inc. (a)	29,820
1,042	Hertz Global Holdings, Inc. (a)(b)	16,964
2,390	Knight-Swift Transportation Holdings, Inc.	116,943
856	Landstar System, Inc. (b)	123,581
1,204	Lyft, Inc. - Class A (a)(b)	15,857
3,064	PAM Transportation Services, Inc. (a)	94,861
1,183	Ryder System, Inc.	89,305
255	Saia, Inc. (a)(b)	48,450
485	Werner Enterprises, Inc. (b)	18,236

		731,219

	Semiconductors & Semiconductor Equipment - 1.99%
514	Advanced Energy Industries, Inc.	39,789
2,084	Allegro MicroSystems, Inc. (a)(b)	45,535
2,097	Alpha & Omega Semiconductor, Ltd. - ADR (a)(b)	64,504
481	Ambarella, Inc. - ADR (a)	27,023
4,307	Amkor Technology, Inc.	73,434
1,199	Axcelis Technologies, Inc. (a)	72,611
561	CEVA, Inc. (a)(b)	14,715
1,474	Cirrus Logic, Inc. (a)	101,411
1,566	Cohu, Inc. (a)(b)	40,372
509	CyberOptics Corp. (a)	27,374
957	Diodes, Inc. (a)(b)	62,119
1,137	Entegris, Inc. (b)	94,394
663	First Solar, Inc. (a)(b)	87,695
1,653	FormFactor, Inc. (a)(b)	41,408
728	Impinj, Inc. (a)	58,262
1,897	Kulicke & Soffa Industries, Inc. (b)	73,091
2,076	Lattice Semiconductor Corp. (a)	102,160
612	MACOM Technology Solutions Holdings, Inc. (a)(b)	31,695

Number of Shares		Value
	Semiconductors & Semiconductor Equipment (Continued)
1,894	MaxLinear, Inc. (a)(b)	$61,782
830	MKS Instruments, Inc.	68,591
1,115	Onto Innovation, Inc. (a)(b)	71,416
4,972	Photronics, Inc. (a)	72,691
1,112	Power Integrations, Inc.	71,524
2,869	Rambus, Inc. (a)(b)	72,930
1,097	Semtech Corp. (a)	32,263
319	Silicon Laboratories, Inc. (a)(b)	39,377
272	SiTime Corp. (a)	21,415
3,330	SMART Global Holdings, Inc. - ADR (a)	52,847
1,404	Ultra Clean Holdings, Inc. (a)	36,153
1,626	Veeco Instruments, Inc. (a)(b)	29,788
601	Wolfspeed, Inc. (a)(b)	62,119

		1,750,488

	Software - 5.18%
1,438	2U, Inc. (a)	8,987
14,430	8x8, Inc. (a)	49,783
7,306	A10 Networks, Inc.	96,951
2,670	ACI Worldwide, Inc. (a)	55,803
1,402	Agilysys, Inc. (a)	77,601
959	Alarm.com Holdings, Inc. (a)(b)	62,201
1,157	Altair Engineering, Inc. - Class A (a)	51,162
651	Alteryx, Inc. - Class A (a)	36,352
2,127	American Software, Inc. - Class A	32,586
601	Appfolio, Inc. - Class A (a)	62,937
877	Appian Corp. - Class A (a)	35,808
2,763	AppLovin Corp. - Class A (a)(b)	53,851
1,874	Asana, Inc. - Class A (a)	41,659
298	Aspen Technology, Inc. (a)(b)	70,984
9,278	Avaya Holdings Corp. (a)(b)	14,752
1,022	Bentley Systems, Inc. - Class B	31,263
621	Bill.com Holdings, Inc. (a)	82,202
909	Blackbaud, Inc. (a)	40,050
3,537	Box, Inc. - Class A (a)(b)	86,267
2,098	Cerence, Inc. (a)	33,043
6,151	ChannelAdvisor Corp. (a)	139,382
1,629	CommVault Systems, Inc. (a)	86,402
1,477	Couchbase, Inc. (a)	21,077
8,055	Cvent Holding Corp. (a)(b)	42,289
2,213	Digital Turbine, Inc. (a)	31,889
2,227	Domo, Inc. - Class B (a)	40,064
6,270	Dropbox, Inc. - Class A (a)	129,914
1,863	Dynatrace, Inc. (a)(b)	64,851
3,491	Ebix, Inc. (b)	66,224
5,611	eGain Corp. (a)	41,241
890	Elastic NV - ADR (a)	63,849
824	Envestnet, Inc. (a)	36,586
896	ePlus, Inc. (a)	37,220
2,057	EverCommerce, Inc. (a)	22,483
380	Fair Isaac Corp. (a)	156,564
723	Five9, Inc. (a)(b)	54,210
352	Globant SA - ADR (a)(b)	65,852
1,131	Informatica, Inc. - Class A (a)	22,699
1,025	Jack Henry & Associates, Inc.	186,827
7,971	Kaleyra, Inc. (a)	7,732
1,426	LivePerson, Inc. (a)	13,433
1,209	Manhattan Associates, Inc. (a)	160,833
4,010	Mitek Systems, Inc. (a)	36,732
1,181	Model N, Inc. (a)	40,426

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Software (Continued)
4,424	Momentive Global, Inc. (a)	$25,703
2,046	N-able, Inc. (a)	18,885
804	New Relic, Inc. (a)	46,133
8,352	NortonLifeLock, Inc.	168,209
3,423	Nutanix, Inc. - Class A (a)(b)	71,301
2,018	OneSpan, Inc. (a)	17,375
223	Paylocity Holding Corp. (a)(b)	53,872
1,362	Pegasystems, Inc. (b)	43,775
569	Ping Identity Holding Corp. (a)	15,972
1,970	Progress Software Corp. (b)	83,823
1,250	PTC, Inc. (a)(b)	130,750
683	Qualys, Inc. (a)	95,203
1,025	Rapid7, Inc. (a)	43,972
18,493	Rimini Street Inc. (a)	86,177
1,261	RingCentral, Inc. - Class A (a)	50,390
1,100	Sapiens International Corp NV - ADR	21,098
4,170	SecureWorks Corp. - Class A (a)	33,568
701	SentinelOne, Inc. - Class A (a)	17,918
881	ShotSpotter, Inc. (a)	25,338
1,520	Smartsheet, Inc. - Class A (a)	52,227
948	Sprout Social, Inc. - Class A (a)(b)	57,525
762	SPS Commerce, Inc. (a)(b)	94,663
1,579	Tenable Holdings, Inc. (a)	54,949
896	UiPath, Inc. - Class A (a)	11,299
5,676	Upland Software, Inc. (a)	46,146
2,078	Varonis Systems, Inc. (a)	55,109
2,216	Verint Systems, Inc. (a)	74,413
2,971	Veritone, Inc. (a)	16,727
1,122	Workiva, Inc. (a)	87,292
5,761	Xperi Holding Corp.	81,460
8,583	Yext, Inc. (a)	38,280
1,446	Zendesk, Inc. (a)	110,041
8,822	Zeta Global Holdings Corp. - Class A (a)(b)	58,313
859	Ziff Davis, Inc. (a)	58,824
3,228	Zuora, Inc. - Class A (a)	23,823

		4,563,574

	Specialty Retail - 4.43%
3,108	Abercrombie & Fitch Co. - Class A (a)(b)	48,329
2,730	Academy Sports & Outdoors, Inc.	115,151
3,165	American Eagle Outfitters, Inc. (b)	30,795
773	America’s Car-Mart, Inc. (a)	47,168
522	Asbury Automotive Group, Inc. (a)	78,874
1,252	AutoNation, Inc. (a)(b)	127,541
4,674	Bed Bath & Beyond, Inc. (a)(b)	28,465
3,864	Big 5 Sporting Goods Corp. (b)	41,499
909	Boot Barn Holdings, Inc. (a)(b)	53,140
2,827	Build-A-Bear Workshop, Inc.	37,684
4,189	Caleres, Inc.	101,458
1,566	Camping World Holdings, Inc. - Class A	39,651
12,365	Chico’s FAS, Inc. (a)(b)	59,847
2,170	Citi Trends, Inc. (a)	33,657
3,115	Conn’s, Inc. (a)	22,054
4,179	Designer Brands, Inc. - Class A	63,981
9,912	Destination XL Group, Inc. (a)	53,723
1,401	Dick’s Sporting Goods, Inc. (b)	146,601
3,842	EVgo, Inc. (a)(b)	30,390
22,622	Express, Inc. (a)	24,658
663	Five Below, Inc. (a)(b)	91,275

Number of Shares		Value
	Specialty Retail (Continued)
1,241	Floor & Decor Holdings, Inc. - Class A (a)(b)	$87,193
1,866	Foot Locker, Inc. (b)	58,089
4,972	GameStop Corp. - Class A (a)(b)	124,946
1,394	Genesco, Inc. (a)	54,812
591	Group 1 Automotive, Inc. (b)	84,436
1,392	Guess?, Inc.	20,421
2,397	Haverty Furniture Cos., Inc.	59,685
1,720	Hibbett Sports, Inc.	85,673
4,208	JOANN, Inc. (b)	27,857
3,434	Leslie’s, Inc. (a)	50,514
534	Lithia Motors, Inc. (b)	114,570
5,536	Lumber Liquidators Holdings, Inc. (a)	38,364
1,827	MarineMax, Inc. (a)(b)	54,426
396	Monro, Inc. (b)	17,210
585	Murphy USA, Inc. (b)	160,822
1,678	National Vision Holdings, Inc. (a)(b)	54,787
2,017	ODP Corp. (a)	70,898
842	Penske Automotive Group, Inc. (b)	82,878
2,191	Petco Health & Wellness Co., Inc. (a)(b)	24,452
2,384	Rent-A-Center, Inc.	41,744
1,206	REX American Resources Corp. (a)(b)	33,672
315	RH (a)	77,512
5,338	Sally Beauty Holdings, Inc. (a)(b)	67,259
2,422	Shoe Carnival, Inc. (b)	51,928
2,149	Signet Jewelers, Ltd. - ADR (b)	122,901
1,610	Sleep Number Corp. (a)	54,434
1,367	Sonic Automotive, Inc. - Class A (b)	59,191
6,041	Sportsman’s Warehouse Holdings, Inc. (a)	50,140
3,493	The Aaron’s Co., Inc.	33,952
1,628	The Buckle, Inc. (b)	51,543
4,077	The Cato Corp. - Class A	38,895
1,432	The Children’s Place, Inc. (a)(b)	44,234
6,889	The Container Store Group, Inc. (a)	33,756
5,188	The Gap, Inc. (b)	42,593
5,677	Tile Shop Holdings, Inc.	19,983
4,339	Tilly’s, Inc. - Class A	30,026
6,106	Torrid Holdings, Inc. (a)(b)	25,462
1,085	TravelCenters of America, Inc. (a)	58,514
1,714	Urban Outfitters, Inc. (a)	33,680
1,427	Victoria’s Secret & Co. (a)(b)	41,554
12,423	Volta, Inc. (a)(b)	15,032
2,256	Warby Parker, Inc. - Class A (a)	30,095
1,516	Williams Sonoma, Inc. (b)	178,661
330	Winmark Corp.	71,392
2,120	Zumiez, Inc. (a)(b)	45,644

		3,901,771

	Technology Hardware, Storage & Peripherals - 0.76%
4,908	Avid Technology, Inc. (a)	114,160
1,343	Corsair Gaming, Inc. (a)(b)	15,243
6,639	Diebold Nixdorf, Inc. (a)	16,199
3,469	NCR Corp. (a)	65,946
5,014	Pure Storage, Inc. - Class A (a)(b)	137,233
915	Super Micro Computer, Inc. (a)	50,389
1,256	Synaptics, Inc. (a)(b)	124,356
3,443	Teradata Corp. (a)(b)	106,940
2,946	Xerox Holdings Corp. (b)	38,534

		669,000

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods - 1.76%
3,391	Capri Holdings, Ltd. - ADR (a)(b)	$130,350
737	Carter’s, Inc.(b)	48,296
846	Columbia Sportswear Co.	56,936
2,014	Crocs, Inc. (a)	138,281
585	Deckers Outdoor Corp. (a)(b)	182,877
8,398	Fossil Group, Inc. (a)	28,721
2,482	G-III Apparel Group, Ltd. (a)	37,106
5,673	Hanesbrands, Inc. (b)	39,484
2,060	Kontoor Brands, Inc. (b)	69,237
2,555	Movado Group, Inc. (b)	72,000
970	Oxford Industries, Inc. (b)	87,087
4,675	PLBY Group, Inc. (a)	18,840
1,173	PVH Corp. (b)	52,550
996	Ralph Lauren Corp. (b)	84,590
830	Rocky Brands, Inc.	16,650
1,994	Skechers U.S.A., Inc. - Class A (a)	63,250
1,971	Steven Madden, Ltd.	52,566
2,247	Superior Uniform Group, Inc.	19,953
5,543	Tapestry, Inc. (b)	157,587
6,655	Under Armour, Inc. - Class A (a)(b)	44,256
7,580	Under Armour, Inc. - Class C (a)	45,177
1,790	Unifi, Inc. (a)	17,023
213	UniFirst Corp.	35,833
736	Weyco Group, Inc.	14,970
2,333	Wolverine World Wide, Inc.	35,905

		1,549,525

	Thrifts & Mortgage Finance - 1.64%
1,401	Axos Financial, Inc. (a)	47,956
1,240	Berkshire Hills Bancorp, Inc. (b)	33,852
1,990	Bridgewater Bancshares, Inc. (a)	32,775
1,806	Columbia Financial, Inc. (a)	38,161
1,805	Enact Holdings, Inc.	40,017
2,098	Essent Group, Ltd. - ADR	73,157
586	Federal Agricultural Mortgage Corp. - Class C	58,096
1,523	Flagstar Bancorp, Inc.	50,868
1,873	Flushing Financial Corp.	36,280
189	Hingham Institution for Savings	47,460
850	Home Bancorp, Inc.	33,142
8,224	Home Point Capital, Inc.	12,665
1,221	HomeStreet, Inc.	35,177
1,757	Kearny Financial Corp. (b)	18,659
2,399	Luther Burbank Corp.	27,876
2,008	Merchants Bancorp	46,325
6,500	MGIC Investment Corp.	83,330
2,979	Mr Cooper Group, Inc. (a)	120,650
5,982	New York Community Bancorp, Inc. (b)	51,026
2,319	NMI Holdings, Inc. - Class A (a)	47,238
1,957	Northfield Bancorp, Inc.	28,005
1,703	Northwest Bancshares, Inc.	23,008
1,458	PennyMac Financial Services, Inc.	62,548
1,937	Provident Bancorp, Inc.	27,718
1,422	Provident Financial Services, Inc.	27,729
4,194	Radian Group, Inc.	80,902
700	Southern Missouri Bancorp, Inc.	35,721
9,914	UWM Holdings Corp. (b)	29,048
2,069	Velocity Financial, Inc. (a)	22,428
875	Walker & Dunlop, Inc. (b)	73,264
1,191	Washington Federal, Inc.	35,706

Number of Shares		Value
	Thrifts & Mortgage Finance (Continued)
2,042	Waterstone Financial, Inc.	$32,999
685	WSFS Financial Corp.	31,825

		1,445,611

	Tobacco - 0.10%
990	Turning Point Brands, Inc.	21,018
752	Universal Corp.	34,622
3,407	Vector Group, Ltd. (b)	30,015

		85,655

	Trading Companies & Distributors - 2.16%
2,166	Alta Equipment Group, Inc.	23,848
996	Applied Industrial Technologies, Inc.	102,369
1,572	Beacon Roofing Supply, Inc. (a)(b)	86,020
1,602	BlueLinx Holdings, Inc. (a)	99,484
845	Core & Main, Inc. - Class A (a)	19,215
2,406	DXP Enterprises, Inc. (a)	56,974
330	GATX Corp.	28,099
1,962	Global Industrial Co.	52,640
2,276	GMS, Inc. (a)	91,063
1,102	H&E Equipment Services, Inc.	31,231
484	Herc Holdings, Inc.	50,278
8,134	Hudson Technologies, Inc. (a)	59,785
611	Kaman Corp.	17,065
2,731	Karat Packaging, Inc. (a)	43,669
4,114	MRC Global, Inc. (a)	29,580
975	MSC Industrial Direct Co., Inc. - Class A	70,990
6,286	NOW, Inc. (a)	63,174
1,262	Rush Enterprises, Inc. - Class A	55,351
882	Rush Enterprises, Inc. - Class B	42,257
941	SiteOne Landscape Supply, Inc. (a)	97,996
1,587	Textainer Group Holdings, Ltd. - ADR	42,627
2,662	Titan Machinery, Inc. (a)	75,228
650	Transcat, Inc. (a)	49,198
954	Triton International, Ltd. - ADR	52,212
4,754	Univar Solutions, Inc. (a)	108,106
2,084	Veritiv Corp. (a)	203,753
519	Watsco, Inc. (b)	133,622
988	WESCO International, Inc. (a)(b)	117,947

		1,903,781

	Water Utilities - 0.16%
244	American States Water Co.	19,020
470	Artesian Resources Corp. - Class A	22,617
531	California Water Service Group (b)	27,978
1,648	Essential Utilities, Inc.	68,194

		137,809

	Wireless Telecommunication Services - 0.05%
1,576	Telephone & Data Systems, Inc.	21,906
716	United States Cellular Corp. (a)	18,638

		40,544

	Total Common Stocks (Cost $67,408,532)	79,866,021

	INVESTMENT COMPANIES - 3.29%
	International Equity Funds - 3.29%
22,758	Vanguard Extended Market ETF	2,892,769

	Total Investment Companies (Cost $3,011,933)	2,892,769

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 5.54%
	Real Estate Investment Trusts - 5.54%
2,287	Acadia Realty Trust	$28,862
483	Agree Realty Corp.	32,641
1,730	Alexander & Baldwin, Inc.	28,683
677	American Assets Trust, Inc.	17,412
3,179	American Homes 4 Rent - Class A	104,303
1,201	Americold Realty Trust, Inc. (b)	29,545
5,448	Annaly Capital Management, Inc.	93,488
822	Apartment Income REIT Corp.	31,746
6,603	Apartment Investment and Management Co. - Class A	48,202
3,391	Apollo Commercial Real Estate Finance, Inc.	28,145
4,839	Apple Hospitality REIT, Inc.	68,036
4,100	Arbor Realty Trust, Inc. (b)	47,150
2,207	Ares Commercial Real Estate Corp. (b)	23,063
2,472	Armada Hoffler Properties, Inc.	25,659
1,865	Blackstone Mortgage Trust, Inc. - Class A (b)	43,529
11,688	Braemar Hotels & Resorts, Inc.	50,258
3,238	Brandywine Realty Trust	21,856
4,302	Brixmor Property Group, Inc.	79,458
1,826	Broadstone Net Lease, Inc. (b)	28,358
815	Camden Property Trust	97,352
1,596	CBL & Associates Properties, Inc. (b)	40,874
4,458	Chatham Lodging Trust (a)	44,000
3,267	City Office REIT, Inc.	32,572
2,455	Clipper Realty, Inc.	17,111
4,177	CoreCivic, Inc. (a)	36,925
1,579	Corporate Office Properties Trust	36,680
2,150	Cousins Properties, Inc.	50,202
1,376	CubeSmart	55,123
4,239	DiamondRock Hospitality Co.	31,835
8,723	Diversified Healthcare Trust	8,637
1,770	Douglas Emmett, Inc.	31,736
3,808	Dynex Capital, Inc. (b)	44,363
1,084	Easterly Government Properties, Inc. (b)	17,095
296	EastGroup Properties, Inc.	42,725
2,168	Ellington Financial, Inc. (b)	24,650
5,645	Empire State Realty Trust, Inc. - Class A	37,031
1,398	EPR Properties	50,132
1,135	Equity LifeStyle Properties, Inc.	71,323
1,203	Essential Properties Realty Trust, Inc.	23,398
2,660	Farmland Partners, Inc.	33,702
507	Federal Realty OP LP	45,691
851	First Industrial Realty Trust, Inc.	38,133
1,492	Gaming and Leisure Properties, Inc.	66,006
1,216	Gladstone Commercial Corp.	18,848
1,311	Gladstone Land Corp.	23,729
1,307	Global Medical REIT, Inc.	11,136
2,975	Global Net Lease, Inc.	31,684
2,624	Granite Point Mortgage Trust, Inc.	16,899
3,323	Healthcare Realty Trust, Inc.	69,284
4,780	Hersha Hospitality Trust - Class A	38,144
1,400	Highwoods Properties, Inc.	37,744
7,240	Host Hotels & Resorts, Inc.	114,971
3,005	Hudson Pacific Properties, Inc.	32,905
1,665	Independence Realty Trust, Inc. (b)	27,855
2,702	Industrial Logistics Properties Trust	14,861
2,001	Iron Mountain, Inc.	87,984
1,544	JBG SMITH Properties (b)	28,688
1,015	Kennedy-Wilson Holdings, Inc. (b)	15,692

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
1,696	Kilroy Realty Corp.	$71,419
6,694	Kimco Realty Corp.	123,237
3,552	Kite Realty Group Trust	61,165
1,079	KKR Real Estate Finance Trust, Inc. (b)	17,534
519	Lamar Advertising Co. - Class A	42,812
537	Life Storage, Inc.	59,478
457	LTC Properties, Inc.	17,115
2,483	LXP Industrial Trust	22,744
5,334	Macerich Co.	42,352
5,837	Medical Properties Trust, Inc.	69,227
247	National Health Investors, Inc.	13,963
1,218	National Retail Properties, Inc.	48,549
925	National Storage Affiliates Trust	38,462
394	NexPoint Residential Trust, Inc.	18,207
2,535	Office Properties Income Trust	35,617
1,106	Omega Healthcare Investors, Inc.	32,616
3,416	Orion Office REIT, Inc.	29,890
924	Outfront Media, Inc.	14,036
7,463	Paramount Group, Inc.	46,494
2,989	Park Hotels & Resorts, Inc.	33,656
2,889	Pebblebrook Hotel Trust (b)	41,919
1,052	Phillips Edison & Co, Inc. (b)	29,509
1,431	Physicians Realty Trust	21,522
3,538	Piedmont Office Realty Trust, Inc. - Class A	37,361
1,082	Plymouth Industrial REIT, Inc.	18,188
1,745	Postal Realty Trust, Inc. - Class A	25,599
2,643	PotlatchDeltic Corp.	108,469
1,128	Rayonier, Inc.	33,806
2,811	Ready Capital Corp.	28,504
4,507	Redwood Trust, Inc.	25,870
1,819	Regency Centers Corp.	97,953
3,205	Retail Opportunity Investments Corp.	44,101
1,208	Rexford Industrial Realty, Inc.	62,816
8,954	Rithm Capital Corp. (b)	65,543
2,198	RLJ Lodging Trust	22,244
3,658	RPT Realty	27,654
363	Ryman Hospitality Properties, Inc. (b)	26,713
2,930	Sabra Health Care REIT, Inc.	38,442
709	Saul Centers, Inc.	26,588
8,877	Service Properties Trust	46,072
3,318	SITE Centers Corp.	35,536
892	SL Green Realty Corp. (b)	35,823
1,424	Spirit Realty Capital, Inc.	51,492
748	STAG Industrial, Inc.	21,266
3,266	Starwood Property Trust, Inc. (b)	59,507
2,166	STORE Capital Corp.	67,861
5,458	Summit Hotel Properties, Inc.	36,678
3,469	Sunstone Hotel Investors, Inc.	32,678
3,216	Tanger Factory Outlet Centers, Inc.	43,995
463	Terreno Realty Corp.	24,534
11,390	The Geo Group, Inc. (a)(b)	87,703
5,976	The Necessity Retail REIT, Inc. - Class A	35,139
2,435	TPG RE Finance Trust, Inc.	17,045
10,081	Two Harbors Investment Corp.	33,469
3,497	Uniti Group, Inc.	24,304
1,406	Urban Edge Properties	18,756
1,582	Urstadt Biddle Properties, Inc. - Class A (b)	24,537
3,287	Veris Residential, Inc. (a)	37,373
2,380	Vornado Realty Trust	55,121

See notes to financial statements.

GuideMark Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
6,037	Whitestone	$51,073
3,015	Xenia Hotels & Resorts, Inc.	41,577

	Total Real Estate Investment Trusts (Cost $6,068,990)	4,881,027

	SHORT TERM INVESTMENTS - 0.36%
	Money Market Funds - 0.36%
315,900	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.04% (d)	315,900

	Total Short Term Investments (Cost $315,900)	315,900

Number of Units

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 25.88%
22,782,871	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (d)	22,782,871

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $22,782,871)	22,782,871

	Total Investments (Cost $99,588,226) - 125.79%	110,738,588
	Liabilities in Excess of Other Assets - (25.79)%	(22,701,529)

	TOTAL NET ASSETS - 100.00%	$88,037,059

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	Seven-day yield as of September 30, 2022.
(e)	As of September 30, 2022, the Valuation Committee has fair valued these securities. The value of these securities were $13,159, which represents 0.01% of total net assets.
(f)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $13,159, which represents 0.01% of the total assets.

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS - 94.29%
	Australia - 5.32%
1,541	Ampol, Ltd.	$28,504
9,368	APA Group - Stapled Security	57,641
1,030	Aristocrat Leisure, Ltd.	21,719
8,393	Australia & New Zealand Banking Group, Ltd.	122,864
24,842	BHP Billiton, Ltd.	617,528
30,278	BlueScope Steel, Ltd.	294,050
1,464	Cochlear, Ltd.	181,855
26,268	Coles Group, Ltd.	276,928
4,886	Commonwealth Bank of Australia	284,244
7,085	Computershare, Ltd.	113,007
863	CSL, Ltd.	156,952
7,418	Endeavour Group, Ltd.	33,338
11,894	Fortescue Metals Group, Ltd.	127,687
8,917	IDP Education, Ltd.	149,792
1,172	Macquarie Group, Ltd.	114,341
12,150	National Australia Bank, Ltd.	224,966
2,143	Orica, Ltd.	18,245
20,788	Origin Energy, Ltd.	68,974
1,051	REA Group, Ltd.	76,499
4,037	Rio Tinto, Ltd.	244,208
10,723	Santos, Ltd.	49,535
1,299	Sonic Healthcare, Ltd.	25,337
76,385	South32, Ltd.	181,332
4,380	Suncorp Group, Ltd.	28,264
17,261	Telstra Corp., Ltd.	42,621
88,104	The Lottery Corp., Ltd. (a)	236,115
4,750	Transurban Group - Stapled Security	37,513
6,377	Wesfarmers, Ltd.	174,338
6,555	Westpac Banking Corp.	86,723
1,030	WiseTech Global, Ltd.	33,653
7,912	Woodside Energy Group, Ltd.	161,655
11,616	Woolworths, Ltd.	252,424

		4,522,852

	Austria - 0.49%
5,017	Erste Group Bank AG	109,983
6,936	OMV AG	251,035
695	Verbund AG	59,337

		420,355

	Belgium - 0.78%
3,726	Ageas SA	135,893
3,141	Anheuser-Busch InBev SA	142,276
790	D’ieteren Group	111,311
919	Elia Group SA	108,139
687	Solvay SA	53,189
1,597	UCB SA	110,828

		661,636

	Canada - 11.69%
5,341	Alimentation Couche-Tard, Inc.	215,016
4,684	AltaGas, Ltd.	89,689
18,336	ARC Resources, Ltd.	220,215
3,697	Bank of Montreal	324,028
5,058	Barrick Gold Corp.	78,395
4,376	Bausch Health Cos., Inc. (a)	30,222
444	BCE, Inc.	18,617
1,639	Brookfield Asset Management, Inc. - Class A	67,050
2,007	BRP, Inc.	123,629
2,546	Canadian Imperial Bank of Commerce	111,435

Number of Shares		Value
	Canada (Continued)
1,005	Canadian National Railway Co.	$108,536
5,965	Canadian Natural Resources, Ltd.	277,663
1,863	Canadian Pacific Railway, Ltd.	124,362
224	Canadian Tire Corp., Ltd. - Class A	23,846
2,838	Canadian Utilities, Ltd. - Class A	73,819
24,495	Cenovus Energy, Inc.	376,287
653	CGI, Inc. (a)	49,159
282	Constellation Software, Inc.	392,391
5,349	Dollarama, Inc.	307,073
13,461	Empire Co., Ltd. - Series A	334,832
6,422	Enbridge, Inc.	238,126
375	Fairfax Financial Holdings, Ltd.	171,270
5,922	First Quantum Minerals, Ltd.	100,533
659	FirstService Corp.	78,444
1,080	Fortis, Inc.	41,031
2,226	George Weston, Ltd.	233,066
3,017	Great-West Lifeco, Inc.	65,130
2,681	Hydro One, Ltd.	65,562
2,575	iA Financial Corp., Inc.	130,842
6,792	Imperial Oil, Ltd.	294,081
701	Intact Financial Corp.	99,206
6,443	Loblaw Cos., Ltd.	510,179
36,892	Lundin Mining Corp.	186,416
999	Magna International, Inc.	47,392
23,146	Manulife Financial Corp.	363,272
1,709	Metro, Inc.	85,577
746	National Bank of Canada	46,758
2,747	Nutrien, Ltd.	229,091
3,535	Pembina Pipeline Corp.	107,379
7,950	Power Corp. of Canada	179,160
8,049	Royal Bank of Canada	724,693
1,020	Sun Life Financial, Inc.	40,561
11,124	Suncor Energy, Inc.	313,261
2,229	TC Energy Corp. (b)	89,783
7,502	Teck Resources, Ltd. - Class B (a)	228,153
2,367	TELUS Corp.	47,002
4,879	The Bank of Nova Scotia	232,056
8,740	The Toronto-Dominion Bank	536,036
535	Toromont Industries, Ltd.	37,243
3,928	Tourmaline Oil Corp.	204,142
6,620	West Fraser Timber Co., Ltd.	478,906
3,441	WSP GLOBAL, Inc.	378,937

		9,929,552

	Denmark - 2.58%
119	A.P. Moeller - Maersk AS - Class A	210,245
136	A.P. Moeller - Maersk AS - Class B	247,143
598	Coloplast AS - Series B	60,771
10,430	Danske Bank AS	129,819
293	DSV AS	34,324
11,383	Novo Nordisk AS - Series B	1,133,950
3,939	Pandora AS	184,212
552	Rockwool International AS - B Shares	87,071
2,277	Tryg AS	47,006
2,346	William Demant Holdings AS (a)	57,997

		2,192,538

	Finland - 0.97%
446	Elisa OYJ	20,208
8,205	Fortum OYJ	110,250
18,353	Nokia OYJ	78,790

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Finland (Continued)
12,637	Nordea Bank Abp	$108,150
6,949	Orion OYJ - Class B	292,604
2,888	Sampo OYJ - Series A	123,293
4,899	Stora Enso OYJ - R Shares	62,234
829	UPM-Kymmene OYJ	26,308

		821,837

	France - 10.49%
730	Aeroports de Paris (a)	84,359
1,187	Air Liquide SA	135,673
12,537	AXA SA	273,718
1,331	BioMerieux	105,282
6,645	BNP Paribas SA	280,679
45,490	Bollore SA	208,710
555	Capgemini SE	88,855
15,254	Carrefour SA	211,558
7,445	Cie de Saint-Gobain	266,200
22,232	Credit Agricole SA	180,479
1,187	Danone SA	56,127
920	Dassault Aviation SA	104,669
309	Dassault Systemes SE	10,668
1,215	Edenred	55,976
3,958	Eiffage SA	317,403
5,238	Electricite de France SA	60,747
8,718	Engie SA	100,343
620	EssilorLuxottica SA	84,272
2,705	Eurazeo SE	141,150
8,086	Getlink SE	125,392
271	Hermes International	318,727
4,485	Ipsen SA	415,086
237	Kering SA	105,121
10,540	La Francaise des Jeux SAEM	312,657
1,546	L’Oreal SA	494,319
1,501	LVMH Moet Hennessy Louis Vuitton SE	884,948
11,492	Orange SA	103,939
333	Pernod Ricard SA	61,090
3,149	Publicis Groupe SA	149,208
128	Remy Cointreau SA	21,241
6,552	Renault SA (a)	177,270
766	Safran SA	69,698
6,107	Sanofi-Aventis SA	465,025
267	Sartorius Stedim Biotech	81,898
1,042	Schneider Electric SE	117,694
4,067	SEB SA	255,817
10,614	Societe Generale SA	209,903
1,215	Sodexo SA	91,247
1,053	Thales SA	116,034
14,273	Total SA	669,609
504	Ubisoft Entertainment SA (a)	13,851
1,498	Unibail-Rodamco-Westfield (a)	61,987
4,850	Valeo SA	73,282
964	Veolia Environnement SA	18,424
2,782	Vinci SA	224,954
14,994	Vivendi SA	116,302
5,446	Wendel SA	389,796

		8,911,387

	Germany - 6.94%
1,947	adidas AG	223,829
1,270	Allianz SE	200,068

Number of Shares		Value
	Germany (Continued)
5,098	Bayer AG	$234,887
3,239	Bayerische Motoren Werke AG	219,531
624	Beiersdorf AG	61,315
518	Carl Zeiss Meditec AG	53,807
26,833	Commerzbank AG (a)	191,024
796	Covestro AG	22,759
6,389	Daimler AG	323,071
3,644	Daimler Truck Holding AG (a)	82,381
30,052	Deutsche Bank AG	222,504
782	Deutsche Boerse AG	128,190
42,020	Deutsche Lufthansa AG (a)	241,537
11,721	Deutsche Post AG	353,266
15,607	Deutsche Telekom AG	265,656
7,009	Fresenius Medical Care AG & Co. KGaA	197,464
11,521	Fresenius SE & Co. KGaA	245,571
686	GEA Group AG	22,201
2,673	HeidelbergCement AG	105,594
9,801	HelloFresh SE (a)	205,153
2,233	Knorr-Bremse AG	95,892
985	Merck KGaA	159,452
358	MTU Aero Engines AG	53,505
326	Muenchener Rueckversicherungs-Gesellschaft AG	78,475
4,483	Nemetschek SE	212,792
3,889	Puma SE	179,905
417	Rational AG	201,961
1,127	Rheinmetall AG	173,521
4,440	RWE AG	163,196
2,026	SAP SE	165,109
1,773	Siemens AG	173,297
5,488	Siemens Energy AG	60,427
40,454	Telefonica Deutschland Holding AG	81,790
3,667	Uniper SE	13,840
6,614	United Internet AG	123,641
868	Volkswagen AG	141,457
1,406	Vonovia SE	30,344
9,637	Zalando SE (a)	188,238

		5,896,650

	Hong Kong - 2.14%
17,385	AIA Group, Ltd.	144,746
26,522	BOC Hong Kong Holdings, Ltd.	88,205
10,212	Budweiser Brewing Co., APAC, Ltd.	26,593
22,972	CK Asset Holdings, Ltd.	137,910
44,574	CK Hutchison Holdings, Ltd.	245,435
8,670	CK Infrastructure Holdings, Ltd.	44,220
4,480	Hong Kong Exchange & Clearing, Ltd.	153,137
5,973	Jardine Matheson Holdings, Ltd.	301,983
32,127	New World Development Co., Ltd.	91,243
5,530	Power Assets Holdings, Ltd.	27,721
41,366	Sino Land Co., Ltd.	54,410
90,276	SITC International Holdings Co., Ltd.	165,560
8,675	Techtronic Industries Co., Ltd.	82,778
411,102	WH Group, Ltd.	258,558

		1,822,499

	Ireland - 0.22%
743	CRH PLC	23,889
751	DCC PLC	39,001
3,992	James Hardie Industries PLC	78,413
1,075	Kingspan Group PLC	48,119

		189,422

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Isle Of Man - 0.05%
3,698	Entain PLC	$44,215

	Israel - 1.17%
2,510	Bank Hapoalim BM	21,188
13,040	Bank Leumi Le-Israel BM	111,372
49,714	Bezeq the Israel Telecommunication Corp., Ltd.	81,267
134	Elbit Systems, Ltd.	25,371
17,483	ICL Group, Ltd.	140,117
4,105	Israel Discount Bank, Ltd. - Series A	20,670
2,037	Mizrahi Tefahot Bank, Ltd.	71,313
18,873	Teva Pharmaceutical Industries, Ltd. - ADR (a)	152,305
446	Tower Semiconductor, Ltd. (a)	19,468
186	Wix.com, Ltd. - ADR (a)	14,551
14,283	ZIM Integrated Shipping Services, Ltd. - ADR (b)	335,650

		993,272

	Italy - 2.00%
13,156	Assicurazioni Generali SpA	179,636
6,190	Atlantia SpA	136,586
32,459	Eni SpA	344,996
2,272	Exor NV (d)	145,802
2,533	FinecoBank Banca Fineco SpA	31,284
31,695	Intesa Sanpaolo SpA	52,392
4,350	Moncler SpA	177,586
25,981	Poste Italiane SpA	196,286
1,085	Prysmian SpA	31,078
1,660	Recordati SpA	60,753
2,493	Snam SpA	10,076
1,358,636	Telecom Italia SpA (a)	251,302
6,052	Terna Rete Elettrica Nazionale SpA	36,860
4,006	UniCredit SpA	40,557

		1,695,194

	Japan - 18.03%
2,917	Advantest Corp.	134,709
3,659	Ajinomoto Co., Inc.	100,005
997	Asahi Glass Co., Ltd.	31,038
1,856	Asahi Group Holdings, Ltd.	57,863
20,059	Astellas Pharma, Inc.	265,728
1,836	Bandai Namco Holdings, Inc.	119,649
1,154	Bridgestone Corp.	37,321
7,845	Brother Industries, Ltd.	135,535
4,271	Canon, Inc.	93,289
2,836	Capcom Co., Ltd.	71,403
5,999	Chugai Pharmaceutical Co., Ltd.	149,874
21,610	CyberAgent, Inc.	181,959
2,683	Dai Nippon Printing Co., Ltd.	53,752
8,997	Dai-ichi Life Holdings, Inc.	143,055
6,007	Daiichi Sankyo Co., Ltd.	167,901
270	Daikin Industries, Ltd.	41,545
433	Denso Corp.	19,798
1,459	Dentsu, Inc.	41,476
178	Disco Corp.	39,240
3,051	Eisai Co., Ltd.	163,714
144	Fast Retailing Co., Ltd.	76,312
1,086	Fujitsu, Ltd.	119,082
696	Hankyu Hanshin Holdings, Inc.	20,947
4,390	Hitachi, Ltd.	186,821
14,763	Honda Motor Co., Ltd.	320,443
3,273	Hoya Corp.	315,382

Number of Shares		Value
	Japan (Continued)
3,194	Idemitsu Kosan Co., Ltd.	$69,416
35,984	Inpex Corp.	335,626
9,860	Isuzu Motors, Ltd.	109,026
4,121	Ito En, Ltd.	166,694
13,432	ITOCHU Corp.	324,221
2,837	Japan Post Bank Co., Ltd.	19,831
32,630	Japan Post Holdings Co., Ltd.	216,181
14,765	Japan Post Insurance Co., Ltd.	206,800
5,548	Japan Tobacco, Inc.	91,169
11,565	Kakaku.com, Inc.	195,983
1,400	Kao Corp.	56,967
8,293	KDDI Corp.	242,456
252	Keyence Corp.	83,301
792	Kikkoman Corp.	44,899
1,374	Kintetsu Group Holdings Co., Ltd.	45,746
1,050	Kirin Holdings Co., Ltd.	16,176
399	Konami Holdings Corp.	18,475
2,291	Kose Corp.	236,212
382	Kyocera Corp.	19,245
3,551	LIXIL Group Corp.	52,103
338	M3, Inc.	9,438
40,531	Marubeni Corp.	353,653
11,066	Mazda Motor Corp.	73,480
6,007	MISUMI Group, Inc.	129,345
12,321	Mitsubishi Corp.	336,982
2,820	Mitsubishi Electric Corp.	25,516
1,446	Mitsubishi Estate Co., Ltd.	19,053
6,387	Mitsubishi Heavy Industries, Ltd.	212,427
44,033	Mitsubishi UFJ Financial Group, Inc.	199,475
17,786	Mitsubishi UFJ Lease & Finance Co., Ltd.	76,448
15,480	Mitsui & Co., Ltd.	329,411
864	Mitsui Fudosan Co., Ltd.	16,459
9,284	Mitsui OSK Lines, Ltd. (b)	166,115
9,801	Mizuho Financial Group, Inc.	106,092
15,863	MonotaRO Co., Ltd.	243,415
2,035	MS & AD Insurance Group Holdings, Inc. (a)	53,892
265	Murata Manufacturing Co., Ltd.	12,197
2,173	NEC Corp.	69,580
2,242	Nexon Co., Ltd.	39,611
2,612	NGK Insulators, Ltd.	32,511
2,990	Nintendo Co., Ltd.	120,600
1,374	Nippon Steel & Sumitomo Metal Corp.	19,069
19,971	Nippon Telegraph & Telephone Corp.	538,664
12,963	Nippon Yusen Kabushiki Kaisha	220,032
1,017	Nissan Chemical Industries, Ltd.	45,433
945	Nitori Holdings Co., Ltd.	79,305
961	Nomura Research Institute, Ltd.	23,471
2,407	NTT Data Corp.	31,091
47,328	Oji Holdings Corp.	175,618
11,782	Olympus Corp.	226,659
1,207	OMRON Corp.	55,301
4,218	Ono Pharmaceutical Co., Ltd.	98,527
1,510	Oracle Corp.	80,038
673	Oriental Land Co., Ltd.	91,278
7,117	ORIX Corp.	99,702
1,068	Otsuka Holdings Co., Ltd.	33,818
14,250	Persol Holdings Co., Ltd.	263,603
10,636	Recruit Holdings Co., Ltd.	306,377
3,916	Renesas Electronics Corp. (a)	32,829
26,078	Resona Holdings, Inc.	95,431

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
9,748	Ricoh Co., Ltd.	$71,377
11,263	SBI Holdings, Inc.	202,115
690	Secom Co., Ltd.	39,343
4,399	Seiko Epson Corp.	60,066
1,357	Sekisui House, Ltd.	22,475
3,456	Seven & I Holdings Co., Ltd. - Series A	138,828
144	Shimano, Inc.	22,531
6,891	Shiseido Co., Ltd.	241,510
11,261	SoftBank Corp.	112,452
5,427	SoftBank Group Corp.	183,927
1,972	Sompo Holdings, Inc.	78,902
3,447	Sony Corp.	222,037
2,055	Square Enix Holdings Co., Ltd.	88,573
5,512	Subaru Corp.	83,299
54,861	Sumitomo Chemical Co., Ltd.	188,700
7,594	Sumitomo Corp.	93,819
2,081	Sumitomo Electric Industries, Ltd.	21,125
8,670	Sumitomo Mitsui Financial Group, Inc.	240,345
4,317	Sumitomo Mitsui Trust Holdings, Inc.	122,774
736	Suntory Beverage & Food, Ltd.	26,194
1,788	Sysmex Corp.	95,544
6,980	Taisei Corp.	193,581
7,503	Takeda Pharmaceutical Co., Ltd.	194,836
2,906	The Kansai Electric Power Co., Inc.	24,313
617	TIS, Inc.	16,381
7,158	Tokio Marine Holdings, Inc.	127,220
14,740	Tokyo Electric Power Co. Holdings, Inc. (a)	47,118
966	Tokyo Electron, Ltd.	238,018
1,829	Tokyo Gas Co., Ltd.	30,875
3,499	Toppan Printing Co., Ltd.	52,121
14,916	TOSOH Corp.	166,244
26,430	Toyota Motor Corp.	345,452
1,553	Trend Micro, Inc.	83,649
3,703	USS Co., Ltd.	57,190
11,512	Welcia Holdings Co., Ltd.	242,932
1,434	Yakult Honsha Co., Ltd.	83,265
1,935	Yokogawa Electric Corp.	30,484
12,374	ZOZO, Inc.	247,698

		15,317,627

	Jersey - 0.92%
3,249	Ferguson PLC	337,015
70,209	Glencore PLC	368,948
8,679	WPP PLC (a)	71,646

		777,609

	Luxembourg - 0.23%
28,581	Aroundtown SA	62,584
513	Eurofins Scientific SE	30,454
7,747	Tenaris SA	100,238

		193,276

	Netherlands - 4.59%
11,075	ABN AMRO Group NV	99,236
37,703	Aegon NV	149,869
3,757	AerCap Holdings NV - ADR (a)	159,034
1,173	Airbus SE	101,112
15,970	ArcelorMittal	317,775
193	Argenx SE (a)	68,684
1,554	ASML Holding NV	643,787

Number of Shares		Value
	Netherlands (Continued)
11,361	CNH Industrial NV	$127,155
876	Ferrari NV	162,222
1,556	Heineken Holding NV	106,521
16,042	ING Groep NV	137,454
1,835	JDE Peet’s NV	53,652
15,585	Koninklijke Ahold Delhaize NV	396,971
24,755	Koninklijke KPN NV	66,996
11,528	Koninklijke Philips NV	177,490
8,074	NN Group NV	314,028
2,239	OCI NV	81,973
1,449	Qiagen NV (a)	60,343
3,822	Randstad Holding NV	164,960
17,126	Stellantis NV	202,299
2,100	STMicroelectronics NV	65,262
2,507	Wolters Kluwer NV	244,115

		3,900,938

	New Zealand - 0.27%
17,699	Fisher & Paykel Healthcare Corp., Ltd.	183,448
906	Xero, Ltd. (a)	41,927

		225,375

	Norway - 0.83%
2,658	Aker BP ASA	76,296
3,964	DNB Bank ASA	62,901
7,226	Equinor ASA	238,304
8,233	Gjensidige Forsikring ASA	141,272
2,597	Kongsberg Gruppen ASA	78,813
11,488	Norsk Hydro ASA	61,644
738	Salmar ASA	24,875
2,265	Telenor ASA	20,730

		704,835

	Portugal - 0.41%
4,641	Galp Energia SGPS SA	44,653
16,283	Jeronimo Martins SGPS SA	303,244

		347,897

	Singapore - 1.20%
24,267	Capitaland Investment, Ltd.	58,383
12,175	City Developments, Ltd.	64,164
7,071	DBS Group Holdings, Ltd.	163,576
26,373	Keppel Corp., Ltd.	126,904
22,294	Oversea-Chinese Banking Corp., Ltd.	182,675
10,673	Singapore Airlines, Ltd. (a)	37,722
18,556	Singapore Exchange, Ltd.	121,734
36,296	Singapore Telecommunications, Ltd.	66,975
10,981	United Overseas Bank, Ltd.	198,894

		1,021,027

	Spain - 2.26%
605	Acciona SA	106,332
3,551	ACS, Actividades de Construccion y Servicios SA	79,788
1,501	Amadeus IT Holdings SA (a)	69,590
37,348	Banco Bilbao Vizcaya Argentaria SA	167,537
102,103	Banco Santander SA	237,583
26,053	CaixaBank SA	83,913
3,673	Ferrovial SA	83,372
13,277	Iberdrola SA	123,797
15,970	Industria de Diseno Textil SA	329,566
4,899	Naturgy Energy Group SA	113,331
3,222	Red Electrica Corp SA	49,443

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	Spain (Continued)
31,542	Repsol SA	$362,424
35,176	Telefonica SA	116,288

		1,922,964

	Sweden - 1.38%
5,639	Atlas Copco AB - A Shares	52,411
3,028	Atlas Copco AB - B Shares	25,099
1,169	Boliden AB	36,117
4,067	EQT AB	78,583
18,193	Hennes & Mauritz AB - Series B	168,196
3,256	Investor AB	49,894
692	Investor AB	10,097
10,333	Securitas AB - Series B	71,732
7,058	Skandinaviska Enskilda Banken AB - Class A	67,268
4,846	Svenska Handelsbanken AB - Class A	39,781
38,110	Swedish Match AB	376,974
3,749	Swedish Orphan Biovitrum AB (a)	72,457
2,324	Tele2 AB - B Shares	20,055
11,726	Telefonaktiebolaget LM Ericsson - Series B (b)	68,544
1,125	Volvo AB - Class A	16,647
1,533	Volvo AB - Class B	21,694

		1,175,549

	Switzerland - 7.23%
682	Baloise Holding AG	87,142
1,896	Cie Financiere Richemont SA - Class A	178,974
2,523	Clariant AG	40,302
968	Coca-Cola HBC AG	20,226
145	EMS-Chemie Holding AG	91,532
361	Geberit AG	154,793
1,093	Kuehne & Nagel International AG	222,570
2,814	LafargeHolcim, Ltd.	115,319
3,423	Logitech International SA	156,491
12,601	Nestle SA	1,362,890
10,540	Novartis AG	803,538
262	Partners Group Holding AG	210,854
444	Roche Holding AG	173,440
4,063	Roche Holdings AG - Non-Voting Shares	1,322,640
109	SGS SA	233,232
317	Sonova Holding AG	69,759
1,360	Straumann Holding AG	124,386
269	Swiss Life Holding AG	118,847
241	The Swatch Group AG - Group I	54,128
868	The Swatch Group AG - Group N	36,363
18,742	UBS Group AG	271,908
493	VAT Group AG	100,044
494	Zurich Insurance Group AG	196,934

		6,146,312

	United Kingdom - 12.10%
10,664	3i Group PLC	128,047
9,079	Admiral Group PLC	192,870
4,593	Anglo American PLC	137,908
14,051	Associated British Foods PLC	196,328
8,007	AstraZeneca PLC	880,201
47,210	Auto Trader Group PLC	267,730
21,918	Aviva PLC - B Shares	94,002
16,612	BAE Systems PLC	145,959
117,452	Barclays PLC	186,881
103,883	BP PLC	496,391

Number of Shares		Value
	United Kingdom (Continued)
12,143	British American Tobacco PLC	$435,416
3,707	Bunzl PLC	113,259
12,132	Burberry Group PLC	242,342
1,398	Coca-Cola European Partners PLC - ADR (b)	59,583
21,114	Compass Group PLC	420,429
7,565	Diageo PLC	318,436
3,347	Experian PLC	97,975
24,787	GSK PLC	357,990
9,197	Haleon PLC (a)	28,676
23,884	Hargreaves Lansdown PLC	228,737
3,978	Hikma Pharmaceuticals PLC	59,960
64,306	HSBC Holdings PLC	332,966
8,119	Imperial Brands PLC	166,949
9,111	Informa PLC	52,077
1,813	InterContinental Hotels Group PLC	87,317
114,711	J. Sainsbury PLC	222,146
197,896	JD Sports Fashion PLC	218,017
57,456	Kingfisher PLC	139,860
43,323	Legal & General Group PLC	103,411
381,505	Lloyds Banking Group PLC	172,435
14,299	M&G PLC	26,340
21,069	Melrose Industries PLC	23,559
13,575	National Grid PLC	139,742
43,379	NatWest Group PLC	108,044
3,281	Next PLC	174,141
12,649	Phoenix Group Holdings PLC	73,666
1,587	Reckitt Benckiser Group PLC	105,188
10,464	RELX PLC	255,695
6,715	Rio Tinto PLC	363,319
40,038	Shell PLC	993,255
2,508	Smith & Nephew PLC	28,949
3,152	Smiths Group PLC	52,503
3,772	SSE PLC	63,694
14,777	St. James’s Place PLC	168,283
21,287	Standard Chartered PLC	133,140
82,168	Standard Life Aberdeen PLC	125,693
69,419	Tesco PLC	159,321
25,756	The Sage Group PLC	198,490
3,521	Unilever PLC	154,712
1,949	United Utilities Group PLC	19,245
295,406	Vodafone Group PLC	330,617

		10,281,894

	Total Common Stocks (Cost $77,112,693)	80,116,712

	INVESTMENT COMPANIES - 3.97%
	Canada - 0.33%
9,319	iShares MSCI Canada ETF (b)	286,652

	Japan - 3.64%
55,182	iShares MSCI EAFE ETF (b)	3,090,744

	Total Investment Companies (Cost $3,871,995)	3,377,396

	PREFERRED STOCKS - 0.43%
	Germany - 0.43%
3,083	Bayerische Motoren Werke AG - Preference Shares	200,204
1,358	Volkswagen AG - Preference Shares	165,936

	Total Preferred Stocks (Cost $445,146)	366,140

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 0.18%
	Australia - 0.03%
12,051	Scentre Group, Ltd.	$19,690

	Canada - 0.01%
810	RioCan Real Estate Investment Trust	10,919

	France - 0.06%
2,969	Klepierre	51,617

	Singapore - 0.03%
18,390	CapitaLand Mall Trust	24,462

	United Kingdom - 0.05%
7,533	Land Securities Group PLC	43,527

	Total Real Estate Investment Trusts (Cost $181,007)	150,215

	SHORT TERM INVESTMENTS - 0.23%
	Money Market Funds - 0.23%
192,186	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.04% (c)	192,186

	Total Short Term Investments (Cost $192,186)	192,186

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 4.86%
4,133,164	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (c)	4,133,164

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $4,133,164)	4,133,164

	Total Investments (Cost $85,936,191) - 103.96%	88,335,813
	Liabilities in Excess of Other Assets - (3.96)%	(3,368,150)

	TOTAL NET ASSETS - 100.00%	$84,967,663

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of September 30, 2022.
(d)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security totals $145,802, which represents 0.17% of total net assets.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuideMark World ex-US Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY (Unaudited)

September 30, 2022

COMMON STOCKS
Aerospace & Defense	1.02%
Air Freight & Logistics	0.66%
Airlines	0.33%
Auto Components	0.21%
Automobiles	2.54%
Banks	8.83%
Beverages	1.20%
Biotechnology	0.35%
Building Products	0.80%
Capital Markets	2.47%
Chemicals	1.43%
Commercial Services & Supplies	0.44%
Communications Equipment	0.17%
Construction & Engineering	1.50%
Construction Materials	0.38%
Distributors	0.13%
Diversified Consumer Services	0.18%
Diversified Financial Services	1.25%
Diversified Telecommunication Services	2.46%
Electric Utilities	1.30%
Electrical Equipment	0.23%
Electronic Equipment, Instruments & Components	0.46%
Energy Equipment & Services	0.12%
Entertainment	0.39%
Food & Staples Retailing	4.50%
Food Products	2.75%
Gas Utilities	0.34%
Health Care Equipment & Supplies	1.98%
Health Care Providers & Services	0.55%
Health Care Technology	0.01%
Hotels, Restaurants & Leisure	1.54%
Household Durables	0.69%
Household Products	0.19%
Independent Power and Renewable Electricity Producers	0.02%
Industrial Conglomerates	1.13%
Insurance	5.60%
Interactive Media & Services	0.64%
Internet & Direct Marketing Retail	0.51%
IT Services	0.62%
Leisure Equipment & Products	0.03%
Leisure Products	0.29%
Life Sciences Tools & Services	0.20%
Machinery	1.32%
Marine	1.84%
Media	0.58%
Metals & Mining	3.96%
Multiline Retail	0.80%

Multi-Utilities	0.50%
Oil, Gas & Consumable Fuels	7.44%
Paper & Forest Products	0.87%
Personal Products	1.25%
Pharmaceuticals	9.09%
Professional Services	1.73%
Real Estate Management & Development	0.79%
Road & Rail	0.39%
Semiconductors & Semiconductor Equipment	1.38%
Software	1.59%
Specialty Retail	1.26%
Technology Hardware, Storage & Peripherals	0.69%
Textiles, Apparel & Luxury Goods	3.14%
Tobacco	1.26%
Trading Companies & Distributors	2.74%
Transportation Infrastructure	0.45%
Water Utilities	0.02%
Wireless Telecommunication Services	0.76%

TOTAL COMMON STOCKS	94.29%

INVESTMENT COMPANIES
International Equity Funds	3.97%

TOTAL INVESTMENT COMPANIES	3.97%

PREFERRED STOCKS
Automobiles	0.43%

TOTAL PREFERRED STOCKS	0.43%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.18%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.18%

SHORT TERM INVESTMENTS
Money Market Funds	0.23%

TOTAL SHORT TERM INVESTMENTS	0.23%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Private Investment Funds	4.86%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	4.86%

TOTAL INVESTMENTS	103.96%
Liabilities in Excess of Other Assets	(3.96)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Principal Amount		Value
	ASSET BACKED SECURITIES - 6.94%
	Affirm Asset Securitization Trust
15,510	Series 2020-Z1A, 3.460%, 10/15/2024 (c)(h)	$15,393
48,543	Series 2020-Z2A, 1.900%, 01/15/2025 (c)(h)	47,462
25,000	American Credit Acceptance Receivables Trust Series 2022-3, 4.550%, 10/13/2026 (c)	24,660
150,000	AmeriCredit Automobile Receivables Trust Series 2019-3D, 2.580%, 09/18/2025	145,546
105,000	Amur Equipment Finance Receivables XI LLC Series 2022-2 A-2, 5.300%, 06/21/2028 (c)(e)(m)	104,626
160,000	Avant Loans Funding Trust Series 2021-REV1 A, 1.210%, 07/15/2030 (c)(h)	150,343
450,000	Bain Capital Credit CLO, Ltd. Series 2017-2A AR2, 3.963% (3 Month LIBOR USD + 1.180%, 1.180% Floor), 07/25/2034 (a)(c)	429,897
61,492	BHG Securitization Trust Series 2021-B A, 0.900%, 10/17/2034 (c)(h)	58,371
	BlueMountain CLO, Ltd.
565,000	Series 2021-31A A1, 3.888% (3 Month LIBOR USD + 1.150%, 1.150% Floor), 04/19/2034 (a)(c)	543,381
260,000	Series 2019-24A AR, 3.810% (3 Month LIBOR USD + 1.100%, 1.100% Floor), 04/20/2034 (a)(c)	249,516
380,000	Buckhorn Park CLO, Ltd. Series 2019-1R A-R, 3.860% (3 Month LIBOR USD + 1.120%, 1.120% Floor), 07/18/2034 (a)(c)	364,602
380,000	Carvana Auto Receivables Trust Series 2022-P2, 4.130%, 04/10/2027	375,486
90,145	CF Hippolyta Issuer LLC Series 2020-1A2, 1.990%, 07/15/2060 (c)	75,315
	Domino’s Pizza Master Issuer LLC
182,875	Series 2018-1, 4.116%, 07/25/2048 (c)(h)	173,139
73,125	Series 2019-1, 3.668%, 10/25/2049 (c)(h)	63,564
187,625	Series 2021-1A A2I, 2.662%, 04/25/2051 (c)	155,714
135,000	Drive Auto Receivables Trust Series 2019-4, 2.700%, 02/16/2027	132,983
	Exeter Automobile Receivables Trust
295,620	Series 2019-4, 2.580%, 09/15/2025 (c)	291,768
90,000	Series 2020-1, 2.730%, 12/15/2025 (c)	88,633
120,000	Series 2022-4, 4.570%, 01/15/2027 (c)	117,816
204,000	Flagship Credit Auto Trust Series 2022-3, 4.690%, 07/17/2028 (c)	198,463
609,537	Galaxy XXIII CLO, Ltd. Series 2017-23A AR, 3.653% (3 Month LIBOR USD + 0.870%, 0.870% Floor), 04/24/2029 (a)(c)	599,774
40,000	GLS Auto Receivables Issuer Trust Series 2022-3, 4.920%, 01/15/2027 (c)	39,511
300,000	GTP Acquisition Partners I LLC Series 2015-2, 3.482%, 06/15/2050 (c)	283,542
605,000	Harriman Park CLO, Ltd. Series 2020-1A A1R, 3.830% (3 Month LIBOR USD + 1.120%, 1.120% Floor), 04/20/2034 (a)(c)	581,879
91,717	LCM XX LP Series 2015-20R, 3.750% (3 Month LIBOR USD + 1.040%, 0.000% Floor), 10/20/2027 (a)(c)	91,010

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
465,000	Madison Park Funding, Ltd. Series 2021-38A A, 3.860% (3 Month LIBOR USD + 1.120%, 1.120% Floor), 07/17/2034 (a)(c)	$445,108
336,815	Madison Park Funding XLI, Ltd. Series 2015-12R, 3.589% (3 Month LIBOR USD + 0.830%, 0.000% Floor), 04/22/2027 (a)(c)	331,914
120,000	Mercury Financial Credit Card Master Trust Series 2021-1A, 1.540%, 03/20/2026 (c)	114,075
127,445	Navient Private Education Refi Loan Trust Series 2021-E A, 0.970%, 12/16/2069 (c)	106,982
465,000	Neuberger Berman CLO XX, Ltd. Series 2015-20RR A-RR, 3.672% (3 Month LIBOR USD + 1.160%, 1.160% Floor), 07/17/2034 (a)(c)	445,228
191,737	OZLM VII, Ltd. Series 2014-7R, 3.750% (3 Month LIBOR USD + 1.010%, 1.010% Floor), 07/17/2029 (a)(c)	189,144
30	OZLM XII, Ltd. Series 2015-12R, 3.832% (3 Month LIBOR USD + 1.050%, 1.050% Floor), 04/30/2027 (a)(c)(h)	30
420,000	Regatta VI Funding, Ltd. Series 2016-1A AR2, 3.870% (3 Month LIBOR USD + 1.160%, 1.160% Floor), 04/20/2034 (a)	398,018
	RR, Ltd.
480,000	Series 2017-1A A1AB, 3.662% (3 Month LIBOR USD + 1.150%, 1.150% Floor), 07/16/2035 (a)(c)	461,339
330,000	Series 2021-16A A1, 3.622% (3 Month LIBOR USD + 1.110%, 1.150% Floor), 07/15/2036 (a)(c)	316,579
	Santander Drive Auto Receivables Trust
149,889	Series 2019-3, 2.680%, 10/15/2025	149,071
95,000	Series 2022-5, 4.430%, 03/15/2027	93,035
65,000	Series 2022-6, 4.720%, 06/15/2027	64,112
305,000	Series 2022-4, 4.420%, 11/15/2027	297,275
	Sound Point CLO, Ltd.
301,196	Series 2018-3, 3.462% (3 Month LIBOR USD + 0.950%, 0.000% Floor), 04/16/2029 (a)(c)	296,744
410,000	Series 2021-1A A, 3.853% (3 Month LIBOR USD + 1.070%, 1.070% Floor), 04/25/2034 (a)(c)	393,453
100,000	Summit Issuer LLC Series 2020-1, 2.290%, 12/20/2050 (c)	87,980
405,000	THL Credit Wind River CLO, Ltd. Series 2020-1A, 4.140% (3 Month LIBOR USD + 1.430%, 1.430% Floor), 10/20/2033 (a)(c)	391,637
140,785	TICP CLO, Ltd. Series 2018-3, 3.550% (3 Month LIBOR USD + 0.840%, 0.840% Floor), 04/20/2028 (a)(c)	139,519
	Upstart Securitization Trust
58,721	Series 2021-3, 0.830%, 07/20/2031 (c)	56,864
139,047	Series 2021-4, 0.840%, 09/20/2031 (c)	133,392
	Venture CLO, Ltd.
410,000	Series 2021-42A A1A, 3.642% (3 Month LIBOR USD + 1.130%, 1.130% Floor), 04/17/2034 (a)(c)	391,408
180,000	Series 2021-43A A1, 3.752% (3 Month LIBOR USD + 1.240%, 1.240% Floor), 04/17/2034 (a)(c)	172,547

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
332,456	Voya CLO, Ltd. Series 2015-1, 3.640% (3 Month LIBOR USD + 0.900%, 0.900% Floor), 01/18/2029 (a)(c)	$327,667
370,000	Wellfleet CLO X, Ltd. Series 2019-XA A1R, 3.880% (3 Month LIBOR USD + 1.170%, 0.000% Floor), 07/20/2032 (a)(c)	356,777
	Wendy’s Funding LLC
76,200	Series 2018-1, 3.884%, 03/15/2048 (c)(h)	68,271
241,938	Series 2021-1A A2I, 2.370%, 06/15/2051 (c)(h)	194,029
	Westlake Automobile Receivables Trust
220,000	Series 2019-3, 2.720%, 11/15/2024 (c)	218,687
225,000	Series 2022-2, 4.310%, 09/15/2027 (c)	219,789
99,250	Wingstop Funding LLC Series 2020-1, 2.841%, 12/05/2050 (c)(h)	85,069

	Total Asset Backed Securities (Cost $12,886,706)	12,348,137

	COLLATERALIZED MORTGAGE OBLIGATIONS - 15.82%
293,799	510 Asset Backed Trust Series 2021-NPL2 A-1, 2.116%, 06/25/2061 (c)(l)	273,664
99,248	Ajax Mortgage Loan Trust Series 2021-C A, 2.115%, 01/25/2061 (c)(l)	91,955
	Angel Oak Mortgage Trust
2,971	Series 2018-3, 3.649%, 09/25/2048 (b)(c)	2,956
372	Series 2019-2, 3.628%, 03/25/2049 (b)(c)	371
14,222	Series 2019-4, 2.993%, 07/25/2049 (b)(c)	14,138
99,250	Series 2020-R1, 0.990%, 04/25/2053 (b)(c)	93,721
167,173	Series 2021-4 A1, 1.035%, 01/20/2065 (b)(c)	135,960
32,415	Series 2020-6 TR, 1.261%, 05/25/2065 (b)(c)	28,305
112,288	Series 2021-1, 0.909%, 01/25/2066 (b)(c)	96,408
106,034	Series 2021-2 A1, 0.985%, 04/25/2066 (b)(c)	90,541
211,218	Series 2021-3 A1, 1.068%, 05/25/2066 (b)(c)	180,605
270,909	Series 2021-5 A1, 0.951%, 07/25/2066 (b)(c)	225,198
194,378	Series 2021-8, 1.820%, 11/25/2066 (b)(c)	166,922
457,457	Series 2022-1, 2.881%, 12/25/2066 (c)(l)	397,564
100,000	Arbor Realty Commercial Real Estate Notes 2021-FL2, Ltd. Series 2021-FL2 A, 3.918% (1 Month LIBOR USD + 1.100%, 1.100% Floor), 05/15/2036 (a)(c)	98,320
	Arroyo Mortgage Trust
68,687	Series 2019-3, 2.962%, 10/25/2048 (b)(c)	63,797
75,355	Series 2019-2, 3.347%, 04/25/2049 (b)(c)	70,879
	BANK
2,137,994	Series 2019-BNK23, 0.810%, 12/17/2052 (b)(k)	81,699
984,845	Series 2019-BNK18, 1.039%, 05/17/2062 (b)(k)	43,762
1,162,260	Series 2019-BNK20, 0.938%, 09/15/2062 (b)(k)	49,790
1,310,914	Series 2019-BNK22, 0.711%, 11/17/2062 (b)(k)	43,360
987,032	Series 2019-BNK24, 0.760%, 11/17/2062 (b)(k)	35,672
985,573	Series 2020-BNK26, 1.343%, 03/16/2063 (b)(k)	62,748
1,551,760	Series 2020-BNK28, 1.896%, 03/16/2063 (b)(k)	156,647
31,698	Bayview Koitere Fund Trust Series 2017-RT4, 3.500%, 07/28/2057 (b)(c)	30,491
29,277	Bayview Opportunity Master Fund IVb Trust Series 2017-RT6, 3.500%, 10/28/2057 (b)(c)	28,437
	BBCMS Mortgage Trust
132,000	Series 2017-DELC, 3.793% (1 Month LIBOR USD + 0.975%, 0.850% Floor), 08/15/2036 (a)(c)	129,142
100,000	Series 2022-C16, 4.600%, 06/17/2055 (b)	95,651

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Benchmark Mortgage Trust
309,455	Series 2019-B11, 3.410%, 05/17/2052	$299,305
971,742	Series 2019-B12, 1.170%, 08/16/2052 (b)(k)	42,246
393,612	Series 2020-B18, 1.915%, 07/17/2053 (b)(k)	32,182
751,304	Series 2020-B22, 1.631%, 01/15/2054 (b)(k)	67,559
1,493,084	Series 2019-B10, 1.385%, 03/17/2062 (b)(k)	80,620
129,167	BINOM Securitization Trust Series 2021-INV1, 2.034%, 06/25/2056 (b)(c)	112,657
	BRAVO Residential Funding Trust
80,883	Series 2021-NQM1 A1, 0.941%, 02/25/2049 (b)(c)	74,679
76,285	Series 2021-NQM2 A1, 0.970%, 03/25/2060 (b)(c)	72,485
313,722	Series 2021-C A1, 1.620%, 03/01/2061 (c)(l)	287,506
260,622	BX Commercial Mortgage Trust 2019-XL Series 2019-XL, 3.738% (1 Month LIBOR USD + 0.920%, 0.920% Floor), 10/15/2036 (a)(c)	256,898
100,000	CAMB Commercial Mortgage Trust Series 2019-LIFE, 4.268% (1 Month LIBOR USD + 1.450%, 1.450% Floor), 12/15/2037 (a)(c)	96,716
145,000	Century Plaza Towers Series 2019-CPT, 2.865%, 11/16/2039 (c)	118,530
7,305	Chase Mortgage Finance Trust Series 2007-A1, 2.448%, 02/25/2037 (b)	7,137
3,191	CIM Trust Series 2017-7, 3.000%, 04/25/2057 (b)(c)	3,184
	Citigroup Commercial Mortgage Trust
376,000	Series 2014-GC19, 4.023%, 03/12/2047	369,859
296,312	Series 2016-P3, 3.329%, 04/16/2049	277,807
505,000	Series 2016-P4, 2.902%, 07/12/2049	463,795
	Citigroup Mortgage Loan Trust, Inc.
106,928	Series 2018-RP2, 3.428%, 02/25/2058 (b)(c)	102,954
45,380	Series 2018-RP1, 3.000%, 09/25/2064 (b)(c)	44,165
103,062	Series 2019-E, 3.228%, 11/25/2070 (c)(l)	99,841
	COLT Mortgage Loan Trust
318,698	Series 2020-RPL1, 1.390%, 01/25/2065 (b)(c)	276,020
73,451	Series 2020-2R, 1.325%, 10/26/2065 (b)(c)	66,987
166,699	Series 2021-1 A1, 0.910%, 06/25/2066 (b)(c)	138,414
303,267	Series 2021-3 A1, 0.956%, 09/27/2066 (b)(c)	243,936
389,375	Series 2021-HX1 A1, 1.110%, 10/25/2066 (b)(c)	322,114
462,656	Series 2022-1, 2.284%, 12/27/2066 (b)(c)	404,944
94,767	Series 2022-4 A-1, 4.301%, 03/25/2067 (b)(c)	90,369
	COMM Mortgage Trust
120,000	Series 2013-300P, 4.353%, 08/12/2030 (c)	118,251
100,000	Series A, 2.819%, 01/10/2039 (c)	87,239
100,000	Series C, 3.376%, 01/10/2039 (c)	85,547
58,099	Connecticut Avenue Securities Trust Series 2022-R08 1M-1, 4.855% (SOFR30A + 2.550%, 2.550% Floor), 07/25/2042 (a)(c)	57,853
	Countrywide Home Loans, Inc.
4,928	Series 2004-HYB6, 3.303%, 11/20/2034 (b)	4,702
57,211	Series 2005-11, 3.684% (1 Month LIBOR USD + 0.600%, 0.600% Floor, 10.500% Cap), 03/25/2035 (a)	41,165
259,012	CSAIL Commercial Mortgage Trust Series 2016-C6, 2.960%, 01/15/2049	249,862
	CSMC Trust
97,883	Series 2020-NET, 2.257%, 08/17/2037 (c)	88,704
25,444	Series 2017-FHA1, 3.250%, 04/25/2047 (b)(c)	22,800

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
218,572	Series 2020-RPL4, 2.000%, 01/25/2060 (b)(c)	$195,657
109,855	Series 2021-RPL4 A1, 1.796%, 12/27/2060 (b)(c)	102,732
120,336	Series 2020-NQM1, 1.208%, 05/25/2065 (c)(l)	110,578
200,997	Series 2021-NQM2, 1.179%, 02/25/2066 (b)(c)	175,299
154,822	Series 2021-NQM5 A1, 0.938%, 05/25/2066 (b)(c)	120,699
388,294	Series 2021-NQM6 A1, 1.174%, 07/25/2066 (b)(c)	312,239
196,413	Series 2021-NQM8, 1.841%, 10/25/2066 (b)(c)	165,395
486,645	Series 2022-NQM1, 2.265%, 11/25/2066 (b)(c)	419,372
	DBGS Mortgage Trust
215,000	Series 2018-C1, 4.466%, 10/17/2051	205,446
11,827,352	Series 2018-C1, 0.321%, 10/17/2051 (b)(k)	103,121
	DBJPM Mortgage Trust
255,797	Series 2016-C1, 3.038%, 05/12/2049	246,238
475,000	Series 2016-C3, 2.890%, 08/12/2049	433,624
309,862	Series 2020-C9, 1.827%, 08/15/2053 (b)(k)	22,597
71,477	Deephaven Residential Mortgage Trust Series 2021-2 A1, 0.899%, 04/25/2066 (b)(c)	60,728
	Ellington Financial Mortgage Trust
72,815	Series 2021-2 A1, 0.931%, 06/25/2066 (b)(c)	60,992
228,179	Series 2022-1, 2.206%, 01/25/2067 (b)(c)	193,270
	FirstKey Homes Trust
114,697	Series 2022-SFR1, 4.145%, 05/19/2039 (c)	110,447
484,268	Series 2022-SFR2, 4.250%, 07/19/2039 (c)	456,798
	GCAT Trust
131,310	Series 2021-NQM1, 0.874%, 01/25/2066 (b)(c)	113,130
146,353	Series 2021-NQM2 A1, 1.036%, 05/25/2066 (b)(c)	124,440
193,486	Series 2021-NQM3 A1, 1.091%, 05/25/2066 (b)(c)	161,614
261,593	Series 2021-NQM4, 1.093%, 08/25/2066 (b)(c)	213,124
153,697	Series 2021-NQM7, 1.915%, 08/25/2066 (b)(c)	137,562
	GS Mortgage Securities Trust
145,000	Series 2012-BWTR, 2.954%, 11/07/2034 (c)	137,887
35,000	Series 2022-SHIP, 3.576% (TSFR1M + 0.731%, 0.731% Floor), 08/15/2036 (a)(c)	34,440
35,000	Series 2015-GC34, 3.506%, 10/13/2048	33,133
1,444,050	Series 2020-GC45, 0.785%, 02/14/2053 (b)(k)	49,403
220,000	Hawaii Hotel Trust 2019-MAUI Series 2019-MAUI, 3.968% (1 Month LIBOR USD + 1.150%, 1.150% Floor), 05/17/2038 (a)(c)	214,690
	Imperial Fund Mortgage Trust
149,483	Series 2021-NQM2 A-1, 1.073%, 09/25/2056 (b)(c)	118,149
482,794	Series 2022-NQM2, 3.638%, 03/25/2067 (c)(l)	439,452
90,000	JPMBB Commercial Mortgage Securities Trust Series 2020-NNN, 2.812%, 01/16/2037 (c)	81,856
	Legacy Mortgage Asset Trust
82,780	Series 2021-GS4 A1, 1.650%, 11/25/2060 (c)(l)	76,086
143,002	Series 2021-GS3 A1, 1.750%, 07/25/2061 (c)(l)	130,973
260,000	MF1, Ltd. Series 2022-FL8, 4.034% (SOFR30A + 1.750%, 1.750% Floor), 02/20/2037 (a)(c)(h)	251,943

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	MFRA Trust
114,882	Series 2021-NQM2, 1.029%, 11/25/2064 (b)(c)	$93,768
27,681	Series 2020-NQM3 A1, 1.014%, 01/26/2065 (b)	25,458
95,651	Series 2021-NQM1 A-1, 1.153%, 04/25/2065 (b)(c)	88,477
	Mill City Mortgage Loan Trust
52,677	Series 2018-2, 3.500%, 05/25/2058 (b)(c)	51,862
206,641	Series 2019-GS1, 2.750%, 07/25/2059 (b)(c)	198,624
59,285	Series 2017-3, 2.750%, 01/25/2061 (b)(c)	58,416
55,431	Series 2018-1, 3.250%, 05/25/2062 (b)(c)	53,777
131,684	Series 2019-1, 3.250%, 10/25/2069 (b)(c)	124,938
83,763	Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, 4.104% (1 Month LIBOR USD + 1.020%, 1.020% Floor), 10/25/2033 (a)	81,743
175,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29, 3.325%, 05/17/2049	163,598
	New Residential Mortgage Loan Trust
36,852	Series 2016-2, 3.750%, 11/25/2035 (b)(c)	34,590
87,217	Series 2018-4, 3.194% (1 Month LIBOR USD + 0.750%, 0.750% Floor), 01/27/2048 (a)(c)	84,672
32,716	Series 2016-4, 3.750%, 11/25/2056 (b)(c)	30,494
313,934	Series 2021-NQM3 A1, 1.156%, 11/27/2056 (b)(c)	269,807
51,930	Series 2017-1, 4.000%, 02/25/2057 (b)(c)	49,695
46,957	Series 2017-2, 4.000%, 03/25/2057 (b)(c)	44,793
26,264	Series 2017-3, 4.000%, 04/25/2057 (b)(c)	25,044
24,432	Series 2017-4, 4.000%, 05/25/2057 (b)(c)	23,131
23,559	Series 2017-5, 4.584% (1 Month LIBOR USD + 1.500%, 1.500% Floor), 06/25/2057 (a)(c)	23,276
41,084	Series 2017-6, 4.000%, 08/25/2057 (b)(c)	38,988
89,940	Series 2018-1, 4.000%, 12/25/2057 (b)(c)	85,883
74,449	Series 2018-2, 4.500%, 02/25/2058 (b)(c)	71,420
189,278	Series 2018-3, 4.500%, 05/25/2058 (b)(c)	183,027
79,530	Series 2021-NQM2R A-1, 0.941%, 10/25/2058 (b)(c)	74,789
135,072	Series 2019-3, 3.750%, 11/25/2058 (b)(c)	127,483
98,383	Series 2019-5, 3.500%, 08/25/2059 (b)(c)	93,813
26,410	Series 2019-NQM4, 2.492%, 09/25/2059 (b)(c)	24,325
448,257	Series 2022-NQM1, 2.277%, 04/25/2061 (b)(c)	377,323
314,329	NMLT Trust Series 2021-INV1 A1, 1.185%, 05/25/2056 (b)(c)	268,374
	OBX Trust
187,699	Series 2021-NQM3 A1, 1.054%, 07/25/2061 (b)(c)	150,741
403,770	Series 2022-NQM1, 2.305%, 11/25/2061 (b)(c)	348,739
178,548	Series 2021-NQM1, 1.072%, 02/25/2066 (b)(c)	156,051
	Pretium Mortgage Credit Partners LLC
153,272	Series 2021-NPL3 A1, 1.868%, 07/25/2051 (c)(l)	137,165
151,672	Series 2021-RN2 A1, 1.744%, 07/25/2051 (c)(l)	139,671
185,935	Series 2021-NPL2 A-1, 1.992%, 06/29/2060 (c)(l)	173,867
308,196	Series 2021-RN1 A1, 1.992%, 02/25/2061 (c)(l)	289,254
	Progress Residential Trust
373,715	Series 2021-SFR3, 1.637%, 05/17/2026 (c)	327,174
399,646	Series 2021-SFR1, 1.052%, 04/17/2038 (c)	345,154
329,695	Series 2021-SFR8, 1.510%, 10/19/2038 (c)	283,068

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
110,000	Series 2022-SFR3, 3.200%, 04/19/2039 (c)	$102,869
99,735	Series 2022-SFR5, 4.451%, 06/17/2039 (c)	95,257
145,000	Series 2022-SFR7, 4.750%, 10/19/2039 (c)(e)(m)	142,607
300,000	Series 2022-SFR4, 4.438%, 05/17/2041 (c)	282,424
	PRPM Trust
57,361	Series 2020-6, 2.363%, 11/25/2025 (c)(l)	54,809
154,521	Series 2021-3 A1, 1.867%, 04/25/2026 (c)(l)	141,470
199,790	Series 2021-4 A1, 1.867%, 04/25/2026 (c)(l)	184,053
193,835	Series 2021-5 A1, 1.793%, 06/25/2026 (c)(l)	175,359
184,843	Series 2021-6 A1, 1.793%, 07/25/2026 (c)(l)	170,997
295,903	Series 2021-7 A1, 1.867%, 08/25/2026 (c)(l)	272,714
379,914	Series 2021-9, 2.363%, 10/25/2026 (c)(l)	352,697
	SBA Tower Trust
155,000	Series 2019-1, 2.836%, 01/15/2025 (c)	145,183
125,000	Series 2018-1, 3.448%, 03/15/2048 (c)	123,888
66,223	Seasoned Credit Risk Transfer Trust Series Series 2019-3, 3.500%, 10/25/2058	61,247
	SG Commercial Mortgage Securities Trust
355,000	Series 2020-COVE, 2.632%, 04/17/2037 (c)	326,280
75,000	Series 2016-C5, 3.055%, 10/13/2048	68,549
256,496	SG Residential Mortgage Trust Series 2021-1 A-1, 1.160%, 07/25/2061 (b)(c)	210,498
	Starwood Mortgage Residential Trust
23,089	Series 2020-3, 1.486%, 04/25/2065 (b)(c)	22,280
152,184	Series 2021-1, 1.219%, 05/25/2065 (b)(c)	142,054
62,902	Series 2021-2 A1, 0.943%, 05/25/2065 (b)(c)	58,859
299,876	Series 2021-6, 1.920%, 11/25/2066 (b)(c)	247,302
415,000	Thompson Park CLO, Ltd. Series 2021-1A A1, 3.512% (3 Month LIBOR USD + 1.000%, 1.000% Floor), 04/17/2034 (a)(c)	397,852
230,000	Toorak Mortgage Corp. Series 2021-1 A1, 2.240%, 06/25/2024 (c)(l)	219,231
	Towd Point Mortgage Trust
170,496	Series 2022-EBO1, 2.161%, 01/25/2052 (b)(c)	167,511
75,237	Series 2017-1, 2.750%, 10/25/2056 (b)(c)	74,210
68,166	Series 2017-5, 3.684% (1 Month LIBOR USD + 0.600%, 0.600% Floor), 02/26/2057 (a)(c)	67,448
36,923	Series 2017-2, 2.750%, 04/25/2057 (b)(c)	36,617
13,553	Series 2017-3, 2.750%, 06/25/2057 (b)(c)	13,327
108,444	Series 2017-4, 2.750%, 06/25/2057 (b)(c)	104,369
165,004	Series 2017-6, 2.750%, 10/25/2057 (b)(c)	158,697
30,308	Series 2018-1, 3.000%, 01/28/2058 (b)(c)	29,474
98,784	Series 2018-2, 3.250%, 03/25/2058 (b)(c)	95,947
225,311	Series 2019-1, 3.692%, 03/25/2058 (b)(c)	213,094
89,230	Series 2018-3, 3.750%, 05/25/2058 (b)(c)	85,779
152,926	Series 2020-4, 1.750%, 10/25/2060 (c)	136,974
434,035	Series 2021-R1 A1, 2.918%, 11/25/2060 (b)	384,914
114,692	Triangle Re 2021-3, Ltd. Series 2021-3, 4.181% (SOFR30A + 1.900%, 1.900% Floor), 02/25/2034 (a)(c)	113,860
505,000	Tricon Residential Trust Series 2022-SFR1, 3.856%, 04/17/2039 (c)	467,044
	VCAT Asset Securitization LLC
60,318	Series 2021-NPL2 A1, 2.115%, 03/27/2051 (c)(l)	57,239
178,098	Series 2021-NPL3 A1, 1.743%, 05/25/2051 (c)(l)	164,149

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
261,183	Series 2021-NPL4 A1, 1.868%, 08/25/2051 (c)(l)	$241,266
326,438	Series 2021-NPL5, 1.868%, 08/25/2051 (c)(l)	298,851
409,687	Series 2021-NPL6, 1.917%, 09/25/2051 (c)(l)	382,863
	Vericrest Opportunity Loan Transferee
237,856	Series 2021-R2 A1, 2.116%, 04/25/2051 (c)(l)	221,158
99,680	Series 2021-NPL9, 1.992%, 05/25/2051 (c)(l)	91,319
217,976	Series 2021-CF1 A1, 1.992%, 08/25/2051 (c)(l)	205,171
	Verus Securitization Trust
946	Series 2020-NPL1, 3.598%, 08/25/2050 (c)(l)	943
42,130	Series 2019-4, 3.142%, 10/25/2059 (b)(c)	41,270
92,053	Series 2021-R2 A-1, 0.918%, 02/25/2064 (b)(c)	84,620
91,063	Series 2021-2, 1.031%, 02/25/2066 (b)(c)	76,032
132,654	Series 2021-4, 0.938%, 07/25/2066 (b)(c)	107,138
338,206	Series 2021-5 A-1, 1.013%, 09/25/2066 (b)(c)	283,652
208,924	Series 2021-8, 1.824%, 11/25/2066 (b)(c)	179,558
304,442	Series 2022-1 A-1, 2.724%, 01/25/2067 (c)(l)	269,661
265,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1 Series A-5, 3.148%, 05/15/2048	251,710

	Total Collateralized Mortgage Obligations (Cost $31,346,777)	28,137,665

	CORPORATE OBLIGATIONS - 27.16%
	Aerospace & Defense - 0.40%
283,000	Boeing Co. 5.040%, 05/01/2027	273,042
	L3Harris Technologies, Inc.
150,000	3.850%, 06/15/2023	149,345
31,000	4.400%, 06/15/2028	29,185
75,000	Lockheed Martin Corp. 4.090%, 09/15/2052	62,579
189,000	Northrop Grumman Corp. 5.150%, 05/01/2040	177,456
40,000	Raytheon Technologies Corp. 3.030%, 03/15/2052	26,217

		717,824

	Banks - 5.37%
	Bank of America Corp.
235,000	4.948% (SOFR + 2.040%), 07/22/2028 (a)	226,143
720,000	1.922% (SOFR + 1.370%), 10/24/2031 (a)	532,611
780,000	2.687% (SOFR + 1.320%), 04/22/2032 (a)	608,471
115,000	2.299% (SOFR + 1.220%), 07/21/2032 (a)	85,971
120,000	2.572% (SOFR + 1.210%), 10/20/2032 (a)	91,867
135,000	5.015% (SOFR + 2.160%), 07/22/2033 (a)	125,611
95,000	3.311% (SOFR + 1.580%), 04/22/2042 (a)(f)	67,161
700,000	4.083% (3 Month LIBOR USD + 3.150%), 03/20/2051 (a)	525,955
200,000	BNP Paribas SA 2.219% (SOFR + 2.074%), 06/09/2026 (a)(c)	180,014
250,000	BPCE SA 2.045% (SOFR + 1.087%), 10/19/2027 (a)(c)	210,884
	Citigroup, Inc.
95,000	0.981% (SOFR + 0.669%), 05/01/2025 (a)	88,108
330,000	1.462% (SOFR + 0.770%), 06/09/2027 (a)	281,402
215,000	2.666% (SOFR + 1.146%), 01/29/2031 (a)	171,845
35,000	2.520% (SOFR + 1.177%), 11/03/2032 (a)	26,575
200,000	Danske Bank AS 5.375%, 01/12/2024 (c)	199,055

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
	HSBC Holdings PLC
200,000	0.976% (SOFR + 0.708%), 05/24/2025 (a)	$183,938
200,000	1.589% (SOFR + 1.290%), 05/24/2027 (a)	167,460
305,000	5.210% (SOFR + 2.610%), 08/11/2028 (a)	285,591
200,000	3.973% (3 Month LIBOR USD + 1.610%), 05/22/2030 (a)	169,389
400,000	4.762% (SOFR + 2.530%), 03/29/2033 (a)	328,780
520,000	5.402% (SOFR + 2.870%), 08/11/2033 (a)(f)	462,863
	JPMorgan Chase & Co.
150,000	3.797% (3 Month LIBOR USD + 0.890%), 07/23/2024 (a)	148,023
225,000	3.220% (3 Month LIBOR USD + 1.155%), 03/01/2025 (a)	217,915
300,000	3.782% (3 Month LIBOR USD + 1.337%), 02/01/2028 (a)	275,515
425,000	4.323% (SOFR + 1.560%), 04/26/2028 (a)	398,808
310,000	4.851% (SOFR + 1.990%), 07/25/2028 (a)	297,797
80,000	3.509% (3 Month LIBOR USD + 0.945%), 01/23/2029 (a)	70,908
105,000	2.739% (SOFR + 1.510%), 10/15/2030 (a)	85,476
240,000	2.580% (SOFR + 1.250%), 04/22/2032 (a)	186,048
350,000	2.545% (SOFR + 1.180%), 11/08/2032 (a)	265,866
30,000	4.586% (SOFR + 1.800%), 04/26/2033 (a)	27,026
65,000	4.912% (SOFR + 2.080%), 07/25/2033 (a)	60,068
175,000	3.109% (SOFR + 2.460%), 04/22/2041 (a)	121,543
155,000	3.157% (SOFR + 1.460%), 04/22/2042 (a)	106,379
95,000	3.897% (3 Month LIBOR USD + 1.220%), 01/23/2049 (a)	70,630
145,000	KeyCorp 2.550%, 10/01/2029	118,620
490,000	Societe Generale SA 6.221% (1 Year CMT Rate + 3.200%), 06/15/2033 (a)(c)	434,860
160,000	Truist Financial Corp. 1.887% (SOFR + 0.862%), 06/07/2029 (a)	131,155
	Wells Fargo & Co.
85,000	2.406% (SOFR + 1.087%), 10/30/2025 (a)(f)	79,436
120,000	3.000%, 04/22/2026	110,116
200,000	3.908% (SOFR + 1.320%), 04/25/2026 (a)	191,263
135,000	3.000%, 10/23/2026	122,488
210,000	4.808% (SOFR + 1.980%), 07/25/2028 (a)	200,591
215,000	3.350% (SOFR + 1.500%), 03/02/2033 (a)	174,557
590,000	4.897% (SOFR + 2.100%), 07/25/2033 (a)	542,140
115,000	5.013% (SOFR + 4.502%), 04/04/2051 (a)	99,304

		9,556,226

	Beverages - 0.39%
	Anheuser-Busch InBev Worldwide, Inc.
180,000	5.450%, 01/23/2039	172,021
15,000	3.750%, 07/15/2042	11,435
20,000	4.900%, 02/01/2046	17,380
85,000	4.600%, 04/15/2048	70,650
112,000	4.750%, 04/15/2058	92,200
	Constellation Brands, Inc.
25,000	4.650%, 11/15/2028	23,650
6,000	3.150%, 08/01/2029	5,161
200,000	Diageo Capital Plc 2.000%, 04/29/2030	160,488
155,000	Keurig Dr Pepper, Inc. 3.950%, 04/15/2029	141,086

		694,071

Principal Amount		Value
	Biotechnology - 0.56%
	AbbVie, Inc.
365,000	3.200%, 11/21/2029 (f)	$320,319
250,000	4.250%, 11/21/2049	201,041
	CSL Finance PLC
170,000	4.050%, 04/27/2029 (c)	156,866
170,000	4.250%, 04/27/2032 (c)	155,342
200,000	Gilead Sciences, Inc. 1.650%, 10/01/2030	153,590

		987,158

	Capital Markets - 2.61%
	BP Capital Markets America, Inc.
145,000	3.633%, 04/06/2030	130,255
145,000	2.721%, 01/12/2032 (f)	117,871
125,000	2.939%, 06/04/2051	79,658
140,000	3.379%, 02/08/2061 (f)	91,670
	Credit Suisse Group AG
250,000	6.442% (SOFR + 3.700%), 08/11/2028 (a)(c)	232,909
500,000	6.537% (SOFR + 3.920%), 08/12/2033 (a)(c)	449,899
	Intercontinental Exchange, Inc.
55,000	4.350%, 06/15/2029	52,151
30,000	4.600%, 03/15/2033	27,991
20,000	4.950%, 06/15/2052	17,688
	Morgan Stanley
195,000	3.737% (3 Month LIBOR USD + 0.847%), 04/24/2024 (a)	193,022
310,000	1.593% (SOFR + 0.879%), 05/04/2027 (a)	267,644
255,000	2.475% (SOFR + 1.000%), 01/21/2028 (a)	222,901
210,000	4.210% (SOFR + 1.610%), 04/20/2028 (a)	196,765
340,000	3.591% (3 Month LIBOR USD + 1.340%), 07/22/2028 (a)(f)	306,655
55,000	4.431% (3 Month LIBOR USD + 1.628%), 01/23/2030 (a)	50,613
210,000	2.699% (SOFR + 1.143%), 01/22/2031 (a)	170,406
285,000	1.794% (SOFR + 1.034%), 02/13/2032 (a)	208,540
145,000	1.928% (SOFR + 1.020%), 04/28/2032 (a)	106,027
130,000	2.511% (SOFR + 1.200%), 10/20/2032 (a)	99,434
60,000	4.889% (SOFR + 2.076%), 07/20/2033 (a)	55,623
155,000	3.971% (3 Month LIBOR USD + 1.455%), 07/22/2038 (a)	123,905
110,000	The Bank of New York Mellon Corp. 2.050%, 01/26/2027	97,751
	The Goldman Sachs Group, Inc.
90,000	0.925% (SOFR + 0.486%), 10/21/2024 (a)	85,529
20,000	3.272% (3 Month LIBOR USD + 1.201%), 09/29/2025 (a)	19,067
120,000	4.482% (SOFR + 1.725%), 08/23/2028 (a)(f)	112,835
70,000	1.992% (SOFR + 1.090%), 01/27/2032 (a)	51,826
560,000	2.615% (SOFR + 1.281%), 04/22/2032 (a)	435,276
225,000	2.383% (SOFR + 1.248%), 07/21/2032 (a)	169,829
40,000	2.650% (SOFR + 1.264%), 10/21/2032 (a)	30,679
60,000	3.102% (SOFR + 1.410%), 02/24/2033 (a)	47,684
20,000	6.250%, 02/01/2041	19,907
200,000	UBS Group AG 4.751% (1 Year CMT Rate + 1.750%), 05/12/2028 (a)(c)	188,072
	Willis North America, Inc.
25,000	3.600%, 05/15/2024	24,297
195,000	2.950%, 09/15/2029	160,606

		4,644,985

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Chemicals - 0.25%
230,000	Celanese US Holdings LLC 6.165%, 07/15/2027	$217,286
290,000	The Sherwin-Williams Co. 2.300%, 05/15/2030	231,949

		449,235

	Consumer Finance - 0.42%
205,000	American Express Co. 2.550%, 03/04/2027 (f)	182,950
	Capital One Financial Corp.
420,000	5.247% (SOFR + 2.600%), 07/26/2030 (a)	391,724
180,000	5.268% (SOFR + 2.370%), 05/10/2033 (a)	166,514

		741,188

	Diversified Consumer Services - 0.08%
	Howard University
100,000	2.901%, 10/01/2031	82,047
75,000	3.476%, 10/01/2041	55,289

		137,336

	Diversified Financial Services - 0.71%
235,000	Athene Global Funding 2.646%, 10/04/2031 (c)	177,029
	Corebridge Financial, Inc.
150,000	3.850%, 04/05/2029 (c)	132,447
40,000	3.900%, 04/05/2032 (c)	33,720
300,000	DAE Funding LLC 1.550%, 08/01/2024 (c)	274,396
340,000	Equitable Financial Life Global Funding 1.800%, 03/08/2028 (c)	284,374
185,000	National Rural Utilities Cooperative Finance Corp. 4.150%, 12/15/2032	169,519
	Shell International Finance BV
180,000	3.250%, 04/06/2050	127,016
110,000	3.000%, 11/26/2051	73,152

		1,271,653

	Diversified Telecommunication Services - 0.62%
	AT&T, Inc.
210,000	1.700%, 03/25/2026	186,256
175,000	4.500%, 05/15/2035	151,632
110,000	3.650%, 06/01/2051	74,663
168,000	3.500%, 09/15/2053	111,815
91,000	3.550%, 09/15/2055	59,878
113,000	3.800%, 12/01/2057	76,583
	Verizon Communications, Inc.
420,000	2.355%, 03/15/2032	322,324
85,000	2.650%, 11/20/2040	55,607
85,000	2.850%, 09/03/2041	56,922

		1,095,680

	Electric Utilities - 3.40%
165,000	Alabama Power Co. 3.450%, 10/01/2049	117,323
120,000	Commonwealth Edison Co. 3.650%, 06/15/2046	90,384
130,000	Consolidated Edison Co. of New York Inc. 3.200%, 12/01/2051	86,632
	Duke Energy Carolinas LLC
45,000	2.500%, 03/15/2023	44,655
150,000	2.550%, 04/15/2031	123,289
301,000	5.300%, 02/15/2040	286,733

Principal Amount		Value
	Electric Utilities (Continued)
	Duke Energy Corp.
429,000	2.550%, 06/15/2031	$336,300
220,000	4.500%, 08/15/2032	199,155
95,000	Duke Energy Indiana, Inc. 4.900%, 07/15/2043	83,671
	Duke Energy Progress LLC
50,000	2.000%, 08/15/2031	38,701
75,000	4.000%, 04/01/2052	58,978
330,000	Enel Finance International NV 5.000%, 06/15/2032 (c)	282,003
45,000	Evergy Metro, Inc. 2.250%, 06/01/2030	36,637
	Evergy, Inc.
80,000	2.450%, 09/15/2024	75,761
155,000	2.900%, 09/15/2029	128,216
	Exelon Corp.
10,000	4.700%, 04/15/2050	8,393
35,000	4.100%, 03/15/2052 (c)	26,845
	Georgia Power Co.
130,000	2.100%, 07/30/2023	127,182
120,000	4.700%, 05/15/2032	112,536
140,000	4.750%, 09/01/2040	118,064
210,000	ITC Holdings Corp. 2.950%, 05/14/2030 (c)	172,623
	NextEra Energy Capital Holdings, Inc.
365,000	4.625%, 07/15/2027	353,503
325,000	2.250%, 06/01/2030	259,660
145,000	Oglethorpe Power Corp. 5.050%, 10/01/2048	122,048
	Oncor Electric Delivery Co. LLC
50,000	5.750%, 03/15/2029	51,472
235,000	2.750%, 05/15/2030	201,182
	Pacific Gas and Electric Co.
490,000	5.450%, 06/15/2027	462,502
520,000	2.500%, 02/01/2031	378,852
120,000	3.250%, 06/01/2031	91,665
150,000	4.950%, 07/01/2050	110,222
	PacifiCorp
60,000	2.700%, 09/15/2030 (f)	50,170
33,000	4.125%, 01/15/2049	26,019
10,000	3.300%, 03/15/2051	6,985
	Puget Energy, Inc.
135,000	3.650%, 05/15/2025	127,874
135,000	4.100%, 06/15/2030	119,101
110,000	Sierra Pacific Power Co. 2.600%, 05/01/2026	101,732
122,000	South Carolina Electric & Gas Co. 5.100%, 06/01/2065	110,426
	Southern California Edison Co.
90,000	2.850%, 08/01/2029	75,990
225,000	2.250%, 06/01/2030	178,464
230,000	2.750%, 02/01/2032	182,435
19,000	4.000%, 04/01/2047	13,897
61,000	4.125%, 03/01/2048	45,509
80,000	3.650%, 02/01/2050	54,976
	The Southern Co.
230,000	3.700%, 04/30/2030	202,688
25,000	4.400%, 07/01/2046	19,629
75,000	Virginia Electric and Power Co. 4.625%, 05/15/2052	65,155

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Electric Utilities (Continued)
95,000	Xcel Energy, Inc. 4.600%, 06/01/2032	$88,306

		6,054,543

	Electronic Equipment, Instruments & Components - 0.16%
	CDW LLC / CDW Finance Corp.
60,000	2.670%, 12/01/2026	52,137
55,000	3.276%, 12/01/2028	45,189
55,000	3.569%, 12/01/2031	43,030
150,000	Microchip Technology, Inc. 2.670%, 09/01/2023	146,244

		286,600

	Energy Equipment & Services - 0.06%
65,000	Halliburton Co. 4.850%, 11/15/2035	56,523
59,000	Schlumberger Holdings Corp. 4.300%, 05/01/2029 (c)	54,131

		110,654

	Equity Real Estate Investment Trusts (REITs) - 0.32%
	American Tower Corp.
95,000	1.450%, 09/15/2026	80,968
150,000	3.650%, 03/15/2027	137,422
100,000	2.700%, 04/15/2031	78,575
	VICI Properties LP
125,000	4.950%, 02/15/2030	113,229
170,000	5.125%, 05/15/2032	151,065

		561,259

	Food Products - 0.27%
	Cargill, Inc.
165,000	2.125%, 11/10/2031 (c)	129,147
125,000	4.000%, 06/22/2032 (c)	113,936
185,000	Conagra Brands, Inc. 4.850%, 11/01/2028	174,909
	Mondelez International, Inc.
40,000	2.625%, 03/17/2027	35,917
7,000	2.750%, 04/13/2030	5,838
30,000	3.000%, 03/17/2032	24,668

		484,415

	Health Care Equipment & Supplies - 0.29%
200,000	Alcon Finance Corp. 2.750%, 09/23/2026 (c)	179,204
260,000	Baxter International, Inc. 2.272%, 12/01/2028	215,060
85,000	Boston Scientific Corp. 1.900%, 06/01/2025	78,229
51,000	Shire Acquisitions Investments Ireland Designated Activity Co. 2.875%, 09/23/2023	49,903

		522,396

	Health Care Providers & Services - 0.87%
	Cigna Corp.
130,000	1.250%, 03/15/2026	114,046
160,000	4.375%, 10/15/2028	151,214
70,000	CommonSpirit Health 2.760%, 10/01/2024	66,710

Principal Amount		Value
	Health Care Providers & Services (Continued)
	CVS Health Corp.
100,000	4.125%, 04/01/2040	$79,835
85,000	5.125%, 07/20/2045	74,613
100,000	5.050%, 03/25/2048	87,965
	Elevance Health, Inc.
95,000	3.650%, 12/01/2027	88,649
155,000	2.875%, 09/15/2029	132,471
	Humana, Inc.
76,000	3.700%, 03/23/2029	68,244
95,000	2.150%, 02/03/2032	72,295
	Kaiser Foundation Hospitals
70,000	2.810%, 06/01/2041	49,035
115,000	3.002%, 06/01/2051	76,157
100,000	Quest Diagnostics, Inc. 2.800%, 06/30/2031	80,726
75,000	Sutter Health 3.361%, 08/15/2050	52,233
	UnitedHealth Group, Inc.
135,000	2.300%, 05/15/2031	108,809
100,000	4.200%, 05/15/2032	92,928
10,000	3.500%, 08/15/2039	7,890
135,000	3.950%, 10/15/2042	109,846
30,000	4.950%, 05/15/2062	26,829

		1,540,495

	Hotels, Restaurants & Leisure - 0.16%
65,000	GLP Capital LP / GLP Financing II, Inc. 5.300%, 01/15/2029	59,414
58,000	Las Vegas Sands Corp. 3.500%, 08/18/2026	50,794
	McDonald’s Corp.
50,000	4.600%, 05/26/2045	42,600
15,000	4.875%, 12/09/2045	13,303
55,000	3.625%, 09/01/2049	40,175
90,000	4.200%, 04/01/2050	72,305

		278,591

	Industrial Conglomerates - 0.15%
	NXP BV / NXP Funding LLC / NXP USA, Inc.
147,000	4.875%, 03/01/2024	145,403
135,000	4.300%, 06/18/2029	121,028

		266,431

	Insurance - 0.43%
70,000	Aon Corp / Aon Global Holdings PLC 3.900%, 02/28/2052	52,107
135,000	Berkshire Hathaway Finance Corp. 4.200%, 08/15/2048	112,496
190,000	Brighthouse Financial Global Funding 1.750%, 01/13/2025 (c)	173,488
	Marsh & McLennan Cos., Inc.
70,000	4.050%, 10/15/2023	69,491
90,000	4.750%, 03/15/2039	81,164
360,000	Metropolitan Life Global Funding I 2.400%, 01/11/2032 (c)	282,933

		771,679

	Internet & Direct Marketing Retail - 0.27%
	Amazon.com, Inc.
150,000	3.875%, 08/22/2037 (f)	130,558
435,000	4.100%, 04/13/2062	348,434

		478,992

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	IT Services - 0.43%
	Fiserv, Inc.
135,000	3.200%, 07/01/2026	$124,404
130,000	2.250%, 06/01/2027	112,247
	Global Payments, Inc.
60,000	2.150%, 01/15/2027	51,444
30,000	3.200%, 08/15/2029	25,040
125,000	5.300%, 08/15/2029	117,771
230,000	2.900%, 05/15/2030	183,628
100,000	International Business Machines Corp. 2.720%, 02/09/2032	81,330
113,000	Kyndryl Holdings, Inc. 3.150%, 10/15/2031	75,870

		771,734

	Machinery - 0.38%
540,000	Otis Worldwide Corp. 2.565%, 02/15/2030	442,090
	Parker-Hannifin Corp.
150,000	4.250%, 09/15/2027	143,176
100,000	4.500%, 09/15/2029	94,369

		679,635

	Media - 1.68%
	Charter Communications Operating LLC / Charter Communications Operating Capital
210,000	2.250%, 01/15/2029	164,128
295,000	4.400%, 04/01/2033	243,941
74,000	3.500%, 03/01/2042	46,873
150,000	5.375%, 05/01/2047	116,429
55,000	5.750%, 04/01/2048	44,542
75,000	5.125%, 07/01/2049	55,882
160,000	4.800%, 03/01/2050	115,850
45,000	3.700%, 04/01/2051 (f)	27,392
170,000	3.900%, 06/01/2052	105,667
70,000	4.400%, 12/01/2061	44,774
	Comcast Corp.
35,000	3.200%, 07/15/2036	27,123
255,000	3.750%, 04/01/2040	201,147
160,000	2.937%, 11/01/2056	95,798
	Cox Communications, Inc.
101,000	3.150%, 08/15/2024 (c)	96,795
120,000	2.600%, 06/15/2031 (c)	93,176
	Discovery Communications, LLC
18,000	4.125%, 05/15/2029	15,424
179,000	5.200%, 09/20/2047	132,562
103,000	5.300%, 05/15/2049	77,100
115,000	4.650%, 05/15/2050	78,976
	Paramount Global, Inc.
15,000	4.950%, 01/15/2031	13,242
255,000	4.200%, 05/19/2032	206,709
100,000	4.375%, 03/15/2043	66,856
	Time Warner Cable, Inc.
30,000	5.500%, 09/01/2041	23,619
50,000	4.500%, 09/15/2042	34,634
	Warnermedia Holdings, Inc.
360,000	4.279%, 03/15/2032 (c)(f)	297,494
765,000	5.141%, 03/15/2052 (c)(f)	559,111

		2,985,244

Principal Amount		Value
	Metals & Mining - 0.16%
205,000	Anglo American Capital PLC 3.875%, 03/16/2029 (c)	$176,506
140,000	Vale Overseas, Ltd. 3.750%, 07/08/2030	113,278

		289,784

	Multi-Utilities - 0.63%
	Berkshire Hathaway Energy Co.
50,000	3.250%, 04/15/2028	45,443
65,000	6.125%, 04/01/2036	66,472
75,000	Dominion Energy, Inc. 3.375%, 04/01/2030	64,587
	NiSource, Inc.
379,000	3.600%, 05/01/2030 (f)	330,083
45,000	1.700%, 02/15/2031	33,330
475,000	Public Service Enterprise Group, Inc. 1.600%, 08/15/2030	357,877
	Sempra Energy
150,000	3.400%, 02/01/2028	135,713
35,000	3.700%, 04/01/2029	31,303
75,000	4.000%, 02/01/2048	56,132

		1,120,940

	Oil, Gas & Consumable Fuels - 2.20%
110,000	Amerada Hess Corp. 7.875%, 10/01/2029	119,517
50,000	Boston Gas Co. 3.757%, 03/16/2032 (c)	42,173
95,000	ConocoPhillips Co. 3.800%, 03/15/2052	72,913
	Energy Transfer LP
180,000	5.250%, 04/15/2029	169,477
115,000	6.250%, 04/15/2049	103,330
140,000	Energy Transfer Operating LP 6.125%, 12/15/2045	123,184
	Enterprise Products Operating LLC
155,000	2.800%, 01/31/2030	129,615
240,000	4.800%, 02/01/2049	198,246
	Equinor ASA
95,000	3.625%, 04/06/2040	76,248
100,000	3.700%, 04/06/2050	77,903
160,000	Exxon Mobil Corp. 4.227%, 03/19/2040	139,395
196,522	Galaxy Pipeline Assets Bidco, Ltd. 2.940%, 09/30/2040 (c)	149,968
95,000	Hess Corp. 7.300%, 08/15/2031	100,378
130,000	Marathon Petroleum Corp. 4.700%, 05/01/2025	127,804
	MPLX LP
90,000	4.125%, 03/01/2027	84,076
35,000	4.250%, 12/01/2027	32,658
250,000	4.950%, 09/01/2032	227,322
90,000	5.200%, 03/01/2047	74,250
100,000	4.950%, 03/14/2052	78,511
	ONEOK, Inc.
55,000	4.550%, 07/15/2028	50,463
135,000	3.100%, 03/15/2030	109,829
62,000	6.350%, 01/15/2031	60,861
45,000	Ovintiv, Inc. 7.375%, 11/01/2031	46,935

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
	Plains All American Pipeline LP / PAA Finance Corp.
45,000	3.550%, 12/15/2029	$37,533
80,000	3.800%, 09/15/2030	67,141
	Sabine Pass Liquefaction LLC
40,000	5.625%, 03/01/2025	40,009
50,000	5.000%, 03/15/2027	48,018
285,000	4.500%, 05/15/2030	259,948
10,000	Southern Co. Gas Capital Corp. 2.450%, 10/01/2023	9,771
	Sunoco Logistics Partners Operations LP
5,000	5.300%, 04/01/2044	4,017
5,000	5.350%, 05/15/2045	4,035
	Targa Resources Corp.
125,000	5.200%, 07/01/2027	120,510
115,000	4.200%, 02/01/2033	95,909
235,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.000%, 01/15/2032	194,282
245,000	The Brooklyn Union Gas Co. 4.866%, 08/05/2032 (c)	224,486
	The Williams Companies, Inc.
95,000	2.600%, 03/15/2031	74,605
155,000	4.650%, 08/15/2032	140,732
	TransCanada PipeLines, Ltd.
70,000	4.100%, 04/15/2030	62,705
105,000	2.500%, 10/12/2031	80,505
70,000	Transcontinental Gas Pipe Line Co., LLC 3.250%, 05/15/2030	59,245

		3,918,507

	Personal Products - 0.15%
295,000	GSK Consumer Healthcare Capital US LLC 3.375%, 03/24/2029 (c)(f)	257,755

	Pharmaceuticals - 0.68%
230,000	Bayer US Finance II LLC 4.250%, 12/15/2025 (c)	220,347
	Bristol-Myers Squibb Co.
24,000	3.400%, 07/26/2029	21,840
195,000	3.550%, 03/15/2042	153,253
5,000	2.550%, 11/13/2050	3,096
	Johnson & Johnson
75,000	3.550%, 03/01/2036	64,574
55,000	3.625%, 03/03/2037	47,611
	Royalty Pharma PLC
190,000	1.750%, 09/02/2027	157,373
260,000	2.200%, 09/02/2030	198,752
210,000	2.150%, 09/02/2031	154,831
60,000	3.350%, 09/02/2051	36,324
200,000	Takeda Pharmaceutical Co., Ltd. 2.050%, 03/31/2030	158,325

		1,216,326

	Road & Rail - 0.23%
120,000	Canadian Pacific Railway Co. 2.450%, 12/02/2031	96,148
45,000	CSX Corp. 4.500%, 03/15/2049	38,215
30,000	Norfolk Southern Corp. 3.400%, 11/01/2049	21,108

Principal Amount		Value
	Road & Rail (Continued)
	Union Pacific Corp.
95,000	2.800%, 02/14/2032	$78,971
220,000	4.100%, 09/15/2067	166,526

		400,968

	Semiconductors & Semiconductor Equipment - 0.89%
	Broadcom, Inc.
95,000	4.300%, 11/15/2032	79,915
105,000	2.600%, 02/15/2033 (c)	75,125
285,000	3.419%, 04/15/2033 (c)	217,941
44,000	3.137%, 11/15/2035 (c)	30,905
300,000	3.187%, 11/15/2036 (c)	205,697
66,000	4.926%, 05/15/2037 (c)	54,514
	Intel Corp.
195,000	4.000%, 08/05/2029	181,342
135,000	4.150%, 08/05/2032	123,172
150,000	2.800%, 08/12/2041	101,227
70,000	3.250%, 11/15/2049	46,564
80,000	3.050%, 08/12/2051	51,554
160,000	5.050%, 08/05/2062	139,133
	Marvell Technology, Inc.
30,000	2.450%, 04/15/2028	24,837
170,000	2.950%, 04/15/2031	132,016
150,000	NVIDIA Corp. 3.500%, 04/01/2040	116,918

		1,580,860

	Software - 0.52%
	Oracle Corp.
270,000	2.300%, 03/25/2028	226,063
145,000	2.875%, 03/25/2031	114,476
185,000	4.300%, 07/08/2034	151,059
25,000	3.900%, 05/15/2035	19,189
50,000	3.800%, 11/15/2037	36,228
212,000	3.600%, 04/01/2040	144,289
287,000	3.600%, 04/01/2050	180,152
85,000	4.100%, 03/25/2061	53,743

		925,199

	Specialty Retail - 0.37%
	Lowe’s Cos, Inc.
30,000	3.750%, 04/01/2032	25,976
205,000	5.000%, 04/15/2033	194,258
25,000	3.700%, 04/15/2046	17,949
85,000	5.625%, 04/15/2053	78,998
215,000	O’Reilly Automotive, Inc. 4.700%, 06/15/2032	201,625
155,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.400%, 07/01/2027 (c)	145,687

		664,493

	Technology Hardware, Storage & Peripherals - 0.10%
	Apple, Inc.
25,000	3.450%, 02/09/2045	19,793
230,000	2.650%, 02/08/2051	151,912

		171,705

	Tobacco - 0.42%
	Altria Group, Inc.
40,000	3.400%, 02/04/2041	25,308
10,000	3.700%, 02/04/2051	6,057

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Tobacco (Continued)
	BAT Capital Corp.
135,000	2.259%, 03/25/2028	$107,646
100,000	3.462%, 09/06/2029	81,564
320,000	4.742%, 03/16/2032	268,105
205,000	BAT International Finance PLC 4.448%, 03/16/2028	183,136
85,000	Reynolds American, Inc. 5.700%, 08/15/2035	71,999

		743,815

	Water Utilities - 0.16%
	American Water Capital Corp.
140,000	3.450%, 06/01/2029	124,817
140,000	4.450%, 06/01/2032	130,087
45,000	4.150%, 06/01/2049	36,142

		291,046

	Wireless Telecommunication Services - 0.37%
150,000	Rogers Communications, Inc. 4.550%, 03/15/2052 (c)	119,895
	T-Mobile USA, Inc.
65,000	2.050%, 02/15/2028	53,993
180,000	3.875%, 04/15/2030	159,712
95,000	5.200%, 01/15/2033 (f)	90,931
255,000	3.000%, 02/15/2041	170,879
60,000	5.650%, 01/15/2053	56,743

		652,153

	Total Corporate Obligations (Cost $57,500,023)	48,321,575

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 1.38%
	Bermuda Government International Bond
200,000	2.375%, 08/20/2030	160,098
200,000	5.000%, 07/15/2032 (c)	190,399
200,000	Chile Government International Bond 3.500%, 01/31/2034	163,935
285,000	Finance Department Government of Sharjah 3.625%, 03/10/2033	221,835
210,000	Hungary Government International Bond 5.250%, 06/16/2029 (c)	190,357
	Mexico Government International Bond
210,000	3.500%, 02/12/2034	160,240
200,000	4.280%, 08/14/2041	146,086
280,000	4.750%, 03/08/2044	215,569
	Panama Government International Bond
410,000	4.500%, 04/16/2050	286,894
220,000	3.870%, 07/23/2060	131,543
200,000	4.500%, 01/19/2063	132,649
	Romanian Government International Bond
246,000	3.000%, 02/27/2027 (c)	208,476
338,000	3.000%, 02/14/2031	241,302

	Total Foreign Government Debt Obligations (Cost $3,318,313)	2,449,383

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 34.03%
	Federal Home Loan Mortgage Corp.
1,513	Pool #D9-6291 4.500%, 09/01/2023	1,454
4,202	Pool #G1-3624 5.000%, 08/01/2024	4,224
82,000	Series K-068, 3.244%, 08/25/2027	77,498

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
333,883	Series K-110, 1.814%, 04/25/2030 (b)(k)	$31,783
1,321,890	Series K-111, 1.680%, 05/25/2030 (b)(k)	120,696
931,559	Series K-114, 1.211%, 06/25/2030 (b)(k)	62,329
299,217	Series K-122, 0.973%, 11/25/2030 (b)(k)	16,139
60,779	Series 2329, 6.500%, 06/15/2031	62,555
33,634	Series 2338, 6.500%, 07/15/2031	35,121
37,504	Pool #78-0447 2.972% (1 Year CMT Rate + 2.250%, 2.250% Floor, 9.308% Cap), 04/01/2033 (a)	37,980
45	Pool #A4-3129 5.500%, 02/01/2036	45
44,689	Series 4216, 1.700%, 10/15/2039	43,128
31,755	Series 3883, 3.000%, 05/15/2041	29,639
119,165	Pool #U9-0688 4.000%, 05/01/2042	113,492
206,468	Pool #Q4-9389 3.500%, 07/01/2047	189,285
184,098	Pool #Q5-2093 3.500%, 11/01/2047	168,555
403,548	Series 5170, 2.000%, 07/25/2050	343,552
1,829,762	Pool #SD-8123 3.000%, 01/01/2051	1,606,889
2,880,128	Pool #QC-8858 2.500%, 10/01/2051	2,445,392
374,128	Pool #QD-1626 2.500%, 12/01/2051	316,130
4,945,680	Pool #QD-4104 2.000%, 01/01/2052	4,016,925
148,613	Pool #QE-0827 2.000%, 04/01/2052	120,817
3,817,097	Pool #QE-4044 2.500%, 06/01/2052	3,220,542
	Federal National Mortgage Association
135,723	Pool #AJ8325 3.000%, 12/01/2026	132,343
530	Pool #544859 2.564% (11th District Cost of Funds Index + 1.695%, 1.695% Floor, 13.695% Cap), 08/01/2029 (a)	523
714,738	Series K-104, 1.246%, 01/25/2030 (b)(k)	44,812
21,254	Pool #BC4938 2.500%, 04/01/2031	19,766
44,383	Pool #786848 7.000%, 10/01/2031	45,705
1,586	Pool #727181 5.000%, 08/01/2033	1,598
755	Pool #730727 5.000%, 08/01/2033	759
237	Pool #741862 5.500%, 09/01/2033	244
290	Pool #766197 5.500%, 02/01/2034	296
62	Pool #776974 5.500%, 04/01/2034	64
34,460	Pool #888504 3.003% (1 Year CMT Rate + 2.003%, 2.003% Floor, 9.221% Cap), 04/01/2034 (a)	35,119
113,469	Pool #MA1870 4.500%, 04/01/2034	109,773
2,810	Pool #775776 5.500%, 05/01/2034	2,894
1,526,653	Series 2019-M21, 1.321%, 06/25/2034 (b)(k)	139,486
80,295	Pool #802783 2.622% (12 Month LIBOR USD + 1.612%, 1.612% Floor, 10.270% Cap), 10/01/2034 (a)	79,509
1,864	Pool #781629 5.500%, 12/01/2034	1,927
1,608	Pool #822815 5.500%, 04/01/2035	1,634
2,462	Pool #357850 5.500%, 07/01/2035	2,546
1,733	Pool #820242 5.000%, 07/01/2035	1,750
353	Pool #838452 5.500%, 09/01/2035	365
3,300,000	Pool #TBA 1.500%, 10/15/2035 (i)	2,830,315
1,854	Pool #865854 6.000%, 03/01/2036	1,943
2,481	Pool #891474 6.000%, 04/01/2036	2,573
1,380	Pool #906000 6.000%, 01/01/2037	1,447
28	Pool #928062 5.500%, 02/01/2037	29
27	Pool #899119 5.500%, 04/01/2037	26
151,474	Pool #AS9772 3.500%, 06/01/2037	141,582
63	Pool #970131 5.500%, 03/01/2038	64
41	Pool #985108 5.500%, 07/01/2038	42
47	Pool #964930 5.500%, 08/01/2038	47

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
27	Pool #987032 5.500%, 08/01/2038	$27
21	Pool #968371 5.500%, 09/01/2038	21
16	Pool #993050 5.500%, 12/01/2038	16
7,054	Pool #993579 4.000%, 05/01/2039	6,701
1,251	Pool #AA5840 4.000%, 06/01/2039	1,188
27,990	Pool #AA8715 4.000%, 06/01/2039	26,713
81,178	Pool #AD0586 4.500%, 12/01/2039	79,710
173,579	Pool #AD4062 5.000%, 05/01/2040	175,319
139,081	Pool #AD6929 5.000%, 06/01/2040	140,483
3,415	Pool #AD9896 4.000%, 08/01/2040	3,260
4,347	Pool #AB1500 4.000%, 09/01/2040	4,149
4,898	Pool #AD9856 4.000%, 09/01/2040	4,652
1,946	Pool #AE2559 4.000%, 09/01/2040	1,858
774	Pool #AE2562 4.000%, 09/01/2040	739
541	Pool #AE2566 4.000%, 09/01/2040	516
8,176	Pool #AE4124 4.000%, 10/01/2040	7,805
4,829	Pool #AE4888 4.000%, 10/01/2040	4,610
5,582	Pool #AE3916 4.000%, 11/01/2040	5,329
869	Pool #AE5147 4.000%, 11/01/2040	829
9,711	Pool #AE8715 4.000%, 11/01/2040	9,271
1,455	Pool #AH0006 4.000%, 12/01/2040	1,389
4,649	Pool #AH0020 4.000%, 12/01/2040	4,438
6,239	Pool #AH0599 4.000%, 12/01/2040	5,955
1,852	Pool #AH0601 4.000%, 12/01/2040	1,768
4,713	Pool #AH1263 4.000%, 01/01/2041	4,499
23,030	Pool #AL5233 4.000%, 01/01/2041	21,987
1,371	Pool #AH4659 4.000%, 02/01/2041	1,295
23,479	Pool #AH5653 4.000%, 02/01/2041	22,412
34,796	Pool #AL0934 5.000%, 02/01/2041	35,147
53,132	Pool #AD1889 4.500%, 03/01/2041	52,117
3,890	Pool #AH6150 4.000%, 03/01/2041	3,714
32,687	Pool #AL0215 4.500%, 04/01/2041	32,061
27,347	Pool #AL0187 5.000%, 05/01/2041	27,623
4,931	Pool #AL0456 5.000%, 06/01/2041	4,980
21,068	Pool #AI8842 4.500%, 08/01/2041	20,666
17,356	Pool #AL0815 4.000%, 09/01/2041	16,563
20,385	Series 2012-21, 2.000%, 09/25/2041	18,495
7,763	Pool #AJ1562 4.000%, 10/01/2041	7,400
3,841	Pool #AJ1972 4.000%, 10/01/2041	3,666
228,276	Pool #AJ2212 4.500%, 10/01/2041	223,913
8,967	Pool #AJ4756 4.000%, 10/01/2041	8,558
2,000,000	Pool #TBA 4.000%, 10/15/2041 (i)	1,856,875
7,239	Pool #AJ3330 4.000%, 11/01/2041	6,908
6,755	Pool #AJ4549 4.000%, 11/01/2041	6,447
6,714	Pool #AJ4698 4.000%, 11/01/2041	6,407
11,900	Pool #AJ5424 4.000%, 11/01/2041	11,357
3,711	Pool #AJ7840 4.000%, 11/01/2041	3,530
7,626	Pool #AB3995 4.000%, 12/01/2041	7,278
7,351	Pool #AI0848 4.000%, 12/01/2041	7,016
5,802	Pool #AJ4187 4.000%, 12/01/2041	5,537
6,888	Pool #AJ5736 4.000%, 12/01/2041	6,574
3,632	Pool #AJ5968 4.000%, 12/01/2041	3,467
7,142	Pool #AJ6061 4.000%, 12/01/2041	6,808
6,923	Pool #AJ7868 4.000%, 12/01/2041	6,607
12,534	Pool #AJ8104 4.000%, 12/01/2041	11,962
9,839	Pool #AJ8109 4.000%, 12/01/2041	9,390
4,583	Pool #AJ8171 4.000%, 12/01/2041	4,374
10,556	Pool #AJ8341 4.000%, 12/01/2041	10,074
15,661	Pool #AJ8436 4.000%, 12/01/2041	14,946

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
5,650	Pool #AJ8912 4.000%, 12/01/2041	$5,392
6,499	Pool #AJ9248 4.000%, 12/01/2041	6,202
34,093	Series 2012-18, 2.000%, 12/25/2041	30,628
4,247	Pool #AJ2446 4.000%, 01/01/2042	4,054
10,593	Pool #AJ7538 4.000%, 01/01/2042	10,109
2,743	Pool #AJ8001 4.000%, 01/01/2042	2,582
8,062	Pool #AJ8369 4.000%, 01/01/2042	7,694
8,702	Pool #AJ9162 4.000%, 01/01/2042	8,305
45,387	Pool #AJ9330 4.000%, 01/01/2042	43,097
2,964	Pool #AJ9779 4.000%, 01/01/2042	2,818
7,146	Pool #AK0170 4.000%, 01/01/2042	6,820
17,279	Pool #AK0543 4.000%, 01/01/2042	16,490
8,010	Pool #AK0563 4.000%, 01/01/2042	7,645
13,035	Pool #AK1827 4.000%, 01/01/2042	12,440
104,157	Pool #AL2752 5.000%, 03/01/2042	105,206
30,130	Series 2012-52, 3.500%, 05/25/2042	28,607
19,564	Pool #AB5529 4.000%, 07/01/2042	18,610
66,573	Pool #AB6228 3.500%, 09/01/2042	61,224
60,546	Series 415, 3.000%, 11/01/2042	55,623
113,789	Series 4961, 2.500%, 12/15/2042	102,851
171,219	Pool #AQ9316 2.500%, 01/01/2043	146,132
49,466	Series 2015-48, 3.000%, 02/25/2043	47,162
467,238	Pool #AT2720 3.000%, 05/01/2043	419,479
281,850	Pool #AT5900 3.000%, 06/01/2043	252,797
41,029	Series 2013-77, 1.700%, 06/25/2043	39,190
174,551	Pool #AU1625 3.500%, 07/01/2043	160,213
34,827	Series 2017-26, 3.500%, 07/25/2044	34,091
205,136	Pool #AS5469 4.000%, 07/01/2045	195,108
275,082	Pool #AZ0832 4.000%, 07/01/2045	260,568
35,577	Pool #AS5597 3.500%, 08/01/2045	32,736
26,372	Series 2016-38, 3.000%, 01/25/2046	24,148
48,018	Series 2016-11, 2.500%, 03/25/2046	44,421
134,574	Pool #AS7170 3.500%, 05/01/2046	123,409
129,420	Pool #AS7242 3.500%, 05/01/2046	118,885
245,480	Pool #BC9468 3.000%, 06/01/2046	219,115
97,086	Pool #AS7492 4.000%, 07/01/2046	92,264
3,950,000	Pool #TBA 2.500%, 10/15/2046 (i)	3,323,786
170,312	Pool #AS8947 3.500%, 03/01/2047	156,024
21,319	Series 2017-34, 3.000%, 05/25/2047	20,282
22,191	Pool #MA3038 4.500%, 06/01/2047	21,541
1,407,479	Pool #CA0858 3.500%, 12/01/2047	1,283,746
66,208	Series 2018-23, 3.500%, 04/25/2048	61,296
420,444	Pool #BN5279 4.000%, 02/01/2049	397,680
70,519	Series 2019-07, 3.500%, 03/25/2049	66,951
89,882	Series 2019-14, 3.500%, 04/25/2049	86,031
75,772	Series 2019-45, 3.000%, 08/25/2049	69,261
1,150,000	Pool #TBA 2.000%, 03/25/2050 (i)	932,084
8,500,000	Pool #TBA 3.000%, 10/15/2050 (i)	7,406,289
2,170,123	Pool #MA4307 3.000%, 04/01/2051	1,905,308
2,880,353	Pool #FM7678 2.500%, 06/01/2051	2,440,118
370,803	Pool #BT7155 2.000%, 08/01/2051	302,151
3,000,250	Pool #FS1108 2.500%, 09/01/2051	2,542,231
3,053,803	Pool #FM9491 2.500%, 11/01/2051	2,582,223
438,628	Pool #FS1069 2.000%, 12/01/2051	357,012
796,329	Pool #BV1380 2.000%, 01/01/2052	647,779
249,049	Pool #BT2317 2.000%, 03/01/2052	202,586
901,683	Pool #BV2993 2.000%, 04/01/2052	733,621
148,443	Pool #FS1598 2.000%, 04/01/2052	120,808
2,416,800	Pool #MA4577 2.000%, 04/01/2052	1,965,628

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
178,793	Pool #BV9804 2.000%, 05/01/2052	$145,388
40,908	Series 2017-35, 3.500%, 04/25/2053	39,966
42,915	Series 2017-84, 3.500%, 04/25/2053	41,829
38,779	Series 2017-49, 4.000%, 07/25/2053	38,161
50,873	Series 2018-70, 3.500%, 10/25/2056	49,126
80,646	Series 2019-12, 3.500%, 11/25/2057	76,831
213,811	Series 2020-1, 3.500%, 08/25/2058	203,044
	Government National Mortgage Association
5,855	Pool #TBA 5.000%, 08/15/2033 (i)	5,799
12,005	Pool #TBA 5.000%, 02/15/2039 (i)	12,086
301,482	Pool #TBA 5.000%, 10/15/2039 (i)	304,562
36,205	Series 2015-56, 1.500%, 04/16/2040	35,476
113,951	Pool #TBA 3.500%, 09/15/2041 (i)	106,158
39,148	Series 2013-37, 2.000%, 01/20/2042	37,684
2,500,000	Pool #TBA 3.000%, 10/15/2044 (i)	2,210,742
13,675	Series 2015-151, 1.700%, 10/20/2045	13,511
5,300,000	Pool #TBA 2.500%, 10/15/2046 (i)	4,560,795
24,452	Pool #TBA 4.000%, 07/20/2047 (i)	23,231
69,345	Pool #TBA 3.500%, 08/20/2047 (i)	64,043
108,010	Pool #TBA 3.500%, 10/20/2047 (i)	105,113
130,224	Pool #TBA 4.000%, 10/20/2047 (i)	120,190
91,624	Pool #TBA 4.500%, 10/20/2047 (i)	87,053
2,700,000	Pool #TBA 2.000%, 10/15/2050 (i)	2,251,652

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $64,538,420)	60,543,741

	MUNICIPAL DEBT OBLIGATIONS - 1.61%
	California, GO,
30,000	7.550%, 04/01/2039	37,435
60,000	7.300%, 10/01/2039	71,948
105,000	Chicago Transit Authority Sales & Transfer Tax Receipts, Series B, Revenue Bond, Series B, 6.899%, 12/01/2040	119,023
20,000	Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bond, 3.912%, 12/01/2040	16,822
270,000	Commonwealth of Massachusetts 4.110%, 07/15/2031	259,189
	County of Riverside CA
345,000	2.963%, 02/15/2027	315,760
345,000	3.070%, 02/15/2028	310,416
155,000	Dallas Fort Worth International Airport, Revenue Bond, Series A, 4.507%, 11/01/2051	135,616
125,000	District of Columbia, Revenue Bond, 3.432%, 04/01/2042	92,782
	Metropolitan Transportation Authority
255,000	5.175%, 11/15/2049	227,696
100,000	5.000%, 11/15/2050	94,709
60,000	New York State Thruway Authority - Class M, Revenue Bond, 2.900%, 01/01/2035	49,162
300,000	New York Transportation Development Corp., Revenue Bond, 4.248%, 09/01/2035	286,051
355,000	Philadelphia Authority for Industrial Development - Series C, Revenue Bond, 6.550%, 10/15/2028	376,176

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
215,000	Port Authority of New York & New Jersey, Series AAA, Revenue Bond, 1.086%, 07/01/2023	$209,621
250,000	State Board of Administration Finance Corp., Revenue Bond, 1.258%, 07/01/2025	226,456
35,000	University of California Medical Center, Series H, Revenue Bond, 6.548%, 05/15/2048 (f)	40,041

	Total Municipal Debt Obligations (Cost $3,174,821)	2,868,903

	U.S. TREASURY OBLIGATIONS - 26.17%
	U.S. Treasury Bonds - 11.05%
960,000	6.875%, 08/15/2025	1,026,787
1,635,896	0.750%, 07/15/2028 (g)	1,537,732
1,540,486	0.250%, 07/15/2029 (g)	1,388,988
104,000	0.125%, 07/15/2030 (g)	91,585
1,151,000	1.125%, 08/15/2040	713,575
1,090,000	3.375%, 08/15/2042	987,812
2,820,000	3.125%, 02/15/2043	2,427,293
795,000	3.750%, 11/15/2043	755,995
2,220,000	3.125%, 08/15/2044	1,899,921
920,000	2.500%, 02/15/2045	702,794
240,000	3.000%, 11/15/2045	200,662
950,000	2.500%, 02/15/2046	722,928
2,510,000	3.000%, 02/15/2047	2,102,762
1,050,000	2.750%, 11/15/2047	841,641
500,000	3.000%, 02/15/2048	421,602
940,000	3.125%, 05/15/2048	814,312
2,996,000	1.250%, 05/15/2050	1,678,579
390,000	1.375%, 08/15/2050	226,109
1,020,000	1.625%, 11/15/2050	633,755
782,268	0.125%, 02/15/2052 (g)	493,038

		19,667,870

	U.S. Treasury Notes - 15.12%
1,485,000	2.750%, 05/15/2025	1,429,486
5,810,000	2.875%, 06/15/2025	5,605,742
390,000	2.875%, 07/31/2025	375,908
3,490,000	0.750%, 04/30/2026 (j)	3,092,604
4,340,000	2.000%, 11/15/2026	3,988,392
340,000	1.125%, 08/31/2028	288,070
2,645,000	1.500%, 11/30/2028	2,281,416
5,260,000	1.875%, 02/28/2029	4,632,909
1,445,000	3.250%, 06/30/2029	1,381,922
708,000	1.625%, 08/15/2029	610,927
1,635,000	1.625%, 05/15/2031	1,372,825
1,030,000	1.375%, 11/15/2031	836,976
1,075,000	2.875%, 05/15/2032	993,787

		26,890,964

	Total U.S. Treasury Obligations (Cost $54,556,021)	46,558,834

Number of Shares
	SHORT TERM INVESTMENTS - 2.61%
	Money Market Funds - 2.61%
4,647,462	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.04% (d)	4,647,462

	Total Short Term Investments (Cost $4,647,462)	4,647,462

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 1.72%
3,061,000	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (d)	$3,061,000

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $3,061,000)	3,061,000

	Total Investments (Cost $235,029,543) - 117.44%	208,936,700
	Liabilities in Excess of Other Assets - (17.44)%	(31,032,537)

	TOTAL NET ASSETS - 100.00%	$177,904,163

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. The rate reported is the rate in effect as of September 30, 2022.
(b)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of September 30, 2022.
(c)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The value of these securities total $42,274,911, which represents 23.76% of total net assets.
(d)	Seven-Day yield as of September 30, 2022.
(e)	As of September 30, 2022, the Valuation Committee has fair valued this security. The value of this security was $247,233, which represents 0.14% of total net assets.
(f)	All or portion of this security is on loan.
(g)	Represents a U.S. Treasury Inflation Protected Security.
(h)	These securities have been deemed illiquid pursuant to the Fund’s liquidity guidelines. The value of these securities total $1,107,614, which represents 0.62% of total net assets.
(i)	Security purchased on a when-issued basis. On September 30, 2022, the total value of investments purchased on a when-issued basis was $26,200,773 or 14.73% of total net assets.
(j)	All or a portion of this security is held as collateral for certain swap, options written and futures contracts. The approximate value of the portion of this security held as collateral is $987,458.
(k)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at September 30, 2022. These securities are considered liquid pursuant to the Fund’s liquidity guidelines and the value of these securities total $1,286,651, which represents 0.72% of total net assets.
(l)	Step-up bond; the interest rate shown is the rate in effect as of September 30, 2022.
(m)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.

Glossary of Terms

LIBOR	-	London Interbank Offered Rate
CMT	-	Constant Maturing Treasury Rate
SOFR	-	Secured Overnight Financing Rate

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)

September 30, 2022

Description	Number of Contracts Purchased / (Sold)	Long/Short	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Bond Future	98	Long	$20,128,281	Dec-22	$(139,497)
U.S. Treasury 10 Year Note Future	(3)	Short	(336,187)	Dec-22	15,488
U.S. Treasury Long Bond Future	(42)	Short	(5,309,063)	Dec-22	402,781
U.S. Treasury Ultra 10 Year Note Future	(89)	Short	(10,545,109)	Dec-22	602,322
U.S. Treasury Ultra Bond Future	(6)	Short	(822,000)	Dec-22	4,399

					$885,493

GuideMark Core Fixed Income Fund

SCHEDULE OF OPTIONS WRITTEN (Unaudited)

September 30, 2022

Notional Amount		Value
	Credit Default Swaptions
	Call Options
$9,295,000	U.S. Dollar - Euro Buy Protection CDX.NA.IG.39 Reference Rate: 1.000% Frequency: Quarterly Counterparty: Bank of America Expiration: October, 2022 Exercise Price: $105.00	$(16,874)
9,295,000	U.S. Dollar - Euro Buy Protection CDX.NA.IG.38 Reference Rate: 1.000% Frequency: Quarterly Counterparty: Citibank Expiration: October, 2022 Exercise Price: $85.00	(2,192)

	Put Options
9,295,000	U.S. Dollar - Euro Buy Protection CDX.NA.IG.39 Reference Rate: 1.000% Frequency: Quarterly Counterparty: Bank of America Expiration: October, 2022 Exercise Price: $105.00	(34,126)
9,295,000	U.S. Dollar - Euro Buy Protection CDX.NA.IG.38 Reference Rate: 1.000% Frequency: Quarterly Counterparty: Citibank Expiration: October, 2022 Exercise Price: $85.00	(63,807)

	Total Options Written (Premiums Received $94,809)	$(116,999)

See notes to financial statements.

GuideMark Core Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION(1)

September 30, 2022

Reference Obligation	Implied Credit Spread at 9/30/2022(2)	Fixed Pay Rate	Maturity Date	Counterparty	Payment Frequency	Notional Amount(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-NAIGS39V-5Y*	107.88%	1.000%	12/20/2027	Morgan Stanley	Quarterly	$4,085,000	$(14,677)	$(3,043)	$(11,634)

							$(14,677)	$(3,043)	$(11,634)

INTEREST RATE SWAPS

September 30, 2022

Pay/Receive Floating Rate	Floating Rate Index and Rate at 9/30/2022	Floating Payment Frequency	Fixed Pay Rate	Fixed Payment Frequency	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	USD-SOFR-COMPOUND** 2.98%	Annually	1.5600%	Annually	12/15/2051	Morgan Stanley	$565,000	$160,814	$(3,424)	$164,238

								$160,814	$(3,424)	$164,238

1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
3)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
*	Centrally cleared swap, clearing agent: ICE
**	Centrally cleared swap, clearing agent: LCH Group

See notes to financial statements.

GuidePath Growth Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 98.86%
	Domestic Equity Funds - 72.65%
1,451,728	AMCAP Fund - Class F3	$41,780,746
749,404	American Funds - Fundamental Investors - Class F3	41,584,428
507,705	American Funds - New Economy Fund - Class F3	21,095,158
451,013	American Funds - New Perspective Fund - Class F3	20,534,607
587,996	American Funds - SMALLCAP World Fund, Inc. - Class F3	31,299,042
1,045,445	American Funds - The Growth Fund of America - Class F3	52,784,502
23,099	Invesco QQQ Trust Series 1 (a)	6,173,439
623,002	iShares Core S&P Small-Cap ETF	54,319,544
1,352,888	Schwab U.S. Large-Cap ETF (a)	57,294,807
929,966	Schwab U.S. Large-Cap Growth ETF (a)	51,901,402
166,013	SPDR S&P 600 Small Cap Growth ETF (a)	11,308,806
769,680	Vanguard Russell 1000 Growth ETF (a)	41,724,353
108,022	Vanguard Russell 2000 Growth ETF (a)	16,247,589
453,786	Vanguard S&P 500 ETF (a)	148,977,944
48,913	Vanguard Value ETF	6,039,777

		603,066,144

	International Equity Funds - 23.33%
1,197,556	iShares Core MSCI Emerging Markets ETF	51,470,957
39,624	iShares Core MSCI Europe ETF	1,566,733
327,639	iShares MSCI ACWI ETF (a)	25,500,143
203,730	iShares MSCI Switzerland ETF	7,629,689
215,597	JPMorgan Beta Builders Canada ETF	11,523,660
160,105	Vanguard FTSE All World ex-US Small-Cap ETF (a)	14,859,345
2,231,453	Vanguard FTSE Developed Markets ETF (a)	81,135,631

		193,686,158

	Real Estate Funds - 2.88%
248,309	Vanguard Global ex-U.S. Real Estate ETF	9,475,471
179,791	Vanguard Real Estate ETF (a)	14,413,844

		23,889,315

	Total Investment Companies (Cost $691,561,354)	820,641,617

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.04%
	Money Market Funds - 1.04%
8,598,917	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.04% (b)	$8,598,917

	Total Short Term Investments (Cost $8,598,917)	8,598,917

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 18.92%
157,022,731	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (b)	157,022,731

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $157,022,731)	157,022,731

	Total Investments (Cost $857,183,002) - 118.82%	986,263,265
	Liabilities in Excess of Other Assets - (18.82)%	(156,181,967)

	TOTAL NET ASSETS - 100.00%	$830,081,298

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2022.

See notes to financial statements.

GuidePath Conservative Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 98.94%
	Alternative Funds - 1.54%
177,165	SPDR Gold MiniShares Trust (a)(b)	$5,842,902

	Domestic Equity Funds - 22.19%
210,027	American Funds - Mutual Fund - Class F3	9,463,837
198,898	American Funds - Washington Mutual Investors Fund - Class F3	9,427,755
163,884	iShares Core S&P Small-Cap ETF	14,289,046
100,853	iShares Edge MSCI Min Vol USA ETF	6,666,383
98,653	Vanguard High Dividend Yield ETF	9,360,197
69,018	Vanguard S&P 500 ETF (a)	22,658,609
99,801	Vanguard Value ETF	12,323,427

		84,189,254

	Domestic Fixed Income Funds - 46.45%
1,108,556	American Funds - High-Income Trust - Class F3	9,821,807
1,757,352	American Funds - Multi-Sector Income Fund - Class F3	15,324,113
1,355,231	American Funds - The Bond Fund of America - Class F3	15,219,249
253,858	iShares 1-3 Year Treasury Bond ETF (a)	20,615,808
110,298	iShares 7-10 Year Treasury Bond ETF (a)	10,587,505
56,148	iShares 10+ Year Investment Grade Corporate Bond ETF (a)	2,708,018
246,440	iShares Broad USD High Yield Corporate Bond ETF (a)	8,285,313
258,326	iShares Broad USD Investment Grade Corporate Bond ETF (a)	12,412,564
157,358	iShares Core U.S. Aggregate Bond ETF	15,159,870
25,438	iShares iBoxx High Yield Corporate Bond ETF (a)	1,816,019
66,351	iShares TIPS Bond ETF (a)	6,960,220
150,332	SPDR Bloomberg High Yield Bond ETF (a)	13,206,666
2,590,117	Vanguard High-Yield Corporate Fund - Admiral Shares	12,898,783
60,061	Vanguard Intermediate-Term Corporate Bond ETF	4,545,416
118,086	Vanguard Long-Term Treasury ETF	7,432,333
367,491	Vanguard Mortgage-Backed Securities ETF	16,570,169
20,852	Vanguard Short-Term Corporate Bond ETF (a)	1,548,887
16,113	Vanguard Total Bond Market ETF	1,149,340

		176,262,080

	Hybrid Funds - 17.92%
306,360	American Funds - Capital Income Builder - Class F3	17,575,858
828,409	American Funds - The Income Fund of America - Class F3	17,785,951
316,918	iShares Core Aggressive Allocation ETF	17,573,103
336,422	iShares Core Growth Allocation ETF (a)	15,064,977

		67,999,889

	International Equity Funds - 7.88%
128,517	iShares Core MSCI Emerging Markets ETF	5,523,661
62,988	iShares Core MSCI Europe ETF (a)	2,490,546
41,766	iShares MSCI EAFE Min Vol Factor ETF (a)	2,381,080
116,651	iShares MSCI Switzerland ETF (a)	4,368,580
38,845	JPMorgan Beta Builders Canada ETF	2,076,265
359,199	Vanguard FTSE Developed Markets ETF (a)	13,060,476

		29,900,608

Number of Shares		Value
	International Fixed Income Funds - 1.80%
42,473	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	$3,372,356
91,380	SPDR Bloomberg International Treasury Bond ETF (a)	1,903,445
32,413	Vanguard Total International Bond ETF (a)	1,547,073

		6,822,874

	Real Estate Funds - 1.16%
32,781	Vanguard Global ex-U.S. Real Estate ETF	1,250,923
39,133	Vanguard Real Estate ETF (a)	3,137,293

		4,388,216

	Total Investment Companies (Cost $384,941,360)	375,405,823

	SHORT TERM INVESTMENTS - 0.99%
	Money Market Funds - 0.99%
3,741,259	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.04% (c)	3,741,259

	Total Short Term Investments (Cost $3,741,259)	3,741,259

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 27.50%
104,331,390	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (c)	104,331,390

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $104,331,390)	104,331,390

	Total Investments (Cost $493,014,009) - 127.43%	483,478,472
	Liabilities in Excess of Other Assets - (27.43)%	(104,067,776)

	TOTAL NET ASSETS - 100.00%	$379,410,696

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2022

See notes to financial statements.

GuidePath Tactical Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS - 54.65%
	Air Freight & Logistics - 2.02%
107,240	Expeditors International of Washington, Inc.	$9,470,364

	Biotechnology - 6.30%
13,689	Regeneron Pharmaceuticals, Inc. (a)(b)	9,429,942
50,506	United Therapeutics Corp. (b)	10,574,946
32,789	Vertex Pharmaceuticals, Inc. (b)	9,493,727

		29,498,615

	Building Products - 1.71%
135,586	Builders FirstSource, Inc. (a)(b)	7,988,727

	Chemicals - 1.17%
127,779	Olin Corp. (a)	5,479,164

	Electric Utilities - 0.69%
88,248	OGE Energy Corp.	3,217,522

	Food Products - 4.40%
130,669	Archer-Daniels-Midland Co.	10,512,321
153,408	Tyson Foods, Inc. - Class A	10,114,189

		20,626,510

	Health Care Equipment & Supplies - 2.16%
39,131	Danaher Corp.	10,107,146

	Health Care Providers & Services - 4.54%
121,300	CVS Health Corp.	11,568,381
47,343	Laboratory Corp. of America Holdings	9,696,320

		21,264,701

	Household Products - 2.37%
88,118	Procter & Gamble Co.	11,124,897

	Insurance - 6.35%
222,039	Aflac, Inc.	12,478,592
180,583	Hartford Financial Services Group, Inc.	11,185,311
289,812	Old Republic International Corp. (a)	6,065,765

		29,729,668

	Interactive Media & Services - 3.01%
90,986	Alphabet, Inc. - Class A (b)	8,702,811
39,841	Meta Platforms, Inc. - Class A (b)	5,405,627

		14,108,438

	Machinery - 1.70%
39,590	Snap-on, Inc. (a)	7,971,447

	Media - 0.34%
75,877	TEGNA, Inc.	1,569,136

	Multi-Utilities - 1.39%
75,842	Consolidated Edison, Inc.	6,504,210

	Oil, Gas & Consumable Fuels - 4.48%
101,486	ConocoPhillips	10,386,077
112,398	Devon Energy Corp. (a)	6,758,492
66,527	PDC Energy, Inc.	3,844,595

		20,989,164

	Pharmaceuticals - 2.47%
264,095	Pfizer, Inc.	11,556,797

	Professional Services - 1.65%
101,271	Robert Half International, Inc.	7,747,231

	Road & Rail - 2.06%
197,688	Knight-Swift Transportation Holdings, Inc. (a)	9,672,874

	Semiconductors & Semiconductor Equipment - 0.71%
53,373	ON Semiconductor Corp. (b)	3,326,739

Number of Shares		Value
	Software - 2.54%
51,114	Microsoft Corp.	$11,904,451

	Technology Hardware, Storage & Peripherals - 2.59%
87,779	Apple, Inc.	12,131,058

	Total Common Stocks (Cost $256,472,996)	255,988,859

	REAL ESTATE INVESTMENT TRUSTS - 0.00% (d)
	Real Estate Investment Trusts - 0.00% (d)
1	SL Green Realty Corp. (a)	40

	Total Real Estate Investment Trusts (Cost $39)	40

	SHORT TERM INVESTMENTS - 44.97%
	Money Market Funds - 44.97%
210,645,791	DWS Government Money Market Series - Institutional Shares Effective Yield 3.04%, (c)(e)	210,645,791

	Total Short Term Investments (Cost $210,645,791)	210,645,791

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 6.60%
30,932,216	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (c)	30,932,216

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $30,932,216)	30,932,216

	Total Investments (Cost $498,051,042) - 106.22%	497,566,906
	Liabilities in Excess of Other Assets - (6.22)%	(29,137,673)

	TOTAL NET ASSETS - 100.00%	$468,429,233

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2022.
(d)	Less than 0.01%.
(e)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See notes to financial statements.

GuidePath Absolute Return Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 99.03%
	Alternative Funds - 1.10%
5,976	Invesco DB Agriculture Fund (a)	$119,639
5,152	Invesco DB Energy Fund (a)	116,590
1,174	Invesco DB Precious Metals Fund (a)	50,391
49,862	ProShares Investment Grade-Interest Rate Hedged ETF	3,401,566

		3,688,186

	Domestic Equity Funds - 2.82%
647,291	DoubleLine Shiller Enhanced CAPE - Institutional Shares	8,272,382
3,485	Vanguard S&P 500 ETF (b)	1,144,125

		9,416,507

	Domestic Fixed Income Funds - 89.26%
2,766,811	BlackRock Low Duration Bond Portfolio - Institutional Shares	24,652,287
764,184	DoubleLine Core Fixed Income Fund - Institutional Shares	7,022,853
1,299,422	DoubleLine Flexible Income Fund - Institutional Shares (d)	10,928,138
2,649,583	DoubleLine Low Duration Bond Fund - Institutional Shares	24,826,591
3,886,584	DoubleLine Total Return Bond Fund - Institutional Shares	34,474,000
259,949	iShares 7-10 Year Treasury Bond ETF (b)	24,952,505
354,788	Schwab Short-Term U.S. Treasury ETF (b)	17,122,069
4,916	SPDR Bloomberg 1-3 Month T-Bill ETF (b)	450,307
1,864,409	T. Rowe Price Institutional Floating Rate Fund - Investor Shares	16,928,832
568,977	Vanguard Intermediate-Term Corporate Bond ETF (b)	43,060,179
25,883	Vanguard Long-Term Treasury ETF	1,629,076
919,327	Vanguard Mortgage-Backed Securities ETF	41,452,454
547,892	Vanguard Short-Term Corporate Bond ETF (b)	40,697,418
145,324	Vanguard Total Bond Market ETF	10,365,961

		298,562,670

	International Equity Funds - 0.15%
2,914	iShares Core MSCI Emerging Markets ETF	125,244
10,437	Vanguard FTSE Developed Markets ETF (b)	379,489

		504,733

	International Fixed Income Funds - 2.42%
140,507	Vanguard Emerging Markets Government Bond ETF	8,077,747

	Opportunistic Fixed Income Funds - 3.28%
1,189,272	BlackRock Strategic Income Opportunities Portfolio - Institutional Shares	10,976,985

	Total Investment Companies (Cost $346,496,859)	331,226,828

	SHORT TERM INVESTMENTS - 0.85%
	Money Market Funds - 0.85%
2,841,210	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.04% (c)	2,841,210

	Total Short Term Investments (Cost $2,841,210)	2,841,210

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 18.03%
60,309,447	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (c)	$60,309,447

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $60,309,447)	60,309,447

	Total Investments (Cost $409,647,516) - 117.91%	394,377,485
	Liabilities in Excess of Other Assets - (17.91)%	(59,903,522)

	TOTAL NET ASSETS - 100.00%	$334,473,963

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of September 30, 2022.
(d)	Certain GuidePath Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to $6,218,303 or 1.86% of total net assets as of September 30, 2022.

See notes to financial statements.

GuidePath Multi-Asset Income Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 98.22%
	Domestic Equity Funds - 34.34%
32,117	BlackRock High Equity Income Fund - Institutional Shares	$786,545
296,434	Global X US Preferred ETF (a)	6,079,861
31,641	iShares Select Dividend ETF (a)	3,392,548
63,363	Schwab US Dividend Equity ETF (a)	4,209,204
70,698	SPDR Portfolio S&P 500 High Dividend ETF (a)	2,507,658
47,536	Vanguard High Dividend Yield ETF (a)	4,510,216
1,400	Vanguard S&P 500 ETF (a)	459,620
62,809	WisdomTree U.S. LargeCap Dividend Fund (a)	3,470,825
106,018	WisdomTree U.S. SmallCap Dividend Fund (a)	2,728,903

		28,145,380

	Domestic Fixed Income Funds - 34.75%
93,247	iShares 0-5 Year High Yield Corporate Bond ETF (a)	3,724,285
10,034	iShares 1-3 Year Treasury Bond ETF (a)	814,861
2,510	iShares 7-10 Year Treasury Bond ETF (a)	240,935
54,196	iShares Broad USD High Yield Corporate Bond ETF (a)	1,822,070
35,243	iShares Broad USD Investment Grade Corporate Bond ETF (a)	1,693,426
16,867	iShares iBoxx $Investment Grade Corporate Bond ETF (a)	1,728,024
14,105	Schwab U.S. TIPS ETF	730,639
40,445	SPDR Bloomberg Investment Grade Floating Rate ETF	1,225,484
81,217	SPDR Portfolio Aggregate Bond ETF (a)	2,026,364
50,978	SPDR Portfolio Long Term Corporate Bond ETF (a)	1,108,772
392,703	T. Rowe Price Institutional Floating Rate Fund - Investor Shares	3,565,746
1,504,553	Vanguard High-Yield Corporate Fund - Admiral Shares	7,492,672
4,245	Vanguard Intermediate-Term Treasury ETF	247,526
32,788	Vanguard Long-Term Treasury ETF	2,063,677

		28,484,481

	International Equity Funds - 14.91%
185,980	iShares Emerging Markets Dividend ETF (a)	4,218,026
10,384	iShares International Dividend Growth ETF (a)	525,846
134,569	iShares International Select Dividend ETF (a)	3,031,840
29,177	SPDR S&P Global Dividend ETF	1,556,555
16,918	SPDR S&P Global Infrastructure ETF	808,342
72,033	SPDR S&P International Dividend ETF	2,074,550

		12,215,159

	International Fixed Income Funds - 2.76%
39,309	Vanguard Emerging Markets Government Bond ETF	2,259,874

	Multi-Asset Funds - 4.70%
191,138	Loomis Sayles Global Allocation Fund - Class Y	3,849,528

	Opportunistic Fixed Income Funds - 0.72%
63,906	BlackRock Strategic Income Opportunities Portfolio - Institutional Shares	589,848

	Real Estate Funds - 6.04%
78,308	Vanguard Global ex-U.S. Real Estate ETF	2,988,233
24,442	Vanguard Real Estate ETF (a)	1,959,515

		4,947,748

	Total Investment Companies (Cost $80,651,610)	80,492,018

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.07%
	Money Market Funds - 1.07%
873,338	DWS Government Money Market Series - Institutional Shares Effective Yield 3.04% (b)	$873,338

	Total Short Term Investments (Cost $873,338)	873,338

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 29.06%
23,811,535	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (b)	23,811,535

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $23,811,535)	23,811,535

	Total Investments (Cost $105,336,483) - 128.35%	105,176,891
	Liabilities in Excess of Other Assets - (28.35)%	(23,231,750)

	TOTAL NET ASSETS - 100.00%	$81,945,141

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2022.

See notes to financial statements.

GuidePath Flexible Income Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 86.96%
	Alternative Funds - 3.29%
338,377	WisdomTree Bloomberg U.S. Dollar Bullish Fund (a)(b)	$10,076,867

	Domestic Equity Funds - 3.21%
82,942	Technology Select Sector SPDR ETF (a)	9,851,851

	Domestic Fixed Income Funds - 80.46%
254,843	BlackRock Short Maturity Bond ETF (a)	12,553,566
255,694	iShares 0-5 Year High Yield Corporate Bond ETF (a)	10,212,418
95,897	iShares Agency Bond ETF (a)	10,213,031
219,726	iShares Convertible Bond ETF	15,139,121
250,396	JPMorgan Ultra-Short Income ETF (a)	12,559,863
177,447	Schwab Intermediate-Term U.S. Treasury ETF	8,719,746
345,300	Schwab Short-Term U.S. Treasury ETF	16,664,178
480,751	SPDR Portfolio Mortgage Backed Bond ETF (a)	10,312,109
2,406,606	SPDR Portfolio Short Term Treasury ETF (a)	69,574,979
351,315	Vanguard Long-Term Treasury ETF (a)	22,111,766
659,147	Vanguard Short-Term Treasury ETF (a)	38,092,105
286,629	Vanguard Total Bond Market ETF	20,445,247

		246,598,129

	Total Investment Companies (Cost $280,866,343)	266,526,847

	SHORT TERM INVESTMENTS - 13.27%
	Money Market Funds - 13.27%
40,677,529	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.04% (c)	40,677,529

	Total Short Term Investments (Cost $40,677,529)	40,677,529

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 32.23%
98,791,695	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (c)	$98,791,695

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $98,791,695)	98,791,695

	Total Investments (Cost $420,335,567) - 132.46%	405,996,071
	Liabilities in Excess of Other Assets - (32.46)%	(99,489,645)

	TOTAL NET ASSETS - 100.00%	$306,506,426

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2022.

See notes to financial statements.

GuidePath Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Principal Amount		Value
	SHORT TERM INVESTMENTS - 97.50%
	Certificate of Deposits - 58.62%
	Bank of Nova Scotia
$10,000,000	2.070%, 11/17/2022	$10,000,065
4,000,000	2.970%, 08/16/2023	4,005,161
	CIBC
2,000,000	2.910%, 12/21/2022	1,997,359
6,000,000	3.590%, 06/26/2023	5,954,231
	Cooperatieve Centrale Raiffe
2,000,000	1.000%, 10/11/2022	2,000,000
5,000,000	3.350%, 02/13/2023	4,991,393
	Mitsubishi Trust & Banking Corp.
10,000,000	4.520%, 04/21/2023	10,010,274
7,000,000	4.520%, 04/21/2023	7,007,213
	Mizuho Bank, Ltd.
13,000,000	3.000%, 11/28/2022	13,000,000
7,000,000	2.587%, 01/20/2023 (c)	7,000,188
	Royal Bank of Canada
7,000,000	3.890%, 05/08/2023	6,973,740
3,000,000	3.000%, 06/05/2023	2,968,635
	Sumitomo Mitsui Banking Corp.
7,000,000	2.500%, 10/17/2022	7,000,000
10,000,000	2.658%, 03/16/2023 (c)	9,999,384
	Sumitomo Mitsui Trust Bank, Ltd.
8,000,000	3.120%, 12/15/2022	7,993,227
5,000,000	3.200%, 12/28/2022	4,994,294
	Svenska HandelBanken - A Shares
10,000,000	3.080%, 12/15/2022	9,993,706
3,000,000	3.220%, 12/22/2022	2,998,267
7,000,000	4.080%, 02/06/2023 (e)(f)	7,001,225
2,000,000	3.460%, 06/13/2023	1,985,267
	Toronto Dominion Bank
3,000,000	1.860%, 10/24/2022	3,000,019
3,000,000	4.020%, 08/22/2023	2,979,694
8,000,000	Bank of America NA 3.250%, 01/13/2023	7,990,396
7,000,000	Bank of Montreal 3.600%, 06/23/2023	6,949,154
14,000,000	Commonwealth Bank of Australia 2.599%, 04/20/2023 (c)	13,997,102
25,000,000	DNB Bank ASA 3.000%, 10/04/2022	25,000,000
5,000,000	Nordea Bank 2.970%, 12/07/2022	4,997,154
20,000,000	Oversea-Chinese Banking Corp., Ltd. 2.592%, 02/23/2023 (c)	20,001,938
3,000,000	Westpac Banking Corp. 1.700%, 11/15/2022	3,000,000

		215,789,086

Number of Shares
	Money Market Funds - 4.28%
24,484,515	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.040% (a)(b)	24,484,515

Principal Amount		Value
	U.S. Treasury Bills - 34.60%
$7,000,000	2.149%, 10/04/2022 (c)	$6,998,769
10,000,000	2.238%, 10/06/2022 (b)(c)(d)	9,996,946
25,000,000	2.347%, 10/11/2022 (c)	24,983,958
3,000,000	2.260%, 10/13/2022 (c)	2,997,780
15,000,000	2.476%, 10/18/2022 (c)	14,982,740
12,000,000	2.623%, 10/25/2022 (c)	11,979,380
35,000,000	2.428%, 10/27/2022 (c)	34,939,694
30,000,000	2.441%, 11/01/2022 (c)	29,938,108
15,000,000	2.520%, 11/03/2022 (b)(c)(d)	14,965,993
5,000,000	2.461%, 11/08/2022 (c)	4,987,254
10,000,000	2.520%, 11/10/2022 (c)	9,972,556
24,000,000	2.684%, 11/15/2022 (c)	23,920,987
5,000,000	2.602%, 11/17/2022 (c)	4,983,354
20,000,000	2.984%, 11/22/2022 (c)	19,915,356
7,000,000	2.832%, 11/25/2022 (c)	6,970,323
9,000,000	2.853%, 11/29/2022 (c)	8,958,700
19,000,000	2.893%, 12/01/2022 (c)	18,910,086
15,000,000	3.020%, 12/08/2022 (c)(d)	14,918,146
8,000,000	3.172%, 12/22/2022 (c)	7,943,674
25,000,000	3.013%, 12/29/2022 (c)	24,806,878
5,000,000	3.857%, 03/16/2023 (c)	4,916,497
15,000,000	3.876%, 03/30/2023 (c)	14,719,020

		317,706,199

	Total Short Term Investments (Cost $558,199,381)	557,979,800

	Total Investments (Cost $558,199,381) - 97.50%	557,979,800
	Other Assets in Excess of Liabilities - 2.50%	14,317,441

	TOTAL NET ASSETS - 100.00%	$572,297,241

Percentages are stated as a percent of net assets.

(a)	Seven-day yield as of September 30, 2022.
(b)	All or a portion of this security is held by GuidePath Managed Futures Strategy Cayman Fund Ltd.
(c)	Zero coupon bond. The effective yield is listed.
(d)	All or a portion of this security is held as collateral for certain futures contracts. The approximate value of the portion of these securities held as collateral is $27,463,821.
(e)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(f)	As of September 30, 2022, the Valuation Committee has fair valued this security. The value of this security was $67,620, which represents 0.01% of total net assets.

See notes to financial statements.

GuidePath Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)

September 30, 2022

Description	Number of Contracts Purchased / (Sold)	Long/Short	Notional Value	Settlement Month	Value / Unrealized Appreciation (Depreciation)
Brazilian Real Futures	31	Long	$573,810	Oct-22	$874
Brent Crude Futures (a)	25	Long	2,088,000	Nov-22	(56,969)
Coffee ‘C’ Futures (a)	27	Long	2,243,194	Dec-22	(22,503)
Corn Futures (a)	131	Long	4,437,625	Dec-22	(43,772)
KC HRW Wheat Future (a)	6	Long	297,450	Dec-22	13,783
Lean Hogs Futures (a)	13	Long	396,370	Dec-22	(34,506)
Live Cattle Futures (a)	32	Long	1,882,240	Dec-22	(46,839)
LME Aluminium Futures (a)(b)	37	Long	1,998,925	Dec-22	(239,902)
LME Copper Futures (a)(b)	7	Long	1,326,325	Dec-22	(41,381)
LME Nickel Futures (a)(b)	2	Long	253,104	Dec-22	16,325
LME Zinc Futures (a)(b)	16	Long	1,193,200	Dec-22	(199,495)
Low Sulphur Gas Oil Futures (a)	27	Long	2,542,725	Nov-22	(227,509)
Mexican Peso Futures	522	Long	12,791,610	Dec-22	(3,037)
Natural Gas Futures (a)	27	Long	1,826,820	Oct-22	(485,942)
NY Harbor ULSD Futures (a)	20	Long	2,626,680	Nov-22	(77,452)
RBOB Gasoline Futures (a)	12	Long	1,148,566	Nov-22	(35,808)
Soybean Futures (a)	37	Long	2,524,788	Nov-22	(225,033)
Soybean Meal Futures (a)	68	Long	2,740,400	Dec-22	(63,409)
Soybean Oil Futures (a)	9	Long	332,424	Dec-22	(24,758)
WTI Crude Futures (a)	7	Long	551,040	Nov-22	(11,919)
3 Month SOFR Futures	(654)	Short	(156,273,300)	Jun-23	558,238
90-Day Bank Bill Futures	(198)	Short	(125,353,268)	Mar-23	(28,486)
Amsterdam IDX Futures	(8)	Short	(1,004,587)	Oct-22	65,552
Australian 10-Year Treasury Bond Futures	(305)	Short	(22,848,709)	Dec-22	488,264
Australian 3-Year Treasury Bond Futures	(477)	Short	(32,513,609)	Dec-22	367,614
Australian Dollar Futures	(355)	Short	(22,775,025)	Dec-22	1,580,373
Bank Accept Futures	(132)	Short	(22,821,805)	Mar-23	12
British Pound Futures	(473)	Short	(33,053,831)	Dec-22	1,414,457
CAC40 Index Futures	(32)	Short	(1,807,519)	Oct-22	25,430
Canadian 10-Year Bond Futures	(142)	Short	(12,704,803)	Dec-22	80,740
Canadian Dollar Futures	(551)	Short	(39,889,645)	Dec-22	2,052,041
Cocoa Futures (a)	(71)	Short	(1,671,340)	Dec-22	38,934
Copper Futures (a)	(111)	Short	(9,469,688)	Dec-22	539,634
DAX® Index Futures	(9)	Short	(2,675,673)	Dec-22	219,951
DJIA E-Mini CBOT Futures	(40)	Short	(5,760,200)	Dec-22	487,647
E-mini NASDAQ 100 Futures	(25)	Short	(5,517,750)	Dec-22	622,656
E-mini Russell 2000 Futures	(51)	Short	(4,257,990)	Dec-22	328,235
E-mini S&P 500 Futures	(39)	Short	(7,022,925)	Dec-22	633,594
E-mini S&P Mid Cap 400 Futures	(18)	Short	(3,974,760)	Dec-22	244,223
Euribor 3 Month Futures	(901)	Short	(214,574,268)	Mar-23	(378,095)
Euro Fx Futures	(272)	Short	(33,529,100)	Dec-22	1,006,351
Euro Stoxx 50® Index Futures	(60)	Short	(1,949,312)	Dec-22	142,413
Euro Stoxx 600 Futures	(55)	Short	(1,044,362)	Dec-22	82,135
Euro-Bobl Futures	(294)	Short	(34,503,999)	Dec-22	587,111
Euro-BTP Futures	(86)	Short	(9,438,120)	Dec-22	450,973
Euro-BTP Futures - Short	(208)	Short	(21,469,442)	Dec-22	170,242
Euro-Bund Futures	(133)	Short	(18,051,639)	Dec-22	771,939
Euro-Buxl® 30 Year Futures	(51)	Short	(7,329,413)	Dec-22	653,608
Euro-OAT Futures	(198)	Short	(25,637,775)	Dec-22	1,049,533
Euro-Schatz Futures	(1,263)	Short	(132,648,668)	Dec-22	738,479
FTSE China A50 Index Futures	(388)	Short	(5,011,408)	Oct-22	(1,431)
FTSE JSE Top 40 Futures	(6)	Short	(191,639)	Dec-22	(2,066)
FTSE MIB Index Futures	(23)	Short	(2,313,728)	Dec-22	155,578
FTSE Taiwan Index Futures	(23)	Short	(1,074,100)	Oct-22	39,340
Gold 100 Oz. Futures (a)	(122)	Short	(20,398,400)	Dec-22	459,151
Hang Seng Index Futures	(44)	Short	(4,823,400)	Oct-22	150,751
HSCEI Index Futures	(98)	Short	(3,691,706)	Oct-22	139,063
IBEX 35® Index Futures	(31)	Short	(2,237,107)	Oct-22	112,177
ICE 3 Month Sonia Futures	(388)	Short	(102,889,618)	Mar-23	1,683,996

See notes to financial statements.

GuidePath Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Continued) (Unaudited)

September 30, 2022

Description	Number of Contracts Purchased / (Sold)	Long/Short	Notional Value	Settlement Month	Value / Unrealized Appreciation (Depreciation)
Indian Rupee Futures	(247)	Short	$(6,044,090)	Oct-22	$150,440
Japanese Yen Futures	(475)	Short	(41,345,781)	Dec-22	644,847
LME Aluminium Futures (a)(b)	(107)	Short	(5,780,675)	Dec-22	611,104
LME Copper Futures (a)(b)	(14)	Short	(2,652,650)	Dec-22	40,420
LME Nickel Futures (a)(b)	(2)	Short	(253,104)	Dec-22	(26,605)
LME Zinc Futures (a)(b)	(19)	Short	(1,416,925)	Dec-22	(7,939)
Long Gilt Futures	(203)	Short	(21,849,892)	Dec-22	2,673,940
MSCI EAFE Index Futures	(104)	Short	(8,635,120)	Dec-22	1,165,134
MSCI Emerging Markets Index Futures	(196)	Short	(8,540,700)	Dec-22	750,525
MSCI Singapore Index Futures	(93)	Short	(1,817,264)	Oct-22	6,673
New Zealand Dollar Futures	(529)	Short	(29,695,415)	Dec-22	2,006,077
Nikkei 225 Futures	(4)	Short	(718,856)	Dec-22	6,063
OMXS30 Futures	(155)	Short	(2,555,947)	Oct-22	129,965
Platinum Futures (a)	(33)	Short	(1,417,515)	Jan-23	68,806
S&P/TSX 60 Index Futures	(23)	Short	(3,716,364)	Dec-22	103,998
SGX Iron Ore 62% Futures (a)	(67)	Short	(631,408)	Nov-22	49,435
Silver Futures (a)	(68)	Short	(6,473,260)	Dec-22	(191,069)
South African Rand Futures	(361)	Short	(9,904,938)	Dec-22	522,128
SPI 200 Index Futures	(14)	Short	(1,447,597)	Dec-22	1,310
Sugar No. 11 Futures (a)	(133)	Short	(2,633,613)	Feb-23	40,695
Swiss Franc Futures	(105)	Short	(13,405,875)	Dec-22	447,351
Topix Index Futures	(5)	Short	(636,530)	Dec-22	5,577
U.S. Treasury 10-Year Note Futures	(291)	Short	(32,610,188)	Dec-22	1,159,956
U.S. Treasury 2-Year Note Futures	(729)	Short	(149,729,766)	Dec-22	1,683,749
U.S. Treasury 5-Year Note Futures	(489)	Short	(52,571,321)	Dec-22	1,384,424
U.S. Treasury Long Bond Futures	(122)	Short	(15,421,563)	Dec-22	1,043,540
U.S. Treasury Ultra Bond Futures	(74)	Short	(10,138,000)	Dec-22	833,047
U.S. Ultra 10 Year Future	(170)	Short	(20,142,344)	Dec-22	971,961

					$32,196,657

(a)	All or a portion of this security is held by GuidePath Managed Futures Strategy Cayman Fund Ltd.
(b)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date, and do not have daily cash movements like other futures contracts. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

GuidePath Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Unaudited)

September 30, 2022

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
12/21/2022	NatWest	Chinese Yuan Renminbi	18,000,000	U.S. Dollar	2,585,907	$(60,187)
12/21/2022	NatWest	Chinese Yuan Renminbi	11,000,000	U.S. Dollar	1,550,476	(6,980)
12/21/2022	NatWest	Swedish Krona	32,000,000	U.S. Dollar	2,931,051	(31,398)
12/21/2022	NatWest	U.S. Dollar	29,195,152	Chinese Yuan Renminbi	203,000,000	710,646
12/21/2022	NatWest	U.S. Dollar	1,216,650	New Turkish Lira	24,000,000	49,846
12/21/2022	NatWest	U.S. Dollar	10,045,723	Norwegian Krone	100,000,000	842,230
12/21/2022	NatWest	U.S. Dollar	10,153,673	Polish Zloty	47,500,000	709,118
12/21/2022	NatWest	U.S. Dollar	35,726,055	Singapore Dollar	49,875,000	959,129
12/21/2022	NatWest	U.S. Dollar	3,839,842	Singapore Dollar	5,500,000	5,895
12/21/2022	NatWest	U.S. Dollar	21,116,849	Swedish Krona	218,000,000	1,363,579

						$4,541,878

See notes to financial statements.

GuidePath Conservative Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 49.89%
	Domestic Fixed Income Funds - 49.89%
133,509	Schwab Short-Term U.S. Treasury ETF (a)(c)	$6,443,144
63,544	SPDR Bloomberg Investment Grade Floating Rate ETF (a)	1,925,383

	Total Investment Companies (Cost $8,416,893)	8,368,527

	SHORT TERM INVESTMENTS - 50.25%
	Money Market Funds - 38.48%
6,454,749	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.04% (b)(c)	6,454,749

Principal Amount
	U.S. Treasury Bills - 4.36%
750,000	0.000%, 06/15/2023	730,834

	U.S. Treasury Notes - 7.41%
750,000	0.125%, 11/30/2022	746,378
500,000	2.500%, 03/31/2023	496,770

		1,243,148

	Total Short Term Investments (Cost $8,442,554)	8,428,731

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 12.98%
2,178,040	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (b)	2,178,040

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $2,178,040)	2,178,040

	Total Investments (Cost $19,037,487) - 113.12%	18,975,298
	Liabilities in Excess of Other Assets - (13.12)%	(2,201,431)

	TOTAL NET ASSETS - 100.00%	$16,773,867

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2022.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See notes to financial statements.

GuidePath Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 97.69%
	Domestic Fixed Income Funds - 97.69%
270,415	iShares Core U.S. Aggregate Bond ETF (a)	$26,051,781
368,545	Vanguard Total Bond Market ETF (a)	26,288,315

	Total Investment Companies (Cost $56,778,708)	52,340,096

	SHORT TERM INVESTMENTS - 2.39%
	Money Market Funds - 2.39%
1,281,423	DWS Government Money Market Series - Institutional Shares Effective Yield 3.04% (b)	1,281,423

	Total Short Term Investments (Cost $1,281,423)	1,281,423

	Total Investments (Cost $58,060,131) - 100.08%	53,621,519
	Liabilities in Excess of Other Assets - (0.08)%	(40,741)

	TOTAL NET ASSETS - 100.00%	$53,580,778

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	Seven-day yield as of September 30, 2022.

See notes to financial statements.

GuidePath Growth and Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2022

Number of Shares		Value
	COMMON STOCKS - 33.57%
	Aerospace & Defense - 0.47%
645	General Dynamics Corp.	$136,850
784	Lockheed Martin Corp.	302,851

		439,701

	Air Freight & Logistics - 0.50%
2,894	United Parcel Service, Inc. - Class B (a)	467,497

	Banks - 1.30%
4,220	Citizens Financial Group, Inc.	144,999
13,225	Huntington Bancshares, Inc.	174,306
730	M&T Bank Corp.	128,714
1,002	PNC Financial Services Group, Inc.	149,719
8,856	Regions Financial Corp.	177,740
6,242	Truist Financial Corp. (a)	271,776
4,187	U.S. Bancorp (a)	168,820

		1,216,074

	Beverages - 2.29%
19,104	Coca-Cola Co.	1,070,206
6,543	PepsiCo, Inc.	1,068,210

		2,138,416

	Biotechnology - 1.52%
5,684	AbbVie, Inc.	762,849
2,929	Amgen, Inc. (a)	660,197

		1,423,046

	Building Products - 0.23%
4,279	Johnson Controls International PLC - ADR	210,612

	Capital Markets - 1.24%
472	BlackRock, Inc.	259,732
3,205	Blackstone, Inc. (a)	268,258
1,272	CME Group, Inc.	225,309
3,634	State Street Corp.	220,984
1,783	T. Rowe Price Group, Inc. (a)	187,233

		1,161,516

	Chemicals - 0.66%
1,374	Air Products & Chemicals, Inc.	319,771
3,976	LyondellBasell Industries NV - Class A - ADR	299,313

		619,084

	Communications Equipment - 0.76%
17,803	Cisco Systems, Inc.	712,120

	Consumer Finance - 0.50%
3,364	Capital One Financial Corp.	310,059
5,624	Synchrony Financial	158,541

		468,600

	Diversified Telecommunication Services - 1.14%
20,633	AT&T, Inc.	316,510
19,760	Verizon Communications, Inc.	750,287

		1,066,797

	Electric Utilities - 1.41%
2,144	American Electric Power Co., Inc.	185,349
999	Eversource Energy	77,882
10,020	NextEra Energy, Inc.	785,668
4,197	Xcel Energy, Inc.	268,608

		1,317,507

Number of Shares		Value
	Electrical Equipment - 0.79%
2,948	Eaton Corp. PLC - ADR	$393,145
4,712	Emerson Electric Co.	345,013

		738,158

	Food Products - 0.96%
2,765	Archer-Daniels-Midland Co.	222,444
4,472	General Mills, Inc.	342,600
5,976	Mondelez International, Inc. - Class A	327,664

		892,708

	Health Care Equipment & Supplies - 0.46%
5,334	Medtronic PLC - ADR	430,721

	Health Care Providers & Services - 0.52%
5,094	CVS Health Corp.	485,815

	Hotels, Restaurants & Leisure - 1.31%
3,659	McDonald’s Corp.	844,278
4,540	Starbucks Corp.	382,540

		1,226,818

	Household Durables - 0.12%
861	Whirlpool Corp. (a)	116,071

	Household Products - 1.80%
5,673	Colgate-Palmolive Co.	398,528
1,744	Kimberly-Clark Corp.	196,270
8,589	Procter & Gamble Co.	1,084,361

		1,679,159

	Industrial Conglomerates - 1.18%
4,566	3M Co.	504,543
3,583	Honeywell International, Inc.	598,253

		1,102,796

	Insurance - 1.28%
5,265	Aflac, Inc.	295,893
3,215	Hartford Financial Services Group, Inc.	199,137
4,857	Progressive Corp.	564,432
899	Travelers Cos., Inc.	137,727

		1,197,189

	IT Services - 1.26%
1,941	Automatic Data Processing, Inc.	439,035
4,814	International Business Machines Corp.	571,951
1,451	Paychex, Inc.	162,817

		1,173,803

	Leisure Products - 0.07%
904	Hasbro, Inc. (a)	60,948

	Machinery - 0.64%
1,315	Cummins, Inc.	267,616
1,122	Illinois Tool Works, Inc.	202,689
1,540	PACCAR, Inc.	128,883

		599,188

	Media - 0.56%
12,814	Comcast Corp. - Class A	375,835
7,524	Paramount Global - Class B (a)	143,257

		519,092

	Metals & Mining - 0.20%
1,731	NUCOR Corp. (a)	185,200

See notes to financial statements.

GuidePath Growth and Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2022

Number of Shares		Value
	Multi-Utilities - 0.98%
3,155	Ameren Corp.	$254,135
2,159	Consolidated Edison, Inc.	185,156
1,689	DTE Energy Co.	194,319
1,856	Sempra Energy	278,289

		911,899

	Oil, Gas & Consumable Fuels - 0.40%
3,801	Marathon Petroleum Corp.	377,553

	Pharmaceuticals - 4.11%
11,105	Bristol-Myers Squibb Co.	789,454
7,386	Johnson & Johnson	1,206,579
11,532	Merck & Co., Inc.	993,136
19,245	Pfizer, Inc.	842,161

		3,831,330

	Road & Rail - 0.38%
1,824	Union Pacific Corp.	355,352

	Semiconductors & Semiconductor Equipment - 2.46%
953	Analog Devices, Inc.	132,791
1,162	Broadcom, Inc.	515,940
15,321	Intel Corp.	394,822
5,317	QUALCOMM, Inc.	600,715
4,237	Texas Instruments, Inc.	655,802

		2,300,070

	Specialty Retail - 1.52%
1,758	Advance Auto Parts, Inc. (a)	274,846
897	Best Buy Co., Inc.	56,816
3,927	Home Depot Inc.	1,083,616

		1,415,278

	Technology Hardware, Storage & Peripherals - 0.19%
7,006	HP, Inc.	174,590

	Tobacco - 0.36%
4,057	Philip Morris International, Inc.	336,772

	Total Common Stocks (Cost $30,056,549)	31,351,480

	INVESTMENT COMPANIES - 35.75%
	Domestic Equity Funds - 35.15%
197,610	Global X MLP ETF	7,793,738
263,718	Vanguard High Dividend Yield ETF (d)	25,021,564

		32,815,302

	Domestic Fixed Income Funds - 0.60%
6,142	SPDR Bloomberg 1-3 Month T-Bill ETF (a)	562,607

	Total Investment Companies (Cost $37,759,042)	33,377,909

	SHORT TERM INVESTMENTS - 31.86%
	Money Market Funds - 22.34%
20,862,706	DWS Government Money Market Series - Institutional Shares Effective Yield, 3.04% (b)	20,862,706

Principal Amount		Value
	U.S. Treasury Notes - 9.52%
3,000,000	0.125%, 11/30/2022 (c)	$2,985,514
3,000,000	2.500%, 03/31/2023 (c)	2,980,619
3,000,000	0.000%, 06/15/2023	2,923,337

		8,889,470

	Total Short Term Investments (Cost $29,818,021)	29,752,176

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 3.08%
2,875,955	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 3.18% (b)	2,875,955

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $2,875,955)	2,875,955

	Total Investments (Cost $100,509,567) - 104.26%	97,357,520
	Liabilities in Excess of Other Assets - (4.26)%	(3,975,799)

	TOTAL NET ASSETS - 100.00%	$93,381,721

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2022.
(c)	All or a portion of this security is held as collateral for certain written options contracts. The approximate value of the portion on these securities held as collateral is $5,468,580.
(d)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Glossary of Terms

ADR	-	American Depositary Receipt

See notes to financial statements.

GuidePath Growth and Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)

September 30, 2022

Description	Number of Contracts Purchased / (Sold)	Long/Short	Notional Value	Settlement Month	Value / Unrealized Appreciation (Depreciation)
E-mini S&P 500 Futures	(63)	Short	$(11,344,725)	Dec-22	$856,263

					$856,263

GuidePath Growth and Income Fund

SCHEDULE OF OPTIONS WRITTEN (Unaudited)

September 30, 2022

Notional Amount	Number of Contracts		Value
		Options on Equities
		Put Options
$3,930,000	10	CBOE S&P 500 Index Counterparty: Interactive Brokers Expiration: October 14, 2022 Exercise Price: $3,930.00	$(290,620)
3,925,000	10	CBOE S&P 500 Index Counterparty: Interactive Brokers Expiration: October 21, 2022 Exercise Price: $3,925.00	(310,000)
5,917,500	15	CBOE S&P 500 Index Counterparty: Interactive Brokers Expiration: October 21, 2022 Exercise Price: $3,945.00	(523,800)
3,940,000	10	S&P 500 Index Counterparty: Interactive Brokers Expiration: October 28, 2022 Exercise Price: $3,940.00	(347,200)
3,870,000	10	S&P 500 Index Counterparty: Interactive Brokers Expiration: November 4, 2022 Exercise Price: $3,870.00	(292,150)
3,670,000	10	S&P 500 Index Counterparty: Interactive Brokers Expiration: November 11, 2022 Exercise Price: $3,670.00	(164,000)

		Total Written Options (Premiums Received $813,670)	$(1,927,770)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF ASSETS & LIABILITIES

September 30, 2022 (Unaudited)

	Large Cap Core Fund		Emerging Markets Fund	Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $389,230,273, $48,398,047 and $99,588,226, respectively)[1]	$522,674,206		$46,797,862	$110,738,588
Foreign currencies (cost $0, $3,684, and $0, respectively)	—		3,664	—
Cash	—		14,437	—
Income receivable	371,829		116,034	82,377
Receivable for dividend reclaims	—		2,101	—
Receivable for investment securities sold	—		—	45,430
Receivable for fund shares sold	581,151		34,815	108,752
Other assets	42,042		21,603	30,489

Total Assets	523,669,228		46,990,516	111,005,636

LIABILITIES:
Payable for collateral on securities loaned	50,893,955		2,132,591	22,782,871
Payable for fund shares redeemed	310,153		27,605	59,480
Payable to Investment Advisor	268,962		6,021	64,011
Payable to custodian	6,278		17,636	3,319
Accrued Trustee fees and expenses	4,487		401	1,004
Accrued shareholder servicing fees	29,429		7,062	5,878
Deferred tax	—		172,069	—
Other accrued expenses	135,887		27,009	52,014

Total Liabilities	51,649,151		2,390,394	22,968,577

NET ASSETS	$472,020,077		$44,600,122	$88,037,059

NET ASSETS CONSIST OF:
Capital stock	294,494,817		39,989,143	75,584,577
Total distributable earnings	177,525,260		4,610,979	12,452,482

Total Net Assets	$472,020,077		$44,600,122	$88,037,059

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	64		—	—
Net assets	1,499		—	—
Net asset value, offering and redemption price per share	$23.286	[2]	$—	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	20,608,047		4,259,797	5,741,911
Net assets	472,018,578		44,600,122	88,037,059
Net asset value, offering and redemption price per share	$22.905		$10.470	$15.332

[1]Includes loaned securities with a value of:	$49,248,446		$2,084,034	$22,076,583

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2022 (Unaudited)

	World ex-US Fund		Core Fixed Income Fund	Growth Allocation Fund
ASSETS:
Investments, at value (cost $85,936,191, $235,029,543 and $857,183,002 respectively)[1]	$88,335,813		$208,936,700	$986,263,265
Foreign currencies (cost $168,631, $0, and $0, respectively)	164,572		—	—
Variation margin on futures	—		68,438	—
Cash	—		21,340	—
Appreciation on swap agreements	—		152,604	—
Income receivable	277,967		1,158,289	856,495
Receivable for dividend and interest reclaims	399,607		2,324	—
Receivable for investment securities sold	—		264,803	93,927
Receivable for fund shares sold	102,388		211,195	894,043
Other assets	23,017		25,466	68,161

Total Assets	89,303,364		210,841,159	988,175,891

LIABILITIES:
Options written at value (Premium received $0, $94,809 and $0, respectively)	—		116,999	—
Payable for collateral on securities loaned	4,133,164		3,061,000	157,022,731
Payable for investment securities purchased	—		29,041,652	—
Payable for fund shares redeemed	42,289		366,728	390,685
Payable to Investment Advisor	30,228		89,750	376,201
Payable to custodian	21,370		4,562	12,985
Accrued Trustee fees and expenses	853		2,094	10,689
Accrued shareholder servicing fees	11,318		11,738	84,825
Swap premiums received	—		6,467	—
Due to broker for swaps for margin	—		143,868	—
Other accrued expenses	96,479		92,138	196,477

Total Liabilities	4,335,701		32,936,996	158,094,593

NET ASSETS	$84,967,663		$177,904,163	$830,081,298

NET ASSETS CONSIST OF:
Capital stock	76,890,445		211,876,028	686,597,535
Total distributable earnings (loss)	8,077,218		(33,971,865)	143,483,763

Total Net Assets	$84,967,663		$177,904,163	$830,081,298

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	25		—	468
Net assets	209		—	5,893
Net asset value, offering and redemption price per share	$8.218	[2]	$—	$12.598	[2]

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	10,719,271		22,352,335	66,391,389
Net assets	84,967,454		177,904,163	830,075,405
Net asset value, offering and redemption price per share	$7.927		$7.959	$12.503

[1]Includes loaned securities with a value of:	$3,987,586		$3,005,026	$152,147,653

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2022 (Unaudited)

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
ASSETS:
Investments, at value (cost $493,014,009, $498,051,042 and $409,647,516, respectively)[1]	$483,478,472	$497,566,906	$394,377,485
Income receivable	216,359	682,233	218,995
Receivable for investment securities sold	209,418	45,240,970	486,895
Receivable for fund shares sold	478,119	499,719	367,043
Other assets	62,716	30,203	211,451

Total Assets	484,445,084	544,020,031	395,661,869

LIABILITIES:
Payable for collateral on securities loaned	104,331,390	30,932,216	60,309,447
Payable for investment securities purchased	152,047	43,903,541	—
Payable for fund shares redeemed	273,841	358,318	419,225
Payable to Investment Advisor	126,981	140,232	136,892
Payable to custodian	9,532	12,095	3,760
Accrued Trustee fees and expenses	4,915	5,146	4,676
Accrued shareholder servicing fees	34,181	38,379	35,969
Other accrued expenses	101,501	200,871	277,937

Total Liabilities	105,034,388	75,590,798	61,187,906

NET ASSETS	$379,410,696	$468,429,233	$334,473,963

NET ASSETS CONSIST OF:
Capital stock	396,113,281	475,538,358	368,462,395
Total distributable earnings (loss)	(16,702,585)	(7,109,125)	(33,988,432)

Total Net Assets	$379,410,696	$468,429,233	$334,473,963

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	966	47,266	2,590
Net assets	9,204	496,464	23,851
Net asset value, offering and redemption price per share	$9.528	$10.504	$9.208	[2]

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	40,273,520	45,013,700	36,291,435
Net assets	379,401,492	467,932,769	334,450,112
Net asset value, offering and redemption price per share	$9.421	$10.395	$9.216

[1]Includes loaned securities with a value of:	$101,248,469	$30,183,971	$58,851,434

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2022 (Unaudited)

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund		Managed[2] Futures Strategy Fund
ASSETS:
Investments, at value (cost $105,336,483, $420,335,567 and $558,199,381, respectively)[1]	$105,176,891	$405,996,071		$557,979,800
Income receivable	259,618	149,554		778,847
Deposits with broker for futures	—	—		8,497,695
Receivable for investment securities sold	63,668	370,311		—
Receivable for fund shares sold	434,680	198,176		1,371,018
Receivable for unsettled open futures contracts	—	—		667,849
Appreciation on forward currency contracts	—	—		4,640,443
Other assets	48,407	236,460		31,130

Total Assets	105,983,264	406,950,572		573,966,782

LIABILITIES:
Depreciation on forward currency contracts	—	—		98,565
Variation margin on futures	—	—		36,288
Payable for collateral on securities loaned	23,811,535	98,791,695		—
Payable for fund shares redeemed	130,722	1,253,122		355,549
Payable for unsettled open futures contracts	—	—		515,322
Payable to Investment Advisor	43,717	278,315		529,618
Payable to custodian	5,016	4,973		1,310
Accrued Trustee fees and expenses	1,075	3,731		3,739
Accrued shareholder servicing fees	7,628	28,638		41,041
Other accrued expenses	38,430	83,672		88,109

Total Liabilities	24,038,123	100,444,146		1,669,541

NET ASSETS	$81,945,141	$306,506,426		$572,297,241

NET ASSETS CONSIST OF:
Capital stock	90,261,980	357,228,854		458,916,604
Total distributable earnings (loss)	(8,316,839)	(50,722,428)		113,380,637

Total Net Assets	$81,945,141	$306,506,426		$572,297,241

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	846		412
Net assets	—	7,600		5,258
Net asset value, offering and redemption price per share	$—	$8.984	[3]	$12.775	[3]

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	8,704,778	34,433,404		46,172,525
Net assets	81,945,141	306,498,826		572,291,983
Net asset value, offering and redemption price per share	$9.414	$8.901		$12.395

[1]Includes loaned securities with a value of:	$23,125,744	$96,118,055		$—

[2]Consolidated Statement of Assets & Liabilities (see Note 3b).
[3]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2022 (Unaudited)

	Conservative Income Fund	Income Fund	Growth & Income Fund
ASSETS:
Investments, at value (cost $19,037,487, $58,060,131, and $100,509,567 respectively)[1]	$18,975,298	$53,621,519	$97,357,520
Cash	—	—	37,500
Income receivable	12,379	2,625	94,271
Receivable for investment securities sold	3,530,028	—	—
Receivable for fund shares sold	490	—	—
Deposits with broker for futures	—	—	796,529
Other assets	11,257	12,512	12,598

Total Assets	22,529,452	53,636,656	98,298,418

LIABILITIES:
Options written, at value (premiums received $0, $0, and $602,250)	—	—	1,927,770
Payable for collateral on securities loaned	2,178,040	—	2,875,955
Payable for investment securities purchased	3,551,262	—	—
Payable for fund shares redeemed	2,490	—	—
Payable to Investment Advisor	7,999	32,027	55,057
Payable to custodian	246	550	3,613
Payable for audit and tax fees	7,979	7,978	10,727
Payable for legal fees	762	2,897	—
Payable for printing and mailing fees	872	3,791	—
Payable for transfer agent fees and expenses	524	593	629
Accrued Trustee fees and expenses	225	589	1,046
Other accrued expenses	5,186	7,453	41,900

Total Liabilities	5,755,585	55,878	4,916,697

NET ASSETS	$16,773,867	$53,580,778	$93,381,721

NET ASSETS CONSIST OF:
Capital stock	17,320,071	63,723,550	101,110,282
Total distributable earnings (loss)	(546,204)	(10,142,772)	(7,728,561)

Total Net Assets	$16,773,867	$53,580,778	$93,381,721

Shares outstanding (unlimited shares of no par value authorized)	1,746,359	6,470,509	9,684,379
Net assets	16,773,867	53,580,778	93,381,721
Net asset value, offering and redemption price per share	$9.605	$8.281	$9.643

[1]Includes loaned securities with a value of:	$2,112,151	$—	$10,297,136

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF OPERATIONS

For the Period Ended September 30, 2022 (Unaudited)

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $638, $186,910, and $768, respectively)	$4,259,504	$1,505,984	$771,647
Interest income	25,860	1,438	5,410

Total investment income	4,285,364	1,507,422	777,057

EXPENSES:
Investment advisory fees	1,221,995	165,271	282,396
Administrative service fees – Service Shares	673,038	69,105	123,271
Shareholder servicing fees – Service Shares	271,536	28,012	49,543
Administration fees	53,009	17,205	19,817
Reports to shareholders	48,397	6,472	12,900
Fund accounting fees	45,833	54,009	34,060
Legal fees	44,160	14,851	7,441
Trustee fees and expenses	30,429	3,202	5,063
Federal and state registration fees	21,257	18,633	19,305
Custody fees	16,051	96,642	5,714
Audit and tax fees	11,591	16,502	12,049
Compliance fees	7,901	793	1,373
Transfer agent fees and expenses	7,869	2,410	2,838
Insurance fees	5,338	731	792
Miscellaneous expenses	822	1,799	579
Interest expenses	—	1,785	—

Total expenses	2,459,226	497,422	577,141

Fees waived by the Advisor (See Note 4)	—	(101,091)	—
Less securities lending credit (See Note 6)	(70,592)	(2,377)	(56,231)

Net expenses	2,388,634	393,954	520,910

Net investment income	1,896,730	1,113,468	256,147

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $0, $85,927, and $0, respectively)	31,674,772	1,338,277	1,566,703
Foreign currencies	—	(13,546)	—

Total	31,674,772	1,324,731	1,566,703

Net change in unrealized appreciation (depreciation) on:
Investments (net change in deferred foreign capital gains tax of $0, $259,274, and $0, respectively)	(162,842,345)	(16,886,919)	(23,360,968)
Foreign currencies	—	524	—

Total	(162,842,345)	(16,886,395)	(23,360,968)

Net realized and unrealized gain (loss)	(131,167,573)	(15,561,664)	(21,794,265)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(129,270,843)	$(14,448,196)	$(21,538,118)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2022 (Unaudited)

	World ex-US Fund	Core Fixed Income Fund	Growth Allocation Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $290,327, $0, and $0, respectively)	$2,168,729	$—	$7,029,029
Interest income	3,395	2,770,001	70,282

Total investment income	2,172,124	2,770,001	7,099,311

EXPENSES:
Investment advisory fees	251,554	385,835	1,285,432
Administrative service fees – Service Shares	125,144	239,089	1,284,739
Shareholder servicing fees – Service Shares	50,308	96,459	514,101
Administration fees	24,763	21,130	76,648
Reports to shareholders	36,879	11,986	49,316
Fund accounting fees	54,254	123,294	61,087
Legal fees	12,104	13,418	70,930
Trustee fees and expenses	5,642	9,763	53,683
Federal and state registration fees	19,334	19,883	32,492
Custody fees	55,699	17,513	34,728
Audit and tax fees	14,062	13,056	8,480
Compliance fees	1,465	2,655	14,372
Transfer agent fees and expenses	2,960	3,722	12,384
Insurance fees	1,036	1,739	9,242
Miscellaneous expenses	610	579	912
Interest expenses	160	—	58,400

Total expenses	655,974	960,121	3,566,946

Fees waived by the Advisor (See Note 4)	(75,413)	(48,278)	—
Less securities lending credit (See Note 6)	(6,868)	(5,131)	(233,814)

Net expenses	573,693	906,712	3,333,132

Net investment income	1,598,431	1,863,289	3,766,179

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	2,065,144	(9,050,348)	(12,604,878)
Foreign currencies	8,372	—	—
Swaps	—	(170,020)	—
Net long-term capital gain distributions received	—	—	4,368,149
Futures contracts	—	1,737,673	—
Options written	—	485,725	—

Total	2,073,516	(6,996,970)	(8,236,729)

Net change in unrealized appreciation (depreciation) on:
Investments	(29,622,124)	(16,594,280)	(236,284,584)
Foreign currencies	(55,491)	—	—
Swaps	—	(134,303)	—
Futures contracts	—	612,434	—
Options written	—	(31,021)

Total	(29,677,615)	(16,147,170)	(236,284,584)

Net realized and unrealized gain (loss)	(27,604,099)	(23,144,140)	(244,521,313)

NET INCREASE (DERCREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,005,668)	$(21,280,851)	$(240,755,134)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2022 (Unaudited)

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
INVESTMENT INCOME:
Dividend income	$6,634,796	$2,891,504	$5,057,695
Interest income	31,074	1,508,459	59,676

Total investment income	6,665,870	4,399,963	5,117,371

EXPENSES:
Investment advisory fees	577,944	866,006	591,132
Administrative service fees – Service Shares	577,872	617,888	422,164
Shareholder servicing fees – Service Shares	231,149	247,155	168,866
Administration fees	39,978	41,136	19,153
Reports to shareholders	36,164	48,341	23,351
Fund accounting fees	30,470	30,716	18,457
Legal fees	27,630	31,837	11,710
Trustee fees and expenses	24,312	24,953	13,831
Federal and state registration fees	22,601	19,307	44,507
Custody fees	27,926	21,723	16,807
Audit and tax fees	8,420	8,420	7,992
Compliance fees	6,531	6,745	4,031
Transfer agent fees and expenses	6,743	6,774	4,639
Insurance fees	3,996	3,965	1,616
Miscellaneous expenses	731	731	640
Interest expenses	26,856	—	42,974

Total expenses	1,649,323	1,975,697	1,391,870

Fees waived by the Advisor (See Note 4)	(314,257)	—	(275,043)
Less securities lending credit (See Note 6)	(268,012)	(24,822)	(145,033)

Net expenses	1,067,054	1,950,875	971,794

Net investment income	5,598,816	2,449,088	4,145,577

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(9,516,977)	(26,454,798)	(20,037,028)
Net long-term capital gain distributions received	367,506	—	5,463

Total	(9,149,471)	(26,454,798)	(20,031,565)

Net change in unrealized depreciation on:
Investments	(63,492,412)	(21,849,825)	(13,771,239)

Total	(63,492,412)	(21,849,825)	(13,771,239)

Net realized and unrealized gain (loss)	(72,641,883)	(48,304,623)	(33,802,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(67,043,067)	$(45,855,535)	$(29,657,227)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2022 (Unaudited)

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
INVESTMENT INCOME:
Dividend income	$2,100,499	$3,549,060	$—
Interest income	35,903	165,025	2,523,807

Total investment income	2,136,402	3,714,085	2,523,807

EXPENSES:
Investment advisory fees	178,468	421,948	1,757,954
Administrative service fees – Service Shares	127,477	421,939	418,514
Shareholder servicing fees – Service Shares	50,991	168,775	167,406
Administration fees	8,629	23,327	19,190
Reports to shareholders	3,330	15,470	34,348
Fund accounting fees	6,526	22,358	27,337
Legal fees	6,129	18,053	17,229
Trustee fees and expenses	5,369	17,175	13,580
Federal and state registration fees	17,509	33,029	21,513
Custody fees	14,013	14,038	6,282
Audit and tax fees	7,992	8,236	16,716
Compliance fees	1,465	4,669	3,816
Transfer agent fees and expenses	2,380	5,310	4,579
Insurance fees	1,038	2,562	1,648
Miscellaneous expenses	519	640	579
Interest expenses	5,946	7,019	—

Total expenses	437,781	1,184,548	2,510,691

Fees waived by the Advisor (See Note 4)	—	(199,581)	—
Less securities lending credit (See Note 6)	(135,990)	(134,065)	(268)

Net expenses	301,791	850,902	2,510,423

Net investment income	1,834,611	2,863,183	13,384

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(990,607)	(34,517,682)	(2,818)
Investments in affiliates	—	203,944	—
Foreign currencies	—	—	(833,634)
Forward currency contracts	—	—	821,867
Futures contracts	—	—	68,066,678
Net long-term capital gain distributions received	328	17,270	—

Total	(990,279)	(34,296,468)	68,052,093

Net change in unrealized appreciation (depreciation) on:
Investments	(16,827,358)	(4,748,328)	(208,633)
Investments in affiliates	—	1,141,113	—
Foreign currencies	—	—	197,660
Forward currency contracts	—	—	6,359,336
Futures contracts	—	—	14,824,438

Total	(16,827,358)	(3,607,215)	21,172,801

Net realized and unrealized gain (loss)	(17,817,637)	(37,903,683)	89,224,894

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,983,026)	$(35,040,500)	$89,238,278

[1]Consolidated Statement of Operations for the year (see Note 3b).

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2022 (Unaudited)

	Conservative Income Fund	Income Fund	Growth & Income Fund
INVESTMENT INCOME:
Dividend income	$122,790	$612,432	$1,191,699
Interest income	53,169	—	169,767

Total investment income	175,959	612,432	1,361,466

EXPENSES:
Investment advisory fees	32,805	123,836	219,362
Administrative service fees	23,433	68,798	121,868
Shareholder servicing fees	52	179	440
Reports to shareholders	855	976	1,281
Administration fees	1,252	3,570	7,529
Legal fees	1,250	3,263	10,612
Fund accounting fees	1,160	2,777	7,012
Trustee fees and expenses	855	2,532	5,124
Federal and state registration fees	14,029	14,914	13,725
Custody fees	549	1,465	13,087
Audit and tax fees	7,992	7,992	10,768
Transfer agent fees and expenses	1,922	2,106	2,319
Compliance fees	183	549	1,067
Insurance fees	121	274	762
Miscellaneous expenses	244	305	305
Interest expenses	—	—	36,402

Total expenses	86,702	233,536	451,663

Fees waived by the Advisor (See Note 4)	(16,163)	(12,271)	(2,958)
Fees recouped by the Advisor (See Note 4)	—	584	8,730
Less securities lending credit (See Note 6)	(10,552)	(4,448)	(35,931)

Net expenses	59,987	217,401	421,504

Net investment income	115,972	395,031	939,962

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(301,093)	(2,605,846)	436,443
Options written	—	—	(1,539,912)
Futures contracts	—	—	(469,254)

Total	(301,093)	(2,605,846)	(1,572,723)

Net change in unrealized appreciation (depreciation) on:
Investments	(15,051)	(3,146,137)	(10,406,036)
Options written	—	—	(1,702,890)
Futures contracts	—	—	802,234

Total	(15,051)	(3,146,137)	(11,306,692)

Net realized and unrealized gain (loss)	(316,144)	(5,751,983)	(12,879,415)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(200,172)	$(5,356,952)	$(11,939,453)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Core Fund		Emerging Markets Fund
	Period Ended September 30, 2022	Year Ended March 31, 2022	Period Ended September 30, 2022	Year Ended March 31, 2022
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$1,896,730	$2,272,053	$1,113,468	$1,217,861
Net realized gain on investment transactions	31,674,772	33,586,242	1,324,731	8,873,790
Net change in unrealized appreciation (depreciation) on investments	(162,842,345)	35,262,507	(16,886,395)	(18,511,855)

Net increase (decrease) in net assets resulting from operations	(129,270,843)	71,120,802	(14,448,196)	(8,420,204)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	2,513	68,056	—	—
Shares issued to holders in reinvestment of dividends	—	11,114	—	—
Shares redeemed	(192,141)	(532,561)	—	—

Net decrease	(189,628)	(453,391)	—	—

Service Shares
Shares sold	141,350,553	184,811,275	2,698,960	12,108,881
Shares issued to holders in reinvestment of dividends	—	21,862,003	—	7,603,555
Shares redeemed	(232,015,164)	(166,111,709)	(15,430,675)	(28,803,390)

Net increase (decrease)	(90,664,611)	40,561,569	(12,731,715)	(9,090,954)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	(11,114)	—	—
Net dividends and distributions – Service Shares	—	(21,862,004)	—	(7,604,672)

Total dividends and distributions	—	(21,873,118)	—	(7,604,672)

INCREASE (DECREASE) IN NET ASSETS	(220,125,082)	89,355,862	(27,179,911)	(25,115,830)
NET ASSETS:
Beginning of year	692,145,159	602,789,297	71,780,033	96,895,863

End of year	$472,020,077	$692,145,159	$44,600,122	$71,780,033

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	91	2,293	—	—
Shares issued to holders in reinvestment of dividends	—	356	—	—
Shares redeemed	(7,078)	(18,931)	—	—

Net decrease	(6,987)	(16,282)	—	—

Service Shares
Shares sold	5,545,529	6,340,347	221,179	768,538
Shares issued to holders in reinvestment of dividends	—	710,405	—	522,653
Shares redeemed	(8,965,321)	(5,674,316)	(1,249,651)	(1,874,588)

Net increase (decrease)	(3,419,792)	1,376,436	(1,028,472)	(583,397)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Period Ended September 30, 2022	Year Ended March 31, 2022	Period Ended September 30, 2022	Year Ended March 31, 2022
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$256,147	$10,830	$1,598,431	$1,685,046
Net realized gain on investment transactions	1,566,703	7,166,955	2,073,516	6,684,551
Net change in unrealized depreciation on investments	(23,360,968)	(6,144,525)	(29,677,615)	(8,039,202)

Net increase (decrease) in net assets resulting from operations	(21,538,118)	1,033,260	(26,005,668)	330,395

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	147	12,233
Shares issued to holders in reinvestment of dividends	—	—	—	741
Shares redeemed	—	—	(26,154)	(72,840)

Net decrease	—	—	(26,007)	(59,866)

Service Shares
Shares sold	15,326,010	40,939,693	20,150,826	23,919,033
Shares issued to holders in reinvestment of dividends	—	12,188,589	—	1,529,269
Shares redeemed	(12,856,562)	(27,623,574)	(34,213,573)	(37,238,743)

Net increase (decrease)	2,469,448	25,504,708	(14,062,747)	(11,790,441)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	—	—	(741)
Net dividends and distributions – Service Shares	—	(12,188,589)	—	(1,529,272)

Total dividends and distributions	—	(12,188,589)	—	(1,530,013)

INCREASE (DECREASE) IN NET ASSETS	(19,068,670)	14,349,379	(40,094,422)	(13,049,925)
NET ASSETS:
Beginning of year	107,105,729	92,756,350	125,062,085	138,112,010

End of year	$88,037,059	$107,105,729	$84,967,663	$125,062,085

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	16	1,069
Shares issued to holders in reinvestment of dividends	—	—	—	64
Shares redeemed	—	—	(2,653)	(6,671)

Net decrease	—	—	(2,637)	(5,538)

Service Shares
Shares sold	886,571	1,921,507	2,252,064	2,184,015
Shares issued to holders in reinvestment of dividends	—	595,117	—	136,945
Shares redeemed	(745,957)	(1,318,150)	(3,664,920)	(3,403,084)

Net increase (decrease)	140,614	1,198,474	(1,412,856)	(1,082,124)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Growth Allocation Fund
	Period Ended September 30, 2022	Year Ended March 31, 2022	Period Ended September 30, 2022	Year Ended March 31, 2022
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$1,863,289	$2,243,841	$3,766,179	$8,821,839
Net realized gain (loss) on investment transactions	(6,996,970)	(23,486)	(8,236,729)	47,296,585
Net change in unrealized appreciation (depreciation) on investments	(16,147,170)	(12,718,312)	(236,284,584)	(272,220)

Net increase (decrease) in net assets resulting from operations	(21,280,851)	(10,497,957)	(240,755,134)	55,846,204

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	24,728	366,994
Shares issued to holders in reinvestment of dividends	—	—	—	37,028
Shares redeemed	—	—	(757,103)	(2,541,121)

Net decrease	—	—	(732,375)	(2,137,099)

Service Shares
Shares sold	28,155,429	77,062,970	149,079,725	246,731,954
Shares issued to holders in reinvestment of dividends	2,273,819	4,697,207	—	32,026,349
Shares redeemed	(29,530,835)	(54,038,488)	(214,793,953)	(241,243,938)

Net increase (decrease)	898,413	27,721,689	(65,714,228)	37,514,365

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	—	—	(37,028)
Net dividends and distributions – Service Shares	(2,273,831)	(4,697,233)	—	(32,026,349)

Total dividends and distributions	(2,273,831)	(4,697,233)	—	(32,063,377)

INCREASE (DECREASE) IN NET ASSETS	(22,656,269)	12,526,499	(307,201,737)	59,160,093
NET ASSETS:
Beginning of year	200,560,432	188,033,933	1,137,283,035	1,078,122,942

End of year	$177,904,163	$200,560,432	$830,081,298	$1,137,283,035

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	1,624	21,781
Shares issued to holders in reinvestment of dividends	—	—	—	2,115
Shares redeemed	—	—	(50,994)	(157,429)

Net decrease	—	—	(49,370)	(133,533)

Service Shares
Shares sold	3,290,144	7,992,605	10,541,708	14,795,143
Shares issued to holders in reinvestment of dividends	275,562	488,605	—	1,846,218
Shares redeemed	(3,474,854)	(5,603,826)	(15,051,055)	(14,505,542)

Net increase (decrease)	90,852	2,877,384	(4,509,347)	2,135,819

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Allocation Fund		Tactical Allocation Fund
	Period Ended September 30, 2022	Year Ended March 31, 2022	Period Ended September 30, 2022	Year Ended March 31, 2022
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$5,598,816	$9,061,342	$2,449,088	$1,976,066
Net realized gain (loss) on investment transactions	(9,149,471)	9,055,589	(26,454,798)	69,033,903
Net change in unrealized depreciation on investments	(63,492,412)	(6,618,739)	(21,849,825)	(22,265,126)

Net increase (decrease) in net assets resulting from operations	(67,043,067)	11,498,192	(45,855,535)	48,744,843

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	6,140	142,707	31,799	128,879
Shares issued to holders in reinvestment of dividends	—	19,960	—	95,752
Shares redeemed	(267,848)	(1,163,521)	(270,288)	(744,369)

Net decrease	(261,708)	(1,000,854)	(238,489)	(519,738)

Service Shares
Shares sold	61,171,379	143,881,416	56,711,461	110,745,122
Shares issued to holders in reinvestment of dividends	—	17,723,039	—	49,222,037
Shares redeemed	(124,538,630)	(106,687,033)	(61,601,151)	(110,078,244)

Net increase (decrease)	(63,367,251)	54,917,422	(4,889,690)	49,888,915

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	(19,960)	—	(95,752)
Net dividends and distributions – Service Shares	—	(17,723,039)	—	(49,222,036)

Total dividends and distributions	—	(17,742,999)	—	(49,317,788)

INCREASE (DECREASE) IN NET ASSETS	(130,672,026)	47,671,761	(50,983,714)	48,796,232
NET ASSETS:
Beginning of year	510,082,722	462,410,961	519,412,947	470,616,715

End of year	$379,410,696	$510,082,722	$468,429,233	$519,412,947

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	588	12,238	2,888	10,641
Shares issued to holders in reinvestment of dividends	—	1,726	—	8,163
Shares redeemed	(25,517)	(103,371)	(24,304)	(63,755)

Net decrease	(24,929)	(89,407)	(21,416)	(44,951)

Service Shares
Shares sold	5,944,185	12,598,971	5,163,531	9,337,653
Shares issued to holders in reinvestment of dividends	—	1,544,088	—	4,229,060
Shares redeemed	(12,110,662)	(9,358,518)	(5,642,885)	(9,261,795)

Net increase	(6,166,477)	4,784,541	(479,354)	4,304,918

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return Allocation Fund		Multi-Asset Income Allocation Fund
	Period Ended September 30, 2022	Year Ended March 31, 2022	Period Ended September 30, 2022	Year Ended March 31, 2022
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$4,145,577	$4,759,974	$1,834,611	$3,325,148
Net realized gain (loss) on investment transactions	(20,031,565)	1,198,754	(990,279)	4,292,287
Net change in unrealized depreciation on investments	(13,771,239)	(12,428,090)	(16,827,358)	(3,308,389)

Net increase (decrease) in net assets resulting from operations	(29,657,227)	(6,469,362)	(15,983,026)	4,309,046

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	5,188	77,360	—	—
Shares issued to holders in reinvestment of dividends	—	7,241	—	—
Shares redeemed	(202,020)	(316,904)	—	—

Net decrease	(196,832)	(232,303)	—	—

Service Shares
Shares sold	285,061,237	91,788,044	12,264,593	19,831,921
Shares issued to holders in reinvestment of dividends	—	4,472,150	1,999,620	3,347,756
Shares redeemed	(156,965,610)	(61,979,678)	(26,224,468)	(45,073,938)

Net increase (decrease)	128,095,627	34,280,516	(11,960,255)	(21,894,261)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	(7,241)	—	—
Net dividends and distributions – Service Shares	—	(4,472,150)	(1,999,620)	(3,347,756)

Total dividends and distributions	—	(4,479,391)	(1,999,620)	(3,347,756)

INCREASE (DECREASE) IN NET ASSETS	98,241,568	23,099,460	(29,942,901)	(20,932,971)
NET ASSETS:
Beginning of year	236,232,395	213,132,935	111,888,042	132,821,013

End of year	$334,473,963	$236,232,395	$81,945,141	$111,888,042

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	541	7,268	—	—
Shares issued to holders in reinvestment of dividends	—	690	—	—
Shares redeemed	(20,721)	(30,333)	—	—

Net decrease	(20,180)	(22,375)	—	—

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	29,359,465	8,737,172	1,167,160	1,705,565
Shares issued to holders in reinvestment of dividends	—	424,585	200,112	285,830
Shares redeemed	(16,480,662)	(5,853,630)	(2,500,889)	(3,873,950)

Net increase (decrease)	12,878,803	3,308,127	(1,133,617)	(1,882,555)

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Flexible Income Allocation Fund		Managed Futures Strategy Fund[1]
	Period Ended September 30, 2022	Year Ended March 31, 2022	Period Ended September 30, 2022	Year Ended March 31, 2022
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$2,863,183	$6,467,892	$13,384	$(3,161,620)
Net realized gain (loss) on investment transactions	(34,296,468)	1,219,012	68,052,093	27,516,644
Net change in unrealized appreciation (depreciation) on investments	(3,607,215)	(17,128,034)	21,172,801	11,567,031

Net increase (decrease) in net assets resulting from operations	(35,040,500)	(9,441,130)	89,238,278	35,922,055

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	1,097	1,684	137	86,012
Shares issued to holders in reinvestment of dividends	78	239	—	25,077
Shares redeemed	(1,275)	(638)	(192,016)	(438,693)

Net increase (decrease)	(100)	1,285	(191,879)	(327,604)

Service Shares
Shares sold	78,167,908	188,621,759	336,888,766	71,484,905
Shares issued to holders in reinvestment of dividends	2,854,087	8,321,885	—	19,330,980
Shares redeemed	(84,396,177)	(111,252,166)	(105,087,125)	(63,742,265)

Net increase (decrease)	(3,374,182)	85,691,478	231,801,641	27,073,620

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(78)	(239)	—	(25,078)
Net dividends and distributions – Service Shares	(2,854,087)	(8,321,884)	—	(19,330,980)

Total dividends and distributions	(2,854,165)	(8,322,123)	—	(19,356,058)

INCREASE (DECREASE) IN NET ASSETS	(41,268,947)	67,929,510	320,848,040	43,312,013
NET ASSETS:
Beginning of year	347,775,373	279,845,863	251,449,201	208,137,188

End of year	$306,506,426	$347,775,373	$572,297,241	$251,449,201

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	116	158	13	8,939
Shares issued to holders in reinvestment of dividends	8	22	—	2,894
Shares redeemed	(131)	(59)	(17,033)	(45,310)

Net increase (decrease)	(7)	121	(17,020)	(33,477)

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	8,223,947	17,984,644	30,275,308	7,704,764
Shares issued to holders in reinvestment of dividends	311,904	787,857	—	2,283,366
Shares redeemed	(8,910,345)	(10,621,780)	(9,503,021)	(6,994,195)

Net increase (decrease)	(374,494)	8,150,721	20,772,287	2,993,935

1Consolidated Statements of Changes in Net Assets (see note 3b).

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Income Fund		Income Fund
	Period Ended September 30, 2022	Year Ended March 31, 2022	Period Ended September 30, 2022	Year Ended March 31, 2022
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$115,972	$69,869	$395,031	$920,118
Net realized loss on investment transactions	(301,093)	(92,583)	(2,605,846)	(2,118,319)
Net change in unrealized depreciation on investments	(15,051)	(102,101)	(3,146,137)	(1,507,377)

Net decrease in net assets resulting from operations	(200,172)	(124,815)	(5,356,952)	(2,705,578)

CAPITAL SHARE TRANSACTIONS:
Shares sold	13,135,966	6,864,164	19,867,625	14,999,784
Shares issued to holders in reinvestment of dividends	113,643	76,343	412,412	918,443
Shares redeemed	(7,073,776)	(11,753,692)	(5,400,286)	(5,855,535)

Net increase (decrease)	6,175,833	(4,813,185)	14,879,751	10,062,692

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(113,643)	76,343	(412,412)	(918,444)

Total dividends and distributions	(113,643)	76,343	(412,412)	(918,444)

INCREASE (DECREASE) IN NET ASSETS	5,862,018	(5,014,343)	9,110,387	6,438,670
NET ASSETS:
Beginning of year	10,911,849	15,926,192	44,470,391	38,031,721

End of year	$16,773,867	$10,911,849	$53,580,778	$44,470,391

CHANGES IN SHARES OUTSTANDING
Shares sold	1,346,685	692,076	2,206,403	1,509,807
Shares issued to holders in reinvestment of dividends	11,741	7,690	47,392	92,304
Shares redeemed	(728,264)	(1,186,080)	(615,123)	(592,617)

Net increase (decrease)	630,162	(486,314)	1,638,672	1,009,494

See notes to financial statements.

GuideMark Funds & GuidePath Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Growth & Income Fund
	Period Ended September 30, 2022	Year Ended March 31, 2022
	(Unaudited)
OPERATIONS:
Net investment income	$939,962	$985,853
Net realized gain (loss) on investment transactions	(1,572,723)	3,574,209
Net change in unrealized appreciation (depreciation) on investments	(11,306,692)	2,729,306

Net increase (decrease) in net assets resulting from operations	(11,939,453)	7,289,368

CAPITAL SHARE TRANSACTIONS:
Shares sold	17,682,068	33,406,696
Shares issued to holders in reinvestment of dividends	921,508	15,108,720
Shares redeemed	(29,194,467)	(10,695,867)

Net increase (decrease)	(10,590,891)	37,819,549

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(921,508)	(15,108,720)

Total dividends and distributions	(921,508)	(15,108,720)

INCREASE (DECREASE) IN NET ASSETS	(23,451,852)	30,000,197
NET ASSETS:
Beginning of year	116,833,573	86,833,376

End of year	$93,381,721	$116,833,573

CHANGES IN SHARES OUTSTANDING
Shares sold	1,681,110	2,763,459
Shares issued to holders in reinvestment of dividends	90,447	1,297,682
Shares redeemed	(2,686,353)	(894,613)

Net increase (decrease)	(914,796)	3,166,528

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Institutional
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$29.278	$27.015	$16.348	$18.650	$17.755	$16.140
Income from investment operations:
Net investment income[1]	0.050	0.194	0.195	0.234	0.175	0.157
Net realized and unrealized gains (losses) on investments	(6.042)	3.110	10.688	(2.234)	1.194	2.280

Total from investment operations	(5.992)	3.304	10.883	(2.000)	1.369	2.437

Less distributions:
Distributions from net investment income	—	(0.234)	(0.216)	(0.116)	(0.191)	(0.163)
Distributions from net realized gains	—	(0.807)	—	(0.186)	(0.283)	(0.659)

Total distributions	—	(1.041)	(0.216)	(0.302)	(0.474)	(0.822)

Net asset value, end of period/year	$23.286	$29.278	$27.015	$16.348	$18.650	$17.755

Total return	(20.46)%[3]	11.99%	66.66%	(11.07)%	8.09%	15.10%
Supplemental data and ratios:
Net assets, end of period/year	$1,499	$206,440	$630,350	$479,829	$538,016	$821,049
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit[2]	0.54%[4]	0.55%	0.56%	0.59%	0.63%	0.65%
After expense reimbursement (recapture) and securities lending credit[2]	0.52%[4]	0.54%	0.51%	0.56%	0.60%	0.60%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.33%[4]	0.64%	0.80%	1.16%	0.91%	0.91%
After expense reimbursement (recapture) and securities lending credit	0.35%[4]	0.65%	0.85%	1.19%	0.94%	0.96%
Portfolio turnover rate	22.71%[3]	25.18%	34.13%	28.54%	45.31%	55.07%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$28.797	$26.584	$16.106	$18.401	$17.503	$15.930
Income from investment operations:
Net investment income[1]	0.091	0.096	0.059	0.114	0.073	0.074
Net realized and unrealized gains (losses) on investments	(5.983)	3.045	10.515	(2.202)	1.184	2.241

Total from investment operations	(5.892)	3.141	10.574	(2.088)	1.257	2.315

Less distributions:
Distributions from net investment income	—	(0.121)	(0.096)	(0.021)	(0.076)	(0.083)
Distributions from net realized gains	—	(0.807)	—	(0.186)	(0.283)	(0.659)

Total distributions	—	(0.928)	(0.096)	(0.207)	(0.359)	(0.742)

Net asset value, end of period/year	$22.905	$28.797	$26.584	$16.106	$18.401	$17.503

Total return	(20.46)%[3]	11.59%	65.69%	(11.59)%	7.47%	14.53%
Supplemental data and ratios:
Net assets, end of period/year	$472,018,578	$691,938,719	$602,158,947	$326,952,939	$332,500,169	$306,450,000
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit[2]	0.91%[4]	0.89%	1.15%	1.18%	1.22%	1.21%
After expense reimbursement (recapture) and securities lending credit[2]	0.88%[4]	0.89%	1.10%	1.14%	1.19%	1.17%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.67%[4]	0.33%	0.21%	0.55%	0.37%	0.40%
After expense reimbursement (recapture) and securities lending credit	0.70%[4]	0.33%	0.26%	0.59%	0.40%	0.44%
Portfolio turnover rate	22.71%[3]	25.18%	34.13%	28.54%	45.31%	55.07%
Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$13.573	$16.502	$10.516	$13.278	$17.063	$13.600
Income from investment operations:
Net investment income[1]	0.243	0.214	0.049	0.175	0.109	0.096
Net realized and unrealized gains (losses) on investments	(3.346)	(1.727)	5.968	(2.690)	(2.028)	3.485

Total from investment operations	(3.103)	(1.513)	6.017	(2.515)	(1.919)	3.581

Less distributions:
Distributions from net investment income	—	(0.258)	(0.031)	(0.247)	(1.196)	(0.118)
Distributions from net realized gains	—	(1.158)	—	—	(0.670)	—

Total distributions	—	(1.416)	(0.031)	(0.247)	(1.866)	(0.118)

Net asset value, end of period/year	$10.470	$13.573	$16.502	$10.516	$13.278	$17.063

Total return	(22.89)%[4]	(9.75)%	57.85%[3]	(19.40)%	(10.05)%	26.37%
Supplemental data and ratios:
Net assets, end of period/year	$44,600,122	$71,780,033	$96,895,863	$64,153,851	$85,623,549	$109,589,630
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit[2]	1.78%[5]	1.40%	1.55%	1.79%	1.69%	1.58%
After expense reimbursement (recapture) and securities lending credit[2]	1.41%[5]	1.39%	1.64%	1.65%	1.66%	1.57%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	3.60%[5]	1.32%	0.43%	1.20%	0.72%	0.61%
After expense reimbursement (recapture) and securities lending credit	3.97%[5]	1.33%	0.34%	1.34%	0.75%	0.62%
Portfolio turnover rate	20.61%[4]	47.80%	58.36%	42.60%	47.18%	30.97%

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.01%, 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.
[3]	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
[4]	Not annualized.
[5]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$19.122	$21.067	$10.765	$14.385	$14.908	$17.860
Income from investment operations:
Net investment income (loss)[1]	0.045	0.002	(0.040)	(0.007)	(0.022)	(0.022)
Net realized and unrealized gains (losses) on investments	(3.835)	0.447	10.720	(3.393)	0.348	2.259

Total from investment operations	(3.790)	0.449	10.680	(3.400)	0.326	2.237

Less distributions:
Distributions from net investment income	—	(0.046)	(0.024)	(0.016)	—	(0.050)
Distributions from net realized gains	—	(2.348)	(0.354)	(0.204)	(0.849)	(5.139)

Total distributions	—	(2.394)	(0.378)	(0.220)	(0.849)	(5.189)

Net asset value, end of period/year	$15.332	$19.122	$21.067	$10.765	$14.385	$14.908

Total return	(19.82)%[3]	1.38%	99.76%	(24.10)%	2.99%	12.45%
Supplemental data and ratios:
Net assets, end of period/year	$88,037,059	$107,105,729	$92,756,350	$52,904,611	$63,904,945	$54,471,360
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit[2]	1.16%[4]	1.17%	1.46%	1.50%	1.56%	1.55%
After expense reimbursement (recapture) and securities lending credit[2]	1.05%[4]	1.14%	1.31%	1.39%	1.45%	1.39%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.41%[4]	(0.03)%	(0.40)%	(0.16)%	(0.25)%	(0.29)%
After expense reimbursement (recapture) and securities lending credit	0.52%[4]	0.01%	(0.25)%	(0.05)%	(0.14)%	(0.13)%
Portfolio turnover rate	15.22%[3]	36.38%	37.81%	26.54%	39.01%	32.87%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.611	$10.768	$7.537	$9.100	$9.759	$8.380
Income from investment operations:
Net investment income[1]	0.171	0.158	0.125	0.222	0.194	0.243
Net realized and unrealized gains (losses) on investments	(2.564)	(0.136)	3.386	(1.610)	(0.680)	1.305

Total from investment operations	(2.393)	0.022	3.511	(1.388)	(0.486)	1.548

Less distributions:
Distributions from net investment income	—	(0.179)	(0.280)	(0.175)	(0.173)	(0.169)

Total distributions	—	(0.179)	(0.280)	(0.175)	(0.173)	(0.169)

Net asset value, end of period/year	$8.218	$10.611	$10.768	$7.537	$9.100	$9.759

Total return	(22.55)%[5]	0.08%	46.72%	(15.69)%	(4.79)%	18.49%[3]
Supplemental data and ratios:
Net assets, end of period/year	$209	$28,243	$88,302	$78,232	$534,233	$822,817
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit[2]	0.80%[4]	0.89%	0.79%	0.77%	0.80%	0.83%[4]
After expense reimbursement (recapture) and securities lending credit[2]	0.79%[4]	0.79%	0.79%	0.79%	0.79%	0.79%[4]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	3.27%[4]	1.29%	1.30%	2.43%	2.04%	3.01%[4]
After expense reimbursement (recapture) and securities lending credit	3.28%[4]	1.39%	1.30%	2.41%	2.05%	3.05%[4]
Portfolio turnover rate	26.50%[5]	33.89%	46.15%	25.52%	59.18%	84.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	During the period August 3, 2017 through September 5, 2017 there were no Instutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.
[4]	Annualized.
[5]	Not annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.306	$10.445	$7.303	$8.856	$9.507	$8.260
Income from investment operations:
Net investment income[1]	0.147	0.131	0.081	0.142	0.121	0.087
Net realized and unrealized gains (losses) on investments	(2.526)	(0.150)	3.263	(1.538)	(0.643)	1.296

Total from investment operations	(2.379)	(0.019)	3.344	(1.396)	(0.522)	1.383

Less distributions:
Distributions from net investment income	—	(0.120)	(0.202)	(0.157)	(0.129)	(0.136)

Total distributions	—	(0.120)	(0.202)	(0.157)	(0.129)	(0.136)

Net asset value, end of period/year	$7.927	$10.306	$10.445	$7.303	$8.856	$9.507

Total return	(23.08)%[3]	(0.27)%	45.89%	(16.16)%	(5.36)%	16.76%
Supplemental data and ratios:
Net assets, end of period/year	$84,967,454	$125,033,842	$138,023,708	$110,561,165	$216,435,566	$212,049,697
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit[2]	1.30%[4]	1.25%	1.38%	1.36%	1.40%	1.38%
After expense reimbursement (recapture) and securities lending credit[2]	1.14%[4]	1.14%	1.37%	1.35%	1.39%	1.39%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	3.02%[4]	1.08%	0.88%	1.58%	1.32%	0.95%
After expense reimbursement (recapture) and securities lending credit	3.18%[4]	1.19%	0.89%	1.59%	1.33%	0.94%
Portfolio turnover rate	26.50%[3]	33.89%	46.15%	25.52%	59.18%	84.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$9.009	$9.700	$9.798	$9.270	$9.131	$9.320
Income from investment operations:
Net investment income[1]	0.083	0.110	0.112	0.170	0.176	0.133
Net realized and unrealized gains (losses) on investments	(1.032)	(0.571)	0.141[3]	0.490	0.144	(0.098)

Total from investment operations	(0.949)	(0.461)	0.253	0.660	0.320	0.035

Less distributions:
Distributions from net investment income	(0.101)	(0.124)	(0.184)	(0.108)	(0.181)	(0.168)
Distributions from net realized gains	—	(0.106)	(0.167)	(0.024)	—	(0.056)

Total distributions	(0.101)	(0.230)	(0.351)	(0.132)	(0.181)	(0.224)

Net asset value, end of period/year	$7.959	$9.009	$9.700	$9.798	$9.270	$9.131

Total return	(10.57)%[4]	(4.88)%	2.47%	7.16%	3.57%	0.35%
Supplemental data and ratios:
Net assets, end of period/year	$177,904,163	$200,560,432	$188,033,933	$135,386,961	$132,792,238	$134,255,059
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit[2]	1.00%[5]	0.99%	1.28%	1.29%	1.34%	1.38%
After expense reimbursement (recapture) and securities lending credit[2]	0.94%[5]	0.94%	1.19%	1.19%	1.19%	1.26%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.87%[5]	1.09%	1.01%	1.67%	1.80%	1.30%
After expense reimbursement (recapture) and securities lending credit	1.93%[5]	1.14%	1.10%	1.77%	1.95%	1.42%
Portfolio turnover rate	125.32%[4]	263.72%	283.45%	278.67%	239.11%	193.12%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[3]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[4]	Not annualized.
[5]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Institutional
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$16.192	$15.776	$10.139	$11.553	$11.534	$11.340
Income from investment operations:
Net investment income[1]	(0.017)	0.168	0.140	0.199	0.227	0.236
Net realized and unrealized gains (losses) on investments	(3.577)	0.751	5.843	(1.407)	(0.003)[5]	1.466

Total from investment operations	(3.594)	0.919	5.983	(1.208)	0.224	1.702

Less distributions:
Distributions from net investment income	—	(0.173)	(0.147)	(0.206)	(0.193)	(0.210)
Distributions from net realized gains	—	(0.330)	(0.199)	—	(0.012)	(1.298)

Total distributions	—	(0.503)	(0.346)	(0.206)	(0.205)	(1.508)

Net asset value, end of period/year	$12.598	$16.192	$15.776	$10.139	$11.553	$11.534

Total return	(22.20)%[6]	5.59%	59.19%	(10.82)%	2.22%	14.90%
Supplemental data and ratios:
Net assets, end of period/year	$5,893	$806,977	$2,892,788	$4,402,611	$5,450,557	$6,646,937
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	0.33%[7]	0.33%	0.34%	0.38%	0.40%	0.40%
After expense reimbursement (recapture) and securities lending credit[3]	0.28%[7]	0.29%	0.30%	0.33%	0.35%	0.35%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	(0.27)%[7]	0.96%	0.99%	1.60%	1.92%	1.91%
After expense reimbursement (recapture) and securities lending credit	(0.22)%[7]	1.00%	1.03%	1.65%	1.97%	1.96%
Portfolio turnover rate	12.14%[6]	17.09%	39.58%	37.80%	53.89%	70.47%

Portfolio	Turnover is calculated for the Fund as a whole.
[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[6]	Not annualized.
[7]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$16.029	$15.636	$10.062	$11.477	$11.458	$11.290
Income from investment operations:
Net investment income[1]	0.052	0.126	0.064	0.128	0.160	0.152
Net realized and unrealized gains (losses) on investments	(3.578)	0.726	5.780	(1.402)	0.003[5]	1.467

Total from investment operations	(3.526)	0.852	5.844	(1.274)	0.163	1.619

Less distributions:
Distributions from net investment income	—	(0.129)	(0.072)	(0.141)	(0.132)	(0.153)
Distributions from net realized gains	—	(0.330)	(0.198)	—	(0.012)	(1.298)

Total distributions	—	(0.459)	(0.270)	(0.141)	(0.144)	(1.451)

Net asset value, end of period/year	$12.503	$16.029	$15.636	$10.062	$11.477	$11.458

Total return	(22.00)%[6]	5.22%	58.23%	(11.35)%	1.61%	14.22%
Supplemental data and ratios:
Net assets, end of period/year	$830,075,405	$1,136,476,058	$1,075,230,154	$739,949,997	$788,314,442	$611,928,879
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	0.69%[7]	0.68%	0.94%	0.97%	1.00%	1.00%
After expense reimbursement (recapture) and securities lending credit[3]	0.65%[7]	0.64%	0.90%	0.93%	0.95%	0.95%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.69%[7]	0.71%	0.44%	1.03%	1.35%	1.22%
After expense reimbursement (recapture) and securities lending credit	0.73%[7]	0.75%	0.48%	1.07%	1.40%	1.27%
Portfolio turnover rate	12.14%[6]	17.09%	39.58%	37.80%	53.89%	70.47%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.01%, 0.00%, 0.00%, 0.00%, 0.01% and 0.01%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[6]	Not annualized.
[7]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Institutional
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$11.071	$11.164	$9.204	$9.677	$9.538	$9.100
Income from investment operations:
Net investment income[1]	0.130	0.247	0.262	0.288	0.255	0.204
Net realized and unrealized gains (losses) on investments	(1.673)	0.101	1.978	(0.491)	0.104	0.442

Total from investment operations	(1.543)	0.348	2.240	(0.203)	0.359	0.646

Less distributions:
Distributions from net investment income	—	(0.246)	(0.244)	(0.270)	(0.205)	(0.187)
Distributions from net realized gains	—	(0.195)	(0.036)	—	(0.015)	(0.021)

Total distributions	—	(0.441)	(0.280)	(0.270)	(0.220)	(0.208)

Net asset value, end of period/year	$9.528	$11.071	$11.164	$9.204	$9.677	$9.538

Total return	(13.95)%[6]	2.95%	24.42%	(2.41)%	3.97%	7.07%
Supplemental data and ratios:
Net assets, end of period/year	$9,204	$286,674	$1,287,200	$1,713,169	$2,268,382	$3,140,896
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	0.34%[5]	0.35%	0.36%	0.40%	0.42%	0.44%
After expense reimbursement (recapture) and securities lending credit[3]	0.10%[5]	0.10%	0.10%	0.10%	0.10%	0.27%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.16%[5]	1.89%	2.22%	2.57%	2.35%	1.97%
After expense reimbursement (recapture) and securities lending credit	2.40%[5]	2.14%	2.48%	2.87%	2.67%	2.14%
Portfolio turnover rate	13.92%[6]	28.28%	38.17%	58.96%	69.19%	30.27%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.978	$11.070	$9.137	$9.617	$9.482	$9.060
Income from investment operations:
Net investment income[1]	0.125	0.207	0.199	0.226	0.196	0.143
Net realized and unrealized gains (losses) on investments	(1.682)	0.098	1.959	(0.490)	0.107	0.438

Total from investment operations	(1.557)	0.305	2.158	(0.264)	0.303	0.581

Less distributions:
Distributions from net investment income	—	(0.202)	(0.189)	(0.216)	(0.153)	(0.138)
Distributions from net realized gains	—	(0.195)	(0.036)	—	(0.015)	(0.021)

Total distributions	—	(0.397)	(0.225)	(0.216)	(0.168)	(0.159)

Net asset value, end of period/year	$9.421	$10.978	$11.070	$9.137	$9.617	$9.482

Total return	(14.18)%[6]	2.60%	23.67%	(2.99)%	3.35%	6.39%
Supplemental data and ratios:
Net assets, end of period/year	$379,401,492	$509,796,048	$461,123,761	$314,935,864	$337,130,990	$268,079,977
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	0.71%[5]	0.70%	0.96%	0.99%	1.02%	1.03%
After expense reimbursement (recapture) and securities lending credit[3]	0.46%[5]	0.45%	0.70%	0.70%	0.70%	0.83%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.17%[5]	1.56%	1.64%	1.98%	1.75%	1.31%
After expense reimbursement (recapture) and securities lending credit	2.42%[5]	1.81%	1.90%	2.27%	2.07%	1.51%
Portfolio turnover rate	13.92%[6]	28.28%	38.17%	58.96%	69.19%	30.27%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.01%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Institutional
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$11.499	$11.487	$10.019	$10.962	$10.950	$10.250
Income from investment operations:
Net investment income[1]	0.069	0.088	0.073	0.129	0.138	0.142
Net realized and unrealized gains (losses) on investments	(1.064)	1.167	1.958	(0.517)	0.408	1.078

Total from investment operations	(0.995)	1.255	2.031	(0.388)	0.546	1.220

Less distributions:
Distributions from net investment income	—	(0.101)	(0.051)	(0.108)	(0.128)	(0.393)
Distributions from net realized gains	—	(1.142)	(0.512)	(0.447)	(0.406)	(0.127)

Total distributions	—	(1.243)	(0.563)	(0.555)	(0.534)	(0.520)

Net asset value, end of period/year	$10.504	$11.499	$11.487	$10.019	$10.962	$10.950

Total return	(8.65)%[6]	10.71%	20.69%	(4.27)%	5.59%	11.83%
Supplemental data and ratios:
Net assets, end of period/year	$496,464	$789,761	$1,305,328	$1,553,075	$1,506,030	$1,681,043
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	0.45%[5]	0.46%	0.47%	0.50%	0.51%	0.52%
After expense reimbursement (recapture) and securities lending credit[3]	0.44%[5]	0.43%	0.45%	0.46%	0.43%	0.45%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.23%[5]	0.70%	0.65%	1.10%	1.15%	1.25%
After expense reimbursement (recapture) and securities lending credit	1.24%[5]	0.73%	0.67%	1.14%	1.23%	1.32%
Portfolio turnover rate	147.51%[6]	406.19%	443.30%	500.28%	336.60%	369.57%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$11.400	$11.394	$9.960	$10.919	$10.907	$10.150
Income from investment operations:
Net investment income[1]	0.054	0.047	0.010	0.061	0.074	0.082
Net realized and unrealized gains (losses) on investments	(1.059)	1.154	1.941	(0.515)	0.410	1.054

Total from investment operations	(1.005)	1.201	1.951	(0.454)	0.484	1.136

Less distributions:
Distributions from net investment income	—	(0.053)	(0.005)	(0.058)	(0.066)	(0.252)
Distributions from net realized gains	—	(1.142)	(0.512)	(0.447)	(0.406)	(0.127)

Total distributions	—	(1.195)	(0.517)	(0.505)	(0.472)	(0.379)

Net asset value, end of period/year	$10.395	$11.400	$11.394	$9.960	$10.919	$10.907

Total return	(8.82)%[6]	10.32%	19.96%	(4.83)%	4.96%	11.14%
Supplemental data and ratios:
Net assets, end of period/year	$467,932,769	$518,623,186	$469,311,387	$323,199,482	$341,839,666	$271,460,164
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	0.80%[5]	0.81%	1.07%	1.10%	1.11%	1.11%
After expense reimbursement (recapture) and securities lending credit[3]	0.79%[5]	0.78%	1.05%	1.06%	1.03%	1.03%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.98%[5]	0.36%	0.07%	0.50%	0.58%	0.69%
After expense reimbursement (recapture) and securities lending credit	0.99%[5]	0.39%	0.09%	0.54%	0.66%	0.77%
Portfolio turnover rate	147.51%[6]	406.19%	443.30%	500.28%	336.60%	369.57%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Institutional
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.053	$10.554	$10.005	$10.402	$10.335	$10.290
Income from investment operations:
Net investment income[1]	0.168	0.267	0.256	0.329	0.346	0.292
Net realized and unrealized gains (losses) on investments	(1.013)	(0.516)	0.638 [2]	(0.367)	(0.003)[2]	(0.037)

Total from investment operations	(0.845)	(0.249)	0.894	(0.038)	0.343	0.255

Less distributions:
Distributions from net investment income	—	(0.252)	(0.345)	(0.359)	(0.276)	(0.210)

Total distributions	—	(0.252)	(0.345)	(0.359)	(0.276)	(0.210)

Net asset value, end of period/year	$9.208	$10.053	$10.554	$10.005	$10.402	$10.335

Total return	(8.41)%[6]	(2.46)%	8.92%	(0.53)%	3.43%	2.47%
Supplemental data and ratios:
Net assets, end of period/year	$23,851	$228,905	$476,449	$1,133,623	$667,898	$1,343,813
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit[4]	0.47%[7]	0.47%	0.49%	0.50%	0.51%	0.53%
After expense reimbursement (recapture) and securities lending credit[4]	0.21%[7]	0.20%	0.21%	0.21%	0.20%	0.37%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	3.16%[7]	2.26%	2.15%	2.82%	3.04%	2.64%
After expense reimbursement (recapture) and securities lending credit	3.42%[7]	2.53%	2.43%	3.11%	3.35%	2.80%
Portfolio turnover rate	84.70%[6]	27.64%	65.03%	161.00%	146.82%	154.33%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.01%, 0.00%, 0.01%, 0.01%, 0.00% and 0.00%, respectively.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[6]	Annualized.
[7]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.080	$10.578	$10.010	$10.402	$10.348	$10.320
Income from investment operations:
Net investment income[1]	0.119	0.227	0.195	0.266	0.283	0.231
Net realized and unrealized gains (losses) on investments	(0.983)	(0.515)	0.634[5]	(0.368)	(0.001)[5]	(0.036)

Total from investment operations	(0.864)	(0.288)	0.829	(0.102)	0.282	0.195

Less distributions:
Distributions from net investment income	—	(0.210)	(0.261)	(0.290)	(0.228)	(0.167)

Total distributions	—	(0.210)	(0.261)	(0.290)	(0.228)	(0.167)

Net asset value, end of period/year	$9.216	$10.080	$10.578	$10.010	$10.402	$10.348

Total return	(8.57)%[6]	(2.80)%	8.26%	(1.11)%	2.81%	1.88%
Supplemental data and ratios:
Net assets, end of period/year	$334,450,112	$236,003,490	$212,656,486	$391,177,265	$312,866,645	267,250,294
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	0.82%[7]	0.82%	1.09%	1.10%	1.11%	1.12%
After expense reimbursement (recapture) and securities lending credit[3]	0.57%[7]	0.55%	0.81%	0.81%	0.80%	0.96%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.20%[7]	1.87%	1.57%	2.22%	2.44%	2.04%
After expense reimbursement (recapture) and securities lending credit	2.45%[7]	2.14%	1.85%	2.51%	2.75%	2.20%
Portfolio turnover rate	84.70%[6]	27.64%	65.03%	161.00%	146.82%	154.33%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.02%, 0.00%, 0.01%, 0.01%, 0.00% and 0.00%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[6]	Annualized.
[7]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Allocation Fund
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$11.373	$11.332	$9.056	$10.660	$10.603	$10.460
Income from investment operations:
Net investment income[1]	0.190	0.313	0.270	0.344	0.358	0.287
Net realized and unrealized gains (losses) on investments	(1.938)	0.044	2.272	(1.632)	0.062	0.137

Total from investment operations	(1.748)	0.357	2.542	(1.288)	0.420	0.424

Less distributions:
Distributions from net investment income	(0.211)	(0.316)	(0.266)	(0.313)	(0.363)	(0.281)
Distributions from net realized gains	—	—	—	(0.003)	—	—

Total distributions	(0.211)	(0.316)	(0.266)	(0.316)	(0.363)	(0.281)

Net asset value, end of period/year	$9.414	$11.373	$11.332	$9.056	$10.660	$10.603

Total return	(15.47)%[5]	3.09%	28.42%	(12.53)%	4.13%	4.05%
Supplemental data and ratios:
Net assets, end of period/year	$81,945,141	$111,888,042	$132,821,013	$112,044,753	$132,260,092	$119,091,615
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	0.86%[6]	0.84%	1.09%	1.12%	1.15%	1.13%
After expense reimbursement (recapture) and securities lending credit[3]	0.59%[6]	0.70%	0.96%	0.92%	0.82%	0.98%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	3.33%[6]	2.55%	2.48%	2.99%	3.08%	2.52%
After expense reimbursement (recapture) and securities lending credit	3.60%[6]	2.69%	2.61%	3.19%	3.41%	2.67%
Portfolio turnover rate	28.92%[5]	24.21%	73.27%	85.15%	44.77%	131.23%

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.01%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
[4]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Not annualized
[6]	Annualiized

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Institutional
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.080	$10.582	$9.368	$9.422	$9.577	$9.670
Income from investment operations:
Net investment income[1]	0.099	0.254	0.511	0.391	0.426	0.543
Net realized and unrealized gains (losses) on investments	(1.099)	(0.453)	0.989[2]	(0.076)[2]	(0.183)	(0.158)[2]

Total from investment operations	(1.000)	(0.199)	1.500	0.315	0.243	0.385

Less distributions:
Distributions from net investment income	(0.096)	(0.236)	(0.286)	(0.369)	(0.398)	(0.478)
Distributions from net realized gains	—	(0.067)	—	—	—	—

Total distributions	(0.096)	(0.303)	(0.286)	(0.369)	(0.398)	(0.478)

Net asset value, end of period/year	$8.984	$10.080	$10.582	$9.368	$9.422	$9.577

Total return	(9.96)%[6]	(2.02)%	16.10%	3.38%	2.58%	3.99%
Supplemental data and ratios:
Net assets, end of period/year	$7,600	$8,598	$7,747	$34,154	$26,280	$224,505
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit[4]	0.31%[7]	0.30%	0.37%	0.45%	0.56%	0.52%
After expense reimbursement (recapture) and securities lending credit[4]	0.15%[7]	0.15%	0.15%	0.15%	0.16%	0.27%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.90%[7]	2.24%	4.84%	3.81%	4.07%	5.27%
After expense reimbursement (recapture) and securities lending credit	2.06%[7]	2.39%	5.06%	4.11%	4.47%	5.52%
Portfolio turnover rate	262.68%[6]	195.55%	211.84%	517.05%	380.48%	232.11%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[6]	Annualized.
[7]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$9.991	$10.497	$9.304	$9.366	$9.525	$9.610
Income from investment operations:
Net investment income[1]	0.081	0.213	0.250	0.331	0.361	0.340
Net realized and unrealized gains (losses) on investments	(1.091)	(0.445)	1.175[2]	(0.076)[2]	(0.173)	(0.018)[2]

Total from investment operations	(1.010)	(0.232)	1.425	0.255	0.188	0.322

Less distributions:
Distributions from net investment income	(0.080)	(0.207)	(0.232)	(0.317)	(0.347)	(0.407)
Distributions from net realized gains	—	(0.067)	—	—	—	—

Total distributions	(0.080)	(0.274)	(0.232)	(0.317)	(0.347)	(0.407)

Net asset value, end of period/year	$8.901	$9.991	$10.497	$9.304	$9.366	$9.525

Total return	(10.13)%[6]	(2.33)%	15.38%	2.76%	2.00%	3.35%
Supplemental data and ratios:
Net assets, end of period/year	$306,498,826	$347,766,775	$279,838,116	$98,516,379	$59,741,077	$55,246,464
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit[4]	0.70%[7]	0.70%	0.99%	1.05%	1.15%	1.12%
After expense reimbursement (recapture) and securities lending credit[4]	0.50%[7]	0.50%	0.75%	0.75%	0.77%	0.93%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.50%[7]	1.83%	2.17%	3.20%	3.45%	3.30%
After expense reimbursement (recapture) and securities lending credit	1.70%[7]	2.03%	2.41%	3.50%	3.83%	3.49%
Portfolio turnover rate	262.68%[6]	195.55%	211.84%	517.05%	380.48%	232.21%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.02% and 0.00%, respectively.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[6]	Annualized.
[7]	Not Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Institutional
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$10.136	$9.504	$8.813	$8.067	$8.665	$8.700
Income from investment operations:
Net investment income (loss)[1]	(0.033)	(0.106)	(0.084)	0.063	0.081	(0.002)
Net realized and unrealized gains (losses) on investments	2.672	1.607	1.079	1.097	(0.679)	(0.033)

Total from investment operations	2.639	1.501	0.995	1.160	(0.598)	(0.035)

Less distributions:
Distributions from net investment income	—	(0.262)	—	(0.131)	—	—
Distributions from net realized gains	—	(0.607)	(0.304)	(0.283)	—	—

Total distributions	—	(0.869)	(0.304)	(0.414)	—	—

Net asset value, end of period/year	$12.775	$10.136	$9.504	$ 8.813	$8.067	$8.665

Total return	26.00%[3]	17.34%	11.46%	14.70%	(6.90)%	(0.40)%
Supplemental data and ratios:
Net assets, end of period/year	$5,258	$176,686	$483,785	$1,220,564	$961,919	$1,215,018
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived[2]	1.14%[4]	1.19%	1.21%	1.25%	1.27%	1.38%
After expense reimbursement (recapture) and fees waived[2]	1.14%[4]	1.19%	1.29%	1.30%	1.30%	1.34%
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	(0.61)%[4]	(1.12)%	(0.87)%	0.79%	1.03%	(0.07)%
After expense reimbursement (recapture) and fees waived	(0.61)%[4]	(1.12)%	(0.95)%	0.74%	1.00%	(0.03)%
Portfolio turnover rate	0.00%[3]	0.00%	0.00%	0.00%	0.00%	0.00%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income (loss) per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.04%, respectively.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Service
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$9.893	$9.268	$8.648	$7.914	$8.551	$8.640
Income from investment operations:
Net investment income (loss)[1]	0.000	(0.136)	(0.129)	0.011	0.035	(0.050)
Net realized and unrealized gains (losses) on investments	2.502	1.570	1.053	1.077	(0.672)	(0.039)

Total from investment operations	2.502	1.434	0.924	1.088	(0.637)	(0.089)

Less distributions:
Distributions from net investment income	—	(0.202)	—	(0.071)	—	—
Distributions from net realized gains	—	(0.607)	(0.304)	(0.283)	—	—

Total distributions	—	(0.809)	(0.304)	(0.354)	—	—

Net asset value, end of period/year	$12.395	$9.893	$9.268	$8.648	$7.914	$8.551

Total return	25.27%[3]	16.94%	10.84%	14.03%	(7.45)%	(0.92)%
Supplemental data and ratios:
Net assets, end of period/year	$572,291,983	$251,272,515	$207,653,403	$221,868,264	$156,397,141	$121,362,278
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived[2]	1.50%[4]	1.54%	1.80%	1.85%	1.87%	1.97%
After expense reimbursement (recapture) and fees waived[2]	1.50%[4]	1.54%	1.81%	1.90%	1.90%	1.94%
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	0.01%[4]	(1.47)%	(1.47)%	0.18%	0.47%	(0.61)%
After expense reimbursement (recapture) and fees waived	0.01%[4]	(1.47)%	(1.48)%	0.13%	0.44%	(0.58)%
Portfolio turnover rate	0.00%[3]	0.00%	0.00%	0.00%	0.00%	0.00%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income (loss) per share has been calculated based on average shares outstanding during the period/year.
[2]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.04%, respectively.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Conservative Income Fund
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$9.776	$9.938	$9.899	$9.987	$10.000
Income from investment operations:
Net investment income[2]	0.060	0.049	0.029	0.177	0.153
Net realized and unrealized gains (losses) on investments	(0.171)	(0.159)	0.044	(0.092)	(0.020)[7]

Total from investment operations	(0.111)	(0.110)	0.073	0.085	0.133

Less distributions:
Distributions from net investment income	(0.060)	(0.052)	(0.034)	(0.173)	(0.144)
Distributions from net realized gains	—	—	—	—	(0.002)

Total distributions	(0.060)	(0.052)	(0.034)	(0.173)	(0.146)

Net asset value, end of period/year	$9.605	$9.776	$9.938	$9.899	$9.987

Total return	(1.14)%[3]	(1.12)%	0.74%	0.85%	1.34%[3]
Supplemental data and ratios:
Net assets, end of period/year	$16,773,867	$10,911,849	$15,926,192	$6,724,818	$973,527
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.93%[5]	1.06%	1.14%	2.23%	43.40%[5]
After expense reimbursement (recapture) and securities lending credit	0.64%[5]	0.64%	0.64%	0.64%	0.64%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	0.95%[5]	0.08%	(0.20)%	0.18%	(41.09)%[5]
After expense reimbursement (recapture) and fees waived	1.24%[5]	0.50%	0.30%	1.77%	1.67%[5]
Portfolio turnover rate	241.71%[3]	161.18%	190.65%	190.99%	388.79%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[7]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Income Fund
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$9.204	$9.950	$9.857	$9.892	$10.000
Income from investment operations:
Net investment income[2]	0.063	0.208	0.186	0.284	0.079
Net realized and unrealized gains (losses) on investments	(0.921)	(0.745)	0.090[7]	(0.048)[7]	0.016[7]

Total from investment operations	(0.858)	(0.537)	0.276	0.236	0.095

Less distributions:
Distributions from net investment income	(0.065)	(0.209)	(0.183)	(0.266)	(0.203)
Distributions from net realized gains	—	—	—	(0.005)	—

Total distributions	(0.065)	(0.209)	(0.183)	(0.271)	(0.203)

Net asset value, end of period/year	$8.281	$9.204	$9.950	$9.857	$9.892

Total return	(9.35)%	(5.53)%	2.79%	2.34%	0.99%[3]
Supplemental data and ratios:
Net assets, end of period/year	$53,580,778	$44,470,391	$38,031,721	$32,494,874	$3,619,628
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit[8]	0.85%	0.88%	0.92%	1.18%	16.23%[5]
After expense reimbursement (recapture) and securities lending credit[8]	0.79%	0.79%	0.80%	0.79%	0.79%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	1.38%	2.02%	1.73%	2.39%	(14.57)%[5]
After expense reimbursement (recapture) and fees waived	1.44%	2.11%	1.85%	2.79%	0.87%[5]
Portfolio turnover rate	97.41%	222.96%	194.13%	247.58%	801.50%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[7]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[8]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

FINANCIAL HIGHLIGHTS

	Growth & Income Fund
	Period Ended September 30, 2022	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period/year and selected information for the period/year are as follows:
Net asset value, beginning of period/year	$11.023	$11.683	$8.717	$9.772	$10.000
Income from investment operations:
Net investment income[2]	0.101	0.110	0.134	0.189	0.331
Net realized and unrealized gains (losses) on investments	(1.383)	0.888	2.959	(1.094)	(0.320)[7]

Total from investment operations	(1.282)	0.998	3.093	(0.905)	0.011

Less distributions:
Distributions from net investment income	(0.098)	(0.139)	(0.127)	(0.146)	(0.239)
Distributions from net realized gains (losses)	—	(1.519)	—	(0.004)	—

Total distributions	(0.098)	(1.658)	(0.127)	(0.150)	(0.239)

Net asset value, end of period/year	$9.643	$11.023	$11.683	$8.717	$9.772

Total return	(11.67)%[3]	7.90%	35.67%	(9.45)%	0.14%[3]
Supplemental data and ratios:
Net assets, end of period/year	$93,381,721	$116,833,573	$86,833,376	$33,927,659	$4,519,060
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit[8]	0.92%[5]	0.87%	0.95%	1.34%	27.58%[5]
After expense reimbursement (recapture) and securities lending credit[8]	0.86%[5]	0.81%	0.80%	0.79%	0.79%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	1.87%[5]	0.86%	1.13%	1.34%	(23.11)%[5]
After expense reimbursement (recapture) and fees waived	1.93%[5]	0.92%	1.28%	1.89%	3.68%[5]
Portfolio turnover rate	19.61%[3]	174.37%	108.96%	159.34%	123.50%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period/year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
[7]	Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
[8]	Includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements. Interest expense was 0.07%, 0.02%, 0.01%, 0.00% and 0.00%, respectively.

See notes to financial statements.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

September 30, 2022

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trusts dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 5 funds: GuideMark Large Cap Core Fund, GuideMark Emerging Markets Fund, GuideMark Small/Mid Cap Core Fund, GuideMark World ex-US Fund, GuideMark Core Fixed Income. GPS Funds II is comprised of the following 10 funds: GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Tactical Allocation Fund, GuidePath Absolute Return Allocation Fund, GuidePath Multi-Asset Income Allocation Fund, GuidePath Flexible Income Allocation Fund, GuidePath Managed Futures Strategy Fund, GuidePath Conservative Income Fund, GuidePath Income Fund and GuidePath Growth and Income Fund (collectively, the “Funds”). All of the Funds are classified and operate as diversified funds under the 1940 Act. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Tactical Allocation Fund and GuidePath Absolute Return Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Tactical Allocation Fund and GuidePath Absolute Return Allocation Fund commenced operations on April 29, 2011. The GuidePath Multi-Asset Income Allocation Fund and GuidePath Flexible Income Allocation Fund commenced operations on August 31, 2012. The GuidePath Managed Futures Strategy Fund commenced operations on January 19, 2016. The GuidePath Conservative Income Fund, GuidePath Income Fund and GuidePath Growth and Income Fund commenced operations on April 30, 2018. Each Fund offers two classes of shares: Service Shares and Institutional Shares, except GuidePath Conservative Income Fund, GuidePath Income Fund and GuidePath Growth and Income Fund, which are only offered with a single share class. Certain Fund classes were without shares as of the year end; any share activity related to those classes is presented in the Statements of Changes in Net Assets. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.	Fund of Funds

The GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Absolute Return Allocation Fund, GuidePath Multi-Asset Income Allocation Fund, GuidePath Flexible Income Allocation Fund, GuidePath Conservative Income Fund, GuidePath Income Fund and GuidePath Growth and Income Fund each operate as a “Fund of Funds,” investing primarily or, in the case of the GuidePath Tactical Allocation Fund, between 10% and 100% of its assets, in registered investment companies, including mutual funds and exchange-traded funds (“ETFs”). The funds in which the Fund of Funds may invest are referred to herein as the “Underlying Funds.” The Advisor believes that investing in

Underlying Funds provides each Fund of Funds with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in a Fund of Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, each Fund of Funds may buy Underlying Funds managed by the Advisor or its affiliates, which in turn, invest in various securities, including ETFs. The Fund of Funds may also invest directly in securities and other exchange-traded products, such as exchange-traded notes.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Investment Valuation

The Funds value their investments at fair value. Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. These investments in mutual funds may include investments in affiliated mutual funds. Investments in mutual funds are generally priced using values supplied by the underlying funds themselves. Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share.

Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

net asset value will be valued at their fair value in accordance with the requirements of Rule 2a-5. The Board designated the Advisor as Valuation Designee of the Trusts. The Valuation Designee has established a Valuation Committee to oversee the implementation of the valuation procedures on behalf of the Funds.

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the year. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

During the year, certain securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments.  The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain foreign common stocks, preferred stocks, participatory notes, and real estate investment trusts; and (3) certain over-the-counter derivative instruments, including forward currency contracts, options written, and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Forward currency contracts, OTC options and swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments.  The Funds’ investments that were categorized as Level 3 include: fair valued securities.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2022:

GuideMark Large Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$444,737,403	$—	$343,740	$445,081,143
Investment Companies	17,399,900	—	—	17,399,900
Real Estate Investment Trusts	7,035,937	—	—	7,035,937
Short Term Investments	2,263,271	—	—	2,263,271
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	50,893,955

Total Investments in Securities	$471,436,511	$—	$343,740	$522,674,206

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stock
Balance as of April 1, 2022	$140,204
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(72,584)
Transfers into/(out of) Level 3	276,120	*

Balance as of September 30, 2022	$343,740

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2022.	$9,280

*	One common stock transferred from Level 1 to Level 3 due to a lack of observable market data.

GuideMark Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$223,180	$3,232,655	$—	$3,455,835
Consumer Discretionary	639,358	4,399,358	—	5,038,716
Consumer Staples	756,543	3,066,123	0	3,822,666
Energy	322,833	2,365,713	0	2,688,546
Financials	550,698	7,212,600	0	7,763,298
Health Care	—	1,609,748	—	1,609,748
Industrials	30,405	2,718,085	—	2,748,490
Information Technology	87,104	7,962,361	0	8,049,465
Materials	777,175	2,761,384	0	3,538,559
Real Estate	—	485,581	65,895	551,476
Utilities	190,998	747,827	—	938,825

Total Common Stocks	3,578,294	36,561,435	65,895	40,205,624
Investment Companies	3,099,253	—	—	3,099,253
Preferred Stocks
Consumer Staples	—	99,431	—	99,431
Energy	309,167	—	—	309,167
Financials	334,806	—	—	334,806
Information Technology	—	139,839	—	139,839
Materials	175,541	78,456	—	253,997
Utilities	106,694	—	—	106,694

Total Preferred Stocks	926,208	317,726	—	1,243,934
Rights	—	—	0	—
Short Term Investments	116,460	—	—	116,460
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	2,132,591

Total Investments in Securities	$7,720,215	$36,879,161	$65,895	$46,797,862

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stock	Rights
Balance as of April 1, 2022	$—	$—
Purchases	—	—
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Corporate Actions	425,258	0
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(425,258)	—
Transfers into/(out of) Level 3	65,896 *	—

Balance as of September 30, 2022	$0	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2022.	$(442,402)	$—

*	Three common stocks transferred from Level 2 to Level 3 due to a lack of observable market data.

GuideMark Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$79,852,862	$—	$13,159	$79,866,021
Investment Companies	2,892,769	—	—	2,892,769
Real Estate Investment Trusts	4,881,027	—	—	4,881,027
Short Term Investments	315,900	—	—	315,900
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	22,782,871

Total Investments in Securities	$87,942,558	$—	$13,159	$110,738,588

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Rights
Balance as of April 1, 2022	$23,760	$322
Purchases	—	—
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Corporate Actions	(544)	—
Realized gain (loss)	544	(2,026)
Change in unrealized appreciation (depreciation)	(10,601)	1,704
Transfers into/(out of) Level 3	—	—

Balance as of September 30, 2022	$13,159	$—

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2022.	$(10,601)	$—

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

GuideMark World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$65,619	$3,891,317	$—	$3,956,936
Consumer Discretionary	501,940	9,540,827	—	10,042,767
Consumer Staples	1,466,929	7,974,148	—	9,441,077
Energy	2,120,937	4,300,989	—	6,421,926
Financials	3,237,298	12,193,537	—	15,430,835
Health Care	182,527	10,174,677	—	10,357,204
Industrials	1,143,762	10,999,237	—	12,142,999
Information Technology	456,101	3,716,589	—	4,172,690
Materials	1,301,494	4,341,125	—	5,642,619
Real Estate	78,445	580,077	—	658,522
Utilities	270,101	1,579,035	—	1,849,136

Total Common Stocks	10,825,154	69,291,558	—	80,116,712
Investment Companies	3,377,396	—	—	3,377,396
Preferred Stocks	—	366,140	—	366,140
Real Estate Investment Trusts	10,919	139,296	—	150,215
Short Term Investments	192,186	—	—	192,186
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	4,133,164

Total Investments in Securities	$14,405,655	$69,796,994	$—	$88,335,813

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

GuideMark Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$12,100,904	$247,233	$12,348,137
Collateralized Mortgage Obligations	—	28,137,665	—	28,137,665
Corporate Obligations	—	48,321,575	—	48,321,575
Foreign Government Debt Obligations	—	2,449,383	—	2,449,383
Mortgage Backed Securities – U.S. Government Agency	—	60,543,741	—	60,543,741
Municipal Debt Obligations	—	2,868,903	—	2,868,903
U.S. Treasury Obligations	—	46,558,834	—	46,558,834

Total Fixed Income	—	200,981,005	247,233	201,228,238
Short Term Investments	4,647,462	—	—	4,647,462
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	3,061,000

Total Investments in Securities	$4,647,462	$200,981,005	$247,233	$208,936,700

Other Financial Instruments**
Futures	$885,493	$—	$—	$885,493
Options Written	—	(116,999)	—	(116,999)
Swaps	—	152,604	—	152,604

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, options written and swaps. Futures and swaps are reflected as the unrealized appreciation (depreciation) on the instrument, while options written are reflected at value.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Fixed Income
Balance as of April 1, 2022	$—
Purchases	248,393
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,160)
Transfers into/(out of) Level 3	—

Balance as of September 30, 2022	$247,233

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2022.	$(1,160)

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

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GuidePath Growth Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$820,641,617	$—	$—	$820,641,617
Short Term Investments	8,598,917	—	—	8,598,917
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	157,022,731

Total Investments in Securities	$829,240,534	$—	$—	$986,263,265

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$375,405,823	$—	$—	$375,405,823
Short Term Investments	3,741,259	—	—	3,741,259
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	104,331,390

Total Investments in Securities	$379,147,082	$—	$—	$483,478,472

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Tactical Allocation Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$255,988,859	$—	$—	$255,988,859
Real Estate Investment Trusts	40	—	—	40
Short Term Investments	210,645,791	—	—	210,645,791
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	30,932,216

Total Investments in Securities	$466,634,690	$—	$—	$497,566,906

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Absolute Return Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$331,226,828	$—	$—	$331,226,828
Short Term Investments	2,841,210	—	—	2,841,210
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	60,309,447

Total Investments in Securities	$334,068,038	$—	$—	$394,377,485

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

GuidePath Multi-Asset Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$80,492,018	$—	$—	$80,492,018
Short Term Investments	873,338	—	—	873,338
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	23,811,535

Total Investments in Securities	$81,365,356	$—	$—	$105,176,891

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Flexible Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$266,526,847	$—	$—	$266,526,847
Short Term Investments	40,677,529	—	—	40,677,529
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	98,791,695

Total Investments in Securities	$307,204,376	$—	$—	$405,996,071

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Managed Futures Strategy Fund

	Level 1	Level 2	Level 3	Total
Short Term Investments	$24,484,515	$526,494,060	$7,001,225	$557,979,800

Total Investments in Securities	$24,484,515	$526,494,060	$7,001,225	$557,979,800

Other Financial Instruments*
Futures	$32,196,657	$—	$—	$32,196,657
Forward Currency Contracts	$—	$4,541,878	$—	$4,541,878

*	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures and forward currency contracts. Futures and forward currency contracts are reflected as the unrealized appreciation (depreciation) on the instrument.

For	further information regarding security characteristics, see the Consolidated Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Certificate of Deposit
Balance as of April 1, 2022	—
Purchases	7,000,249
Sales proceeds and paydowns	—
Accreted discounts, net	(4)
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	980
Transfers into/(out of) Level 3	—

Balance as of September 30, 2022	$7,001,225

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2022.	$980

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

GuidePath Conservative Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$8,368,527	$—	$—	$8,368,527
Short Term Investments	6,454,749	1,973,982	—	8,428,731
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	2,178,040

Total Investments in Securities	$14,823,276	$1,973,982	$—	$18,975,298

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$52,340,096	$—	$—	$52,340,096
Short Term Investments	1,281,423	—	—	1,281,423

Total Investments in Securities	$53,621,519	$—	$—	$53,621,519

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath Growth & Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$31,351,480	$—	$—	$31,351,480
Investment Companies	33,377,909	—	—	33,377,909
Short Term Investments	20,862,706	8,889,470	—	29,752,176
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	2,875,955

Total Investments in Securities	$85,592,095	$8,889,470	$—	$97,357,520

Other Financial Instruments**
Futures	$856,263	$—	$—	$856,263
Options Written	(764,620)	(1,163,150)	—	(1,927,770)

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and written options. Futures are reflected as unrealized appreciation (depreciation) on the instrument, while options written are reflected at value.

For further information regarding security characteristics, see the Schedule of Investments.

(b)	Consolidation of Subsidiary

The GuidePath Managed Futures Strategy Fund may invest up to 25% of its total assets in GuidePath Managed Futures Strategy Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by GuidePath Managed Futures Strategy Fund. The financial statements of the GuidePath Managed Futures Strategy Fund include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The GuidePath Managed Futures Strategy Fund had 1.40% of its total assets invested in the Subsidiary as of September 30, 2022.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

(c)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

(d)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. As of and during the year ended March 31, 2022, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year ended March 31, 2022, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(g)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(h)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Fund and enable it legally to do business. The Funds expense organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 4). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(j)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest recorded using the effective yield method is accrued daily. Withholding taxes on foreign dividends and taxes on capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided in accordance with the Trusts’ understanding of the applicable country’s tax rules and rates. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(k)	Distributions to Shareholders

The Funds, with the exception of the Core Fixed Income Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Conservative Income Fund, Income Fund and Growth and Income Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income quarterly. The Conservative Income Fund, Income Fund and Growth and Income Fund will generally distribute any net investment income monthly. All of the Funds will generally distribute any

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(l)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. All of the Funds may invest in options that are listed on U.S. exchanges or traded over the counter. Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange. The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Funds may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may also purchase and write call and put options on such futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Funds may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Funds may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

In general, the use of derivatives may increase the risk within the Funds. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Funds may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Funds were pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as the Funds may receive returns (or suffer losses) exceeding the initial amounts the Funds committed in connection with the derivatives. The

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

use of derivatives can result in losses or gains to the Funds exceeding the amount the Funds would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Funds.

GuideMark Core Fixed Income Fund

During the period, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX and CMBX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the period primarily to manage interest rate risk. The Fund used investment grade CDX, CMBX and purchased and sold (wrote) options to efficiently manage investment grade credit exposure.

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2022

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Contracts – Swaps	Appreciation on swap agreements	$—	Depreciation on swap agreements	$11,634

Interest Rate Contracts – Swaps	Appreciation on swap agreements	164,238	Depreciation on swap agreements	—

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	1,024,990	Unrealized depreciation on futures contracts**	139,497

Credit Contracts – Options	Options written, at value	—	Options written, at value	116,999
Total		$1,189,228		$268,130

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2022

Amount of Realized Gain or (Loss) on Derivatives
	Futures Contracts	Swaps	Options	Total
Credit Contracts	$—	$(459,966)	$485,725	$25,759
Interest Rate Contracts	1,737,673	289,946	—	2,027,619

Total	$1,737,673	$(170,020)	$485,725	$2,053,378

Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Futures Contracts	Swaps	Options	Total
Credit Contracts	$—	$(11,634)	$(31,021)	$(42,655)
Interest Rate Contracts	612,434	(122,669)	—	489,765

Total	$612,434	$(134,303)	$(31,021)	$447,110

GuidePath Managed Futures Strategy Fund

The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended September 30, 2022, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

Consolidated Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2022

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Commodity Contracts – Futures*	Unrealized appreciation on futures contracts**	$1,878,287	Unrealized depreciation on futures contracts**	$2,062,810

Equity Contracts – Futures*	Unrealized appreciation on futures contracts**	5,617,990	Unrealized depreciation on futures contracts**	3,497

Foreign Exchange Contracts – Forward Currency Contracts	Unrealized appreciation on forward currency contracts	4,640,443	Unrealized depreciation on forward currency contracts	98,565

Foreign Exchange Contracts – Futures*	Unrealized appreciation on futures contracts**	9,824,939	Unrealized depreciation on futures contracts**	3,037

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	17,351,366	Unrealized depreciation on futures contracts**	406,581
Total		$39,313,025		$2,574,490

*	Includes cumulative appreciation/depreciation as reported on the Consolidated Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2022

Amount of Realized Gain (Loss) on Derivatives
	Futures Contracts	Forward Currency Contracts
Commodity Contracts	$2,240,066	$—
Equity Contracts	(6,242,368)	—
Foreign Exchange Contracts	21,998,272	821,867
Interest Rate Contracts	50,070,708	—

Total	$68,066,678	$821,867

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Futures Contracts	Forward Currency Contracts
Commodity Contracts	$(4,186,016)	$—
Equity Contracts	6,446,131	—
Foreign Exchange Contracts	8,033,802	6,359,336
Interest Rate Contracts	4,530,521	—

Total	$14,824,438	$6,359,336

GuidePath Growth and Income Fund

During the period, the Fund used equity derivatives including S&P 500 Index futures and S&P 500 Index and exchange trade funds (“ETFs”) options, for both hedging and investment purposes, primarily risk management, and the pursuit of excess premium opportunities. The Fund used futures contracts during the period primarily to manage portfolio risk (volatility). The Fund wrote collateralized put options in an attempt to generate returns through receiving the option premiums; together with investments in fixed income instruments, it intended to lower the volatility relative to as if the Fund held the S&P 500 index.

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2022

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity Contracts – Futures*	Unrealized appreciation on futures contracts**	$856,263	Unrealized depreciation on futures contracts**	$—

Equity Contracts – Options	Options written, at value	—	Options written, at value	1,927,770
Total		$856,263		$1,927,770

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2022

Amount of Realized Gain (Loss) on Derivatives
	Futures Contracts	Options Written
Equity Contracts	$(469,254)	$(1,539,912)

Total	$(469,254)	$(1,539,912)

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Futures Contracts	Options Written
Equity Contracts	$802,234	$(1,702,890)

Total	$802,234	$(1,702,890)

Volume Disclosures

The average monthly value outstanding of options written during the period ended September 30, 2022 were as follows:

	GuideMark Core Fixed Income Fund	GuidePath Managed Futures Strategy Fund	GuidePath Growth and Income Fund
Options Written	$(33,285,714)	$—	$(794,361)

The average monthly notional amount outstanding of futures, forwards and swaps during the period ended September 30, 2022 were as follows:

Long Positions	GuideMark Core Fixed Income Fund	GuidePath Managed Futures Strategy Fund	GuidePath Growth and Income Fund
Futures	$5,765,325	$91,437,365	$983,075
Forwards	$—	$96,648,242	$—
Swaps	$4,095,000	$—	$—

Short Positions	GuideMark Core Fixed Income Fund	GuidePath Managed Futures Strategy Fund	GuidePath Growth and Income Fund
Futures	$(23,789,058)	$(1,343,418,665)	$(8,409,448)
Forwards	$—	$(20,256,004)	$—

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Funds; the risk that there may not be a liquid secondary market for the derivative at a time when the Funds would look to disengage the position; the risk that additional capital from the Funds may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Funds may induce leverage in the Funds, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

Offsetting Assets and Liabilities

GuideMark Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of September 30, 2022, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Citigroup	$1,024,990	$—	$1,024,990	$(139,497)	$—	$885,493
Swaps
Morgan Stanley	164,238	—	164,238	(11,634)	—	152,604

	$1,189,228	$—	$1,189,228	$(151,131)	$—	$1,038,097

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures*
Citigroup	$139,497	$—	$139,497	$(139,497)	$—	$—
Options written
Citigroup	65,999	—	65,999	(65,999)	—	—
Bank of America	51,000	—	51,000	(51,000)	—	—
Swaps
Morgan Stanley	11,634	—	11,634	(11,634)	—	—

	$268,130	$—	$268,130	$(268,130)	$—	$—

GuidePath Managed Futures Strategy Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

The table below, as of September 30, 2022, discloses both gross information and net information about instruments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Consolidated Statement of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward
NatWest	$4,640,443	$—	$4,640,443	$(98,565)	$—	$4,541,878
Futures*
Goldman Sachs	3,265,664	(2,597,815)	667,849	(36,804)	—	631,045

	$7,906,107	$(2,597,815)	$5,308,292	$(135,369)	$—	$5,172,923

Liabilities				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward
NatWest	$98,565	$—	$98,565	$(98,565)	$—	$—
Futures*
Goldman Sachs	2,634,619	(2,597,815)	36,804	(36,804)		—

	$2,733,184	$(2,597,815)	$135,369	$(135,369)	$—	$—

*	Cumulative appreciation/ depreciation on futures contracts is reported in the Consolidated Schedule of Open Futures Contracts – variation margin and recievable/payable for unsettled open futures contracts presented above is presented in the Consolidated Statement of Assets and Liabilities.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

GuidePath Growth and Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

The table below, as of September 30, 2022, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Options Written
Interactive Brokers	$1,927,770	$—	$1,927,770	$(1,927,770)	$—	$—

	$1,927,770	$—	$1,927,770	$(1,927,770)	$—	$—

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 7 for collateral related to securities on loan.

(m) Securities Purchased or Sold on a Forward-Commitment Basis The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(n) Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States. Investing in these types of securities make a fund more susceptible to additional risks. These risks include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

(o) Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on foreign currencies include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

The value of the Funds’ foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Funds may also incur losses in connection with conversions between various currencies.

(p)	Restricted and Illiquid Securities

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of it’s net assets in illiquid investments that are assets. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under the Funds’ liquidity guidelines.

(q)	Auction Rate Securities

The Core Fixed Income Fund and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(r)	Short Sales

Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(s)	Trustee Compensation

Effective April 1, 2021, for the services performed as Trustees of the consolidated Board of GPS Funds I and GPS Funds II, the Independent Trustees receive a retainer fee of $90,000 per year, $5,000 for each quarterly meeting and annual agreement renewal review meeting, whether held in-person or telephonically, $5,000 for each special meeting attended in person and $2,500 for each special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(t)	Pending Litigation

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(u)	Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in the markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk. These securities have been deemed to be liquid as of September 30, 2022.

4.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. The Cayman subsidiary of the GuidePath Managed Futures Strategy Fund aslo has an Investment Advisory Agreement with AssetMark, with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Funds compensate the Advisor monthly for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.45%
Emerging Markets Fund	0.59%
Small/Mid Cap Core Fund	0.57%
World ex-US Fund	0.50%
Core Fixed Income Fund	0.40%
Growth Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Tactical Allocation Fund	0.35%
Absolute Return Allocation Fund	0.35%
Multi-Asset Income Allocation Fund	0.35%
Flexible Income Allocation Fund	0.25%
Managed Futures Strategy Fund	1.05%
Conservative Income Fund	0.35%
Income Fund	0.45%
Growth and Income Fund	0.45%

AssetMark also provides certain administrative services to the shares of the Conservative Income Fund, Income Fund and Growth and Income Fund, and to the Service Shares of the remaining Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a monthly fee of 0.25% of the average daily net assets of the applicable class of shares of each Fund. Pursuant to an administrative services agreement, AssetMark provides services in connection with the operation and administration of the AssetMark Platform, including, among other things, back-office, administrative, custodial support and clerical services. Investors holding shares of the Funds outside of the AssetMark Platform are subject to these administrative services fees, but may not receive all of the related services.

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive, 0.025% of each Fund’s annual advisory fee on GPS Funds I assets in excess of $6 billion and an additional 0.025% of each Fund’s annual advisory fee on GPS Funds I assets in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Limitation Agreement under which the Advisor has agreed to waive, through July 31, 2023, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates (“Expense Limits”), based on daily net assets of each class of each Fund:

	Service Class	Institutional Class	Single Class
Large Cap Core Fund	0.99%	0.64%	—
Emerging Markets Fund	1.40%	1.05%	—
Small/Mid Cap Core Fund	1.20%	0.85%	—
World ex-US Fund	1.14%	0.79%	—
Core Fixed Income Fund	0.94%	0.59%	—
Growth Allocation Fund	0.75%	0.40%	—
Conservative Allocation Fund	0.45%	0.10%	—
Tactical Allocation Fund	0.85%	0.50%	—
Absolute Return Allocation Fund	0.55%	0.20%	—
Multi-Asset Income Allocation Fund	0.85%	0.50%	—
Flexible Income Allocation Fund	0.50%	0.15%	—
Managed Futures Strategy Fund	1.65%	1.30%	—
Conservative Income Fund	—	—	0.64%
Income Fund	—	—	0.79%
Growth and Income Fund	—	—	0.79%

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s Expense Limits at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the calendar month in which the fee or expense was waived or reimbursed. As of September 30, 2022, Large Cap Core Fund, Emerging Markets Fund Service Class Shares, Small/Mid Cap Core Fund, Growth Allocation Fund, Tactical Allocation Fund, Multi-Asset Income Allocation Fund and Managed Futures Strategy Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their Expense Limits. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2023	Year of Expiration 03/31/2024	Year of Expiration 03/31/2025	Year of Expiration 03/31/2026
Emerging Markets Fund	$9	$—	$—	$101,091
World ex-US Fund	3	21	155,025	75,413
Core Fixed Income Fund	47,021	123,677	89,424	48,278
Conservative Allocation Fund	389,424	725,482	812,082	314,257
Absolute Return Allocation Fund	368,484	590,940	312,450	275,043
Flexible Income Allocation Fund	109,083	289,266	212,963	199,582
Conservative Income Fund	32,174	38,716	53,047	16,163
Income Fund	34,524	27,465	3,614	12,270
Growth and Income Fund	62,844	81,402	43,413	2,958

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

5.	Service, Custody, and Line of Credit Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund

Services (“Fund Services”) and a Custody Agreement with U.S. Bank, N.A. (“USB” or the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

provide certain transfer agency, administrative, accounting and custody services.

The Funds have established a line of credit (“LoC”) with USB to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral. The LoC was renewed August 1, 2022 and will mature, unless renewed, on July 25, 2023. Borrowing under the LoC is limited to the lesser of 20% of the gross market value of a Fund, 20% of specific marketable securities acceptable to USB, or $250,000,000 for all Funds. The interest rate paid by the Funds on outstanding borrowings is equal to the prime rate, which was 6.25% at September 30, 2022. The Funds have authorized USB to charge any of the custody accounts of the Funds for any missed payments by the Funds. Interest expense incurred for the Funds is disclosed on the Statements of Operations.

During the period ended April 1, 2022 to September 30, 2022, the details of the borrowings were as follows:

Fund	Average Daily Borrowings	Weighted Average Annualized Interest Rate	Maximum Borrowings
Emerging Markets Fund	$87,421	4.02%	$3,712,000
World ex-US Fund	5,705	5.05%	261,000
Growth Allocation Fund	2,098,000	5.50%	77,574,000
Conservative Allocation Fund	1,048,601	5.33%	43,493,000
Absolute Return Allocation Fund	1,537,082	5.50%	87,465,000
Multi-Asset Income Allocation Fund	215,596	5.43%	7,927,000
Flexible Income Allocation Fund	269,022	5.13%	21,521,000
Growth and Income Fund	167,158	3.62%	14,512,000

6.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with the Custodian. Under the terms of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against costs and other charges incurred by the Funds with the Custodian or its affiliates or, as directed in writing by the Funds, other service providers. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

During the period ended September 30, 2022, the Funds had loaned securities that were collateralized by cash. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing year. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. The Funds also receive compensation in the form of fees which depend on a number of factors including the type of security and length of the loan. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral
Large Cap Core Fund	$50,893,955
Emerging Markets Fund	2,132,591
Small/Mid Cap Core Fund	22,782,871
World ex-US Fund	4,133,164
Core Fixed Income Fund	3,061,000
Growth Allocation Fund	157,022,731
Conservative Allocation Fund	104,331,390
Tactical Allocation Fund	30,932,216
Absolute Return Allocation Fund	60,309,447
Multi-Asset Income Allocation Fund	23,811,535
Flexible Income Allocation Fund	98,791,695
Managed Futures Strategy Fund	—
Conservative Income Fund	2,178,040
Income Fund	—
Growth & Income Fund	2,875,955

Amounts related to agreements not included in offsetting disclosure in Note 3 (Offsetting Assets and Liabilities).	$563,256,590

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the period ended September 30, 2022 are summarized below.

	Purchases	Sales
Large Cap Core Fund	$123,167,758	$210,436,339
Emerging Markets Fund	11,555,598	22,660,123
Small/Mid Cap Core Fund	18,568,024	14,844,680
World ex-US Fund	26,499,795	38,315,348
Core Fixed Income Fund*	284,722,430	299,135,183
Growth Allocation Fund	122,570,438	177,109,019
Conservative Allocation Fund	63,260,849	118,873,914

	Purchases	Sales
Tactical Allocation Fund	$397,264,994	$401,184,857
Absolute Return Allocation Fund	407,603,565	276,105,717
Multi-Asset Income Allocation Fund	28,897,630	41,253,055
Flexible Income Allocation Fund	801,315,910	820,856,147
Managed Futures Strategy Fund	—	—
Conservative Income Fund	25,142,369	21,313,037
Income Fund	65,253,124	50,998,105
Growth and Income Fund	13,653,401	21,901,877

*	Included in these amounts were $251,170,055 of purchases and $262,149,666 of sales of U.S. Government Securities.

8.	Transactions with Affiliates

The GuidePath Flexible Income Allocation Fund owned 5% or more of the voting securities of the following company during the period ended September 30, 2022. As a result, this company is deemed to be an affiliated company. The below table represents fair value:

Issuer	Value as of April 1, 2022	Purchases	Sales	Realized Gain (Loss)
WisdomTree Bloomberg U.S. Dollar Bullish Fund[1]	$11,530,173	$2,105,102	$4,903,465	$203,944

	$11,530,173	$2,105,102	$4,903,465	$203,944

Issuer	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Fair Value as of September 30, 2022	Share Balance as of September 30, 2022
WisdomTree Bloomberg U.S. Dollar Bullish Fund[1]	$1,141,113	$—	$10,076,867	338,377

	$1,141,113	$—	$10,076,867	338,377

[1]	No longer an affiliate as of September 30, 2022.

9.	Covid-19 Pandemic

The global outbreak of COVID-19, first detected in China in December 2019, has disrupted economic markets and the long-term economic impact is uncertain. The operational and financial performance of the issuers of securities in which a Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

10.	LIBOR Discontinuation

Certain variable rate securities use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a planned phase out of LIBOR by the end of 2021. Although many LIBOR rates were phased out at the end of 2021 as originally intended, certain widely used US dollar (USD) LIBOR rate settings (overnight, 1-, 3- ,6-, and 12-month) will continue to be published in representative forms until June 30, 2023 in order to assist with the market transition away from LIBOR-based instruments. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The transition to alternative rates may adversely affect the value or liquidity of certain LIBOR-based investments or reduce the effectiveness of related transactions such as hedges and the ultimate impact of the transition on markets generally remains uncertain.

11.	Ukraine/Russia War

On February 24, 2022, Russia commenced a military attack on Ukraine. This has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. In response to these events, the Russian government has imposed capital controls to restrict movements of capital entering and exiting the country. The conflict and related events have and may continue to result in price volatility and liquidity constraints. Future market disruptions as a result of the war cannot be predicted, but could be significant and may include adverse effects on global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The duration of the conflict, potential for escalation and ultimate effects on the Funds cannot currently be predicted.

12. Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

These differences are primarily due to CFC income reversal, partnerships and equalization. On the Statements of Assets and Liabilities, the following adjustments were made:

	Total Distrubutable Earnings (Loss)	Capital Stock
Large Cap Core Fund	$(2,265,532)	$2,265,532
Emerging Markets Fund	(1,554,428)	1,554,428
Small/Mid Cap Core Fund	(1,216,000)	1,216,000
World ex-US Fund	(302,612)	302,612
Core Fixed Income Fund	1	(1)
Growth Allocation Fund	(5,298,616)	5,298,616
Conservative Allocation Fund	(1,559,297)	1,559,297
Tactical Allocation Fund	(6,146,034)	6,146,034
Absolute Return Allocation Fund	—	—
Multi-Asset Income Allocation Fund	—	—
Flexible Income Allocation Fund	(547,924)	547,924
Managed Futures Strategy Fund	(13,054,569)	13,054,569
Conservative Income Fund	6,986	(6,986)
Income Fund	—	—
Growth and Income Fund	78,295	(78,295)

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Losses are carried forward indefinitely and any corresponding loss character is retained. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses
	Short Term	Long Term	Utilized
Large Cap Core Fund	$—	$—	$(1,584,575)
Emerging Markets Fund	—	—	—
Small/Mid Cap Core Fund	—	—	—
World ex-US Fund	—	—	(5,299,983)
Core Fixed Income Fund	—	—	—
Growth Allocation Fund	—	—	—
Conservative Allocation Fund	—	—	—
Tactical Allocation Fund	—	—	—
Absolute Return Allocation Fund	—	1,353,616	(1,631,954)
Multi-Asset Income Allocation Fund	—	5,200,922	(4,520,738)
Flexible Income Allocation Fund	—	—	(529,452)
Managed Futures Strategy Fund	—	—	—
Conservative Income Fund	133,132	10,190	—
Income Fund	1,581,781	—	—
Growth and Income Fund	—	—	—

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

Additionally, at March 31, 2022, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Core Fund	$—	$111,429
Emerging Markets Fund	—	355,705
Small/Mid Cap Core Fund	174,013	740,379
World ex-US Fund	—	—
Core Fixed Income Fund	—	1,108,729
Growth Allocation Fund	—	—
Conservative Allocation Fund	—	—
Tactical Allocation Fund	—	—
Absolute Return Allocation Fund	—	—
Multi-Asset Income Allocation Fund	—	—
Flexible Income Allocation Fund	—	3,353,310
Managed Futures Strategy Fund	—	—
Conservative Income Fund	3,165	—
Income Fund	—	—
Growth and Income Fund	67,920	916,361

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The character of distributions for tax purposes paid during the fiscal years ended March 31, 2022 and March 31, 2021 are as follows:

	Year Ended March 31, 2022
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Large Cap Core Fund	$4,380,405	$17,492,713	$—
Emerging Markets Fund	2,454,324	5,150,349	—
Small/Mid Cap Core Fund	1,322,987	10,865,602	—
World ex-US Fund	1,530,013	—	—
Core Fixed Income Fund	2,772,722	1,924,511	—
Growth Allocation Fund	15,113,758	16,949,619	—
Conservative Allocation Fund	11,536,921	6,206,078	—
Tactical Allocation Fund	39,531,728	9,786,060	—
Absolute Return Allocation Fund	4,479,391	—	—
Multi-Asset Income Allocation Fund	3,347,756	—	—
Flexible Income Allocation Fund	8,322,123	—	—
Managed Futures Strategy Fund	14,193,380	5,162,678	—
Conservative Income Fund	69,357	—	6,986
Income Fund	918,444	—	—
Growth and Income Fund	6,681,000	8,349,427	78,293

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

	Year Ended March 31, 2021
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Large Cap Core Fund	$2,201,345	$—
Emerging Markets Fund	177,627	—
Small/Mid Cap Core Fund	110,758	1,642,553
World ex-US Fund	2,716,002	—
Core Fixed Income Fund	4,964,515	636,513
Growth Allocation Fund	4,754,892	13,935,648
Conservative Allocation Fund	7,633,082	1,474,838
Tactical Allocation Fund	2,082,296	18,172,038
Absolute Return Allocation Fund	5,196,739	—
Multi-Asset Income Allocation Fund	3,193,649	—
Flexible Income Allocation Fund	4,975,241	—
Managed Futures Strategy Fund	—	6,730,017
Conservative Income Fund	33,188	—
Income Fund	628,224	—
Growth and Income Fund	795,837	—

At March 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund	World ex-US Fund	Core Fixed Income Fund
Cost of Portfolio*	$483,488,173	$59,638,941	$108,694,135	$96,135,002	$261,602,958

Gross Unrealized Appreciation	$309,218,459	$22,820,985	$39,907,800	$37,164,771	$1,361,450
Gross Unrealized Depreciation	(13,691,251)	(8,192,515)	(5,786,515)	(6,020,911)	(11,157,925)

Net Unrealized Appreciation/(Depreciation)	295,527,208	14,628,470	34,121,285	31,143,860	(9,796,475)

Undistributed Ordinary Income	—	—	—	2,185,741	488,021
Undistributed Long-Term Cap Gains	11,380,540	4,786,410	783,736	753,285	—
Other Accumulated Gains/(Losses)	(111,645)	(355,705)	(914,421)	—	(1,108,729)

Total Distributable Earnings/(Loss)	306,796,103	19,059,175	33,990,600	34,082,886	(10,417,183)

	Growth Allocation Fund	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund
Cost of Portfolio*	$1,026,512,042	$557,607,670	$555,369,963	$271,071,560	$127,282,927

Gross Unrealized Appreciation	$376,431,974	$66,047,672	$29,130,266	$4,994,240	$18,749,721
Gross Unrealized Depreciation	(25,848,357)	(18,707,528)	(12,927,846)	(9,005,584)	(4,381,519)

Net Unrealized Appreciation/(Depreciation)	350,583,617	47,340,144	16,202,420	(4,011,344)	14,368,202

Undistributed Ordinary Income	662,293	1,599,360	13,931,946	1,043,414	498,527
Undistributed Long-Term Cap Gains	33,002,646	1,410,637	8,621,703	—	—
Other Accumulated Gains/(Losses)	(9,659)	(9,659)	(9,659)	(1,363,275)	(5,200,922)

Total Distributable Earnings/(Loss)	384,238,897	50,340,482	38,746,410	(4,331,205)	9,665,807

GuideMark Funds & GuidePath Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2022

	Flexible Income Allocation Fund	Managed Futures Strategy Fund	Conservative Income Fund	Income Fund	Growth and Income Fund
Cost of Portfolio*	$409,246,214	$242,000,490	$11,021,918	$47,396,113	$121,215,978

Gross Unrealized Appreciation	$335,666	$3,304,628	$25,002	$—	$8,714,381
Gross Unrealized Depreciation	(12,008,084)	(1,259,456)	(103,918)	(2,799,400)	(2,597,700)

Net Unrealized Appreciation/(Depreciation)	(11,672,418)	2,045,172	(78,916)	(2,799,400)	6,116,681

Undistributed Ordinary Income	—	18,236,864	—	7,773	—
Undistributed Long-Term Cap Gains	2,197,965	702,935	—	—	—
Other Accumulated Gains/(Losses)	(3,353,310)	3,157,388	(146,487)	(1,581,781)	(984,281)

Total Distributable Earnings/(Loss)	(12,827,763)	24,142,359	(225,403)	(4,373,408)	5,132,400

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

*	Portfolio includes investments and derivative contracts

GuideMark Funds & GuidePath Funds

ADDITIONAL INFORMATION

September 30, 2022

Additional Information

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year ended March 31, 2022 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Core Fund	100.00%	100.00%
Emerging Markets Fund	0.95%	77.71%
Small/Mid Cap Core Fund	95.88%	99.21%
World ex-US Fund	0.00%	100.00%
Core Fixed Income Fund	0.00%	0.00%
Growth Allocation Fund	27.72%	77.31%
Conservative Allocation Fund	12.26%	35.42%
Tactical Allocation Fund	9.60%	10.85%
Absolute Return Allocation Fund	0.03%	0.27%
Multi-Asset Income Allocation Fund	31.27%	58.15%
Flexible Income Allocation Fund	1.19%	3.08%
Managed Futures Strategy Fund	0.00%	0.00%
Conservative Income Fund	0.00%	0.00%
Income Fund	8.94%	9.03%
Growth and Income Fund	0.55%	2.03%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) for each Fund were as follows (unaudited).

% of dividends as short-term capital gain
Large Cap Core Fund	20.74%
Emerging Markets Fund	64.67%
Small/Mid Cap Core Fund	86.22%
World ex-US Fund	0.00%
Core Fixed Income Fund	9.52%
Growth Allocation Fund	0.00%
Conservative Allocation Fund	0.00%
Tactical Allocation Fund	0.00%
Absolute Return Allocation Fund	0.00%
Multi-Asset Income Allocation Fund	0.00%
Flexible Income Allocation Fund	0.00%
Managed Futures Strategy Fund	0.00%
Conservative Income Fund	0.00%
Income Fund	0.00%
Growth and Income Fund	0.00%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designate the following amounts as foreign taxes paid for the year ended March 31, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets	$305,998	$0.0579	96.16%
World ex-US Fund	305,942	0.0252	96.75%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

GuideMark Funds & GuidePath Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2022

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	15	Trustee, Savos Investments Trust (2015-2022); Director, New England Bancorp (2006-2016);

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker- dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	15	Trustee, Savos Investments Trust (2015-2022);

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	15	Trustee, Savos Investments Trust (2015-2022); Director, Blue Calypso, Inc. (2015-2019); Director, Owens Realty Mortage Inc. (2013-2019); Cambria ETF Series Trust (2013-present); Director, Wells Fargo GAI Hedge Funds (2008-2019); Director, First Guarantee Mortgage Corporation (2021-present).
Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2008	President, GPS Funds I (2008-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-2022); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage®, LLC (2014-present).	15	Trustee, Savos Investments Trust (2008-2022); Director and Chairperson, AssetMark Trust Co. (2008-present); Director, AssetMark, Inc. (2013-present); Treasurer, Acalanes Booster Club (2017-2019); Director, Rheumatology Research Foundation (2021-present);

GuideMark Funds & GuidePath Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2022

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Vice President and Treasurer	Renewed 1-Year Term since 2014	Vice President and Treasurer, GPS Funds I, GPS Funds II, and Savos (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016-present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014- present), GPS Funds II (2011-2013 and May 2014- present), Savos (2009-2010 and May 2014-present) Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trusts as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.
**	Each Officer of the Trusts serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Funds’ Part F of Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809.

GuideMark Funds

GuidePath Funds

GUIDEMARK FUNDS & GUIDEPATH FUNDS

GuideMark Large Cap Core Fund

GuideMark Emerging Markets Fund

GuideMark Small/Mid Cap Core Fund

GuideMark World ex-US Fund

GuideMark Core Fixed Income Fund

GuidePath Growth Allocation Fund

GuidePath Conservative Allocation Fund

GuidePath Tactical Allocation Fund

GuidePath Absolute Return Allocation Fund

GuidePath Multi-Asset Income Allocation Fund

GuidePath Flexible Income Allocation Fund

GuidePath Managed Futures Strategy Fund

GuidePath Conservative Income Fund

GuidePath Income Fund

GuidePath Growth and Income Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water St.

Suite 830

Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

AssetMark Brokerage, LLC

1655 Grant Street, 10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money.

Semi-Annual Report

September 30, 2022

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in

1

Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GPS Funds I

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	12/05/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	12/05/2022

By (Signature and Title)	/s/ Patrick R. Young
Patrick R Young, Vice President/Treasurer

Date	12/05/2022

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